UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08194

FINANCIAL INVESTORS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:  April 30

Date of reporting period:  May 1, 2015 – April 30, 2016

Item 1.	Reports to Stockholders.

ANNUAL REPORT (April 30, 2016)

ASPEN PARTNERS
ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)
CLASS I SHARES (MFBTX)

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2016 (Unaudited)

May 7, 2016

Performance Results

For the one-year period ending April 30, 2016, the Class I shares of the Aspen Managed Futures Strategy Fund (the “Fund”) posted a return of -4.97%. Per its mandate, the Fund maintained a tight correlation1 to the Aspen Managed Futures Beta Index (“Aspen MFBI” or the “Index”)2. The Index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the Index, the Fund can take long or short positions in each of the eligible markets. A long position in a futures market will profit if the price of the futures contract rises, whereas a short position will profit if the price of the futures contract falls.

The SG CTA Index (formerly, the Newedge CTA Index)3, a managed futures benchmark, returned -0.7% over same time period. Another benchmark, the BTOP50 Index4, returned -2.7%. It is important to note that there are substantive differences between the Fund and these two indices in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

The Fund gained 0.49% in May 2015. U.S. equities rose during the month, while overseas bourses were mostly negative. Macroeconomic events continued to dominate headlines, as contrasting central bank commentary resulted in an uptick in market volatility.

The fixed income sector fell in the first two weeks of the month, as investors continued the selling spree that began in April. Buyers returned to the markets at mid-month after the release of weaker than expected economic data. The change in sentiment created a number of crosscurrents in the interest rate markets, and most trend-based managers experienced losses in May.

The Fund lost 1.66% in June 2015. The month was dominated by the Greek crises, which caused an increase in market volatility and numerous trend reversals. As a result, the SG CTA Index and the BTOP50 Index, two of the most often-cited managed futures benchmarks, lost 4% or more during the month.

Equities closely tracked the ongoing drama in Europe. Greece’s decision to postpone debt repayments until the end of June caused stocks to lose ground until about mid-month. The markets recovered when discussions between the EU and Greece turned friendlier, however, in the last week of June selling pressure intensified. The S&P 500 Index5 dropped nearly 2% in June. Trading in equity futures resulted in slight losses for the Fund.

The Fund gained 1.99% in July 2015. Against a volatile economic backdrop, a number of macro trends re-emerged leading to significant gains. The most important theme (and the most profitable for the Fund) was the decline in commodity prices. Crude oil lost more than 20%, its worst monthly showing in nearly seven years. Precious metals dropped precipitously due to a stronger dollar. Copper and other industrial metals likewise faltered due to reduced demand from China.

The Fund lost 4.00% in August 2015. The month was punctuated by a dramatic sell-off in the Chinese equity market. The pullback in China began on August 10th, when the country announced it was devaluing the yuan in response to disappointing Chinese retail sales. The market interpreted this move to be a lack of conviction in the strength of the economy, resulting in a sizable market decline. The Shanghai Stock Exchange Composite Index6, which appreciated 154% between July 2014 and June 2015, ended August 39% under its June peak. This unexpected move caused a reversal in a number of established market trends.

The Fund gained 1.02% in September 2015. Market conditions were turbulent, with global and domestic equity indices posting significant losses. The previous three months’ market pullback resulted in the worst calendar quarter since 2011 for stocks, as the S&P 500 Index fell 6.5% and the Shanghai Composite dropped nearly 25%. Equity markets provided the biggest boost for the Fund. Trading in FTSE7, Euro Stoxx8, Nikkei9 and S&P Futures all resulted in gains. Profits were capped due to numerous one-session rallies, most notably the 2% rally on the last day of the September.

The Fund lost 2.72% in October 2015. The month saw stocks rocket higher, with all ten sectors in the S&P 500 showing gains. It was the best month for equities in four years, and marked a dramatic turnaround for the market after the 3rd quarter’s turbulent conditions.

The Fund gained 2.38% in November 2015. Gains were broad-based, with profits generated in both the trend and counter-trend modules. Stocks continued higher in the U.S., but fell slightly elsewhere, while fixed income suffered losses. The currency markets were the biggest contributor to the Fund. Buoyed by strong employment data and the promise of higher rates by the Federal Reserve (the “Fed”), the U.S. dollar continued its ascent, creating trading opportunities in the Euro, Japanese yen, and Swiss franc. The stronger greenback contributed to declines in the energy market, while disappointing news regarding China’s economic recovery weighed heavily on raw materials prices.

The Fund recorded a loss of 1.07% in December 2015. Stocks lost ground in the U.S., but continued to outpace foreign bourses. Fixed income markets were mostly lower, especially in the high yield bond sectors, which experienced significant outflows.

The Fund lost 0.77% in January 2016, a month of extreme volatility in the equities markets. European stocks, technology issues, and small caps experienced significant pullbacks during the month, while fixed income posted modest gains as investors sought the relative safety of bonds.

The Fund gained 1.88% in February 2016. Capital flows favored safe haven assets due to increasing volatility. Equities markets fell early in the month and at one point were down double digits for 2016. A rally in the last two weeks of February limited losses in stock indices. The Fund was short foreign and domestic equities throughout February and, even with the rally, that sector proved to be the most profitable.

Annual Report | April 30, 2016	1

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2016 (Unaudited)

The Fund lost 2.17% in March 2016. The month proved to be a difficult period for managed futures as a number of well-established trends reversed. A broad-based reduction in market volatility added to the challenges, as new trends failed to materialize.

Outlook

In the U.S., a return to normalcy from quantitative easing took a detour when other central banks embraced a negative interest rate policy (NIRP). The concept of depositors paying banks for the privilege of holding their money is so new no one really knows what the unintended consequences might be. Take the Bank of Japan’s (BoJ) move to cut its benchmark interest rate below zero on January 29th. Since that day, the yen has appreciated 12%, even though the policy was originally intended to depress the value of the currency.

We have long been a proponent of a rising rate policy in the U.S., which would signal an end to the Fed’s backstop of the stock market. It would diminish many unintended consequences of Quantitative Easing10, including the increased possibility of asset bubbles and distortion of capital markets brought about by investment decisions that in normal conditions would never be made. Considering the strategy of other central banks, this policy will likely be delayed.

In the world of negative rates, alternative investments certainly deserve a seat at the table. In spite of the fact that the past year was particularly difficult for the managed futures sector and our Fund, there are two reasons why managed futures exposure is especially relevant. First, the ability to generate profits during periods of market volatility – which also coincides with the perpetuation of price trends – gives the asset class a unique benefit of negative correlation to stocks during down periods and flat to slightly positive correlation to stocks during favorable equity market periods. Second, managed futures has also been shown to be effective in capturing price trends in raw materials, such as crude oil and precious metals, a source of return that is completely unrelated to either the stock or bond markets.

Sincerely,

Bryan R. Fisher

William Ware Bush

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views of Aspen Partners, Ltd. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Aspen Managed Futures Strategy Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification	does not eliminate the risk of experiencing investment losses

[1]	Correlation - a statistical measure of how two securities move in relation to each other.

[2]

Aspen Managed Futures Beta Index (Aspen MFBI) is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[3]

The SG CTA Index (formerly, the Newedge CTA Index) provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The SG CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[4]

Barclay BTOP50 Index is an index of the largest investable CTA programs as measured by assets under management. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

[5]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

2	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2016 (Unaudited)

[6]

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100. Index trade volume on Q is scaled down by a factor of 1000. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[7]

The Financial Times Stock Exchange 100 Index, also called the FTSE 100 Index, FTSE 100, FTSE, or, informally, the “Footsie” /‘f℧tsi:/, is a share index of the 100 companies listed on the London Stock Exchange with the highest market capitalization.

[8]	The EURO STOXX 50 is a stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Börse Group and SIX Group.

[9]

Nikkei is short for Japan’s Nikkei 225 Stock Average. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the United States.

[10]	Quantitative Easing – A monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

Annual Report | April 30, 2016	3

Aspen Managed Futures Strategy Fund	Manager Commentary
April 30, 2016 (Unaudited)

Cumulative Total Return Performance as of April 30, 2016

Aspen Managed Futures Strategy Fund	Calendar Year-to-Date	1 Year	3 Year	Since Inception*
Aspen Managed Futures Strategy Fund - Class A (NAV)(1)	-1.23%	-5.20%	1.88%	-0.37%
Aspen Managed Futures Strategy Fund - Class A (MOP)(2)	-6.66%	-10.39%	-0.02%	-1.55%
Aspen Managed Futures Strategy Fund - Class I	-1.32%	- 4.97%	2.23%	0.00%
SG CTA Index(3)	1.73%	- 0.65%	4.35%	1.98%
Aspen Managed Futures Beta Index(4)	-0.61%	- 3.26%	4.13%	2.01%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*       Fund Inception date of August 2, 2011.

(1)     Net Asset Value (NAV) is the share price without sales charges.

(2)     Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%.

(3)     The SG CTA Index (formerly, the Newedge CTA Index) provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The SG CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

(4)     Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Portfolio Composition as of April 30, 2016 As a percentage of Net Assets^ ^ Holdings subject to change, and may not reflect the current or future position of the portfolio.

Performance of $10,000 Initial Investment (as of April 30, 2016)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; shareholder servicing fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2015 through April 30, 2016.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expense Ratio(a)	Expenses Paid During period 11/1/15 - 4/30/16(b)

Class A
Actual	$1,000.00	$997.90	1.60%	$7.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	1.60%	$8.02
Class I
Actual	$1,000.00	$999.40	1.24%	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.24%	$6.22

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2016	5

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2016

	Principal Amount/ Shares	Value (Note 2)

GOVERNMENT BONDS (50.67%)
U.S. TREASURY NOTES (50.67%)
0.250%, 05/15/2016	$5,000,000	$5,000,160
0.375%, 05/31/2016	7,029,000	7,030,005
0.500%, 06/30/2016	5,000,000	5,001,970
0.500%, 07/31/2016	5,000,000	5,002,250
0.500%, 08/31/2016	15,042,000	15,049,130
0.500%, 09/30/2016	7,500,000	7,503,383
0.500%, 09/30/2016	3,350,000	3,351,511
0.375%, 10/31/2016	8,071,000	8,069,741
0.500%, 11/30/2016	19,050,000	19,054,458
0.500%, 01/31/2017	13,000,000	12,998,726
0.500%, 03/31/2017	15,014,000	15,007,844
0.625%, 05/31/2017	10,065,000	10,065,201
0.625%, 07/31/2017	19,823,000	19,818,738
0.625%, 08/31/2017	5,045,000	5,042,341
0.625%, 09/30/2017	6,050,000	6,045,626

TOTAL GOVERNMENT BONDS

(Cost $143,993,513)		144,041,084

SHORT TERM INVESTMENTS (33.44%)
MONEY MARKET FUND (4.16%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 0.162%	11,829,203	11,829,203

U.S. TREASURY BILLS (29.28%)
0.243%, 05/26/2016(a)	10,600,000	10,598,210
0.285%, 06/23/2016(a)	10,500,000	10,495,600
0.333%, 07/21/2016(a)	10,000,000	9,995,800
0.418%, 08/18/2016(a)	4,000,000	3,997,048
0.413%, 09/15/2016(a)	5,000,000	4,995,245
0.575%, 10/13/2016(a)	9,400,000	9,385,336
0.496%, 11/10/2016(a)	10,000,000	9,981,620
0.563%, 12/08/2016(a)	13,350,000	13,322,085
0.565%, 01/05/2017(a)	10,500,000	10,471,388

		83,242,332

TOTAL SHORT TERM INVESTMENTS (Cost $95,024,319)		95,071,535

TOTAL INVESTMENTS (84.11%) (Cost $239,017,832)		$239,112,619

Other Assets In Excess Of Liabilities (15.89%)		45,167,783(b)

NET ASSETS (100.00%)		$284,280,402

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.
6	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
April 30, 2016

FUTURES CONTRACTS

At April 30, 2016, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Commodity Contracts
Copper Future(a)	Long	64	07/28/2016	$3,653,600	$94,195
Corn Future(a)	Long	551	07/15/2016	10,792,713	190,806
Gold 100 Oz Future(a)	Long	85	06/29/2016	10,969,250	456,217
New York Harbor ULSD Future(a)	Long	64	06/01/2016	3,725,568	6,784
Silver Future(a)	Long	123	07/28/2016	10,958,685	304,885
Soybean Future(a)	Long	208	07/15/2016	10,709,400	12,228
Sugar No. 11 (World) Future(a)	Long	398	07/01/2016	7,274,803	212,468
WTI Crude Future(a)	Long	81	05/23/2016	3,719,520	234,280
Foreign Currency Contracts
Australian Dollar Currency Future	Long	1,251	06/14/2016	94,913,370	581,297
Canadian Dollar Currency Future	Long	415	06/15/2016	33,092,100	1,656,186
Japanese Yen Currency Future	Long	441	06/14/2016	51,696,225	2,586,168
New Zealand Dollar Currency Future	Long	924	06/14/2016	64,347,360	2,189,395
Interest Rate Contracts
Canadian 10 Year Bond Future	Short	314	06/22/2016	(34,826,046)	21,112

				$271,026,548	$8,546,021

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation

Equity Contracts
Euro STOXX 50® Index Future	Long	195	06/20/2016	$6,647,189	$(194,722)
FTSE® 100 Index Future	Long	148	06/20/2016	13,433,471	(194,952)
Nikkei 225 Index Future	Short	76	06/10/2016	(6,051,500)	(50,176)
S&P 500® E-Mini Future	Long	127	06/20/2016	13,075,285	(173,937)
Foreign Currency Contracts
Euro FX Currency Future	Short	97	06/14/2016	(13,901,313)	(179,170)
Swiss Franc Currency Future	Short	496	06/14/2016	(64,752,800)	(2,054,904)
Interest Rate Contracts
Euro-Bund Future	Long	93	06/09/2016	17,238,551	(215,268)
Long Gilt Future	Long	102	06/29/2016	17,824,872	(284,169)
U.S. 10 Year Treasury Note Future	Long	136	06/22/2016	17,688,500	(78,806)

				$1,202,255	$(3,426,104)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

S&P - Standard and Poor’s

ULSD - Ultra Low Sulfur Diesel

(a)	Owned by an entity that is owned by the Fund and is consolidated as described in Note 1 of the Notes to the Consolidated Financial Statements.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2016	7

Aspen Managed Futures Strategy Fund	Consolidated Statement of Assets & Liabilities
April 30, 2016

ASSETS:
Investments, at value	$239,112,619
Cash	13,897,984
Deposit with broker for futures contracts (Note 3)	34,293,921
Receivable for shares sold	284,803
Variation margin receivable	671,792
Interest receivable	181,663
Prepaid and other assets	19,566

Total assets	288,462,348

LIABILITIES:
Foreign cash due to broker for futures contracts (Note 3)(Cost $2,597,264)	2,637,965
Payable to advisor	175,956
Variation margin payable	660,725
Payable for shares redeemed	521,262
Payable for administration fees	19,266
Payable for distribution and service fees
Class A	22,175
Payable for transfer agency fees	9,336
Delegated transfer agent equivalent services fees
Class A	1,058
Class I	25,559
Payable for trustee fees and expenses	1,680
Payable for professional fees	32,454
Payable for chief compliance officer fees	2,894
Payable for principal financial officer fees	417
Payable for licensing fees	58,652
Accrued expenses and other liabilities	12,547

Total liabilities	4,181,946

NET ASSETS	$284,280,402

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$297,577,676
Accumulated net investment income	2,217,954
Accumulated net realized loss	(20,689,231)
Net unrealized appreciation	5,174,003

NET ASSETS	$284,280,402

INVESTMENTS, AT COST	$239,017,832

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$8.83
Net Assets	$19,682,046
Shares of beneficial interest outstanding	2,229,960
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$9.34

Class I:
Net Asset Value, offering and redemption price per share	$8.98
Net Assets	$264,598,356
Shares of beneficial interest outstanding	29,451,202

See Notes to Consolidated Financial Statements.
8	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Consolidated Statement of Operations
For the Year Ended April 30, 2016

INVESTMENT INCOME:
Interest	$811,329
Dividends	8,982

Total investment income	820,311

EXPENSES:
Investment advisory fees (Note 6)	2,176,587
Investment advisory fees - subsidiary (Note 6)	230,237
Administrative fees	222,375
Distribution and service fees
Class A	79,491
Transfer agency fees	70,973
Delegated transfer agent equivalent services fees
Class A	6,627
Class I	130,458
Professional fees	49,931
Custodian fees	11,859
Trustee fees and expenses	20,663
Principal financial officer fees	5,000
Chief compliance officer fees	34,729
Licensing fees	725,529
Other	72,713

Total expenses before waiver/reimbursement	3,837,172
Waiver of investment advisory fees - subsidiary (Note 6)	(230,237)

Total net expenses	3,606,935

NET INVESTMENT LOSS	(2,786,624)

Net realized gain on investments	14,041
Net realized loss on futures contracts	(21,958,420)
Net realized loss on foreign currency transactions	(103,475)

Total net realized loss	(22,047,854)

Net change in unrealized depreciation of investments	(23,511)
Net change in unrealized appreciation on futures contracts	9,971,765
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currency transactions	(50,452)

Net change in unrealized appreciation	9,897,802

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,150,052)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,936,676)

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2016	9

Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS:
Net investment loss	$(2,786,624)	$(2,422,171)
Net realized gain/(loss)	(22,047,854)	36,321,277
Net change in unrealized appreciation/(depreciation)	9,897,802	(7,020,209)

Net increase/(decrease) in net assets resulting from operations	(14,936,676)	26,878,897

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net investment income
Class A	(290,384)	–
Class I	(4,854,577)	–
From net realized gains on investments
Class A	(1,080,184)	(309,900)
Class I	(15,329,525)	(4,218,836)

Net decrease in net assets from distributions	(21,554,670)	(4,528,736)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	17,757,620	13,068,693
Distributions reinvested	1,314,015	298,289
Cost of shares redeemed	(20,727,211)	(3,700,970)
Redemption fees	5,100	531
Class I
Proceeds from sales of shares	83,806,547	75,913,390
Distributions reinvested	16,756,950	3,994,682
Cost of shares redeemed	(44,568,213)	(25,671,930)
Redemption fees	2,041	1,186

Net increase from share transactions	54,346,849	63,903,871

Net increase in net assets	17,855,503	86,254,032

NET ASSETS:
Beginning of period	266,424,899	180,170,867

End of period*	$284,280,402	$266,424,899

*Includes accumulated net investment income of:	$2,217,954	$5,144,673

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,836,531	1,300,095
Distributions reinvested	146,490	30,594
Redeemed	(2,134,823)	(388,614)

Net increase/(decrease) in shares outstanding	(151,802)	942,075

Class I
Sold	8,468,843	7,614,314
Distributions reinvested	1,837,385	403,911
Redeemed	(4,699,475)	(2,608,713)

Net increase in shares outstanding	5,606,753	5,409,512

See Notes to Consolidated Financial Statements.
10	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2016 (a)	For the Year Ended April 30, 2015 (a)	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.01	$8.97	$9.29	$8.95	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.14)	(0.16)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.39)	1.39	(0.05)	0.50	(0.92)

Total from investment operations	(0.51)	1.25	(0.21)	0.34	(1.05)

LESS DISTRIBUTIONS:
From net investment income	(0.14)	–	–	–	–
Distributions from net realized gain on investments	(0.53)	(0.21)	(0.12)	–	–

Total distributions	(0.67)	(0.21)	(0.12)	–	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(c)	0.00(c)	0.01	0.00(c)	–

INCREASE/(DECREASE) IN NET ASSET VALUE	(1.18)	1.04	(0.32)	0.34	(1.05)

NET ASSET VALUE, END OF PERIOD	$8.83	$10.01	$8.97	$9.29	$8.95

TOTAL RETURN(d)	(5.20%)	14.00%	(2.15%)	3.80%	(10.50%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$19,682	$23,850	$12,914	$3,350	$1,254

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.56%(g)	1.64%	1.83%	1.80%	2.53%(f)
Operating expenses including fee waivers/reimbursements	1.56%	1.64%	1.83%	1.80%	1.80%(f)
Net investment loss including fee waivers/reimbursements	(1.24%)	(1.50%)	(1.72%)	(1.75%)	(1.79%)(f)

PORTFOLIO TURNOVER RATE	58%	38%	90%	0%	0%(e)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.
(g)

The ratio of operating expenses excluding fee waivers/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.64%.

See Notes to Consolidated Financial Statements.
Annual Report | April 30, 2016	11

Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2016 (a)	For the Year Ended April 30, 2015 (a)	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.17	$9.07	$9.36	$8.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.09)	(0.11)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain/(loss) on investments	(0.40)	1.42	(0.06)	0.49	(0.91)

Total from investment operations	(0.49)	1.31	(0.17)	0.38	(1.02)

LESS DISTRIBUTIONS:
From net investment income	(0.17)	–	–	–	–
Distributions from net realized gain on investments	(0.53)	(0.21)	(0.12)	–	–

Total distributions	(0.70)	(0.21)	(0.12)	–	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)

INCREASE/(DECREASE) IN NET ASSET VALUE	(1.19)	1.10	(0.29)	0.38	(1.02)

NET ASSET VALUE, END OF PERIOD	$8.98	$10.17	$9.07	$9.36	$8.98

TOTAL RETURN	(4.97%)	14.51%	(1.81%)	4.23%	(10.20%)(d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$264,598	$242,575	$167,258	$120,769	$90,450

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.22%(f)	1.25%	1.30%	1.25%	1.75%(e)
Operating expenses including fee waivers/reimbursements	1.22%	1.25%	1.30%	1.25%	1.55%(e)
Net investment loss including fee waivers/reimbursements	(0.94%)	(1.11%)	(1.20%)	(1.20%)	(1.54%)(e)

PORTFOLIO TURNOVER RATE	58%	38%	90%	0%	0%(d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)

The ratio of operating expenses excluding fee waivers/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee (see Note 6 for additional detail). The ratio inclusive of that fee would be 1.30%.

See Notes to Consolidated Financial Statements.
12	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes the Aspen Managed Futures Strategy Fund (the “Fund”). The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Managed Futures Strategy Fund offers Class A and Class I shares.

Basis of Consolidation for the Aspen Futures Fund, Ltd.

Aspen Futures Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of August 2, 2011, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of April 30, 2016, net assets of the Fund were $284,280,402, of which $23,654,939 or 8.32%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund and subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

Annual Report | April 30, 2016	13

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Aspen Partners, Ltd. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2016:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Government Bonds	$–	$144,041,084	$–	$144,041,084
Short Term Investments
Money Market Fund	11,829,203	–	–	11,829,203
U.S. Treasury Bills	–	83,242,332	–	83,242,332

TOTAL	$11,829,203	$227,283,416	$–	$239,112,619

Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$1,511,863	$–	$–	$1,511,863
Foreign Currency Contracts	7,013,046	–	–	7,013,046
Interest Rate Contracts	21,112	–	–	21,112
Liabilities:
Futures Contracts
Equity Contracts	(613,787)	–	–	(613,787)
Foreign Currency Contracts	(2,234,074)	–	–	(2,234,074)
Interest Rate Contracts	(578,243)	–	–	(578,243)

TOTAL	$5,119,917	$–	$–	$5,119,917

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2016, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

14	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

The Fund uses derivatives (including futures) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause

Annual Report | April 30, 2016	15

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

the Fund to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

●	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

●

Interest Rate Risk: When the Fund invests in fixed-income securities or derivatives, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

●

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country may interfer with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Fund. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

●

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary each day, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Fund and the Subsidiary is reduced. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

16	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

Consolidated Balance Sheet – Fair Value of Derivative Instruments as of April 30, 2016:

Risk Exposure	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value

Futures Contracts	Unrealized appreciation on futures contracts(a)	$8,546,021	Unrealized depreciation on futures contracts (a)	$(3,426,104)

		$8,546,021		$(3,426,104)

	Risk Exposure to Fund
	Commodity Contracts	$1,511,863		$–
	Equity Contracts	–		613,787
	Foreign Currency Contracts	7,013,046		2,234,074
	Interest Rate Contracts	21,112		578,243

		$8,546,021		$3,426,104

(a)

Represents cumulative appreciation/(depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day’s net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Consolidated Statement of Operations – The effect of Derivative Instruments for the year ended April 30, 2016:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Futures Contracts	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	$(21,958,420)	$9,971,765

		$(21,958,420)	$9,971,765

	Risk Exposure to Fund
	Commodity Contracts	$3,352,059	$1,756,916
	Equity Contracts	(6,746,395)	(689,300)
	Foreign Currency Contracts	(12,030,276)	8,187,392
	Interest Rate Contracts	(6,533,808)	716,757

		$(21,958,420)	$9,971,765

The average number of net futures contracts held by the fund during the period was 924.

4. TAX BASIS INFORMATION

Reclassifications: Reclassifications to paid-in capital relate primarily to differing book/tax treatment of foreign currency transactions and income from a controlled foreign corporation. For the year ended April 30, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss

Aspen Managed Futures Strategy Fund	$(1,756,917)	$5,004,866	$(3,247,949)

Tax Basis of Investments:  As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Futures Contracts and Foreign Currencies	Net Appreciation on Investments

Aspen Managed Futures Strategy Fund	$239,017,832	$347,476	$(252,689)	$5,079,216	$5,174,003

Annual Report | April 30, 2016	17

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

Components of Distributable Earnings: At April 30, 2016, components of distributable earnings were on a tax basis as follows:

Aspen Managed Futures Strategy Fund
Undistributed ordinary income	$2,217,954
Accumulated net capital losses	(17,081,177)
Net unrealized appreciation on futures contracts	5,174,003
Other cumulative effect of timing differences	(3,608,054)

Total distributable earnings	$(13,297,274)

Capital Losses: As of April 30, 2016, the Fund has available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The Fund has $5,251,829 in short-term losses and $7,866,509 in long-term losses that will be carried forward indefinitely to offset future realized gains.

The Fund elects to defer $3,962,839 to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016.

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain

Aspen Managed Futures Strategy Fund	$13,114,807	$8,439,863

The tax character of distributions paid during the year ending April 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain

Aspen Managed Futures Strategy Fund	$399,962	$4,128,774

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement, (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board.

18	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

This agreement may not be terminated or modified prior to this date except with the approval of the Board. For the period ended April 30, 2016, this amount equaled $230,237 and is disclosed in the Consolidated Statement of Operations. These waivers are not subject to reimbursement/recoupment.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net asset for each of Class A and Class I shares. This agreement is in effect from April 1, 2013 through August 31, 2016. The management fee is paid on a monthly basis.

The Adviser will be permitted to recover on a class-by-class basis, expenses it has borne through the agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2016 except with the approval of the Board.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Consolidated Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

The Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statement of Operations.

The Fund has adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates, which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares attributable to or held in the name of a Participating Organizations for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating

Annual Report | April 30, 2016	19

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
April 30, 2016

Organizations. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund. Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statement of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Consolidated Statement of Operations as Delegated Transfer Agent Equivalent Services.

Index Licensing Services

The Fund has adopted an Index Licensing Agreement with Quantitative Equity Strategies, LLC (“QES”) and the Adviser, joint owners of the Index, pursuant to which the Fund pays QES a monthly annualized licensing fee of 0.25%, based on the Fund’s average daily net assets for the right to use the Index in connection with the Fund.

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) during the year ended April 30, 2016 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$163,485,913
Proceeds from Investments Sold	$79,848,575

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

20	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Aspen Managed Futures Strategy Fund and subsidiary (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the four years in the period then ended and for the period from August 2, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aspen Managed Futures Strategy Fund and subsidiary of the Financial Investors Trust as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from August 2, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

Annual Report | April 30, 2016	21

Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2016 (Unaudited)

On March 11, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Aspen Partners, Ltd. (the “Adviser”) with respect to the Aspen Managed Futures Strategy Fund (the “Aspen Fund”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Aspen Fund:

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Aspen Fund, to the Adviser of 0.75% of the Aspen Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Aspen Fund.

The Board received and considered information including a comparison of the Aspen Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer group and universes of funds provided by an independent provider of investment company data (the “Independent Data Provider”). The Trustees noted that the contractual advisory fee rate for the Aspen Fund was below the Independent Data Provider peer group average and median contractual advisory fee rates.

Total Expense Ratios:  Based on such information, the Trustees further reviewed and considered the total net expenses (after waivers) of 1.64% and 1.25% of the Class A and Class I shares, respectively, of the Aspen Fund. The Trustees noted that the Aspen Fund’s total net expenses (after waivers) were below the Independent Data Provider peer group average and median total net expenses (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory Agreement:    The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Aspen Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Aspen Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Aspen Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Aspen Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance:  The Trustees reviewed performance information for the Aspen Fund for the 3-month, 1-year and 3-year periods ended December 31, 2015. That review included a comparison of the Aspen Fund’s performance to the performance of a group of comparable funds selected by the Independent Data Provider. The Trustees noted the performance of the Aspen Fund’s Class A and Class I shares were above their respective Independent Data Provider peer group average and median performance for the 3-year period ended December 31, 2015 and below their respective Independent Data Provider peer group average and median for the 3-month and 1-year periods ended December 31, 2015. The Trustees also considered the Adviser’s discussion of the Aspen Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts:  The Trustees noted certain information provided by the Adviser regarding fees charged to other Adviser clients and considered the Adviser’s statements indicating that there were no clients with investment mandates directly comparable to that of the Aspen Fund.

Profitability:  The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to the Aspen Fund. The Trustees considered the profits anticipated to be realized by the Adviser in connection with the operation of the Aspen Fund. The Board then reviewed the Adviser’s audited consolidated financial statements and supplemental schedule for the fiscal years 2013 and 2014 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Aspen Fund will be passed along to the shareholders under the proposed agreements.

22	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Disclosure Regarding Approval of Fund Advisory Agreement
April 30, 2016 (Unaudited)

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Aspen Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the Aspen Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the Aspen Fund’s contractual advisory fee rate was the below its Independent Data Provider peer group average and median contractual advisory fee rates;
●

the total net expenses (after waivers) for the Aspen Fund’s Class A and Class I shares were below their respective Independent Data Provider peer group average and median total net expenses (after waivers);

●	the nature, extent and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Aspen Fund was adequate;
●

the performance of the Aspen Fund’s Class A and Class I shares were above their respective Independent Data Provider peer group average and median performance for the 3-year period ended December 31, 2015 and below their respective Independent Data Provider peer group average and median performance for the 3-month and 1-year periods ended December 31, 2015;

●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Aspen Fund;

●	the profit realized by the Adviser in connection with the operation of the Aspen Fund is not unreasonable to the Aspen Fund; and
●	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Aspen Fund.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Investment Advisory Agreement, the Board had received sufficient information to renew and approve the Investment Advisory Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Aspen Fund and its shareholders.

Annual Report | April 30, 2016	23

Aspen Managed Futures Strategy Fund	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION (UNAUDITED)

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	QDI	DRD
Aspen Managed Futures Strategy Fund	0.00%	0.00%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Aspen Managed Futures Strategy Fund designated $8,439,863 as long-term capital gain distribution.

24	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-845-9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Annual Report | April 30, 2016	25

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

26	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2016	27

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

28	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011- 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Aspen Partners, Ltd. provides investment advisory services (currently none).

Annual Report | April 30, 2016	29

This material must be accompanied or preceded by the prospectus.

WWW.ASPENFUTURESFUND.COM

THE
DISCIPLINE
GROWTH
INVESTORS
FUND
4.30.2016 DGIFX ANNUAL REPORT
WWW.DGIFUND.COM
PHONE: 855.344.3863 FAX: 866.205.1499 PO BOX 275 DENVER, CO 80201

Shareholder Letter	3

Performance Update	5

Disclosure of Fund Expenses	7

Portfolio of Investments	17

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	31

Additional Information	32

Trustees and Officers	33

Disciplined Growth Investors’ goal is to communicate clearly and transparently with our clients and mutual fund shareholders. It is mutually beneficial when our shareholders understand how we invest, what we are currently thinking and forecasting, and the specific investment decisions we have made. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for these forecasts and have confidence in our investment team’s views, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements as those including words such as “believe”, “expect”, “anticipate”, “forecast”, and similar statement. We cannot assure future performance. These forward-looking statements are made only as-of the date of this report. Following the publication of this report, we will not update any of the forward-looking statements included here.

Past performance does not guarantee future results. Fund prices fluctuate as the underlying assets have exposure to market fluctuations and other risks, as described in the Fund’s prospectus. Please visit www.dgifund.com or call 855-344-3863 to obtain current performance information and for the current prospectus and statement of additional information. This material must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing.

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2016 (Unaudited)

April 30, 2016

Dear Shareholders,

As of April 30, 2016, The Disciplined Growth Investors Fund had total assets of $119.9 million. For the last twelve months, The DGI Fund has returned -2.05%. Equities have returned -2.9% in this period while fixed income securities have returned 2.2%. The Fund’s year-to-date performance for 2016 is 3.21%. Since inception, The DGI Fund has returned 11.91% on an annualized basis (4 years, 8 months).

Portfolio Asset Mix

The portfolio currently holds 69.9% stocks and 30.1% bonds and cash. A list of holdings is included as part of this annual report and is available on the Fund’s website at www.dgifund.com.

Portfolio Turnover & Transactions

The DGI Fund’s turnover for the last twelve months was 12.8%. This includes Fund inflows and outflows from investors and is consistent with the Fund’s since-inception annualized turnover of 11.6%.

In the last twelve months, we made initial purchases of the following six stocks: Cognex Corp. (CGNX), Southwestern Energy (SWN), Super Micro Computer Inc. (SMCI), and TripAdvisor Inc. (TRIP). We also added to the existing positions in Plantronics Inc. (PLT), Power Integrations Inc. (POWI), Tumi Holdings Inc. (TUMI), and Ultra Petroleum (UPLMQ).

We sold the remaining positions in Brady Corp, Dreamworks Animation SKG, Eaton Corp, Janus Capital Group Inc., Noble Corp, Teradata Corp, and Trimble Navigation Ltd. In addition, Aruba Networks was acquired by another company.

Market & Portfolio Commentary

The last twelve months was characterized by numerous macroeconomic events, including a slowdown in China, a decline in oil prices continued instability in the Mideast. These events overshadowed the underlying strong progress of the companies held in the mutual fund.

The macroeconomic uncertainties in part caused the U.S. stock market to decline sharply early in calendar 2016. We held a conference call open to all shareholders in February to address market volatility and provide our portfolio outlook. A recording of that call is available upon request.

The fiscal year of the mutual fund runs from April 2015 through April 2016. During the fiscal year, 25 stocks in your mutual fund had positive returns and 34 had negative returns1. The top five performers combined for a return of 4.3%. The bottom five performers combined to detract 6.0%. Your Fund’s 10 largest equity holdings returned 3.4%, with six of the top 10 holdings having positive results.

The numerous headlines tempts all investors to take their eyes off the most important investment factors- the long term expected returns from each asset class. As of today, the stocks in your mutual fund have an expected return under reasonable assumptions in excess of our required 12% hurdle rate2. Bonds are yielding 2-3% and money funds offer nearly zero returns3. Given the wide disparity in expected returns between stocks and other assets, we are maintaining our exposure to

Annual Report | April 30, 2016	1

The Disciplined Growth Investors Fund	Shareholder Letter
April 30, 2016 (Unaudited)

stocks at 70%, slightly higher than our long-term target. Even though we think bonds and money funds offer sub-par returns we are prudently honoring the fund’s balanced objectives and maintaining 30% of the fund in these two asset categories. We are maintaining tight maturity controls on the bonds.

For further portfolio commentary, market outlook articles, and the occasional macroeconomic note, please visit www.dgifund.com.

Sincerely,

Frederick K. Martin, CFA

Chief Investment Officer

Disciplined Growth Investors, Inc.

[1]

This reflects some holdings that were sold prior to 4/30/2016 and holdings added over the course of the last twelve months. As of 4/30/2016, your mutual fund held 51 stocks in the equity portion of the portfolio.

[2]

Hurdle rate refers to the minimum expected return a potential investment candidate must clear before we will make an investment. In the case of The DGI Fund the hurdle rate for stocks is 12%. This is an annualized rate of expected return over the next seven years. Existing holdings may show an expected return figure above or below the hurdle rate over the course of our long term ownership.

[3]	As of 4/30/2016, the US 10 Year Treasury Bond Yield was 1.83% and the Barclay’s US Aggregate Bond Index Yield was 2.15%. The S&P/BGCantor US Treasury Bill Money Market Index had a yield of 0.26%.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance (for the period ended April 30, 2016)

	1 month	Quarter	6 month	YTD	1 Year	3 Year	Since Inception*
Disciplined Growth
Investors Fund	0.76%	7.51%	1.40%	3.21%	-2.05%	8.34%	11.91%
S&P 500®
Total Return Index(1)	0.39%	7.05%	0.43%	1.74%	1.21%	11.26%	15.06%

*	Fund Inception date of August 12, 2011.

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

The returns shown above do not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns less than one year are cumulative.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

Annual Report | April 30, 2016	5

The Disciplined Growth Investors Fund	Performance Update
April 30, 2016 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended April 30, 2016)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation
(as a % of Net Assets)*

Technology	25.97%
Consumer Discretionary	19.36%
Health Care	10.27%
Producer Durables	8.90%
Energy	2.27%
Financial Services	3.12%
Asset/Mortgage Backed Securities	0.08%
Corporate Bond	22.96%
Foreign Government Bonds	0.33%
Government & Agency Obligations	0.05%
Other Assets in Excess of Liabilities	6.69%

Top Ten Holdings
(as a % of Net Assets)*

U.S. Treasury Bill, 10/13/2016	5.00%
Edwards Lifesciences Corp.	4.88%
TJX Cos., Inc.	3.90%
Intuit, Inc.	3.37%
Middleby Corp.	3.26%
Open Text Corp.	2.82%
L Brands, Inc.	2.56%
Plexus Corp.	2.28%
Autodesk, Inc.	2.13%
Intuitive Surgical, Inc.	1.99%
Top Ten Holdings	32.19%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2015 through April 30, 2016.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2015	Ending Account Value 4/30/2016	Expense Ratio(a)	Expenses Paid During period 11/1/2015 - 4/30/2016(b)

Actual	$1,000.00	$1,014.00	0.78%	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.98	0.78%	$3.92

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2016	5

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (69.89%)
CONSUMER DISCRETIONARY (19.36%)
Auto & Auto Parts (1.45%)
Gentex Corp.	108,475	$1,739,939

Consumer Products (4.82%)
Ethan Allen Interiors, Inc.	50,744	1,727,326
Garmin Ltd.	37,225	1,586,902
Ralph Lauren Corp.	9,956	927,999
Select Comfort Corp.(a)	62,024	1,530,752

		5,772,979

Leisure (3.20%)
Cheesecake Factory, Inc.	15,987	815,497
Royal Caribbean Cruises Ltd.	28,613	2,214,646
TripAdvisor, Inc.(a)	12,400	800,916

		3,831,059

Retail (8.64%)
Cabela’s, Inc.(a)	36,975	1,928,246
L Brands, Inc.	39,202	3,069,125
TJX Cos., Inc.	61,675	4,676,198
Urban Outfitters, Inc.(a)	22,725	689,022

		10,362,591

Textiles, Apparel & Luxury Goods (1.25%)
Tumi Holdings, Inc.(a)	56,250	1,500,750

TOTAL CONSUMER DISCRETIONARY		23,207,318

ENERGY (2.27%)
Crude Producers (1.28%)
Southwestern Energy Co.(a)	114,050	1,531,692

Oil & Gas Services (0.92%)
Core Laboratories NV	8,300	1,109,378

Oil, Gas & Consumable Fuels (0.07%)
Ultra Petroleum Corp.(a)	257,313	80,333

TOTAL ENERGY		2,721,403

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

FINANCIAL SERVICES (3.12%)
Banks (0.52%)
TCF Financial Corp.	45,375	$618,915

Consumer Finance & Credit Services (1.93%)
FactSet Research Systems, Inc.	15,381	2,318,686

Investment Banking & Brokerage (0.67%)
E*Trade Financial Corp.(a)	31,908	803,443

TOTAL FINANCIAL SERVICES		3,741,044

HEALTH CARE (10.27%)
Biotechnology (0.93%)
Myriad Genetics, Inc.(a)	30,900	1,112,400

Medical Equipment & Services (8.17%)
Edwards Lifesciences Corp.(a)	55,100	5,852,171
Intuitive Surgical, Inc.(a)	3,799	2,379,542
Varian Medical Systems, Inc.(a)	19,263	1,563,770

		9,795,483

Medical Specialties (1.17%)
Align Technology, Inc.(a)	19,425	1,402,291

TOTAL HEALTH CARE		12,310,174

PRODUCER DURABLES (8.90%)
Computers (0.55%)
IHS, Inc. - Class A(a)	5,312	654,332

Machinery (3.26%)
Middleby Corp.(a)	35,666	3,910,420

Machinery-Diversified (0.68%)
Graco, Inc.	10,400	815,256

Professional Services (1.06%)
CEB, Inc.	20,500	1,264,645

Software (0.61%)
Paychex, Inc.	14,000	729,680

Annual Report | April 30, 2016	7

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

PRODUCER DURABLES (continued)
Transportation & Freight (2.74%)
JetBlue Airways Corp.(a)	86,525	$1,712,330
Landstar System, Inc.	24,012	1,573,987

		3,286,317

TOTAL PRODUCER DURABLES		10,660,650

TECHNOLOGY (25.97%)
Computer Technology (1.03%)
Super Micro Computer, Inc.(a)	45,825	1,233,151

Electronics (6.71%)
ARM Holdings PLC - Sponsored ADR	20,849	858,770
Microchip Technology, Inc.	22,000	1,068,980
Open Text Corp.	60,537	3,385,229
Plexus Corp.(a)	65,388	2,730,603

		8,043,582

Information Technology (10.59%)
Akamai Technologies, Inc.(a)	40,700	2,075,293
Autodesk, Inc.(a)	42,725	2,555,809
Dolby Laboratories, Inc. - Class A	18,325	872,453
Intuit, Inc.	40,050	4,040,645
Seagate Technology PLC	55,810	1,214,984
Yahoo!, Inc.(a)	52,775	1,931,565

		12,690,749

Semiconductors (1.92%)
Power Integrations, Inc.	27,675	1,335,319
Synaptics, Inc.(a)	13,575	971,291

		2,306,610

Software (2.42%)
Cognex Corp.	24,225	860,714
Medidata Solutions, Inc.(a)	1,850	80,715
Qlik Technologies, Inc.(a)	34,450	1,060,716
RealPage, Inc.(a)	40,700	894,993

		2,897,138

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

TECHNOLOGY (continued)
Telecommunications (3.30%)
Plantronics, Inc.	54,188	$2,083,529
Ubiquiti Networks, Inc.(a)	30,375	1,081,957
ViaSat, Inc.(a)	10,283	788,706

		3,954,192

TOTAL TECHNOLOGY		31,125,422

TOTAL COMMON STOCKS (Cost $60,653,009)		83,766,011

	Principal Amount	Value (Note 2)

ASSET/MORTGAGE BACKED SECURITIES (0.08%)
Government National Mortgage Association, Series 2005-93
5.500% 12/20/2034	$88,493	90,490

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $94,481)		90,490

CORPORATE BONDS (22.96%)
BASIC MATERIALS (0.62%)
Chemicals (0.28%)
Lubrizol Corp.
8.875% 02/01/2019	287,000	341,787

Iron/Steel (0.34%)
Nucor Corp.
5.750% 12/01/2017	380,000	403,412

TOTAL BASIC MATERIALS		745,199

COMMUNICATIONS (2.48%)
Media (1.70%)
21st Century Fox America, Inc.
6.900% 03/01/2019	355,000	405,614
Comcast Cable Communications Holdings, Inc.
9.455% 11/15/2022	288,000	408,332
Comcast Corp.
5.150% 03/01/2020	715,000	811,457

Annual Report | April 30, 2016	9

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Principal Amount	Value (Note 2)

Media (continued)
Viacom, Inc.
5.625% 09/15/2019	$370,000	$407,675

		2,033,078

Telecommunications (0.78%)
AT&T, Inc.
3.000% 06/30/2022	510,000	520,843
AT&T, Inc.
5.500% 02/01/2018	7,000	7,500
Verizon Communications, Inc.
4.500% 09/15/2020	374,000	413,896

		942,239

TOTAL COMMUNICATIONS		2,975,317

CONSUMER, CYCLICAL (1.31%)
Retail (1.31%)
Advance Auto Parts, Inc.
5.750% 05/01/2020	368,000	402,526
CVS Health Corp.
4.125% 05/15/2021	352,000	386,358
McDonald’s Corp.
6.300% 03/01/2038	286,000	368,960
Wal-Mart Stores, Inc.
6.200% 04/15/2038	300,000	410,313

TOTAL CONSUMER, CYCLICAL		1,568,157

CONSUMER, NON-CYCLICAL (2.12%)
Beverages (1.10%)
Anheuser-Busch InBev Worldwide, Inc.
2.500% 07/15/2022	416,000	419,388
Diageo Capital PLC
5.750% 10/23/2017	455,000	485,251
Pepsi Bottling Group, Inc., Series B
7.000% 03/01/2029	296,000	413,093

		1,317,732

Commercial Services (0.34%)
Total System Services, Inc.
2.375% 06/01/2018	406,000	406,422

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Principal Amount	Value (Note 2)

Healthcare-Services (0.33%)
UnitedHealth Group, Inc.
3.350% 07/15/2022	$380,000	$403,373

Pharmaceuticals (0.35%)
Johnson & Johnson
5.850% 07/15/2038	308,000	419,243

TOTAL CONSUMER, NON-CYCLICAL		2,546,770

ENERGY (2.77%)
Oil & Gas (0.55%)
Conoco Funding Co.
7.250% 10/15/2031	293,000	347,202
Noble Energy, Inc.
8.250% 03/01/2019	275,000	307,858

		655,060

Pipelines (2.22%)
Energy Transfer Partners LP
9.700% 03/15/2019	357,000	402,108
Enterprise Products Operating LLC
5.200% 09/01/2020	388,000	427,214
Kinder Morgan Energy Partners LP
9.000% 02/01/2019	302,000	343,492
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.
4.500% 07/15/2023	425,000	413,052
ONEOK Partners LP
3.200% 09/15/2018	422,000	420,200
Plains All American Pipeline LP / PAA Finance Corp.
8.750% 05/01/2019	300,000	338,100
TransCanada PipeLines Ltd.
7.250% 08/15/2038	253,000	315,318

		2,659,484

TOTAL ENERGY		3,314,544

FINANCIAL (3.51%)
Banks (1.44%)
Bank of America Corp.
5.625% 07/01/2020	355,000	399,263

Annual Report | April 30, 2016	11

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Principal Amount	Value (Note 2)

Banks (continued)
JPMorgan Chase & Co.
4.400% 07/22/2020	$373,000	$405,141
Royal Bank of Scotland Group PLC, Series 1
9.118% Perpetual Maturity (b)	3,000	3,038
US Bancorp
2.950% 07/15/2022	385,000	396,982
Wachovia Corp.
5.750% 06/15/2017	500,000	525,209

		1,729,633

Diversified Financial Services (1.09%)
American Express Co.
7.000% 03/19/2018	398,000	437,115
General Electric Capital Corp.
5.875% 01/14/2038	314,000	414,627
National Rural Utilities Cooperative Finance Corp.
10.375% 11/01/2018	375,000	456,332

		1,308,074

Insurance (0.67%)
American International Group, Inc.
6.400% 12/15/2020	342,000	398,864
MetLife, Inc., Series A
6.817% 08/15/2018	358,000	401,550

		800,414

Real Estate Investment Trusts (0.31%)
Welltower, Inc.
2.250% 03/15/2018	369,000	372,485

TOTAL FINANCIAL		4,210,606

GOVERNMENT (0.33%)
Multi-National (0.33%)
Corporacion Andina de Fomento
8.125% 06/04/2019	333,000	395,271
Corporacion Andina de Fomento
5.750% 01/12/2017	1,000	1,031

		396,302

TOTAL GOVERNMENT		396,302

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Principal Amount	Value (Note 2)

INDUSTRIAL (2.99%)
Aerospace/Defense (0.66%)
Lockheed Martin Corp.
4.250% 11/15/2019	$348,000	$382,726
Rockwell Collins, Inc.
3.700% 12/15/2023	383,000	411,305

		794,031

Electrical Components & Equipment (0.31%)
Emerson Electric Co.
5.000% 04/15/2019	338,000	369,114

Electronics (0.33%)
Corning, Inc.
6.625% 05/15/2019	354,000	399,284

Engineering & Construction (0.35%)
Fluor Corp.
3.375% 09/15/2021	391,000	411,974

Environmental Control (0.33%)
Republic Services, Inc.
5.500% 09/15/2019	360,000	398,561

Miscellaneous Manufacturing (0.34%)
Tyco Electronics Group SA
3.500% 02/03/2022	390,000	404,635

Transportation (0.67%)
CSX Corp.
7.375% 02/01/2019	347,000	398,733
United Parcel Service, Inc.
6.200% 01/15/2038	295,000	406,794

		805,527

TOTAL INDUSTRIAL		3,583,126

UTILITIES (6.83%)
Electric (6.09%)
Ameren Illinois Co.
9.750% 11/15/2018	353,000	421,582
Arizona Public Service Co.
8.750% 03/01/2019	352,000	419,486

Annual Report | April 30, 2016	13

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

	Principal Amount	Value (Note 2)

Electric (continued)
CMS Energy Corp.
5.050% 03/15/2022	$347,000	$391,925
Commonwealth Edison Co.
4.000% 08/01/2020	333,000	362,100
Consolidated Edison Co. of New York, Inc.
7.125% 12/01/2018	313,000	357,072
Edison International
3.750% 09/15/2017	389,000	401,104
Georgia Power Co.
5.400% 06/01/2018	329,000	356,413
Interstate Power & Light Co.
3.650% 09/01/2020	350,000	366,471
ITC Holdings Corp.
4.050% 07/01/2023	391,000	404,308
Jersey Central Power & Light Co.
7.350% 02/01/2019	453,000	507,201
Nevada Power Co.
7.125% 03/15/2019	303,000	349,519
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	332,000	415,981
PacifiCorp
5.650% 07/15/2018	17,000	18,644
PPL Capital Funding, Inc.
3.500% 12/01/2022	532,000	558,326
PSEG Power LLC
5.125% 04/15/2020	367,000	397,813
PSEG Power LLC
5.320% 09/15/2016	440,000	446,712
Puget Energy, Inc.
5.625% 07/15/2022	340,000	381,598
TECO Finance, Inc.
6.572% 11/01/2017	320,000	341,459
Wisconsin Electric Power Co.
2.950% 09/15/2021	387,000	406,504

		7,304,218

Gas (0.74%)
CenterPoint Energy Resources Corp.
6.000% 05/15/2018	393,000	421,320

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

			Principal Amount	Value (Note 2)

Gas (continued)
Sempra Energy
6.500% 06/01/2016			$458,000	$459,900

				881,220

TOTAL UTILITIES				8,185,438

TOTAL CORPORATE BONDS
(Cost $27,128,772)				27,525,459

FOREIGN GOVERNMENT BONDS (0.33%)
Province of Quebec Canada, Series NN
7.125% 02/09/2024			302,000	395,483

TOTAL FOREIGN GOVERNMENT BONDS
(Cost $387,676)				395,483

GOVERNMENT & AGENCY OBLIGATIONS (0.05%)
U.S. Treasury Bonds
6.500% 11/15/2026			28,000	40,489

U.S. Treasury Notes
5.125% 05/15/2016			20,000	20,035

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $58,853)				60,524

	Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (6.41%)
MONEY MARKET FUND (1.41%)
Fidelity Institutional Money Market
Government Portfolio - Class I	0.23%	(c)	1,697,349	1,697,349

U.S. TREASURY BILLS (5.00%)
U.S. Treasury Bill, 10/13/2016	0.56%	(d)	6,000,000	5,990,640

TOTAL SHORT TERM INVESTMENTS
(Cost $7,681,949)				7,687,989

Annual Report | April 30, 2016	15

The Disciplined Growth Investors Fund	Portfolio of Investments
April 30, 2016

TOTAL INVESTMENTS (99.72%)
(Cost $96,004,740)	$119,525,956

Other Assets In Excess Of Liabilities (0.28%)	330,927

NET ASSETS (100.00%)	$119,856,883

(a)	Non-Income Producing Security.
(b)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(c)	Represents the 7-day yield.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
April 30, 2016

ASSETS
Investments, at value	$119,525,956
Receivable for shares sold	20,561
Dividends and interest receivable	389,959

Total assets	119,936,476

LIABILITIES
Payable for shares redeemed	3,250
Payable to adviser	76,343

Total liabilities	79,593

NET ASSETS	$119,856,883

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$97,355,607
Accumulated net investment income	31,619
Accumulated net realized loss	(1,051,559)
Net unrealized appreciation	23,521,216

NET ASSETS	$119,856,883

INVESTMENTS, AT COST	$96,004,740

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$15.96
Shares of beneficial interest outstanding	7,510,229

See Notes to Financial Statements.

Annual Report | April 30, 2016	17

The Disciplined Growth Investors Fund	Statement of Operations

For the Year Ended April 30, 2016

INVESTMENT INCOME
Dividends	$832,496
Foreign taxes withheld	(7,246)
Interest	738,453

Total investment income	1,563,703

EXPENSES
Investment advisory fees (Note 6)	892,641

Total expenses	892,641

NET INVESTMENT INCOME	671,062

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(1,044,969)
Net change in unrealized depreciation on investments	(1,940,103)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,985,072)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,314,010)

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS
Net investment income	$ 671,062	$ 601,292
Net realized gain/(loss)	(1,044,969)	2,893,527
Net change in unrealized appreciation/(depreciation)	(1,940,103)	8,397,596

Net increase/(decrease) in net assets resulting from operations	(2,314,010)	11,892,415

DISTRIBUTIONS (Note 3)
From net investment income	(709,053)	(550,583)
From net realized gains on investments	(2,457,710)	(709,544)

Net decrease in net assets from distributions	(3,166,763)	(1,260,127)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	22,263,652	27,552,615
Issued to shareholders in reinvestment of distributions	3,149,642	1,251,789
Cost of shares redeemed, net of redemption fees	(13,417,959)	(12,834,981)

Net increase from capital share transactions	11,995,335	15,969,423

Net increase in net assets	6,514,562	26,601,711

NET ASSETS
Beginning of period	113,342,321	86,740,610

End of period*	$ 119,856,883	$ 113,342,321

*Including accumulated net investment income of:	$ 31,619	$ 63,074

OTHER INFORMATION
Share Transactions
Issued	1,367,464	1,694,271
Issued to shareholders in reinvestment of distributions	202,387	75,504
Redeemed	(825,064)	(779,232)

Net increase in share transactions	744,787	990,543

See Notes to Financial Statements.

Annual Report | April 30, 2016	19

The Disciplined Growth Investors Fund

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME FROM OPERATIONS
Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from investment operations

DISTRIBUTIONS
From net investment income
From net realized gain on investments

Total distributions

REDEMPTION FEES ADDED TO PAID-IN CAPITAL

INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)

RATIOS TO AVERAGE NET ASSETS
Expenses
Net investment income

PORTFOLIO TURNOVER RATE

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

20	1-855-DGI-FUND (344-3863) | www.DGIfund.com

Financial Highlights
For a share outstanding during the periods presented

For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period August 12, 2011 (Inception) to April 30, 2012

$ 16.75	$ 15.02	$ 13.17	$ 12.13	$ 10.00

0.09	0.10	0.07	0.11	0.05
(0.44)	1.83	1.90	1.09	2.11

(0.35)	1.93	1.97	1.20	2.16

(0.10)	(0.09)	(0.07)	(0.11)	(0.03)
(0.34)	(0.11)	(0.05)	(0.05)	–

(0.44)	(0.20)	(0.12)	(0.16)	(0.03)

–	–	–	–	–

(0.79)	1.73	1.85	1.04	2.13

$ 15.96	$ 16.75	$ 15.02	$ 13.17	$ 12.13

(2.05%)	12.87%	15.02%	9.93%	21.65% (b)

$ 119,857	$ 113,342	$ 86,741	$ 66,967	$ 35,678

0.78%	0.78%	0.78%	0.78%	0.77% (c)
0.59%	0.61%	0.47%	0.90%	0.60% (c)

13%	14%	10%	10%	6% (b)

Annual Report | April 30, 2016	21

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes The Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

When such prices or quotations are not available, or when Disciplined Growth Investors, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board of Trustees (the “Board”).

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | April 30, 2016	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

The following is a summary of each input used to value the Fund as of April 30, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$83,766,011	$–	$–	$83,766,011
Asset/Mortgage Backed Securities	–	90,490	–	90,490
Corporate Bonds	–	27,525,459	–	27,525,459
Foreign Government Bonds	–	395,483	–	395,483
Government & Agency Obligations	–	60,524	–	60,524
Short Term Investments
Money Market Fund	1,697,349	–	–	1,697,349
U.S. Treasury Bills	–	5,990,640	–	5,990,640

TOTAL	$85,463,360	$34,062,596	$–	$119,525,956

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2016, the Fund did not have any securities that used unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends,  if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to minor differences between book and tax characterizations of paydown transactions.

The reclassifications as of April 30, 2016 were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

Disciplined Growth Investors Fund	$–	$6,536	$(6,536)

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Disciplined Growth Investors Fund

Gross appreciation
(excess of value over tax cost)	$27,741,879
Gross depreciation
(excess of tax cost over value)	(4,220,717)

Net unrealized appreciation	$23,521,162

Cost of investments for income tax purposes	$96,004,794

Components of Earnings: As of April 30, 2016, components of distributable earnings were as follows:

Undistributed ordinary income	$31,619
Accumulated capital losses	(1,051,505)
Net unrealized appreciation on investments	23,521,162

Total	$22,501,276

Annual Report | April 30, 2016	25

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

Capital Losses: As of April 30, 2016, the Fund has available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The Fund has $145,258 in long-term losses that will be carried forward indefinitely to offset future realized gains.

The Fund elects to defer $906,247 to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain

The Disciplined Growth Investors Fund	$921,941	$2,244,822

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain

The Disciplined Growth Investors Fund	$576,515	$683,612

4. SECURITIES TRANSACTIONS

During the year ended April 30, 2016, equity holdings, asset/mortgage backed securities, fixed income securities and U.S. Treasury Notes were transferred in-kind. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of two separate accounts were transferred-in-kind into the Fund in the amount of $4,893,997.

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the year ended April 30, 2016, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

The Disciplined Growth Investors Fund	$18,924,654	$13,692,645

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

Investment transactions in U.S. government and agency securities (excluding transfers-in-kind) for the year ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
The Disciplined Growth Investors Fund	$5,971,627	$54,000

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Prior to September 1, 2015, shares redeemed within 90 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Effective September 1, 2015, the Fund no longer imposes redemption fees. For the years ended April 30, 2016 and April 30, 2015, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets. The management fee is paid on a monthly basis.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $3,124 for the year ended April 30, 2016.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. The Administrator is also reimbursed for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Annual Report | April 30, 2016	27

The Disciplined Growth Investors Fund	Notes to Financial Statements
April 30, 2016

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee and out-of-pocket expenses are included in the unitary management fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary management fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Disciplined Growth Investors Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 12, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Disciplined Growth Investors Fund of Financial Investors Trust as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 12, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
June 28, 2016

Annual Report | April 30, 2016	29

The Disciplined Growth Investors Fund	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

Dividend Received Deduction	62.06%
Qualified Dividend Income	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Disciplined Growth Investors Fund designated $2,244,822 as long-term capital gain dividends.

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

30	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Annual Report | April 30, 2016	31

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

32	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	34	None.

Annual Report | April 30, 2016	33

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

34	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Annual Report | April 30, 2016	35

The Disciplined Growth Investors Fund	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Disciplined Growth Investors, Inc. provides investment advisory services (currently none).

36	1-855-DGI-FUND (344-3863) | www.DGIfund.com

This material must be preceded or accompanied by a prospectus. The Disciplined Growth Investors Fund is distributed by ALPS Distributors, Inc.

EMERALD
MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

Emerald Small Cap Value Fund
Class A: ELASX | Class C: ELCSX
Institutional Class: LSRYX | Investor Class: LSRIX

Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

ANNUAL REPORT

APRIL 30, 2016

Emerald Growth Fund	Manager Commentary
April 30, 2016 (Unaudited)

April 30, 2016

Dear Shareholders:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the twelve months ended April 30, 2016, declined by -10.28% trailing the Russell 2000 Growth Index(1) which declined by -8.27%.

Decelerating global growth, the Chinese devaluation of the Yuan, declining oil prices, and consternation over timing and appropriateness of the U.S. Federal Reserve raising rates and widening high yield spreads all conspired to pressure market returns throughout the better part of the last twelve months. Market pessimism peaked in early February of 2016 with the CBOE (Chicago Board Options Exchange) volatility index peaking near 28 and the S&P 500® Index(2) bottoming at a 10.3% year-to-date decline. Recession fears receded as February and March progressed in response to declining high yield spreads, rising oil prices, the stabilization of economic data flowing from China as well as stabilization in domestic manufacturing, as measured by the Institute of Supply Management and ongoing strength in employment gains. As economic data showed improvement, so too did performance across the major market indices. The Federal Reserve’s dovish tone at the March meeting only further stoked the gains as the Federal Reserve acknowledged in its commentary that global developments present downside risks to the domestic economic outlook. As a result, the Federal Reserve acknowledged that the pace of rate increases would likely be slower than previously expected and recalibrated the trajectory of the median increase fed funds rate to 50 Basis Point (“bps”)(3) from 100 bps by the end of 2016.

The combination of uncertain global growth and the resulting heightened risk aversion presented a challenging backdrop for small capitalization stocks and more specifically small capitalization growth stocks. For the trailing twelve months ended April 29, 2016 small capitalization stocks, as represented by the Russell 2000® Index(4), returned a negative 5.94% underperforming large capitalization stocks, as represented by the Russell 1000® Index(5), which returned a positive 0.34%. Within the Russell 2000, for the trailing twelve month period ended April 29, 2016, the Russell 2000 Value index(6) declined 3.71%, whereas the Russell 2000 Growth index declined by 8.27% over the same period.

Investment Analysis

On a relative basis, the Fund trailed the benchmark for the trailing period as the positive contribution to return achieved in the healthcare, energy and consumer discretionary sectors was unable to offset relative underperformance within the producer durables, technology, and financial services sectors.

The producer durables sector was the largest source of relative underperformance for the trailing period driven by challenging stock selection within the aerospace, air transport, construction and scientific instrument industries. Performance within the technology and financial services sectors also weighed on relative performance as a result of the relative underperformance of holdings within the electronic entertainment, semiconductor, bank and thrift industries.

Challenging relative performance in the aforementioned sectors was partially offset by relative outperformance within the healthcare, energy and consumer discretionary sectors. Performance within the healthcare sector benefitted both as a result of the portfolio’s relative underweight position to the biotechnology industry and stock selection in the pharmaceutical and healthcare management industries. Beyond healthcare, the modest outperformance within the energy and consumer discretionary sectors was driven by the portfolio’s relative underweight position and stock selection within the specialty retail and diversified retail industries.

Entering the second quarter of 2016, the portfolio held the largest active exposures to the financial services and technology sectors. Thoughts on those sectors and other areas of notable opportunity/ portfolio exposure are highlighted below:

The financial services sector continued to represent the portfolio’s largest relative overweight position, however the composition of those holdings has shifted somewhat. Exposure to the banking industry, although still overweight, has declined and assets have been redeployed to a diversified set of holdings within the real estate investment trust (REIT) industry. Although Emerald continues to believe that loan growth at small-cap banks will outpace loan growth at their larger brethren, we also recognize the headwind that the flattening yield curve presents to the banking industry and as a result have opted to adjust the portfolio’s positioning.

Emerald has also maintained the portfolio’s relative overweight position to the technology sector. Although concerns over global economic growth are likely to create ongoing volatility within the sector we continue to be optimistic regarding the outlook for the holdings in the portfolio. Within the enterprise, the emphasis remains on those companies with products serving the security and business intelligence/analytics opportunities inside of software. We also believe there is an emerging opportunity to participate in the pharmaceutical industry’s adoption of cloud technology. In addition, Emerald believes that ever increasing demand for network bandwidth and speed will drive meaningful spending within the optical segment of the network infrastructure in 2016.

Annual Report | April 30, 2016	1

Emerald Growth Fund	Manager Commentary
April 30, 2016 (Unaudited)

The healthcare sector has been under significant pressure from a performance perspective since the start of the year in response to political rhetoric surrounding the industry’s pricing tactics as well as heightened risk aversion in the marketplace which weighed on the biotechnology and pharmaceutical industries. While valuations in the industry are beginning to look more attractive, the presidential election cycle is ongoing and we expect headline risk associated with the “hot button” nature of healthcare pricing will likely remain elevated through year-end. That being said, Emerald continues to take advantage of opportunities as they present themselves and in so doing remain focused on those companies that are developing innovative therapeutics that can command premium pricing and can demonstrate that they are cost neutral or even save the system money. The portfolio held an underweight position in the healthcare sector exiting the first quarter.

Market Outlook

As we look to the balance of 2016, Emerald remains cautiously optimistic regarding the market outlook for the balance of year. Although the market may have temporarily rebounded from the depths of the market trough in February thanks to stabilizing economic data and easing fears of a global recession, the macroeconomic environment and related investor sentiment remains fragile. The Federal Reserve at its March meeting struck a more dovish tone than expected, recalibrating its expectations for the median 2016 increase in the Federal Funds rate from 100 basis points to 50 basis points, with risk to weaker global growth cited as the primary rationale for the re-rating. This sentiment was echoed in early April by International Monetary Fund head Christine Lagarde when she stated that the global recovery remains too slow, too fragile and the risks to its durability are increasing. In this regard China and its ability to coast to a soft landing remain a focal point. As does Japan, which is already in negative growth and negative interest rate territory, and the Eurozone which cannot seemingly accelerate beyond 1.5% Gross Domestic Product growth. Oil prices and the supply-demand tug of war continue to garner a large amount of attention as the daily direction of the commodity price remains highly correlated to the direction of the S&P 500® Index. Corporate profits which have been under pressure domestically and abroad also continue to weigh on the markets. Earnings estimates for the S&P 500® Index have been reduced by 9% since the start of 2016, according to a recent report from Bank of America Merrill Lynch, which represents the most extreme three-month negative revision since the first quarter of 2009. Add to these factors the upcoming U.S. presidential election and the U.S. Treasury’s recent moves to tighten regulations aimed at slowing cross-border merger and acquisition activity, and it is our expectation that the market will likely continue to be subject to periods of heightened volatility as the market sorts out and responds to the direction of the economic statistics.

Domestically, first quarter economic growth again proved to be much weaker than anticipated, as has been the case for the last three years. That being said, in each of the last two calendar years, the rate of first quarter growth has not proven to be a directional indicator of growth for the balance of the calendar year. In both calendar 2014 and 2015, economic growth started out weaker than expected and then strengthened during the second and third quarters. There seems to be some sign that this pattern may play out again in 2016. Recent data points from the Institute of Supply Management appear to be pointing to improving trends in both the services and manufacturing components of the measurement. Employment continued to grow and thanks to the dovish positioning of the Federal Reserve, and after a 40% rise in the trade-weighted dollar since early 2011, the strength in the U.S. dollar has begun to recede and should as a result start easing the headwind to revenue and earnings growth. After what is shaping up to be the third consecutive quarter of negative earnings growth for the S&P, a return to growth would certainly be a welcomed change. In aggregate, Emerald believes that 2016 has the potential to look a lot like 2015 from a growth perspective. We believe services will continue to expand, manufacturing will stabilize and consumption will continue to plod ahead and with the potential to serve as a source of upside. That being said, the post-recession U.S. consumer has been much more focused on increasing savings, using less credit and seeking value and convenience. Although the long-awaited acceleration in consumer spending has yet to be witnessed, all of the ingredients to support an acceleration in spending are in place. Consumer Confidence remains encouraging, unemployment remains low, the savings rate has risen, wages are moving in a positive direction, and home prices should continue to rise (increasing equity).

Given our expectation that U.S. economic growth is likely to remain moderate and overall growth scarce, Emerald continues to believe growth as a style could be positioned to return to outperformance. Small capitalization stocks could be able to offer greater levels of earnings growth than that of large capitalization stocks if the domestic economy remains stronger than the rest of the world.

As always, Emerald remains focused on utilizing its fundamental bottom-up research process to identify the best growth opportunities within the small capitalization universe.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2016 (Unaudited)

Top Contributors	Top Detractors
ZS Pharma, Inc.	Cepheid
Virgin America, Inc.	Glu Mobile Inc.
LendingTree, Inc.	Chimerix Inc.
Depomed, Inc.	Chegg, Inc.
WellCare Health Plans, Inc.	Bluebird bio, Inc.

Sincerely,

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views of Emerald Mutual Fund Advisors Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Growth Fund is distributed by ALPS Distributors, Inc.

Diversification does not assure a profit or protect against a loss.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(3)	Basis Point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).
(4)

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(5)

The Russell 1000® Index is a stock market index that represents the highest-ranking 1,000 stocks in the Russell 3000 Index, which represents about 90% of the total market capitalization of that index. The Russell 1000® Index has a weighted average market capitalization of $81 billion; the median market capitalization is approximately $4.6 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(6)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Annual Report | April 30, 2016	3

Emerald Growth Fund	Manager Commentary
April 30, 2016 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Trex Co., Inc.	2.00%
MicroStrategy, Inc., Class A	1.98%
Veeva Systems, Inc., Class A	1.86%
EPAM Systems, Inc.	1.83%
WellCare Health Plans, Inc.	1.75%
Bank of the Ozarks, Inc.	1.73%
Apogee Enterprises, Inc.	1.72%
8x8, Inc.	1.56%
Imperva, Inc.	1.55%
Five Below, Inc.	1.51%
Top Ten Holdings	17.49%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Technology	23.17%
Health Care	20.72%
Consumer Discretionary	18.39%
Financial Services	18.32%
Materials & Processing	7.02%
Producer Durables	5.98%
Utilities	2.98%
Energy	1.06%
Cash, Cash Equivalents, & Other Net Assets	2.36%
* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2016)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2016)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	-10.28%	10.20%	8.18%	6.05%	10.55%	1.29%	1.29%
Class A (MOP)	-14.55%	8.42%	7.13%	5.53%	10.32%	1.29%	1.29%
Russell 2000® Growth Index†	-8.27%	8.50%	7.15%	6.14%	7.53%
Class C (NAV)	-10.87%	9.47%	7.46%	5.41%	4.70%	1.94%	1.94%
Class C (CDSC)	-11.73%	9.47%	7.46%	5.41%	4.70%	1.94%	1.94%
Russell 2000® Growth Index†	-8.27%	8.50%	7.15%	6.14%	7.53%
Investor Class	-10.36%	10.16%	–	–	8.44%	1.34%	1.34%
Russell 2000® Growth Index†	-8.27%	8.50%	7.15%	6.14%	7.35%
Institutional Class	-9.97%	10.55%	8.51%	–	14.10%	0.99%	0.99%
Russell 2000® Growth Index†	-8.27%	8.50%	7.15%	6.14%	–

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

4	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
April 30, 2016 (Unaudited)

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]   Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

[2]   Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2016 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2016, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.

†   The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An Investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2016	5

Emerald Small Cap Value Fund	Manager Commentary
April 30, 2016 (Unaudited)

April 30, 2016

Dear Shareholders:

Investment Results

The performance of the Emerald Small Cap Value Fund’s Investor Class, for the twelve months ended April 30, 2016, reflected a loss of -3.82% (net of fund fees and expenses) slightly lagging the Russell 2000® Value Index(1) which was down -3.71%.

The dollar continued to strengthen early in the New Year with a hangover of concerns from 2015 about the negative impacts from a potential devaluation of the Chinese Yuan and emerging market crisis, and continued commodity price weakness. In mid-February, however, the dollar began to weaken as the U.S. Federal Reserve (the “Fed”) seemingly reset expectations for interest rate policy normalization. Consequently, equities rose sharply as investors perceived the Fed to place further interest rate increases on hold.

Although the Fed’s historical dual mandate to promote full employment and to maintain price stability has guided Fed policy for many decades, the increasingly interconnected global economy appears to have created a new ‘dual mandate’ whereby Fed policy will also take into account the economic health of foreign markets as well. We believe the minutes from the March FOMC (Federal Open Market Committee) meeting made clear that the combination of “global economic and financial developments” and low inflation expectations skewed risk to the downside; and, thus, “a cautious approach to raising rates would be prudent.”(2) We interpret such a risk assessment as the most dovish thus far of Fed Chair Yellen’s central banking career and perhaps represents a ‘currency truce’ among major central bankers in order to recognize that a stronger dollar is a negative for China and other emerging markets, the global economy, and for U.S. net exports.

Bond markets also reacted enthusiastically to nuanced interest rate signals from the Fed. As a result, the yield curve has continued to flatten. Historically, yield curve flattening has been a negative for small cap stock performance because such a development is usually associated with a contraction in the U.S. business cycle. Consequently, small cap equities performance in general during the first calendar quarter of 2016 was negative as compared to large cap stocks.

The fund significantly underperformed the benchmark in the month of April. The market rally during that month was driven by lower quality risk-related stocks, according to Merrill Lynch (Bank of America/Merrill Lynch Equity and Quant Strategy, U.S. Performance Attribution, 02 May 2016). With our portfolio’s focus on investing in companies that generate high return on invested capital and equity, it was difficult to keep pace with the benchmark.

Investment Analysis

The Fund (net of fund fees and expenses) slightly underperformed its benchmark for the 12-month period ended April 30, 2016. At the sector level, relative outperformance was driven by stock selection within the financial services, and a relative underweight to the benchmark’s energy sector. Relative underperformance was experienced within the technology sector.

As mentioned in the October 2015 shareholder letter, the portfolio benefited from an increase to overall banks exposure earlier in the year, and then a trim to these positions as valuation became stretched towards the end of the year.

Negative stock selection in our technology holdings weighed on relative performance as holdings within the semiconductor industry were hurt by the slowdown in customers’ spending plans due to low visibility on consumer spending (particularly for mobile devices). However, we saw significant outperformance within the software holdings as they continue to experience meaningful growth from providing unique solutions in the security, compliance, and customer service verticals.

In the past twelve months, we have increased the portfolio’s exposure to the producer durables and materials sectors as we see more tangible signs of the resurging non-residential construction market, and meaningful price improvement for commodities such as steel.

Financial services and technology are two sectors where absolute portfolio weightings decreased. In each case, holdings that were trimmed or sold during this period had previously exceeded our predetermined price targets and, according to our sell discipline, exited the portfolio when the stock price declined by a given percentage amount from its earlier period high.

Market Outlook

While we recognize the downside risks from global growth, we have yet to see any meaningful spillover effects related to the Fed’s concerns highlighted above. A negative outcome associated with the Brexit referendum in late June could, however, wreak havoc for the Fed’s policy making and interfere with the rate normalization process despite any progress toward its ‘dual mandate’ objectives.

6	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary
April 30, 2016 (Unaudited)

Based upon improving U.S. economic data, a stabilization in China, and earnings expectations set at a low level, we believe the general tone from first quarter earnings reports could serve as a positive catalyst for the market. In terms of how value-oriented stocks could perform in the near term, we quote JP Morgan’s U.S. equity strategist, Dubravko Lakos-Bujas, who recently wrote, “Value remains unloved and offers higher opportunity with Value stocks having already been disproportionately penalized relative to Momentum stocks in the past two years, influenced by extreme macro positioning contingent upon a continuation of diverging policies between the Fed and foreign central banks.”(3) We will continue to seek attractive investment opportunities for our clients by focusing on high-quality companies identified and evaluated by our fundamental research and active portfolio management.

Top Contributors	Top Detractors
Perficient, Inc.	Everi holdings, Inc.
Microsemi Corporation	Gray Television, Inc.
CyrusOne, Inc.	Arris International Plc
Generac holdings, Inc.	Vonage Holdings Corp.
Corporate Office Properties Trust	Carriage Services, Inc.

Sincerely,

Richard A. Giesen, Jr.	Ori Elan
Managing Director – Value Equity Strategies	Vice President
Portfolio Manager	Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views of Emerald Mutual Fund Advisors Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Small Cap Value Fund is distributed by ALPS Distributors, Inc.

Diversification does not assure a profit or protect against a loss.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)	https://www.federalreserve.gov/monetarypolicy/fomcminutes20160316.htm
(3)	J.P. Morgan, U.S. Portfolio Strategy, 7 April 2016

Annual Report | April 30, 2016	7

Emerald Small Cap Value Fund	Manager Commentary
April 30, 2016 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Employers Holdings, Inc.	3.11%
Great Western Bancorp, Inc.	3.09%
Perficient, Inc.	3.07%
CyrusOne, Inc., REIT	3.01%
First Merchants Corp.	2.89%
Carriage Services, Inc.	2.84%
Corporate Office Properties Trust, REIT	2.84%
Microsemi Corp.	2.83%
Cedar Realty Trust, Inc., REIT	2.79%
Ramco-Gershenson Properties Trust, REIT	2.66%
Top Ten Holdings	29.13%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Financial Services	36.30%
Consumer Discretionary	17.26%
Technology	14.95%
Producer Durables	13.33%
Utilities	6.47%
Materials & Processing	5.21%
Health Care	1.61%
Cash, Cash Equivalents, & Other Net Assets	4.87%
* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2016)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2016)(2)

			Since	Expense Ratio
	1 Year	3 Years	Inception	Gross(3)(4)	Net(3)(4)
Class A (NAV)	-4.03%	6.85%	10.12%	1.62%	1.35%
Class A (MOP)	-8.61%	5.14%	8.62%	1.62%	1.35%
Russell 2000® Value Index(5)	-3.71%	6.50%	10.02%
Class C (NAV)	-4.66%	6.15%	9.41%	2.27%	2.00%
Class C (CDSC)	-5.59%	6.15%	9.41%	2.27%	2.00%
Russell 2000® Value Index(5)	-3.71%	6.50%	10.02%
Investor Class	-3.82%	6.99%	10.29%	1.52%	1.25%
Russell 2000® Value Index(5)	-3.71%	6.50%	10.02%
Institutional Class	-3.74%	7.20%	10.49%	1.27%	1.00%
Russell 2000® Value Index(5)	-3.71%	6.50%	10.02%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

8	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Manager Commentary
April 30, 2016 (Unaudited)

(1) As of June 26, 2015, the Emerald Small Cap Value Fund was reorganized as a successor to the Elessar Small Cap Value Fund (the Predecessor Fund), a series of Elessar Investment Trust. The performance shown for periods prior to June 26, 2015 reflects the performance of the Predecessor Fund’s Institutional Class and Investor Class shares. The Predecessor Fund did not offer Class A or Class C shares. The performance shown for class A and C shares prior to June 30, 2015 reflect the historical performance of the Predecessor Fund’s Institutional and Investor Shares since inception on October 15, 2012, calculated using the fees and expenses of Class A and C shares, respectively.

(2) Commencement Dates - Class A: 06/30/2015, Class C: 06/30/2015, Class Institutional: 10/15/2012, Class Investor:10/15/2012

(3) Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2016 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.00% and 1.25% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (the “Expense Agreement”) to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expenses were incurred. The Adviser may not discontinue this waiver prior to August 31, 2016, without the approval by the Fund’s Board of Trustees.

(4) The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report as the ratio’s per the prospectus are based on estimated future expenses as of the date of the prospectus.

(5) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2016	9

Emerald Insights Fund	Manager Commentary
April 30, 2016 (Unaudited)

April 30, 2016

Dear Shareholders:

Investment Results

The performance of the Emerald Insights Fund’s Class A shares (without sales load), for the past year reflected a negative return of -11.75%, trailing the Russell Midcap Growth® Index(1) benchmark by 7.62%. Performance for the period was driven by outperformance in technology, materials and processing; and underperformance in healthcare, consumer, and financial services.

Investment Analysis

The first full year of the Fund’s relative performance can only be described as a disappointment. The reporting period was largely bifurcated, with growth equities leading for the first six months of the year, and value equities driving returns for the second half. The dislocation within growth equities was driven by a dramatic shift in investor sentiment regarding healthcare and energy as well as a “risk-off” positioning driven by fears of recession both domestically and globally. While the dramatic decline in energy was more understandable given the intense volatility of the commodity, the seismic shift in sentiment toward healthcare was initiated by a single tweet by Presidential candidate Hilary Clinton unveiling a plan to limit drug pricing. Since that moment in late September, healthcare stocks, particularly drug-related, have been under intense pressure and correlations(2) within the segment increased dramatically; and as of this writing, valuations of healthcare stocks remain depressed. On the economic front, while fears of a domestic recession abounded throughout the winter of 2015/2016, retail sales and non-farm payroll data came in above expectations in March providing some evidence of economic growth. Coupled with tightening high-yield spreads, more dovish Central Bank policy from the U.S. Federal Reserve (the “Fed”), improving oil prices, and some stabilization of emerging market currencies, growth equities began to show improvement at the end of our reporting year.

The Fund portfolio maintained a higher growth bias than the benchmark with overweights to banks, biotechs, and fast growing technology companies throughout the year. In keeping with our growth focus, the Fund was also slightly smaller than the benchmark in terms of market cap and underweight slow growing, higher valued Consumer Staples and Discretionary names. Given the “risk-off” mentality which pervaded the second half, performance suffered, as underweighted areas outperformed and overweighted areas underperformed; the notable exception being technology, which was overweighted to the benchmark for the year and outperformed the benchmark driven by stock selection.

Market Outlook

We have not strayed from our core theses surrounding investment in companies that we believe are high growth innovators with strong competitive moats, excellent management teams and low cost leadership. We believe the US economy is slowly grinding higher and external pressure, while real, will be offset by spurts of economic improvement - a good environment for growth stocks. As of the end of the reporting period, the Fund was overweight Technology, Energy, Materials, and Healthcare (albeit more focused on Biotech/Pharmaceuticals). The Fund remained underweight Consumer Discretionary and Consumer Staples as well as Producer Durables as we believe these sectors do not have growth or profitability expectations in keeping with their current valuations.

While we have adjusted the portfolio over the past several months, we think the risk of transformative changes to drug pricing is minimal, US oil production has peaked and should decline meaningfully this year, and the economy (employment) should muddle along, thus benefiting high growth banks. We also continue to see strong earnings and revenue growth from technology companies in many industries such as security and specialized semiconductors. Reinforcing our confidence in these positions is Credit Suisse’s commentary regarding the high relative valuations of the following industries: food, beverage & tobacco, utilities, large cap food & staples retail (all underweight areas in the Insights portfolio). The Fund is entering the new fiscal year with an average market cap only slightly below the benchmark, while portfolio valuation is meaningfully below the benchmark on price/earnings and price/cash flow metrics. Additionally, the Fund portfolio is made up of names that we believe may have significantly more earnings growth over the next 3-5 years than the Russell Midcap Growth benchmark (16% vs 13%) despite the discounted valuations. This disparity between valuations and growth continues to provide optimism regarding longer term portfolio performance, as growth companies should at some time be rewarded with higher valuations than their slower growth brethren.

As always, we focus on identifying innovative, higher growth companies with strong management teams and competitive differentiators. This focus tends to lead us towards secular trends that we pick up on rather early given the fundamental bottom-up work we do on our industries and companies. While we have not been rewarded for our investment in secular trends in the short term, we are hopeful that this trend reverses and investors gain more confidence in growth companies and themes and once again start rewarding companies for current and future growth.

10	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2016 (Unaudited)

Top Five Contributors	Top Five Detractors
Dollar General Corporation	Harman International Industries, Incorporated
SolarWinds, Inc.	LinkedIn Corporation Class A
Acuity Brands, Inc.	Akorn, Inc.
Depomed, Inc.	bluebird bio, Inc.
St. Jude Medical, Inc.	Fitbit, Inc. Class A
Sincerely,
David A. Volpe, CFA	Joseph W. Garner	Stephen L. Amsterdam
Deputy Chief Investment Officer	Director of Research	Associate Portfolio Manager
Portfolio Manager	Associate Portfolio Manager
Emerald Mutual Fund Advisers Trust

The views of Emerald Mutual Fund Advisors Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Insights Fund is distributed by ALPS Distributors, Inc.

Diversification does not assure a profit or protect against a loss.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2015, the Russell Midcap® Growth Index included securities issued by companies that ranged in size between $1.8 billion and $28.1 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

Annual Report | April 30, 2016	11

Emerald Insights Fund	Manager Commentary
April 30, 2016 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Southwest Airlines Co.	3.03%
Dollar General Corp.	2.42%
Wabtec Corp.	2.24%
IMAX Corp.	2.11%
S&P Global, Inc.	2.03%
Ross Stores, Inc.	2.02%
Middleby Corp.	1.94%
Palo Alto Networks, Inc.	1.92%
SVB Financial Group	1.91%
Vulcan Materials Co.	1.89%
Top Ten Holdings	21.51%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Consumer Discretionary	23.64%
Technology	22.03%
Health Care	12.73%
Financial Services	10.44%
Producer Durables	10.64%
Materials & Processing	8.31%
Consumer Staples	6.09%
Energy	3.21%
Master Limited Partnerships	1.83%
Cash, Cash Equivalents, & Other Net Assets	1.08%
* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2016)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2016)

			Expense Ratio
	1 Year	Since Inception[1]	Gross[2]	Net[2]
Class A (NAV)	-11.75%	-1.79%	2.60%	1.38%
Class A (MOP)	-15.96%	-4.50%	2.60%	1.38%
Russell MidCap® Growth Index†	-4.13%	4.96%
Class C (NAV)	-12.45%	-2.55%	7.28%	2.03%
Class C (CDSC)	-13.33%	-2.55%	7.28%	2.03%
Russell MidCap® Growth Index†	-4.13%	4.96%
Investor Class	-11.77%	-1.90%	2.99%	1.43%
Russell MidCap® Growth Index†	-4.13%	4.96%
Institutional Class	-11.46%	-1.56%	4.69%	1.08%
Russell MidCap® Growth Index†	-4.13%	4.96%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Date – August 1, 2014.

12	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
April 30, 2016 (Unaudited)

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2016 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2016, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.

†

The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2015, the Russell Midcap Growth Index included securities issued by companies that ranged in size between $1.8 billion and $28.1 billion. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the Index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

Annual Report | April 30, 2016	13

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2016 (Unaudited)

April 30, 2016

Dear Shareholders:

Investment Results

The Emerald Bank and Finance Fund outperformed the Russell 2000® Index(1) for the twelve months ended April 30, 2016, returning 8.39% vs. -5.94% for the Index. During the twelve months ended April 30, 2016, the Russell 2000® Financial Services Index(2) returned 2.70%, the SNL Small Cap U.S. Bank & Thrift Index(3) gained 8.95% versus a 1.21% gain delivered by the Standard & Poor’s 500 Index(4) and a loss of -3.71% for the Russell 2000 Value Index.

Interest rates, net interest margin expansion, the slowing global economy, commercial real estate loan exposure, energy exposure and mergers and acquisitions all remained key drivers for banks as we ended the reporting period. For many banks, the low rate environment, relatively slow loan growth and competition for credits pushed bank margins close to 3% in the first quarter of 2015. However, margins rebounded over the last six months as the pressure on earning asset yields moderated, while banks reduced interest bearing balances due and put those funds to work in their loan portfolios. We believe margins benefited modestly from the U.S. Federal Reserve’s decision to finally begin raising short term rates in mid-December 2015. Prior to the rate hike in December, LIBOR began increasing the last week of November 2015, and continued climbing leading up to, and following, the increase in short term rates (LIBOR rates are benchmark rates that some of the world’s leading banks charge each other for short-term loans. LIBOR stands for London Interbank Offered Rate). We believe however, that further rate increases will need to occur for margins to expand further.

Investment Analysis

We believe that despite the difficult, low rate and high regulatory expense, banking environment, community banks continue to grow revenue and earnings as a result of taking market share from their larger regional competitors. U.S. commercial banks with less than $10 billion in assets grew both revenue and earnings on a year-over-year basis in the first quarter of 2016. We have separated the banks by asset size — the sub-$1 billion banks, the $1 billion to $5 billion institutions, and those with between $5 billion and $10 billion in assets. In each bucket, banks saw year-over-year growth in operating revenue and earnings on a median basis. On a year-over-year basis, the sub-$1 billion asset banks reported a median increase in operating revenue of 5.40% and earnings of 6.29%, the $1 billion to $5 billion institutions grew operating revenue 6.57% and earnings 8.11%, and those with between $5 billion and $10 billion in assets grew operating revenue 9.24% and earnings 10.73%.

As expected and due to seasonality, loan growth for U.S. commercial banks with less than $10 billion in assets slowed in the first quarter of 2016 after strong growth rates in the fourth quarter of 2015.(5) According to FDIC (Federal Deposit Insurance Corporation) call report data for the quarter ended March 31, 2016, annualized loan growth at banks with less than $10 billion in assets slowed from a 13.7% annualized growth rate in Q4’15 to 4.6% in Q1’16. More surprisingly to us is that commercial and industrial loan growth of 3.7% at the sub $10 billion asset banks was slower than the 6.8% growth in commercial real estate loans at those same banks. We believe that plenty of opportunities exist to invest in community banks that are growing loans by greater than 15% year-over-year. We believe this loan growth is being driven primarily by taking market share from larger regional banks.

Bank regulators stated in December 2015 that they planned to pay “special attention” to banks with higher commercial real estate (or “CRE”) concentrations. The interagency regulatory guidance on CRE lending exposure has been in place since December 2006, but has received renewed attention after regulators issued a joint statement December 18, 2015, encouraging lenders to review the guidance in light of the emergence of looser lending standards observed by examiners.

The guidance states that banks may face increased regulatory scrutiny if they meet one of two thresholds: 1. Total CRE loans are at least 300% of risk-based capital and total CRE loans have grown by more than 50% over the last three years; 2. Total construction and land development (C&D) loans are at least 100% of risk-based capital. C&D loans are a component of total CRE loans. As of the end of 2015, 488 institutions met at least one of the criteria.

The guidance defines CRE loans as the summation of four different loan types reported in call reports: 1. Construction, land development, and other land loans; 2. Multifamily residential property loans; 3. Loans secured by non-owner-occupied nonfarm nonresidential properties; and 4. Loans not secured by real estate that are used to finance commercial real estate or construction and land development activities.

While the statement has focused investors on commercial real estate concentrations at community banks, we believe that the market has over-reacted as this is not new guidance but in fact, guidance that was issued in 2006. We believe that operating above the stated CRE concentrations, however, will not necessarily require an institution to raise more capital or slow loan growth. We believe that banks are instead evaluated on a case-by-case basis, and can operate with higher concentrations as long as they demonstrate robust risk management practices,

14	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2016 (Unaudited)

including conducting regular appraisals, analyzing borrowers’ ability to repay credits, evaluating local economic conditions, and operating with enhanced reporting and systems.

On the energy front, we believe banks will continue to build their energy-related allowance for loan losses considerably in the second half of 2016 and more reserve-building could come later in 2017, as the impact of job cuts at oil and gas companies begins to wear on certain markets. Over the last six months, banks have steadily built their energy-related provisions as oil prices have remained depressed. Banks exposed to energy have increased provisioning to cushion the blow of an expected spike in defaults due to low oil prices. Banks had built a mountain of reserves from the 2008 credit crisis, negating the need for provisioning in recent years and making any increase appear more dramatic. Overall, the industry increased provisions for loan and lease losses by 42.39% in the fourth quarter of 2015, the largest quarter-over-quarter increase since the fourth quarter of 2007.(6) While we have not seen a great deal of losses nor do we believe there will be a large amount of losses, we have seen increased loan-loss reserves to guard against a prolonged slump in oil prices. Such prices started to fall in the summer of 2014 and, aside from modest recoveries at different points, they remain depressed. Oil prices have recently traded between $40 to $45 dollars per barrel, less than half of the level that they were at in early 2014.

Energy companies have already made significant headcount reductions, particularly in the area of the drilling oil and gas wells subsector, which reported a 38.4% year-over-year decline in jobs through September 2015, according to the Bureau of Labor Statistics. Additionally, support activity jobs in the oil and gas industry were 22.3% lower year over year in September 2015, and the oil and gas extraction category saw a 4.6% decline. We believe that if energy prices remain depressed for an extended period of time, stress in the energy sector could spill over to other lending segments if laid-off workers struggle to gain new employment. We therefore have a cautious view on commercial real estate and consumer loans in energy exposed geographies in the second half of 2016.

As community banks continued to deliver better loan growth rates than their large cap peers we remained focused on the profitability of these loans as well as the quality of the loans. During the first quarter earnings season, most community bank executives continued to report that credit quality remained strong and while they saw competition on pricing they had not experienced deterioration in credit quality. In fact, the only concerns that we have seen have been focused around energy related loans.

Market Outlook

Uncertainty has increased in the markets as investors worry that weak commodity prices and a global economic slowdown could push the U.S. economy into a recession. We, however, do not believe that we are heading for a recession in 2016. The U.S. economy continues to grow, though at an anemic pace in the first quarter of 2016, leaving the Fed cautious on rate increases. Gross Domestic Product expanded just 0.5% in the first quarter of 2016, according to the U.S. Department of Commerce, marking the weakest advance in two years.

As a result of the economic uncertainty, bank management teams have struggled with the decision to slow loan and deposit growth or growing the loan portfolio with lower yielding loans and increasing their overall costs of deposits to increase core deposits before rates move higher. While a handful of banks have built term funding in recent quarters to prepare for higher short-term rates, most institutions are shrinking the higher cost sources of funds. The prospect of rising rates indeed has prompted many institutions to consider what will happen to deposit costs when rates rise. The fourth quarter move higher in rates had no notable impact in the fourth quarter of 2015, as the cost of money market demand and other savings accounts hung just above zero in the period, according to an analysis of bank and thrift regulatory data by S&P Global Market Intelligence. Funding costs started dwindling in 2008, following the financial crisis that inflicted the banking sector and the Fed’s aggressive actions to bring down rates. Deposit costs drifted down further in ensuing years and have yet to rebound. As both consumers and businesses grew conservative following the crisis, increasingly opting to leave their money in bank accounts rather than spend it, most banks had little trouble gathering deposits in recent years and that remains the case early this year, according to several bankers’ commentary during the recent earnings season and ensuing conference presentations. We believe that since most banks are “flush” with deposits, many banks are likely to move gradually on raising payments to depositors when rates do eventually rise, yet they are widely expected to act more quickly to boost rates on loans in order to widen spreads, ramp up lending profitability and bolster margins.

A larger percentage of the banking industry consolidated in 2015, and we believe mergers and acquisitions activity will continue at a healthy pace in 2016 as persistently low interest rates and higher regulatory and compliance costs encourage banks to sell. The number of announced bank deals in 2015 actually declined from year-ago levels, dipping to 281 transactions from 287 deals a year earlier. While fewer deals surfaced in 2015, a greater percentage of the industry consolidated during the period. In 2015, announced bank deals equated to nearly 4.6% of banks in the industry, the highest percentage of consolidation since 2004. In 2014, announced bank deals equated to nearly 4.4% of banks in the industry. From 2004 to 2013, the measure ranged from 1.4% to 3.4%, according to SNL(7) data. In calendar year 2016, there have been 87 deal announcements as of April 30, according to S&P Global Market Intelligence, with an aggregate disclosed deal value of $7.24 billion and a median price-to-tangible book ratio of 129.61%. This was lower than the prior-year period, which saw 89 deal announcements with an aggregate disclosed deal value of $8.86 billion and a median price-to-tangible book ratio of 140.85%.

Annual Report | April 30, 2016	15

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2016 (Unaudited)

We believe that the market remains in the early stages of a long term recovery in bank stocks and remain confident in our expectations for improved fundamentals and continued consolidation amongst the small-to-mid capitalization bank and thrift stocks. Our focus remains on seeking companies capable of producing above average organic growth, relatively stable net interest margins, and improving earnings power aided by lower efficiency ratios, with potential for accretive mergers & acquisitions activity, as we deploy Emerald’s 10-Step research process to seek out companies in this market environment that is poised for the potential of higher short-term interest rates.

Top Five Contributors to Return Included	Top Five Detractors to Return Included
LendingTree, Inc.	LegacyTexas Financial Group, Inc.
Eagle Bancorp, Inc.	Conifer Holdings Inc
ServisFirst Bancshares Inc	First NBC Bank Holding Co.
FCB Financial Holdings, Inc. Class A	SVB Financial Group
California Republic Bancorp	BofI Holding, Inc

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views of Emerald Mutual Fund Advisors Trust and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Emerald Banking and Finance Fund is distributed by ALPS Distributors, Inc.

Diversification does not assure a profit or protect against a loss.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

(1)

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the Index.

(2)

Russell 2000® Financial Services TR Index – is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(3)

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL’s coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of April 30, 2013.

(4)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

(5)	SNL Data Dispatch, Friday, April 29, 2016 –“Community Banking ‘not for the fainthearted,’ but revenue opportunities exist”
(6)	SNL Data Dispatch, Wednesday March 16, 2016, “Provisioning Posts Largest QoQ Jump Since ’07 As Energy Worries Mount”
(7)	There is no specific article cite for the commentary. The data can be found in the SNL data base under the “Market Analysis – M&A Statistics” section of the database.

16	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2016 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Bank of the Ozarks, Inc.	3.97%
SVB Financial Group	3.80%
PrivateBancorp, Inc.	3.70%
Signature Bank	3.23%
Home BancShares, Inc.	3.10%
PacWest Bancorp	3.07%
Eagle Bancorp, Inc.	2.79%
California Republic Bancorp	2.62%
Western Alliance Bancorp	2.40%
Bridge Bancorp, Inc.	2.25%
Top Ten Holdings	30.93%
INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Banks: Diversified	79.86%
Banks: Savings, Thrift & Mortgage Lending	7.65%
Commercial Banks	4.06%
Consumer Lending	1.87%
Real Estate Investment Trusts (REITs)	1.72%
Diversified Financial Services	1.64%
Insurance: Property-Casualty	1.41%
Securities Brokerage & Services	0.72%
Insurance	0.51%
Financial Data & Services	0.05%
Real Estate Management & Development	0.05%
Cash, Cash Equivalents, & Other Net Assets	0.46%
* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended April 30, 2016)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended April 30, 2016)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	8.39%	15.91%	13.97%	2.85%	8.42%	1.60%	1.60%
Class A (MOP)	3.24%	14.05%	12.87%	2.35%	8.15%	1.60%	1.60%
Russell 2000® Index†	-5.94%	7.53%	6.98%	5.42%	7.40%
Russell 2000® Financial Services TR Index††	2.70%	8.91%	10.32%	3.60%	8.03%
Class C (NAV)	7.67%	15.17%	13.26%	2.20%	8.53%	2.25%	2.25%
Class C (CDSC)	6.67%	15.17%	13.26%	2.20%	8.53%	2.25%	2.25%
Russell 2000® Index†	-5.94%	7.53%	6.98%	5.42%	7.40%
Russell 2000® Financial Services TR Index††	2.70%	8.91%	10.32%	3.60%	8.03%
Investor Class	8.36%	15.91%	14.07%	–	12.14%	1.65%	1.65%
Russell 2000® Index†	-5.94%	7.53%	6.98%	5.42%	7.40%
Russell 2000® Financial Services TR Index††	2.70%	8.91%	10.32%	3.60%	8.03%
Institutional Class	8.71%	16.29%	–	–	16.59%	1.30%	1.30%
Russell 2000® Index†	-5.94%	7.53%	6.98%	5.42%	7.40%
Russell 2000® Financial Services TR Index††	2.70%	8.91%	10.32%	3.60%	8.03%

Annual Report | April 30, 2016	17

Emerald Banking and Finance Fund	Manager Commentary
April 30, 2016 (Unaudited)

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010
[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2016 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2016, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

††

The Russell 2000® Financial Services TR Index is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

18	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period November 1, 2015 through April 30, 2016.

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of the Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2016	19

Emerald Funds	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Expense Ratio(a)	Expense Paid During Period 11/01/15 - 4/30/16(b)
Emerald Growth Fund
Class A
Actual	$1,000.00	$911.30	1.14%	$5.42
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	1.14%	$5.72
Class C
Actual	$1,000.00	$908.00	1.79%	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.96	1.79%	$8.97
Institutional Class
Actual	$1,000.00	$912.70	0.84%	$3.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	0.84%	$4.22
Investor Class
Actual	$1,000.00	$911.00	1.18%	$5.61
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.18%	$5.92
Emerald Small Cap Value Fund
Class A
Actual	$1,000.00	$976.90	1.35%	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Class C
Actual	$1,000.00	$973.70	2.00%	$9.81
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	2.00%	$10.02
Institutional Class
Actual	$1,000.00	$977.90	1.00%	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	1.00%	$5.02
Investor Class
Actual	$1,000.00	$977.10	1.25%	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
Emerald Insights Fund
Class A
Actual	$1,000.00	$925.50	1.35%	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	1.35%	$6.77
Class C
Actual	$1,000.00	$921.90	2.00%	$9.56
Hypothetical (5% return before expenses)	$1,000.00	$1,014.92	2.00%	$10.02
Institutional Class
Actual	$1,000.00	$927.60	1.05%	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	1.05%	$5.27
Investor Class
Actual	$1,000.00	$925.40	1.40%	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	1.40%	$7.02
Emerald Banking and Finance Fund
Class A

20	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Expense Ratio(a)	Expense Paid During Period 11/01/15 - 4/30/16(b)
Actual	$1,000.00	$966.30	1.47%	$7.19
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	1.47%	$7.37
Class C
Actual	$1,000.00	$962.80	2.13%	$10.39
Hypothetical (5% return before expenses)	$1,000.00	$1,014.27	2.13%	$10.67
Institutional Class
Actual	$1,000.00	$967.90	1.14%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	1.14%	$5.72
Investor Class
Actual	$1,000.00	$966.40	1.46%	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.46%	$7.32

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2016	21

Emerald Growth Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

COMMON STOCKS: 97.64%

Consumer Discretionary: 18.39%
558,780	American Eagle Outfitters, Inc.	$7,996,142
215,312	Burlington Stores, Inc.(a)	12,266,325
1,240,166	Chegg, Inc.(a)	5,630,354
26,173	Churchill Downs, Inc.	3,511,893
132,625	Chuy’s Holdings, Inc.(a)	4,050,367
296,677	Dave & Buster’s Entertainment, Inc.(a)	11,481,400
174,696	Diversified Restaurant Holdings, Inc.(a)	303,971
336,804	Five Below, Inc.(a)	14,044,727
52,760	Hibbett Sports, Inc.(a)	1,904,636
196,629	Jack in the Box, Inc.	13,282,289
360,040	Kona Grill, Inc.(a)	4,795,733
224,266	Malibu Boats, Inc., Class A(a)	3,947,082
304,623	Marcus Corp.	5,894,455
392,374	MarineMax, Inc.(a)	7,459,030
172,848	Matthews International Corp., Class A	9,098,719
95,830	Nexstar Broadcasting Group, Inc., Class A	4,918,954
352,607	Ollie’s Bargain Outlet Holdings, Inc.(a)	9,326,455
434,880	Penn National Gaming, Inc.(a)	7,014,614
340,589	Planet Fitness, Inc., Class A(a)	5,231,447
209,891	Red Robin Gourmet Burgers, Inc.(a)	13,613,530
801,650	Sequential Brands Group, Inc.(a)	4,449,157
296,085	Steven Madden Ltd.(a)	10,365,936
460,803	Tile Shop Holdings, Inc.(a)	8,220,725
385,958	Tilly’s, Inc., Class A(a)	2,427,676
		171,235,617

Energy: 1.06%
190,999	Parsley Energy, Inc., Class A(a)	4,473,197
749,843	Synergy Resources Corp.(a)	5,413,866
		9,887,063

Financial Services: 18.32%
213,982	American Campus Communities, Inc., REIT	9,575,695
211,510	American Farmland Co., REIT	1,461,534
179,313	Atlas Financial Holdings, Inc.(a)	3,150,529
390,795	Bank of the Ozarks, Inc.	16,139,834
533,175	Bofl Holding, Inc.(a)	10,860,775
87,000	California Republic Bancorp(a)	3,136,350
310,480	CareTrust REIT, Inc.	3,949,306
152,715	ConnectOne Bancorp, Inc.	2,628,225
169,020	CubeSmart, REIT	5,004,682
203,654	Customers Bancorp, Inc.(a)	5,290,931
256,298	Education Realty Trust, Inc., REIT	10,192,971
274,543	FCB Financial Holdings, Inc., Class A(a)	9,595,278
117,790	First Choice Bank(a)	1,825,745
68,399	First Foundation, Inc.(a)	1,542,397
148,203	Howard Bancorp, Inc.(a)	1,907,373

Shares		Value (Note 2)

Financial Services (continued)
142,835	LendingTree, Inc.(a)	$12,779,447
397,651	Live Oak Bancshares, Inc.	6,259,027
171,312	Marcus & Millichap, Inc.(a)	4,296,505
144,926	National Commerce Corp.(a)	3,468,079
245,890	Opus Bank	8,881,547
249,359	Pacific Premier Bancorp, Inc.(a)	5,800,090
79,536	Pinnacle Financial Partners, Inc.	3,910,785
158,477	PrivateBancorp, Inc.	6,594,228
197,838	QTS Realty Trust, Inc., REIT, Class A	9,579,316
60,670	Sovran Self Storage, Inc., REIT	6,444,367
461,435	Virtu Financial, Inc., Class A	9,620,920
295,980	Walker & Dunlop, Inc.(a)	6,526,359
14,925	Whitestone REIT	200,443
		170,622,738

Health Care: 20.72%
218,343	Acadia Healthcare Co., Inc.(a)	13,797,094
340,958	Adamas Pharmaceuticals, Inc.(a)	5,755,371
225,783	Aimmune Therapeutics, Inc.(a)	2,923,890
55,700	Alder Biopharmaceuticals, Inc.(a)	1,478,835
1,350,984	Amicus Therapeutics, Inc.(a)	10,091,850
69,460	Anacor Pharmaceuticals, Inc.(a)	4,357,920
313,431	Applied Genetic Technologies Corp.(a)	4,924,001
439,768	AtriCure, Inc.(a)	6,992,311
130,330	Bluebird Bio, Inc.(a)	5,780,136
132,729	Cantel Medical Corp.	8,891,516
268,526	Cepheid(a)	7,663,732
25,730	Greatbatch, Inc.(a)	895,404
290,993	Impax Laboratories, Inc.(a)	9,704,617
346,207	Imprivata, Inc.(a)	4,196,029
408,287	Insmed, Inc.(a)	4,960,687
8,296	Intercept Pharmaceuticals, Inc.(a)	1,250,539
138,144	Intrexon Corp.(a)	3,692,589
523,946	K2M Group Holdings, Inc.(a)	8,519,362
156,593	LDR Holding Corp.(a)	4,220,181
345,320	MacroGenics, Inc.(a)	7,099,779
68,271	NeoGenomics, Inc.(a)	555,726
237,838	Neos Therapeutics, Inc.(a)	2,157,191
188,180	Neurocrine Biosciences, Inc.(a)	8,577,244
24,993	Omnicell, Inc.(a)	796,277
100,538	PAREXEL International Corp.(a)	6,142,872
371,068	Portola Pharmaceuticals, Inc.(a)	8,816,576
26,806	Presbia PLC(a)	105,884
278,419	Relypsa, Inc.(a)	5,039,384
94,332	Spark Therapeutics, Inc.(a)	3,385,575
304,582	Teladoc, Inc.(a)	3,700,671
629,962	Veeva Systems, Inc., Class A(a)	17,330,255
180,649	WellCare Health Plans, Inc.(a)	16,256,604
371,977	ZIOPHARM Oncology, Inc.(a)	2,923,739
		192,983,841

22	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

Materials & Processing: 7.02%
387,055	Apogee Enterprises, Inc.	$16,039,559
493,637	Headwaters, Inc.(a)	9,877,676
435,435	Installed Building Products, Inc.(a)	11,573,862
310,843	Interface, Inc.	5,290,548
59,231	Masonite International Corp.(a)	4,007,570
392,748	Trex Co., Inc.(a)	18,635,893
		65,425,108

Producer Durables: 5.98%
110,142	Blue Bird Corp.(a)	1,190,635
244,464	Kforce, Inc.	4,647,261
336,190	Knoll, Inc.	7,850,036
379,933	Korn/Ferry International	10,311,382
222,681	Spirit Airlines, Inc.(a)	9,782,376
122,335	Tennant Co.	6,533,912
517,342	Tutor Perini Corp.(a)	8,184,350
129,027	Virgin America, Inc.(a)	7,185,514
		55,685,466

Technology: 23.17%
410,081	Alarm.com Holdings, Inc.(a)	9,353,948
267,966	Applied Optoelectronics, Inc.(a)	3,001,219
173,920	Cavium, Inc.(a)	8,586,430
289,476	ChannelAdvisor Corp.(a)	3,606,871
555,632	Ciena Corp.(a)	9,351,287
278,629	comScore, Inc.(a)	8,531,620
278,954	Cornerstone OnDemand, Inc.(a)	9,582,070
233,196	EPAM Systems, Inc.(a)	17,006,984
294,311	Everyday Health, Inc.(a)	1,707,004
314,845	Gigamon, Inc.(a)	10,260,799
406,824	GTT Communications, Inc.(a)	6,501,047
148,119	Guidewire Software, Inc.(a)	8,438,339
310,637	Imperva, Inc.(a)	14,438,408
50,834	Inphi Corp.(a)	1,508,245
85,585	IPG Photonics Corp.(a)	7,417,652
253,570	Lumentum Holdings, Inc.(a)	6,415,321
217,849	M/A-COM Technology Solutions Holdings, Inc.(a)	8,907,846
182,415	Mercury Systems, Inc.(a)	3,834,363
367,767	Microsemi Corp.(a)	12,426,847
103,006	MicroStrategy, Inc., Class A(a)	18,471,036
311,360	Model N, Inc.(a)	3,325,325
216,879	Proofpoint, Inc.(a)	12,635,370
319,061	Qlik Technologies, Inc.(a)	9,823,888
221,026	Reis, Inc.	5,563,224
505,729	Sigma Designs, Inc.(a)	3,201,265
249,760	Super Micro Computer, Inc.(a)	6,721,042
74,132	Synchronoss Technologies, Inc.(a)	2,303,281
500,677	Telenav, Inc.(a)	2,853,859
		215,774,590

Shares		Value (Note 2)

Utilities: 2.98%
1,284,109	8x8, Inc.(a)	$14,561,796
2,824,405	Vonage Holdings Corp.(a)	13,189,971
		27,751,767

	Total Common Stocks
	(Cost $911,999,829)	909,366,190

SHORT TERM INVESTMENTS: 1.75%
16,331,904	Dreyfus Government Cash Management Fund - Institutional Class 0.201% (7-Day Yield)	16,331,904

	Total Short Term Investments
	(Cost $16,331,904)	16,331,904

Total Investments: 99.39%
(Cost $928,331,733)		925,698,094

Other Assets In Excess Of Liabilities: 0.61%		5,695,567

Net Assets: 100.00%		$931,393,661

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Annual Report | April 30, 2016	23

Emerald Small Cap Value Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

COMMON STOCKS: 95.13%

Consumer Discretionary: 17.26%
6,012	Big Lots, Inc.	$275,710
19,230	Carriage Services, Inc.	469,789
29,202	Gray Television, Inc.(a)	375,246
20,851	Interval Leisure Group, Inc.	294,416
14,625	MDC Partners, Inc., Class A	296,010
23,222	Party City Holdco, Inc.(a)	332,771
27,110	Stoneridge, Inc.(a)	386,589
14,306	Viad Corp.	425,603
		2,856,134

Financial Services: 36.30%
66,762	Cedar Realty Trust, Inc., REIT	461,993
18,282	Corporate Office Properties Trust, REIT	469,482
11,268	CyrusOne, Inc., REIT	497,256
17,345	Employers Holdings, Inc.	515,147
144,469	Everi Holdings, Inc.(a)	242,708
18,082	First Financial Bancorp	352,599
18,663	First Merchants Corp.	478,705
18,244	Flushing Financial Corp.	363,968
16,207	Great Western Bancorp, Inc.	510,844
16,648	Live Oak Bancshares, Inc.	262,040
10,741	Opus Bank	387,965
20,662	Provident Financial Services, Inc.	412,827
24,821	Ramco-Gershenson Properties Trust, REIT	439,580
36,745	Real Industry, Inc.(a)	324,826
2,748	SVB Financial Group(a)	286,561
		6,006,501

Health Care: 1.61%
17,279	Horizon Pharma PLC(a)	265,578

Materials & Processing: 5.21%
11,281	Koppers Holdings, Inc.(a)	283,492
37,475	Mercer International, Inc.	314,790
10,443	Steel Dynamics, Inc.	263,268
		861,550

Producer Durables: 13.33%
17,312	Darling Ingredients, Inc.(a)	250,851
13,315	Ducommun, Inc.(a)	211,842
8,509	EMCOR Group, Inc.	412,516
4,885	EnerSys	285,137
10,463	Generac Holdings, Inc.(a)	398,850
15,575	MasTec, Inc.(a)	352,930
4,539	Regal Beloit Corp.	292,402
		2,204,528

Technology: 14.95%
16,308	ARRIS International PLC(a)	371,333
13,879	Microsemi Corp.(a)	468,971

Shares		Value (Note 2)

Technology (continued)
24,320	Perficient, Inc.(a)	$507,802
27,587	Rudolph Technologies, Inc.(a)	382,633
5,879	Synaptics, Inc.(a)	420,642
54,578	Xcerra Corp.(a)	322,010
		2,473,391

Utilities: 6.47%
10,878	Great Plains Energy, Inc.	339,720
74,194	Vonage Holdings Corp.(a)	346,486
17,900	West Corp.	383,597
		1,069,803

	Total Common Stocks
	(Cost $14,359,349)	15,737,485

SHORT TERM INVESTMENTS: 4.62%
764,627	Dreyfus Government Cash Management Fund - Institutional Class 0.201% (7-Day Yield)	764,627

	Total Short Term Investments
	(Cost $764,627)	764,627

Total Investments: 99.75%
(Cost $15,123,976)		16,502,112

Other Assets In Excess Of Liabilities: 0.25%		40,897

Net Assets: 100.00%		$16,543,009

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

COMMON STOCKS: 97.09%

Consumer Discretionary: 23.64%
1,104	AO Smith Corp.	$85,251
2,213	Brunswick Corp.	106,290
3,926	Dollar General Corp.	321,579
3,794	Foot Locker, Inc.	233,103
2,463	Harman International Industries, Inc.	189,060
9,011	Hilton Worldwide Holdings, Inc.	198,692
8,757	IMAX Corp.(a)	280,224
2,620	Jack in the Box, Inc.	176,981
3,334	MGM Resorts International(a)	71,014
2,836	Norwegian Cruise Line Holdings Ltd.(a)	138,652
492	O’Reilly Automotive, Inc.(a)	129,239
4,740	Ross Stores, Inc.	269,137
2,533	S&P Global, Inc.	270,651
1,229	Signet Jewelers Ltd.	133,420
638	Ulta Salon Cosmetics & Fragrance, Inc.(a)	132,883
2,287	Under Armour, Inc., Class A(a)	100,491
2,287	Under Armour, Inc., Class C(a)	93,310
1,234	Whirlpool Corp.	214,889
		3,144,866

Consumer Staples: 6.09%
660	Carlisle Cos., Inc.	67,254
3,394	Hain Celestial Group, Inc.(a)	142,073
1,934	Mead Johnson Nutrition Co.	168,548
1,552	Monster Beverage Corp.(a)	223,830
5,186	WhiteWave Foods Co.(a)	208,529
		810,234

Energy: 3.21%
2,844	Cabot Oil & Gas Corp.	66,549
1,529	Diamondback Energy, Inc.(a)	132,381
3,335	Newfield Exploration Co.(a)	120,894
3,419	Spectra Energy Corp.	106,912
		426,736

Financial Services: 10.44%
1,465	Affiliated Managers Group, Inc.(a)	249,519
1,008	Alliance Data Systems Corp.(a)	204,936
3,092	Bank of the Ozarks, Inc.	127,700
2,970	BankUnited, Inc.	102,465
2,220	CubeSmart, REIT	65,734
2,450	Mid-America Apartment Communities, Inc., REIT	234,490
3,750	PacWest Bancorp	149,925
2,436	SVB Financial Group(a)	254,026
		1,388,795

Health Care: 12.73%
2,182	Abbott Laboratories	84,880
1,354	Acadia Healthcare Co., Inc.(a)	85,559
5,660	Akorn, Inc.(a)	144,047

Shares		Value (Note 2)

Health Care (continued)
1,758	Alnylam Pharmaceuticals, Inc.(a)	$117,856
9,412	Amicus Therapeutics, Inc.(a)	70,308
1,851	Bluebird Bio, Inc.(a)	82,092
4,509	Cepheid(a)	128,687
7,735	Horizon Pharma PLC(a)	118,887
3,625	Impax Laboratories, Inc.(a)	120,894
810	Intercept Pharmaceuticals, Inc.(a)	122,099
6,310	Intrexon Corp.(a)	168,666
1,665	VCA, Inc.(a)	104,845
7,653	Veeva Systems, Inc., Class A(a)	210,534
1,496	WellCare Health Plans, Inc.(a)	134,625
		1,693,979

Materials & Processing: 8.31%
731	Acuity Brands, Inc.	178,284
4,573	Axalta Coating Systems Ltd.(a)	130,193
3,403	Crown Holdings, Inc.(a)	180,223
510	Martin Marietta Materials, Inc.	86,307
6,385	Masco Corp.	196,083
3,295	Steel Dynamics, Inc.	83,067
2,335	Vulcan Materials Co.	251,316
		1,105,473

Producer Durables: 10.64%
1,036	Dycom Industries, Inc.(a)	73,142
3,450	Korn/Ferry International	93,633
2,355	Middleby Corp.(a)	258,202
1,441	Old Dominion Freight Line, Inc.(a)	95,178
1,220	Snap-on, Inc.	194,322
9,023	Southwest Airlines Co.	402,516
3,592	Wabtec Corp.	297,884
		1,414,877

Technology: 22.03%
4,520	Activision Blizzard, Inc.	155,804
1,725	ARRIS International PLC(a)	39,278
1,255	Avago Technologies Ltd.	182,916
2,597	Cavium, Inc.(a)	128,214
980	Electronic Arts, Inc.(a)	60,613
1,813	EPAM Systems, Inc.(a)	132,222
384	Equinix, Inc., REIT	126,854
12,866	Fitbit, Inc., Class A(a)	234,805
2,093	Intuit, Inc.	211,163
1,438	IPG Photonics Corp.(a)	124,631
824	Lam Research Corp.	62,954
658	LinkedIn Corp., Class A(a)	82,454
14,642	ON Semiconductor Corp.(a)	138,660
1,689	Palo Alto Networks, Inc.(a)	254,819
4,085	PayPal Holdings, Inc.(a)	160,050
3,722	Proofpoint, Inc.(a)	216,844
2,364	SBA Communications Corp., Class A(a)	243,587
2,597	ServiceNow, Inc.(a)	185,634

Annual Report | April 30, 2016	25

Emerald Insights Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

Technology (continued)
2,832	Skyworks Solutions, Inc.	$189,234
		2,930,736

	Total Common Stocks
	(Cost $12,786,985)	12,915,696

MASTER LIMITED PARTNERSHIPS: 1.83%

Financial Services: 1.83%
6,749	Lazard Ltd., Class A	243,302

	Total Master Limited Partnerships
	(Cost $311,184)	243,302

SHORT TERM INVESTMENTS: 2.00%
266,809	Dreyfus Government Cash Management Fund - Institutional Class 0.201% (7-Day Yield)	266,809

	Total Short Term Investments
	(Cost $266,809)	266,809

Total Investments: 100.92%
(Cost $13,364,978)		13,425,807

Liabilities In Excess Of Other Assets: (0.92)%		(122,599)

Net Assets: 100.00%		$13,303,208

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

26	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

COMMON STOCKS: 99.54%

Financial Services: 99.54%

Banks: Diversified: 79.86%
100,000	1st Source Corp.	$3,444,000
113,100	Alerus Financial Corp.	2,075,385
53,798	American Business Bank(a)	1,627,380
171,237	Ameris Bancorp	5,376,842
293,286	Bank of the Ozarks, Inc.	12,112,712
180,325	BankUnited, Inc.	6,221,212
106,400	Baylake Corp.	1,854,552
171,605	BNC Bancorp	3,837,088
225,409	Bridge Bancorp, Inc.	6,861,450
221,489	California Republic Bancorp(a)	7,984,678
104,914	Cardinal Financial Corp.	2,321,747
203,323	CenterState Banks, Inc.	3,312,132
190,470	ConnectOne Bancorp, Inc.	3,277,989
922	Consumers Bancorp, Inc.	14,936
69,144	CU Bancorp(a)	1,593,078
190,303	Customers Bancorp, Inc.(a)	4,944,072
167,748	Eagle Bancorp, Inc.(a)	8,504,824
228,773	Equity Bancshares, Inc., Class A(a)	4,797,370
86,853	Farmers National Banc Corp.	807,733
191,017	FCB Financial Holdings, Inc., Class A(a)	6,676,044
13,963	First Bank(a)	100,394
119,800	First Business Financial Services, Inc.	3,032,138
142,037	First Foundation, Inc.(a)	3,202,934
149,550	First NBC Bank Holding Co.(a)	3,251,217
85,800	First of Long Island Corp.	2,626,338
246,394	Freedom Bank of Virginia(a)	2,168,267
24,096	FVC Bankcorp, Inc.(a)	434,933
109,516	Great Western Bancorp, Inc.	3,451,944
22,506	Guaranty Bancorp	369,549
220,296	Home BancShares, Inc.	9,470,525
16,003	HopFed Bancorp, Inc.	180,034
114,296	Howard Bancorp, Inc.(a)	1,470,990
15,250	Independent Bank Corp.	717,207
50,000	Independent Bank Corporation	757,500
54,120	John Marshall Bank(a)	875,391
220,060	Live Oak Bancshares, Inc.	3,463,744
44,420	MainSource Financial Group, Inc.	970,577
141,177	MainStreet Bank(a)	1,616,477
259,003	Malvern Bancorp, Inc.(a)	4,081,887
87,881	Mercantile Bank Corp.	2,119,690
45,870	Meridian Bancorp, Inc.	670,619
120,788	Meta Financial Group, Inc.	5,993,501
239,209	National Commerce Corp.(a)	5,724,271
224	Oak Valley Bancorp	2,137
87,388	Old Line Bancshares, Inc.	1,614,930
140,001	Opus Bank	5,056,836
60,410	Pacific Mercantile Bancorp(a)	453,679
169,325	Pacific Premier Bancorp, Inc.(a)	3,938,499
234,512	PacWest Bancorp	9,375,790
133,412	Pinnacle Financial Partners, Inc.	6,559,868

Shares		Value (Note 2)

Banks: Diversified (continued)
271,170	PrivateBancorp, Inc.	$11,283,384
70,000	Puget Sound Bancorp, Inc.(a)	1,296,750
30,000	QCR Holdings, Inc.	773,100
97,812	Renasant Corp.	3,358,864
750	RidgeStone Financial Services	16,969
481,505	Royal Bancshares of Pennsylvania, Inc., Class A(a)	1,420,440
128,065	ServisFirst Bancshares, Inc.	6,311,043
71,512	Signature Bank(a)	9,856,499
66,236	Simmons First National Corp., Class A	3,093,221
46,032	Southern First Bancshares, Inc.(a)	1,173,816
20,598	Southern National Bancorp of Virginia, Inc.	253,355
111,196	SVB Financial Group(a)	11,595,519
50,000	Unity Bancorp, Inc.	588,000
187,675	WashingtonFirst Bankshares, Inc.	4,166,385
61,970	Webster Financial Corp.	2,270,581
106,242	West Town Bank & Trust(a)	2,098,280
200,144	Western Alliance Bancorp(a)	7,321,268
212,524	Yadkin Financial Corp.	5,317,350
		243,591,914

Banks: Savings, Thrift & Mortgage Lending: 7.65%
225,594	Atlantic Coast Financial Corp.(a)	1,448,313
157,210	First Choice Bank(a)	2,436,755
125,475	First Resource Bank	840,682
82,750	Flushing Financial Corp.	1,650,863
103,401	Heritage Financial Corp.	1,907,748
11,680	Home Bancorp, Inc.	326,106
18,520	Home Federal Bancorp, Inc.	412,996
182,919	OceanFirst Financial Corp.	3,563,262
235,753	Sterling Bancorp	3,852,204
49,746	Sunshine Bancorp, Inc.(a)	700,424
30,890	Sussex Bancorp	415,471
169,608	WSFS Financial Corp.	5,790,417
		23,345,241

Commercial Banks: 4.06%
30,814	County Bancorp, Inc.	644,013
146,082	Franklin Financial Network, Inc.(a)	4,432,128
107,712	Investar Holding Corp.	1,636,145
62,200	Seacoast Commerce Banc Holdings(a)	951,660
129,815	Stonegate Bank	4,089,172
39,610	Triumph Bancorp, Inc.(a)	629,403
		12,382,521

Consumer Lending: 1.87%
63,644	LendingTree, Inc.(a)	5,694,229

Diversified Financial Services: 1.64%
37,460	HomeStreet, Inc.(a)	807,263

Annual Report | April 30, 2016	27

Emerald Banking and Finance Fund	Schedule of Investments
April 30, 2016

Shares		Value (Note 2)

Diversified Financial Services (continued)
147,723	MidWestOne Financial Group, Inc.	$4,189,424
		4,996,687

Financial Data & Services: 0.05%
5,000	Black Knight Financial Services, Inc., Class A(a)	159,900

Insurance: 0.51%
50,000	James River Group Holdings Ltd.	1,548,000

Insurance: Property-Casualty: 1.41%
100,000	AmTrust Financial Services, Inc.	2,485,000
30,000	Atlas Financial Holdings, Inc.(a)	527,100
40,000	Federated National Holdings Co.	762,000
31,441	United Insurance Holdings Corp.	512,803
		4,286,903

Real Estate Investment Trusts (REITs): 1.72%
45,360	American Campus Communities, Inc., REIT	2,029,860
71,710	American Farmland Co., REIT	495,516
49,360	Education Realty Trust, Inc., REIT	1,963,047
92,800	Independence Realty Trust, Inc., REIT	665,376
8,100	Whitestone REIT	108,783
		5,262,582

Real Estate Management & Development: 0.05%
5,740	Marcus & Millichap, Inc.(a)	143,959

Securities Brokerage & Services: 0.72%
106,086	Virtu Financial, Inc., Class A	2,211,893

	Total Common Stocks
	(Cost $258,410,259)	303,623,829

SHORT TERM INVESTMENTS: 0.99%
3,008,620	Dreyfus Government Cash Management Fund - Institutional Class 0.201% (7-Day Yield)	3,008,620

	Total Short Term Investments
	(Cost $3,008,620)	3,008,620

Total Investments: 100.53%
(Cost $261,418,879)		306,632,449

Liabilities In Excess Of Other Assets: (0.53)%		(1,607,365)

Net Assets: 100.00%		$305,025,084

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Funds	Statements of Assets and Liabilities
April 30, 2016

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund
ASSETS:
Investments, at value	$925,698,094	$16,502,112	$13,425,807	$306,632,449
Cash	1,610	152	34	325
Receivable for investments sold	8,561,573	–	432,956	–
Receivable for shares sold	2,731,110	858,704	–	455,263
Receivable due from advisor	–	8,132	–	–
Interest and dividends receivable	133,716	4	5,383	60,784
Other assets	85,766	15,314	18,233	36,265

Total Assets	937,211,869	17,384,418	13,882,413	307,185,086

LIABILITIES:
Payable for investments purchased	1,952,842	–	543,125	471,756
Payable for shares redeemed	2,792,810	808,724	–	1,165,289
Investment advisory fees payable	474,630	–	890	229,154
Payable to fund accounting and administration	73,123	3,139	2,600	25,196
Payable for distribution and service fees	280,583	804	4,618	169,657
Payable for trustee fees and expenses	5,856	69	83	1,728
Payable for transfer agency fees	61,191	4,484	5,219	30,346
Payable for chief compliance officer fee	7,365	121	105	2,410
Payable for principal financial officer fee	1,227	20	17	402
Payable for professional fees	19,162	18,906	17,067	17,764
Accrued expenses and other liabilities	149,419	5,142	5,481	46,300

Total Liabilities	5,818,208	841,409	579,205	2,160,002

NET ASSETS	$931,393,661	$16,543,009	$13,303,208	$305,025,084

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$982,524,158	$15,962,286	$14,383,810	$272,866,714
Accumulated net investment loss	(1,937,256)	(5,849)	(19,899)	(305,212)
Accumulated net realized loss	(46,559,602)	(791,564)	(1,121,532)	(12,749,988)
Net unrealized appreciation/(depreciation)	(2,633,639)	1,378,136	60,829	45,213,570

NET ASSETS	$931,393,661	$16,543,009	$13,303,208	$305,025,084

INVESTMENTS, AT COST	$928,331,733	$15,123,976	$13,364,978	$261,418,879
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$17.52	$13.00	$9.69	$31.27
Net Assets	$323,602,827	$339,953	$11,388,130	$110,601,459
Shares of beneficial interest outstanding	18,475,590	26,148	1,175,467	3,537,412
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$18.39	$13.65	$10.17	$32.83
Class C: (a)
Net Asset Value, offering and redemption price per share	$15.14	$12.94	$9.56	$28.20
Net Assets	$42,074,673	$566,058	$100,543	$52,365,633
Shares of beneficial interest outstanding	2,778,503	43,730	10,513	1,856,798
Institutional Class:
Net Asset Value, offering and redemption price per share	$18.04	$13.02	$9.73	$31.69
Net Assets	$453,189,693	$13,691,313	$1,728,512	$61,654,426
Shares of beneficial interest outstanding	25,114,920	1,051,378	177,713	1,945,705
Investor Class:
Net Asset Value, offering and redemption price per share	$17.46	$12.98	$9.67	$29.95
Net Assets	$112,526,468	$1,945,685	$86,023	$80,403,566
Shares of beneficial interest outstanding	6,445,135	149,911	8,900	2,684,872

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds’ Prospectus.

See Notes to Financial Statements

Annual Report | April 30, 2016	29

Emerald Funds	Statements of Operations
For the Year Ended April 30, 2016

	Emerald Growth Fund	Emerald Small Cap Value Fund(a)		Emerald Insights Fund	Emerald Banking and Finance Fund
		For the Period	Year Ended
	Year Ended April 30, 2016	October 1, 2015 to April 30, 2016	September 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2016
INVESTMENT INCOME:
Dividends	2,586,095	86,516	266,520	93,913	3,240,912
Foreign taxes withheld	–	(852)	(125)	(447)	–

Total Investment Income	2,586,095	85,664	266,395	93,466	3,240,912

EXPENSES:
Investment advisory fee (Note 6)	4,678,661	69,483	144,285	86,192	2,414,429
Recoupment of previously waived fees (Note 6)	134,516	–	–	–	–
Administration fee	359,924	6,455	3,571	9,948	130,361
Custodian fee	70,868	2,873	7,120	5,000	28,397
Professional fees	32,754	23,417	22,242	18,339	23,305
Transfer agent fee	278,361	16,746	35,352	31,622	144,605
Trustee fees and expenses	20,485	269	165	307	6,886
Registration/filing fees	217,592	28,936	29,207	26,816	84,119
Reports to shareholder and printing fees	112,192	5,169	4,471	2,389	34,543
Distribution and service fees
Class A	948,901	67	13	35,326	355,344
Class C	339,650	450	37	672	444,639
Institutional Class	150,914	–	–	309	11,158
Investor Class	353,978	1,617	1,077	2,452	235,338
Chief compliance officer fee	42,107	439	369	678	14,851
Principal financial officer fee	7,206	73	0	117	2,543
Other	27,494	9,541	15,004	10,296	14,393

Total expenses before waiver	7,775,603	165,535	262,913	230,463	3,944,911
Less fees waived/reimbursed by investment advisor (Note 6)	–	(70,785)	(78,334)	(76,576)	–

Total Net Expenses	7,775,603	94,750	184,579	153,887	3,944,911

NET INVESTMENT INCOME/(LOSS):	(5,189,508)	(9,086)	81,816	(60,421)	(703,999)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss)	(45,883,891)	205,540	(997,104)	(991,477)	(9,446,349)
Net change in unrealized appreciation/(depreciation)	(70,373,366)	243,735	1,168,742	(608,622)	9,022,785

NET REALIZED AND UNREALIZED GAIN/(LOSS)	(116,257,257)	449,275	171,638	(1,600,099)	(423,564)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(121,446,765)	$440,189	$253,453	$(1,660,520)	$(1,127,563)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment loss	$(5,189,508)	$(2,204,019)
Net realized gain/(loss)	(45,883,891)	26,045,665
Net change in unrealized appreciation/(depreciation)	(70,373,366)	22,664,902

Net increase/(decrease) in net assets resulting from operations	(121,446,765)	46,506,548

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):

From net realized gains

Class A	(8,925,260)	(7,114,290)
Class C	(1,239,080)	(872,458)
Institutional Class	(9,080,768)	(10,131,634)
Investor Class	(3,291,011)	(1,055,047)

Net decrease in net assets from distributions	(22,536,119)	(19,173,429)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	381,182,773	53,012,811
Issued to shareholders in reinvestment of distributions	8,212,776	6,449,784
Cost of shares redeemed	(133,632,331)	(23,205,808)

Net increase from share transactions	255,763,218	36,256,787

Class C
Proceeds from sale of shares	38,113,416	5,349,541
Issued to shareholders in reinvestment of distributions	1,010,353	745,415
Cost of shares redeemed	(4,668,547)	(3,205,852)

Net increase from share transactions	34,455,222	2,889,104

Institutional Class
Proceeds from sale of shares	461,582,646	44,366,418
Issued to shareholders in reinvestment of distributions	8,228,820	9,651,464
Cost of shares redeemed	(133,394,758)	(29,629,924)

Net increase from share transactions	336,416,708	24,387,958

Investor Class
Proceeds from sale of shares	171,962,946	18,821,238
Issued to shareholders in reinvestment of distributions	2,169,384	761,358
Cost of shares redeemed	(62,270,391)	(13,424,866)

Net increase from share transactions	111,861,939	6,157,730

Net increase in net assets	$594,514,203	$97,024,698

NET ASSETS:
Beginning of period	336,879,458	239,854,760

End of period (including accumulated net investment loss of $(1,937,256) and $(847,422))	$931,393,661	$336,879,458

Annual Report | April 30, 2016	31

Emerald Growth Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	19,174,156	2,761,491
Distributions reinvested	443,454	341,078
Redeemed	(7,327,683)	(1,218,757)

Net increase in shares outstanding	12,289,927	1,883,812

Class C
Sold	2,128,222	306,048
Distributions reinvested	62,950	45,040
Redeemed	(295,110)	(193,449)

Net increase in shares outstanding	1,896,062	157,639

Institutional Class
Sold	23,158,775	2,257,859
Distributions reinvested	431,732	498,012
Redeemed	(6,952,343)	(1,548,603)

Net increase in shares outstanding	16,638,164	1,207,268

Investor Class
Sold	8,581,157	977,034
Distributions reinvested	117,518	40,390
Redeemed	(3,431,264)	(718,235)

Net increase in shares outstanding	5,267,411	299,189

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	For the Period October 1, 2015 to April 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income/(loss)	$(9,086)	$81,815	$94,747
Net realized gain/(loss)	205,540	(997,104)	525,638
Realized capital gain from registered investment companies	–	–	9,811
Net change in unrealized appreciation/(depreciation)	243,735	1,168,742	(1,065,700)

Net increase/(decrease) in net assets resulting from operations	440,189	253,453	(435,504)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):

From net investment income

Class A	(55)	–	–
Class C	(31)	–	–
Institutional Class	(78,137)	(76,689)	(9,753)
Investor Class	(3,585)	(1,619)	–

From net realized gains

Class A	–	(405)	–
Class C	–	(405)	–
Institutional Class	–	(505,155)	(451,543)
Investor Class	–	(11,254)	(15,077)

Net decrease in net assets from distributions	(81,808)	(595,527)	(476,373)

SHARE TRANSACTIONS (NOTE 5):
Class A (b)
Proceeds from sale of shares	327,544	15,000	–
Issued to shareholders in reinvestment of distributions	55	405	–

Net increase from share transactions	327,599	15,405	–

Class C (c)
Proceeds from sale of shares	554,859	15,000	–
Issued to shareholders in reinvestment of distributions	31	405	–

Net increase from share transactions	554,890	15,405	–

Institutional Class
Proceeds from sale of shares	631,324	3,861,703	16,524,710
Issued to shareholders in reinvestment of distributions	64,940	483,048	457,132
Cost of shares redeemed	(3,833,338)	(11,838,177)	(170,658)

Net increase/(decrease) from share transactions	(3,137,074)	(7,493,426)	16,811,184

Investor Class
Proceeds from sale of shares	1,660,183	83,181	217,474
Issued to shareholders in reinvestment of distributions	3,585	12,813	14,598
Cost of shares redeemed	(158,757)	(173,977)	(27,597)

Net increase/(decrease) from share transactions	1,505,011	(77,983)	204,475

Net increase/(decrease) in net assets	$(391,193)	$(7,882,673)	$16,103,782

NET ASSETS:
Beginning of period	16,934,202	24,816,875	8,713,093

End of period (including accumulated net investment income/(loss) of $(5,849), $81,801 and $97,138)	$16,543,009	$16,934,202	$24,816,875

Annual Report | April 30, 2016	33

Emerald Small Cap Value Fund	Statements of Changes in Net Assets

	For the Period October 1, 2015 to April 30, 2016 (a)	Year Ended September 30, 2015	Year Ended September 30, 2014
Other Information:
SHARE TRANSACTIONS:
Class A (b)
Sold	25,051	1,063	–
Distributions reinvested	4	30	–

Net increase in shares outstanding	25,055	1,093	–

Class C (c)
Sold	42,635	1,063	–
Distributions reinvested	2	30	–

Net increase in shares outstanding	42,637	1,093	–

Institutional Class
Sold	49,075	289,259	1,213,073
Distributions reinvested	5,138	36,038	34,657
Redeemed	(301,180)	(934,159)	(12,776)

Net increase/(decrease) in shares outstanding	(246,967)	(608,862)	1,234,954

Investor Class
Sold	132,087	6,169	16,545
Distributions reinvested	284	959	1,108
Redeemed	(13,942)	(12,883)	(2,047)

Net increase/(decrease) in shares outstanding	118,429	(5,755)	15,606

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Class C commenced operations on June 30, 2015.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	For the Period August 1, 2014 (Inception) to April 30, 2015
OPERATIONS:
Net investment loss	$(60,421)	$(23,625)
Net realized loss	(991,477)	(143,101)
Net change in unrealized appreciation/(depreciation) on investments	(608,622)	669,451

Net increase/(decrease) in net assets resulting from operations	(1,660,520)	502,725

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	7,019,638	6,101,597
Cost of shares redeemed	(644,531)	(82,206)

Net increase from share transactions	6,375,107	6,019,391

Class C
Proceeds from sale of shares	90,586	24,453
Cost of shares redeemed	(7,964)	–

Net increase from share transactions	82,622	24,453

Institutional Class
Proceeds from sale of shares	1,476,544	265,616
Cost of shares redeemed	(108,493)	–

Net increase from share transactions	1,368,051	265,616

Investor Class
Proceeds from sale of shares	980,954	434,000
Cost of shares redeemed	(1,089,191)	–

Net increase/(decrease) from share transactions	(108,237)	434,000

Net increase in net assets	$6,057,023	$7,246,185

NET ASSETS:
Beginning of period	7,246,185	–

End of period (including accumulated net investment loss of $(19,899) and $(12,292))	$13,303,208	$7,246,185

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	648,075	599,167
Redeemed	(63,986)	(7,789)

Net increase in shares outstanding	584,089	591,378

Class C
Sold	8,833	2,457
Redeemed	(777)	–

Net increase in shares outstanding	8,056	2,457

Institutional Class
Sold	163,820	25,375
Redeemed	(11,482)	–

Net increase in shares outstanding	152,338	25,375

Investor Class
Sold	89,665	40,827
Redeemed	(121,592)	–

Net increase/(decrease) in shares outstanding	(31,927)	40,827

See Notes to Financial Statements.

Annual Report | April 30, 2016	35

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015
OPERATIONS:
Net investment loss	$(703,999)	$(820,224)
Net realized gain/(loss)	(9,446,349)	2,239,110
Net change in unrealized appreciation	9,022,785	10,618,634

Net increase/(decrease) in net assets resulting from operations	(1,127,563)	12,037,520

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	139,134,278	8,943,302
Cost of shares redeemed	(75,700,736)	(13,656,116)

Net increase/(decrease) from share transactions	63,433,542	(4,712,814)

Class C
Proceeds from sale of shares	23,271,396	4,050,687
Cost of shares redeemed	(4,636,338)	(3,175,681)

Net increase from share transactions	18,635,058	875,006

Institutional Class
Proceeds from sale of shares	56,443,883	3,363,492
Cost of shares redeemed	(19,778,965)	(4,043,673)

Net increase/(decrease) from share transactions	36,664,918	(680,181)

Investor Class
Proceeds from sale of shares	112,489,510	12,918,507
Cost of shares redeemed	(56,677,531)	(6,971,664)

Net increase from share transactions	55,811,979	5,946,843

Net increase in net assets	$173,417,934	$13,466,374

NET ASSETS:
Beginning of period	131,607,150	118,140,776

End of period (including accumulated net investment loss of $(305,212) and $(269,341))	$305,025,084	$131,607,150

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	4,379,264	327,474
Redeemed	(2,525,433)	(506,169)

Net increase/(decrease) in shares outstanding	1,853,831	(178,695)

Class C
Sold	809,825	162,947
Redeemed	(169,473)	(129,546)

Net increase in shares outstanding	640,352	33,401

Institutional Class
Sold	1,770,911	122,773
Redeemed	(639,328)	(147,805)

Net increase/(decrease) in shares outstanding	1,131,583	(25,032)

Investor Class
Sold	3,679,872	496,076
Redeemed	(1,987,638)	(272,502)

Net increase in shares outstanding	1,692,234	223,574

See Notes to Financial Statements.

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Intentionally Left Blank

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

			CLASS A

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$20.02	$18.11	$15.60	$16.20	$13.37		$13.57
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.15)	(0.18)	(0.21)	(0.15)	(0.05)		(0.14)
Net realized and unrealized gain/(loss) on investments	(1.88)	3.43	4.33	1.40	2.88		(0.06)

Total from Investment Operations	(2.03)	3.25	4.12	1.25	2.83		(0.20)

LESS DISTRIBUTIONS:
From capital gains	(0.47)	(1.34)	(1.61)	(1.85)	–		–

Total Distributions	(0.47)	(1.34)	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.50)	1.91	2.51	(0.60)	2.83		(0.20)

NET ASSET VALUE, END OF PERIOD	$17.52	$20.02	$18.11	$15.60	$16.20		$13.37

TOTAL RETURN(d)	(10.28)%	18.38%	26.01%	9.14%	21.17%	(e)	(1.47)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$323,603	$123,828	$77,900	$46,605	$41,991		$37,008
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.81)%	(0.93)%	(1.12)%	(1.01)%	(1.02)%	(f)	(1.03)%
Operating expenses excluding reimbursement/waiver	1.17%	1.29%	1.31%	1.38%	1.36%	(f)	1.36%
Operating expenses including reimbursement/waiver	1.17%	1.29%	1.29%	1.29%	1.29%	(f)	1.29%
PORTFOLIO TURNOVER RATE	45% (e)	68%	70%	78%	28%	(e)	75%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

			CLASS C

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$17.48	$16.07	$14.07	$14.89	$12.31		$12.58
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.24)	(0.27)	(0.30)	(0.23)	(0.08)		(0.22)
Net realized and unrealized gain/(loss) on investments	(1.63)	3.02	3.91	1.26	2.66		(0.05)

Total from Investment Operations	(1.87)	2.75	3.61	1.03	2.58		(0.27)

LESS DISTRIBUTIONS:
From capital gains	(0.47)	(1.34)	(1.61)	(1.85)	–		–

Total Distributions	(0.47)	(1.34)	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.34)	1.41	2.00	(0.82)	2.58		(0.27)

NET ASSET VALUE, END OF PERIOD	$15.14	$17.48	$16.07	$14.07	$14.89		$12.31

TOTAL RETURN(d)	(10.87)%	17.58%	25.19%	8.43%	20.96%	(e)	(2.15)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$42,075	$15,427	$11,645	$4,946	$3,026		$2,743
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.46)%	(1.58)%	(1.77)%	(1.65)%	(1.67)%	(f)	(1.68)%
Operating expenses excluding reimbursement/waiver	1.81%	1.94%	1.96%	2.03%	2.01%	(f)	2.01%
Operating expenses including reimbursement/waiver	1.81%	1.94%	1.94%	1.94%	1.94%	(f)	1.94%
PORTFOLIO TURNOVER RATE	45% (e)	68%	70%	78%	28%	(e)	75%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2016	39

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

			INSTITUTIONAL CLASS

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$20.54	$18.49	$15.86	$16.39	$13.51		$13.67
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.10)	(0.12)	(0.16)	(0.11)	(0.04)		(0.10)
Net realized and unrealized gain/(loss) on investments	(1.93)	3.51	4.40	1.43	2.92		(0.06)

Total from Investment Operations	(2.03)	3.39	4.24	1.32	2.88		(0.16)

LESS DISTRIBUTIONS:
From capital gains	(0.47)	(1.34)	(1.61)	(1.85)	–		–

Total Distributions	(0.47)	(1.34)	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.50)	2.05	2.63	(0.53)	2.88		(0.16)

NET ASSET VALUE, END OF PERIOD	$18.04	$20.54	$18.49	$15.86	$16.39		$13.51

TOTAL RETURN	(9.97)%	18.77%	26.35%	9.47%	21.32%	(d)	(1.17)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$453,190	$174,107	$134,440	$86,238	$83,149		$64,930
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.51)%	(0.63)%	(0.82)%	(0.71)%	(0.72)%	(e)	(0.72)%
Operating expenses excluding reimbursement/waiver	0.87%	0.99%	1.00%	1.08%	1.06%	(e)	1.06%
Operating expenses including reimbursement/waiver	0.87%	0.99%	0.99%	0.99%	0.99%	(e)	0.99%
PORTFOLIO TURNOVER RATE	45% (d)	68%	70%	78%	28%	(d)	75%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

40	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

			INVESTOR CLASS

	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Period Ended December 31, 2011(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$19.97	$18.06	$15.57	$16.18	$13.35		$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.16)	(0.17)	(0.23)	(0.16)	(0.05)		(0.09)
Net realized and unrealized gain/(loss) on investments	(1.88)	3.42	4.33	1.40	2.88		(2.30)

Total from Investment Operations	(2.04)	3.25	4.10	1.24	2.83		(2.39)

LESS DISTRIBUTIONS:
From capital gains	(0.47)	(1.34)	(1.61)	(1.85)	–		–

Total Distributions	(0.47)	(1.34)	(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.51)	1.91	2.49	(0.61)	2.83		(2.39)

NET ASSET VALUE, END OF PERIOD	$17.46	$19.97	$18.06	$15.57	$16.18		$13.35

TOTAL RETURN	(10.36)%	18.44%	25.93%	9.08%	21.20%	(e)	(15.18)%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$112,526	$23,517	$15,870	$1,842	$1,085		$879
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.84)%	(0.91)%	(1.18)%	(1.05)%	(1.07)%	(f)	(1.00)%	(f)
Operating expenses excluding reimbursement/waiver	1.19%	1.27%	1.34%	1.43%	1.41%	(f)	1.43%	(f)
Operating expenses including reimbursement/waiver	1.19%	1.27%	1.34%	1.34%	1.34%	(f)	1.34%	(f)
PORTFOLIO TURNOVER RATE	45% (e)	68%	70%	78%	28%	(e)	75%	(g)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on May 2, 2011.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements.

Annual Report | April 30, 2016	41

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A

	For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.70		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.09)		(0.01)
Net realized and unrealized gain/(loss) on investments	0.44		(1.03)

Total from Investment Operations	0.35		(1.04)

LESS DISTRIBUTIONS:
From investment income	(0.05)		–
From capital gains	–		(0.38)

Total Distributions	(0.05)		(0.38)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.30		(1.42)

NET ASSET VALUE, END OF PERIOD	$13.00		$12.70

TOTAL RETURN	2.77%	(d)	(7.49)%	(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$340		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.13)%	(e)	(0.24)%	(e)
Operating expenses excluding reimbursement/waiver	2.69%	(e)	2.16%	(e)
Operating expenses including reimbursement/waiver	1.35%	(e)	1.35%	(e)
PORTFOLIO TURNOVER RATE	31%	(d)	69%(d)	(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class A commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

42	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C

	For the Period October 1, 2015 to April 30, 2016(a)		Period Ended September 30, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.68		$14.12
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(c)	(0.14)		(0.03)
Net realized and unrealized gain/(loss) on investments	0.43		(1.03)

Total from Investment Operations	0.29		(1.06)

LESS DISTRIBUTIONS:
From investment income	(0.03)		–
From capital gains	–		(0.38)

Total Distributions	(0.03)		(0.38)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.26		(1.44)

NET ASSET VALUE, END OF PERIOD	$12.94		$12.68

TOTAL RETURN	2.28%	(d)	(7.63)%	(d)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$566		$14
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(2.06)%	(e)	(0.89)%	(e)
Operating expenses excluding reimbursement/waiver	3.37%	(e)	2.81%	(e)
Operating expenses including reimbursement/waiver	2.00%	(e)	2.00%	(e)
PORTFOLIO TURNOVER RATE	31%	(d)	69%(d)	(f)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Class C commenced operations on June 30, 2015.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2015.

See Notes to Financial Statements.

Annual Report | April 30, 2016	43

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS

	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.71		$12.76	$12.56	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	(0.01)		0.06	0.09	0.05
Net realized and unrealized gain on investments	0.38		0.33	0.76	2.54

Total from Investment Operations	0.37		0.39	0.85	2.59

LESS DISTRIBUTIONS:
From investment income	(0.06)		(0.06)	(0.01)	(0.03)
From capital gains	–		(0.38)	(0.64)	–

Total Distributions	(0.06)		(0.44)	(0.65)	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.31		(0.05)	0.20	2.56

NET ASSET VALUE, END OF PERIOD	$13.02		$12.71	$12.76	$12.56

TOTAL RETURN	2.94%	(e)	2.93%	6.64%	25.99%	(e)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$13,691		$16,507	$24,343	$8,442
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.07)%	(f)	0.45%	0.65%	0.48%	(f)
Operating expenses excluding reimbursement/waiver	1.75%	(f)	1.43%	1.29%	1.95%	(f)
Operating expenses including reimbursement/waiver	1.00%	(f)	1.00%	1.00%	1.00%	(f)
PORTFOLIO TURNOVER RATE	31%	(e)	69%	49%	67%	(e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

44	www.emeraldmutualfunds.com

Emerald Small Cap Value Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Period October 1, 2015 to April 30, 2016(a)		Year Ended September 30, 2015(b)	Year Ended September 30, 2014	Period Ended September 30, 2013(c)
NET ASSET VALUE, BEGINNING OF PERIOD	$12.68		$12.73	$12.54	$10.00
INCOME FROM OPERATIONS:
Net investment income/(loss)(d)	(0.02)		0.03	0.07	0.02
Net realized and unrealized gain on investments	0.37		0.35	0.76	2.54

Total from Investment Operations	0.35		0.38	0.83	2.56

LESS DISTRIBUTIONS:
From investment income	(0.05)		(0.05)	–	(0.02)
From capital gains	–		(0.38)	(0.64)	–

Total Distributions	(0.05)		(0.43)	(0.64)	(0.02)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.30		(0.05)	0.19	2.54

NET ASSET VALUE, END OF PERIOD	$12.98		$12.68	$12.73	$12.54

TOTAL RETURN	2.80%(	e)	2.82%	6.46%	25.69%(	e)
SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,946		$399	$474	$271
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.25)%	(f)	0.22%	0.52%	0.16%	(f)
Operating expenses excluding reimbursement/waiver	2.14%	(f)	1.67%	1.56%	2.49%	(f)
Operating expenses including reimbursement/waiver	1.25%	(f)	1.25%	1.25%	1.25%	(f)
PORTFOLIO TURNOVER RATE	31%(	e)	69%	49%	67%(	e)

(a)	Effective March 3, 2015 the Board approved changing the fiscal year-end of the Fund from September 30 to April 30.
(b)	Prior to its June 26, 2015 reorganization with and into the Emerald Small Cap Value Fund, the Fund was known as the Elessar Small Cap Value Fund.
(c)	For the period October 15, 2012 (commencement of investment operations) through September 30, 2013.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2016	45

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

	CLASS A
	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.98		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)		(0.05)
Net realized and unrealized gain/(loss) on investments	(1.24)		1.03

Total from Investment Operations	(1.29)		0.98

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.29)		0.98

NET ASSET VALUE, END OF PERIOD	$9.69		$10.98

TOTAL RETURN(b)	(11.75%)		9.80%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$11,388		$6,493
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.54%)		(0.66%)(d	)
Operating expenses excluding reimbursement/waiver	2.01%		2.57%(d)(	e)
Operating expenses including reimbursement/waiver	1.35%		1.35%(d)(	e)
PORTFOLIO TURNOVER RATE	99%(c	)	88%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

46	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

	CLASS C
	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.92		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)		(0.10)
Net realized and unrealized gain/(loss) on investments	(1.25)		1.02

Total from Investment Operations	(1.36)		0.92

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.36)		0.92

NET ASSET VALUE, END OF PERIOD	$9.56		$10.92

TOTAL RETURN(b)	(12.45%)		9.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$101		$27
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.17%)		(1.34%)(d	)
Operating expenses excluding reimbursement/waiver	2.70%		7.25%(d)(	e)
Operating expenses including reimbursement/waiver	2.00%		2.00%(d)(	e)
PORTFOLIO TURNOVER RATE	99%(c	)	88%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2016	47

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.99		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.00)(b)		(0.03)
Net realized and unrealized gain/(loss) on investments	(1.26)		1.02

Total from Investment Operations	(1.26)		0.99

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.26)		0.99

NET ASSET VALUE, END OF PERIOD	$9.73		$10.99

TOTAL RETURN	(11.46%)		9.90%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,729		$279
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.05%)		(0.34%)(d	)
Operating expenses excluding reimbursement/waiver	1.90%		4.66%(d)(	e)
Operating expenses including reimbursement/waiver	1.05%		1.05%(d)(	e)
PORTFOLIO TURNOVER RATE	99%(c	)	88%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

48	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

	INVESTOR CLASS
	Year Ended April 30, 2016		For the Period August 1, 2014 (Inception) to April 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$10.96		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.08)		(0.05)
Net realized and unrealized gain/(loss) on investments	(1.21)		1.01

Total from Investment Operations	(1.29)		0.96

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.29)		0.96

NET ASSET VALUE, END OF PERIOD	$9.67		$10.96

TOTAL RETURN	(11.77%)		9.60%(b	)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$86		$448
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.72%)		(0.67%)(c)
Operating expenses excluding reimbursement/waiver	1.91%		2.96%(c)(	d)
Operating expenses including reimbursement/waiver	1.40%		1.40%(c)(	d)
PORTFOLIO TURNOVER RATE	99%(b	)	88%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Annual Report | April 30, 2016	49

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A

Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$28.85	$26.11	$20.08	$16.96	$15.16		$ 15.89
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss(d)	(0.06)	(0.16)	(0.13)	(0.01)	(0.01)		(0.03)
Net realized and unrealized gain/(loss) on investments	2.48	2.90	6.16	3.13	1.81		(0.70)

Total from Investment Operations	2.42	2.74	6.03	3.12	1.80		(0.73)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.42	2.74	6.03	3.12	1.80		(0.73)

NET ASSET VALUE, END OF PERIOD	$31.27	$28.85	$26.11	$20.08	$16.96		$ 15.16

TOTAL RETURN(e)	8.39%	10.49%	30.03%	18.40%	11.87%	(f)	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$110,601	$48,575	$48,622	$25,496	$21,363		$20,412
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.21)%	(0.58)%	(0.53)%	(0.06)%	(0.24)%	(g)	(0.22)%
Operating expenses excluding reimbursement/waiver	1.48%	1.60%	1.72%	1.88%	1.96%	(g)	1.90%
Operating expenses including reimbursement/waiver	1.48%	1.60%	1.72%	1.84%	1.85%	(g)	n/a
PORTFOLIO TURNOVER RATE	30%(f)	33%	34%	53%	9%	(f)	27%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

50	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C

Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013		For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$26.19	$23.86	$18.46	$15.70	$14.06		$ 14.82
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss(d)	(0.24)	(0.30)	(0.26)	(0.11)	(0.04)		(0.11)
Net realized and unrealized gain/(loss) on investments	2.25	2.63	5.66	2.87	1.68		(0.65)

Total from Investment Operations	2.01	2.33	5.40	2.76	1.64		(0.76)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.01	2.33	5.40	2.76	1.64		(0.76)

NET ASSET VALUE, END OF PERIOD	$28.20	$26.19	$23.86	$18.46	$15.70		$ 14.06

TOTAL RETURN(e)	7.67%	9.77%	29.25%	17.58%	11.66%	(f)	(5.13)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$52,366	$31,862	$28,222	$17,705	$14,690		$13,675
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.87)%	(1.23)%	(1.18)%	(0.68)%	(0.82)%	(g)	(0.77)%
Operating expenses excluding reimbursement/waiver	2.13%	2.25%	2.38%	2.54%	2.55%	(g)	2.45%
Operating expenses including reimbursement/waiver	2.13%	2.25%	2.38%	2.49%	2.44%	(g)	n/a
PORTFOLIO TURNOVER RATE	30%(f)	33%	34%	53%	9%	(f)	27%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2016	51

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period March 16, 2012 to April 30, 2012(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$29.15	$26.29	$20.15	$16.96	$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.03	(0.07)	(0.06)	0.01	(0.01)
Net realized and unrealized gain on investments	2.51	2.93	6.20	3.18	0.12

Total from Investment Operations	2.54	2.86	6.14	3.19	0.11

NET INCREASE IN NET ASSET VALUE	2.54	2.86	6.14	3.19	0.11

NET ASSET VALUE, END OF PERIOD	$31.69	$29.15	$26.29	$20.15	$16.96

TOTAL RETURN	8.71%	10.88%	30.47%	18.81%	0.65%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$61,654	$23,730	$22,062	$4,321	$8
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	0.11%	(0.25)%	(0.23)%	0.06%	(0.27)%(d)
Operating expenses excluding reimbursement/waiver	1.15%	1.27%	1.37%	1.62%	1.83%(d)
Operating expenses including reimbursement/waiver	1.15%	1.27%	1.37%	1.54%	1.53%(d)
PORTFOLIO TURNOVER RATE	30% (c)	33%	34%	53%	9%(c)(e)

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the period ended April 30, 2012.

See Notes to Financial Statements.

52	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012(a)(b)		Year Ended December 31, 2011
NET ASSET VALUE, BEGINNING OF PERIOD	$27.64	$25.01	$19.23	$16.25	$14.50		$15.14
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment income/(loss)(d)	(0.07)	(0.15)	(0.12)	(0.01)	(0.00)(e)		0.07
Net realized and unrealized gain/(loss) on investments	2.38	2.78	5.90	2.99	1.75		(0.71)

Total from Investment Operations	2.31	2.63	5.78	2.98	1.75		(0.64)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.31	2.63	5.78	2.98	1.75		(0.64)

NET ASSET VALUE, END OF PERIOD	$29.95	$27.64	$25.01	$19.23	$16.25		$14.50

TOTAL RETURN	8.36%	10.52%	30.06%	18.34%	12.07%	(f)	(4.23)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$80,404	$27,440	$19,235	$6,255	$693		$136
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.23)%	(0.56)%	(0.53)%	(0.08)%	(0.07)%	(g)	0.47%
Operating expenses excluding reimbursement/waiver	1.48%	1.58%	1.69%	1.94%	1.88%	(g)	1.48%
Operating expenses including reimbursement/waiver	1.48%	1.58%	1.69%	1.89%	1.72%	(g)	n/a
PORTFOLIO TURNOVER RATE	30% (f)	33%	34%	53%	9%	(f)	27%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Less than $0.005 per share.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Annual Report | April 30, 2016	53

Emerald Funds	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes the Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund and the Emerald Growth Fund was known as the Forward Growth Fund. Effective March 13, 2012, the Board of Trustees (the “Board”) approved changing the fiscal year end of the Funds from December 31 to April 30. The Emerald Small Cap Value Fund is a successor to a previously operational fund which was a series of Elessar Funds Investment Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on June 26, 2015. Effective March 3, 2015, the Board approved changing the fiscal year end of the Emerald Small Cap Value Fund from September 30 to April 30.

The Emerald Growth Fund and Emerald Insights Fund seek to achieve long-term growth through capital appreciation. The Emerald Small Cap Value Fund seeks long-term capital appreciation. The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when Emerald Mutual Fund Advisers Trust, (the “Adviser”), believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

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Emerald Funds	Notes to Financial Statements
April 30, 2016

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of April 30, 2016:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Emerald Growth Fund
Common Stocks(a)	$909,366,190	$–	$–	$909,366,190
Short Term Investments	16,331,904	–	–	16,331,904

TOTAL	$925,698,094	$–	$–	$925,698,094

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Emerald Small Cap Value Fund
Common Stocks(a)	$15,737,485	$–	$–	$15,737,485
Short Term Investments	764,627	–	–	764,627

TOTAL	$16,502,112	$–	$–	$16,502,112

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Emerald Insights Fund
Common Stocks(a)	$12,915,696	$–	$–	$12,915,696
Master Limited Partnerships(a)	243,302	–	–	243,302
Short Term Investments	266,809	–	–	266,809

TOTAL	$13,425,807	$–	$–	$13,425,807

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$239,807,170	$3,784,744	$–	$243,591,914
Other(a)	60,031,915	–	–	60,031,915
Short Term Investments	3,008,620	–	–	3,008,620

TOTAL	$302,847,705	$3,784,744	$–	$306,632,449

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

Annual Report | April 30, 2016	55

Emerald Funds	Notes to Financial Statements
April 30, 2016

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2016, the Funds had the following transfers between Level 1 and Level 2 securities.

	Level 1		Level 2
Emerald Growth Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$3,136,350	$–	$–	$(3,136,350)

Total	$3,136,350	$–	$–	$(3,136,350)

	Level 1		Level 2
Emerald Banking and Finance Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$9,626,994	$–	$–	$(9,626,994)

Total	$9,626,994	$–	$–	$(9,626,994)

The above transfers from Level 2 to Level 1 were due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade. For the year or period ended April 30, 2016, the Emerald Small Cap Value Fund and Emerald Insights Fund did not have any transfers between Level 1 and Level 2 securities.

For the year or period ended April 30, 2016, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs generally will not be eligible for treatment as qualified dividend income. As the final character of the distributions is not known until reported by the REITs on their 1099s, the Funds utilize an average of the prior year’s reallocation information as an estimate for the current year character of distributions.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees) and shareholder servicing fees, are charged directly to that Fund or share class. All expenses of a Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

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Emerald Funds	Notes to Financial Statements
April 30, 2016

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to treatment of certain investments and net investment loss. These reclassifications were as follows:

	Undistributed Net Investment Loss	Accumulated Net Realized Loss on Investments	Paid-in Capital

Emerald Growth Fund	$4,099,674	$700	$(4,100,374)
Emerald Small Cap Value Fund	3,244	–	(3,244)
Emerald Insights Fund	52,814	11,400	(64,214)
Emerald Banking and Finance Fund	668,128	–	(668,128)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital for the Emerald Growth Fund, the Emerald Insights Fund, and the Emerald Banking and Finance Fund in the amount of $4,099,674, $64,215, and $668,128 respectively.

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes

Emerald Growth Fund	$94,911,567	$(101,771,657)	$(6,860,090)	$932,558,184
Emerald Small Cap Value Fund	2,497,981	(1,197,700)	1,300,281	15,201,831
Emerald Insights Fund	982,931	(1,147,645)	(164,714)	13,590,521
Emerald Banking and Finance Fund	54,463,858	(9,610,082)	44,853,776	261,778,673

Components of Distributable Earnings: As of April 30, 2016, components of distributable earnings were as follows:

	Emerald Growth Fund	Emerald Small Cap Value Fund	Emerald Insights Fund	Emerald Banking and Finance Fund

Accumulated capital losses	$(42,333,151)	$(713,709)	$(895,989)	$(12,390,194)
Net unrealized appreciation/(depreciation) on investments	(6,860,090)	1,300,281	(164,714)	44,853,776
Other cumulative effect of timing differences	(1,937,256)	(5,849)	(19,899)	(305,212)

Total	$(51,130,497)	$580,723	$(1,080,602)	$32,158,370

Capital Losses: As of April 30, 2016, the Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiring in 2017	Expiring in 2018

Emerald Banking and Finance Fund	$839,270	$1,370,886

During the year ended April 30, 2016, $597,361 and $834,567 of capital loss carryforwards were utilized by the Emerald Small Cap Value Fund and the Emerald Banking and Finance Fund, respectively.

Annual Report | April 30, 2016	57

Emerald Funds	Notes to Financial Statements
April 30, 2016

As of April 30, 2016, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The flowing losses will be carried forward indefinitely to offset future realized gains:

	Short-Term	Long-Term

Emerald Growth Fund	$6,923,759	$–
Emerald Small Cap Value Fund	283,893	–
Emerald Insights Fund	314,807	8,843
Emerald Banking and Finance Fund	–	–

The Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund and the Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2017 capital losses recognized during the period November 1, 2014 to April 30, 2016 in the amount of $35,409,392, $429,816, $572,339 and $10,180,038 respectively.

Ordinary Losses: As of April 30, 2016, Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund elected to defer to the period ending April 30, 2017, late year ordinary losses in the amount of $1,937,256, $5,849, $19,899 and $305,212, respectively.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain

Emerald Growth Fund	$–	$22,536,119
Emerald Small Cap Value Fund	81,808	–
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	–
The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2015, were as follows:
	Ordinary Income	Long-Term Capital Gain

Emerald Small Cap Value Fund	$179,711	$415,816
The tax character of distributions paid by the Funds for the fiscal year or period ended April 30, 2015, were as follows:
	Ordinary Income	Long-Term Capital Gain

Emerald Growth Fund	$7,294,238	$11,879,191
Emerald Insights Fund	–	–
Emerald Banking and Finance Fund	–	–

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year or period ended April 30, 2016, was as follows:

Funds	Cost of Investments Purchased	Proceeds from Investments Sold

Emerald Growth Fund	$1,018,280,403	$318,018,088
Emerald Small Cap Value Fund	4,748,816	5,612,448
Emerald Insights Fund	18,583,973	10,714,091
Emerald Banking and Finance Fund	248,729,896	75,060,647

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Emerald Funds	Notes to Financial Statements
April 30, 2016

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

Emerald Growth Fund

Average Total Net Assets	Contractual Fee

Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%
Emerald Small Cap Value Fund
Average Total Net Assets	Contractual Fee

Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%
Emerald Insights Fund
Average Total Net Assets	Contractual Fee

Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%
Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee

Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has agreed contractually to waive a portion of its fees and reimburse other expenses until in amounts necessary to limit each Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to the annual rates (as percentages of a Fund’s average daily net assets) set forth in the tables below. This agreement was in effect for the entire fiscal year ended April 30, 2016 with the current agreement effective September 1, 2015 through August 31, 2016 for all Funds except the Emerald Small Cap Value Fund, which agreement is in effect June 26, 2015 through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the expense agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. No Fund will be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expenses were incurred. The Adviser may not discontinue this waiver, prior to August 31, 2016 (with respect to all Funds except the Emerald Small Cap Value Fund) or August 31, 2017 (with respect to the Emerald Small Cap Value Fund), without the approval by the Fund’s Board of Trustees. Fees waived/reimbursed by the Adviser for the year or period ended April 30, 2016 are disclosed in the Statements of Operations.

Annual Report | April 30, 2016	59

Emerald Funds	Notes to Financial Statements
April 30, 2016

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class

1.29%	1.94%	0.99%	1.34%

Emerald Small Cap Value Fund
Class A	Class C	Institutional Class	Investor Class

1.35%	2.00%	1.00%	1.25%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class

1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class

1.84%	2.49%	1.54%	1.89%

For the year or period ended April 30, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$–	$49,069
Class C	–	4,473
Institutional Class	–	80,974
Investor Class	–	–
Emerald Small Cap Value Fund
Class A	$256	$–
Class C	617	–
Institutional Class	64,181	–
Investor Class	5,731	–
Emerald Insights Fund
Class A	$67,047	$–
Class C	467	–
Institutional Class	5,690	–
Investor Class	3,372	–
Emerald Banking and Finance Fund
Class A	$–	$–
Class C	–	–
Institutional Class	–	–
Investor Class	–	–
For the year ended September 30, 2015, the fee waivers and/or reimbursements were as follows:
Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Small Cap Value Fund
Class A	$30	$–
Class C	30	–
Institutional Class	76,447	–
Investor Class	1,827	–

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Emerald Funds	Notes to Financial Statements
April 30, 2016

As of April 30, 2016, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2018	Expires 2019	Total

Emerald Growth Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–
Emerald Small Cap Value Fund
Class A	$–	$30	$256	$286
Class C	–	30	617	647
Institutional Class	–	37,563	64,181	101,744
Investor Class	–	852	5,731	6,583
Emerald Insights Fund
Class A	$–	$41,382	$67,047	$108,429
Class C	–	921	467	1,388
Institutional Class	–	3,464	5,690	9,154
Investor Class	–	1,872	3,372	5,244
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares.

ADI is not entitled to any compensation for its services as Distributor. ADI is  registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund, except the Emerald Small Cap Value Fund, has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its Class C, Institutional Class and Investor Class shares. Under the Shareholder Services Plan, a Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of a Participating Organization pursuant to an agreement with such Participating Organization (the “Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organization for the benefit of a Fund’s shareholders who have elected to have such Participating Organization service their accounts. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Effective June 26, 2015, the Emerald Small Cap Value Fund has adopted a Shareholder Services Plan (the “Plan”) with respect to its Class C shares. Under the Plan, the Fund is authorized to pay banks and its affiliates and other institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (“Class C Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Class C shares of the Fund attributable to or held in the name of a Participating

Annual Report | April 30, 2016	61

Emerald Funds	Notes to Financial Statements
April 30, 2016

Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Plan fees are included with distribution and service fees on the Statements of Operations.

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emerald Growth Fund, Emerald Small Cap Value Fund (formerly, the Elessar Small Cap Value Fund), Emerald Insights Fund, and Emerald Banking and Finance Fund (the “Funds”), four of the portfolios of Financial Investors Trust, as of April 30, 2016, and the related statements of operations for the year then ended (as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015), the statements of changes in net assets for each of the two years in the period then ended (as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for the year ended April 30, 2016 and for the period from August 1, 2014 (inception) to April 30, 2015), and the financial highlights (as to the Emerald Growth Fund and the Emerald Banking and Finance Fund, for each of the four years in the period ended April 30, 2016 and for the period from January 1, 2012 to April 30, 2012; as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for the year ended April 30, 2016 and for the period from August 1, 2014 (inception) to April 30, 2015). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Emerald Growth Fund and Emerald Banking and Finance Fund for the year ended December 31, 2011 were audited by other auditors whose report, dated February 28, 2012, expressed an unqualified opinion on such financial highlights. The statement of changes in net assets and financial highlights for the Emerald Small Cap Value Fund for the year ended September 30, 2014 and the financial highlights for the period from October 15, 2012 (commencement of investment operations) to September 30, 2013 were audited by other auditors whose report, dated November 24, 2014, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerald Growth Fund, Emerald Small Cap Value Fund, Emerald Insights Fund, and Emerald Banking and Finance Fund of Financial Investors Trust as of April 30, 2016, the results of their operations for the year then ended (as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015), the changes in their net assets for each of the two years in the period then ended (as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for the year ended April 30, 2016 and for the period from August 1, 2014 (inception) to April 30, 2015), and the financial highlights (as to the Emerald Growth Fund and the Emerald Banking and Finance Fund, for each of the four years in the period ended April 30, 2016 and for the period from January 1, 2012 to April 30, 2012; as to the Emerald Small Cap Value Fund, for the period from October 1, 2015 to April 30, 2016 and for the year ended September 30, 2015; and as to the Emerald Insights Fund, for the year ended April 30, 2016 and for the period from August 1, 2014 (inception) to April 30, 2015), in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

Annual Report | April 30, 2016	63

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2016 (Unaudited)

Emerald Banking and Finance Fund, Emerald Growth Fund and Emerald Insights Fund

On December 15, 2015, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Emerald Mutual Fund Advisers Trust (the “Adviser”) (the “Emerald Advisory Agreement”) in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Emerald Advisory Agreement and other related materials.

In renewing and approving the Emerald Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Emerald Insights Fund, the Emerald Banking and Finance Fund and the Emerald Growth Fund (the “Emerald Reviewed Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Emerald Reviewed Funds, to the Adviser of 1.00% of the Emerald Banking and Finance Fund’s and 0.75% of each of the Emerald Growth Fund’s and the Emerald Insights Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Emerald Reviewed Funds.

The Board received and considered information including a comparison of each of the Emerald Reviewed Fund’s contractual advisory fees and total expenses (net of waivers) with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (“Independent Data Provider”). The Trustees noted that the Emerald Banking and Finance Fund’s contractual advisory fee rate was above its Independent Data Provider peer group average and median contractual advisory fee rates but within the range of its Independent Data Provider peer group’s contractual advisory fee rates. The Trustees further noted that each of the Emerald Growth Fund’s and the Emerald Insights Fund’s contractual advisory fee rates were below its respective Independent Data Provider peer group average and median contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.60% for Class A, 2.25% for Class C, 1.27% for Institutional Class and 1.58% for Investor Class of the Emerald Banking and Finance Fund, 1.29% for Class A, 1.94% for Class C, 0.99% for Institutional Class and 1.27% for Investor Class of the Emerald Growth Fund and 1.35% for Class A, 2.00% for Class C, 1.05% for Institutional Class and 1.40% for Investor Class of the Emerald Insights Fund.

The Trustees noted that the total expense ratios (after waivers) for the Emerald Banking and Finance Fund’s Class A, Class C, Institutional Class and Investor Class shares were above the Independent Data Provider peer group average and median but within the range of the Independent Data Provider peer group’s total expense ratios (after waivers). They further noted that the total expense ratios (after waivers) for the Emerald Growth Fund’s Class A, Class C, Institutional Class and Investor Class were below the Independent Data Provider peer group average and median total expense ratios. The Trustees also noted that the total expense ratio (after waivers) for the Emerald Insights Fund’s Class A was below the Independent Data Provider peer group average but above the FUSE peer group median total expense ratios (after waivers), for the Fund’s Class C was below the Independent Data Provider peer group average and median total expense ratios (after waivers) and for each of the Fund’s Institutional Class and Investor Class was below the Independent Data Provider peer group average and the same as the median total expense ratios (after waivers).

Nature, Extent and Quality of the Services under the Emerald Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Emerald Reviewed Funds under the Emerald Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Emerald Reviewed Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Emerald Reviewed Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Emerald Reviewed Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Emerald Reviewed Funds for the 3-month, 1-year, 3-year and 5-year, if applicable, periods ended September 30, 2015. That review included a comparison of each Emerald Reviewed Fund’s performance to the performance of the group of comparable funds selected by the Independent Data Provider. The Trustees noted the performance of all of the shares classes of each of the Emerald Banking and Finance Fund and the Emerald Growth Fund was above its respective Independent Data Provider peer group averages and

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Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2016 (Unaudited)

medians for the 3-month, 1-year, 3-year and 5-year periods ended September 30, 2015. They further noted the performance of the Emerald Insights Fund’s Class A and Class C shares was above its Independent Data Provider peer group averages and medians for the 3-month and 1-year periods ended September 30, 2015, for the Fund’s Institutional Class shares was above its Independent Data Provider peer group average and median for the 3-month period ended September 30, 2015 and for the Fund’s Investor Class shares was below its Independent Data Provider peer group average and median for the 3-month period and below its Independent Data Provider peer group average but the same as the median for the 1-year period ended September 30, 2015.

The Trustees also considered the Adviser’s discussion of each Emerald Reviewed Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by the Adviser regarding fees charged to its other clients utilizing a strategy similar to that employed by the Emerald Reviewed Funds.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Emerald Advisory Agreement with respect to each Emerald Reviewed Fund. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of each Emerald Reviewed Fund. The Board then reviewed the Adviser’s audited fiscal year 2013-2014 financial statements and a profitability projection for 2015 and 2016 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Emerald Reviewed Funds are or will be passed along to the shareholders under the Emerald Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Emerald Reviewed Funds, including whether soft dollar arrangements were used.

In renewing the Adviser as the Emerald Reviewed Funds’ investment adviser and renewing the Emerald Advisory Agreement and the fees charged under the Emerald Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Emerald Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●

the Emerald Banking and Finance Fund’s contractual advisory fee rate was above its Independent Data Provider peer group average and median contractual advisory fee rates but within the range of the Independent Data Provider peer group’s contractual advisory fee rates;

●	the Emerald Growth Fund’s and the Emerald Insights Fund’s contractual advisory fee rates were below its Independent Data Provider peer group average and median contractual advisory fee rates;

●

total expense ratios (after waivers) for the Emerald Banking and Finance Fund’s Class A, Class C, Institutional Class and Investor Class shares were above the Independent Data Provider peer group average and median but within the range of the Independent Data Provider peer group’s total expense ratios (after waivers); total expense ratios (after waivers) for the Emerald Growth Fund’s Class A, Class C, Institutional Class and Investor Class were below the Independent Data Provider peer group average and median total expense ratios; total expense ratio (after waivers) for the Emerald Insights Fund’s Class A was below the Independent Data Provider peer group average but above the Independent Data Provider peer group median total expense ratios (after waivers), for the Fund’s Class C was below the Independent Data Provider peer group average and median total expense ratios (after waivers) and for each of the Fund’s Institutional Class and Investor Class was below the Independent Data Provider peer group average and the same as the median total expense ratios (after waivers);

●	the nature, extent and quality of services rendered by the Adviser under the Emerald Advisory Agreement with respect to the Emerald Reviewed Funds were adequate;

●

the performance of all of the share classes of each of the Emerald Banking and Finance Fund and the Emerald Growth Fund was above its respective Independent Data Provider peer group averages and medians for the 3-month, 1-year, 3-year and 5-year periods ended September 30, 2015; performance of the Emerald Insights Fund’s Class A and Class C shares was above its Independent Data Provider peer group averages and medians for the 3-month and 1-year periods ended September 30, 2015, for the Fund’s Institutional Class shares was above its Independent Data Provider peer group average and median for the 3-month period ended September 30, 2015 and for the Fund’s Investor Class shares was below its Independent Data Provider peer group average and median for the 3-month period and below its Independent Data Provider peer group average but the same as the median for the 1-year period ended September 30, 2015;

Annual Report | April 30, 2016	65

Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2016 (Unaudited)

●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to one or more of the Emerald Reviewed Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Emerald Reviewed Funds;

●	the profit, if any, realized by the Adviser in connection with the operation of the Emerald Reviewed Funds is not unreasonable to the Emerald Reviewed Funds; and

●	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Emerald Reviewed Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Emerald Reviewed Funds and their shareholders.

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Emerald Funds	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	QDI	DRD

Emerald Growth Fund	0.00%	0.00%
Emerald Small Cap Value Fund	55.77%	55.77%
Emerald Insights Fund	0.00%	0.00%
Emerald Banking and Finance Fund	0.00%	0.00%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Emerald Growth Fund designated $22,536,119 as long-term capital gain dividends.

Annual Report | April 30, 2016	67

Emerald Funds	Trustees and Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-845-9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

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Emerald Funds	Trustees and Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

Annual Report | April 30, 2016	69

Emerald Funds	Trustees and Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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Emerald Funds	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Annual Report | April 30, 2016	71

Emerald Funds	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

72	www.emeraldmutualfunds.com

Emerald Mutual Funds
P.O. Box 8556 Denver, CO 80201 (855) 828-9909 www.emeraldmutualfunds.com
Investment adviser:
Emerald Mutual Fund Advisers Trust P.O. Box 10666 Lancaster, PA 17605
Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING
ANNUAL
APRIL 30, 2016
EMERGING MARKETS OPPORTUNITIES FUND GPEOX | GPEIX
GLOBAL MICRO CAP FUND GPMCX
GLOBAL OPPORTUNITIES FUND GPGOX | GPGIX
GLOBAL REACH FUND GPROX | GPRIX
GLOBAL STALWARTS FUND GGSOX | GGSYX
INTERNATIONAL OPPORTUNITIES FUND GPIOX | GPIIX
INTERNATIONAL STALWARTS FUND GISOX | GISYX

Grandeur Peak Funds

Grandeur Peak Funds®	Shareholder Letter
April 30, 2016 (Unaudited)

Dear Fellow Shareholders,

Market Commentary

Despite the recent rebound in equity markets, many economic outlooks continue to suggest a reasonable chance of a global recession in the near term. There’s no doubt that economies around the world are generally weak; growth is slowing and most major economies seem to be hooked on the opium of central bank intervention. Of course this is not new information, so what’s with the bounce in equity markets? Are we seeing the last gasp of a dying Bull market, a brief reprieve as we enter the early stages of a Bear market, or is the aging Bull market regaining its footing?

Bulls will argue that P/E’s are reasonable and the market will continue to have legs. Bears will argue that we are seven years into a Bull market, and with earnings and economic activity lackluster at best, the market is due to roll over, especially if central banks begin to remove the easy money that many would suggest has been propping up equity markets.

As bottom up stock-pickers, the best way we can answer this question is from our view of earnings. It is our strongly held belief that over the long-run stock prices follow earnings, and generally speaking earnings are currently coming in below expectations.

Consequently, it is harder for us to find high quality companies that we believe can consistently post strong earnings growth in this environment. Historically we have looked for companies that we thought could grow their earnings 15%+ per annum over the next 3-5 years, but in the current environment we have lowered our hurdle to 12%+. Fortunately, as we screen the global universe we do continue to find great companies that we believe can deliver solid, although slightly lower, growth.

Fund Commentary

We made some mistakes this year. We observed last year that although valuations of emerging market stocks looked cheap, their fundamentals were deteriorating; whereas developed market fundamentals were improving, but their valuations were expensive. We chose value over momentum and kept an overweight in emerging markets, which in hindsight was a mistake. Emerging market fundamentals went from bad to worse during the year, and as a result, emerging markets underperformed with generally poor earnings growth and weakening currencies. Given our weighting to emerging markets, this was a detractor across our global and international funds.

We made a similar value over momentum mistake in many developed markets as well. In selecting stocks, we regularly faced the choice between an attractively valued company with slowing business momentum or significantly paying up for a company with better momentum. Too often we picked the stock with better value. In general, the market moved into a more momentum driven phase this year and was very unforgiving of earnings shortfalls, even from companies where we thought slower growth was already baked into the price. So our prioritization of value over momentum hurt our performance across all funds.

In the Quality, Value, Momentum (“QVM”) matrix that we employ to evaluate buy/sell/trim decisions, M-momentum and V-value are equally weighted. However, with valuations hovering at what we thought were pretty lofty levels, we essentially double weighted value this year. We did not consciously lower our weight to Q-quality, but by passing on expensive high quality names our portfolios did become slightly lower in quality.

Technology was our strongest sector this year, where we tended to be overweight and outperform with our holdings. Energy was also a bit of a tailwind relative to benchmarks. Our energy picks did better than the industry, but our outperformance here was primarily driven by our chronic underweight in the Energy sector, which was battered this year. Industrials was our weakest sector, at least in part due to some company specific issues in India and weakness in our US trucking stocks.

We haven’t had a bad year relative to our benchmarks and peer groups, it just hasn’t been up to our expectations. The Global Opportunities, Global Reach, and International Opportunities Funds performed roughly in-line with their respective benchmarks, while the Emerging Markets Fund had the best relative performance, outpacing its benchmark by over three percentage points, but the worst absolute performance due to the sell-off in those markets. The new Global Stalwarts, International Stalwarts, and Global Micro Cap funds are each off to a nice start, a couple of points ahead of their benchmark for the period, but this is just the first 1/8 mile of a marathon race. See performance for each Fund during the period in the Performance Update section.

So, we would call it a mediocre year—a year where the market exposed one of our weaknesses as a team: we tend to be too value conscious. As we move forward we’re putting renewed emphasis on “captured earnings growth” and making sure that the names we own have better momentum. This was by far our biggest issue over the past year and we are focused on bringing momentum and value into a better balance.

Of course we don’t want to “throw the baby out with the bathwater,” but we believe market psychology isn’t likely to change much in the year ahead, and the unforgiving market is presenting us with some interesting opportunities. We haven’t seen a better “fallen angel” market since 2008: any company that has hit a bump in the road has seen its stock pummeled. While we don’t want to be too early to buy a fallen angel, we are licking

Annual Report | April 30, 2016	1

Grandeur Peak Funds®	Shareholder Letter
April 30, 2016 (Unaudited)

our chops a bit as we see opportunities. We won’t rush to buy fallen angels, but they are on our radar. While our strength was a weakness last year, we do believe that paying close attention to value is still a long-term strength of ours.

There is perhaps an even more valuable silver lining to this year. There can be no substitute for experience, and great companies learn from their mistakes. Across the firm we have been reflecting on the mistakes made this year and I am confident that our team, young and old, will be smarter going forward.

Detailed analysis and commentary of the latest quarter’s results can be found each quarter at www.grandeurpeakglobal.com.

Notes from the Road

Over the past year we have had over 2000 touches with companies from 57 different countries. To add some color to our global travels, here are Conner Whipple’s notes from a recent trip to South Korea (Conner is a Research Analyst on the Financials industry team):

In planning our trip to Korea, I was very excited to go back to the country that I called home for two years and to eat all the things I have missed since returning to the US. Of course, we were also hoping to find some interesting companies. The trip turned out to be difficult, mostly because both Blake and I got food poisoning. Traveling abroad to see companies is hard enough as it is – trying to get used to the time change, the strange foods that you cannot believe anyone actually eats, the crazy drivers, and being away from your family and a comfortable bed – but adding food poisoning into the mix is truly a bummer. That said, the trip was very valuable. We indeed met with some interesting companies; we also met with some not so interesting companies. However, even when we end up disappointed after a company meeting – that the company isn’t as high quality as we initially thought – we always gain some great insight into the industry or country that we could not have gained by sitting in front of a computer screen in Salt Lake City.

The Korean market has always been a little tougher for us. After this trip, I’m closer to knowing why. On this trip, it dawned on me that the management quality in Korea is much lower than surrounding countries. One example of this is a cosmetics company (one of what seems like a million in Korea) that we met with. The company, a recent IPO, was relatively successful in Korea with a strategy of targeting young women between the ages of 12 to 35 through gimmicky packaging. With this success, the company decided to expand into China and opened 50 test stores. Over the course of a year those test stores did not live up to expectations, in fact, the man we met with said they were far below expectations. The company took this as a sign that they needed to go public in order to fund further expansion into China. When we pushed him to explain why they wanted to expand so aggressively into China given that their test stores did so poorly he conjured the excuse of not having the right product mix initially for the Chinese market. His logic didn’t compute. I think a better explanation is that the company is facing saturation in the domestic Korean market and is hoping to find growth via expansion into China. We met with a number of companies that are telling the same story: “We need to expand into China.” But when pressed to explain why they believe they can do well there, we kept hearing the same answer: “the Chinese market is so big that we don’t need a competitive advantage in order to grow.” It was quite frustrating to see the same bad decisions mirrored across multiple products and industries.

Nevertheless, we did find some good companies; there are two names that stick out, and luckily we were able to see both of them at the beginning of the week, before the food poisoning. (Free tip: if you go to Korea and are thinking of having their famous fried chicken, just don’t). The first company we are thoroughly excited about is a healthcare company. We identified the company via the IPO tracking we do. The company is involved in synthesizing peptides to either combine with proteins in order to increase the efficacy of drugs or to replace the proteins all together. The company has a number of patents, but its real differentiating factor is more in the softer points of the company. The CEO is a US-educated scientist who has a knack for developing these peptides. He built the company with a focus around research and development and established a process that identifies which drugs to target. The company focuses on drugs that have large addressable markets and that have recently come off their patents. The strategy is to synthesize a proprietary version of the drug and add additional peptides to increase the drug’s efficacy and/or alleviate or eliminate the negative side effects of the original drug. The addressable market for these drugs is quite large and in most cases the drugs are critical to quality of life. After meeting with the company, we quickly contacted our Healthcare team and got them started on moving deeper into researching the company.

The second company was identified as part of a theme uncovered through an earlier Korean investment we made. In Korea, there are very tight restrictions around the number of new apartment buildings that can be built in the country. Due to these restrictions, there is a huge market for remodeling. The company that I visited (Blake was still suffering from the ill effects of the famous fried chicken) manufactures artificial stone surfaces for kitchens and bathrooms. The company’s strategy fits into Porter’s low-cost provider bucket via a more efficient process than its competitors. The company also benefits from being a smaller and more nimble player in the market – able to customize depending on a specific customer’s needs. In addition to the home remodel theme taking place in Korea, this company is also benefiting from European demand where artificial stone is being used more and more. We believe that strong demand for their products coupled with their high operating leverage should drive strong earnings growth.

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter
April 30, 2016 (Unaudited)

Business Update

We added three new funds to the Grandeur Peak fund family last fall, the Global Micro Cap Fund, the Global Stalwarts Fund, and the International Stalwarts Fund. Each is off to a nice a start and ahead of its respective benchmark. We opened the Global Micro Cap Fund under a “hard closed” status last October in order to tightly restrict the assets. At just $30 million under management, the Fund has optimum flexibility to invest in the smallest of companies. The two Stalwarts funds are the only funds in our family that are currently open to new investments. These are small/mid-cap (“SMID”) strategies focused on companies over $1.5 billion in market capitalization so as to not impinge on the capacity constraints of our other funds. These products were a natural extension for us as we already owned many of these SMID-cap companies in our existing portfolios. We are excited by the opportunities we see in the global SMID-cap market and believe our investment approach can add good value here.

In closing, we’d just like to say that our mediocre performance this year was not satisfying, and we’re sorry for that, but if we learn from some of our shortcomings it may prove to be the most important year in our firm’s long-term success. We can’t promise that we will do better next year, but we want you to know that we firmly believe in our game plan, we are learning from our mistakes, and most importantly, we will work tirelessly to do our best for you.

Sincerely,

Robert Gardiner, CFA

CEO, Co-Director of Research, & Portfolio Manager

Blake Walker

Chief Investment Officer & Portfolio Manager

Randy Pearce, CFA, MBA

Co-Director of Research & Portfolio Manager

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

The views of Grandeur Peak Global Advisors, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed of Grandeur Peak Global Advisors, LLC and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Grandeur Peak Global Advisors, LLC nor the Funds do not accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

Bull Market: A financial market of a group of securities in which prices are rising or are expected to rise. The term “bull market” is most often used to refer to the stock market, but can be applied to anything that is traded, such as bonds, currencies and commodities.

Bear Market: A market condition in which the prices of securities are falling, and widespread pessimism causes the negative sentiment to be self-sustaining. As investors anticipate losses in a bear market and selling continues, pessimism only grows.

PE: The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Fallen Angel: A bond that was given an investment-grade rating but has since been reduced to junk bond status due to the weakening financial condition of the issuer. It is also a stock that has fallen substantially from its all-time highs.

Annual Report | April 30, 2016	3

Grandeur Peak Funds®	Shareholder Letter
April 30, 2016 (Unaudited)

A list of portfolio holdings as of 4/30/16 can be found on pages 20-49.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

The Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors.

The Funds may not achieve their objectives.

Diversification does not ensure a profit or guarantee against loss.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	-0.08%	-11.62%	1.78%	1.82%	1.82%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	-0.08%	-11.44%	1.98%	1.57%	1.57%
Russell Emerging Markets Small Cap Index(d)	0.34%	-15.04%	-1.75%

(a)	Fund inception date of December 16, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2016 except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	69.5%
Africa/Middle East	9.8%
Latin America	5.7%
Europe	3.9%
North America	3.0%
Cash, Cash Equivalents, & Other Net Assets	8.1%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.0%
Consumer	20.0%
Industrials	17.6%
Technology	16.6%
Health Care	8.4%
Energy & Materials	5.3%
Cash, Cash Equivalents, & Other Net Assets	8.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.3%
Value Partners Group, Ltd.	2.3%
Security Bank Corp.	1.8%
China Medical System Holdings, Ltd.	1.7%
Bank Negara Indonesia Persero Tbk PT	1.4%
Credito Real SAB de CV SOFOM ER	1.4%
WNS Holdings, Ltd., ADR	1.4%
BGEO Group PLC	1.3%
Parex Resources, Inc.	1.3%
Sporton International, Inc.	1.2%
Total	16.1%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

		Expense Ratio(b)
	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global MicroCap – Institutional (GPMCX)	3.80%	2.30%	2.00%
Russell Global Small Cap Index(d)	0.90%

(a)	Fund inception date of October 20, 2015.
(b)	Ratios as of the Prospectus dated June 29, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.25% and 2.00% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Institutional Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Annual Report | April 30, 2016	7

Grandeur Peak Global Micro Cap Fund	Performance Update
April 30, 2016 (Unaudited)

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	31.1%
Europe	23.7%
North America	19.8%
Japan	14.9%
Australia/New Zealand	4.0%
Africa/Middle East	2.8%
Latin America	2.0%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Consumer	20.7%
Financials	20.2%
Technology	19.4%
Industrials	17.5%
Health Care	16.1%
Energy & Materials	4.4%
Cash, Cash Equivalents, & Other Net Assets	1.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Hard Off Corp. Co., Ltd.	2.1%
Cipher Pharmaceuticals, Inc.	1.8%
Syuppin Co., Ltd.	1.8%
Oxford Immunotec Global PLC	1.4%
Ananda Development PCL	1.3%
M&A Capital Partners Co., Ltd.	1.2%
Anest Iwata Corp.	1.1%
Future Architect, Inc.	1.1%
SoluCom	1.1%
Dr. Wu Skincare Co., Ltd.	1.0%
Total	13.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

					Expense Ratio(b)
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	1.48%	-5.03%	9.46%	14.57%	1.63%	1.63%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	1.64%	-5.12%	9.57%	14.86%	1.38%	1.38%
Russell Global Small Cap Index(d)	1.06%	-5.33%	4.60%	9.18%
Russell Global Index(e)	-0.33%	-4.91%	5.88%	10.01%

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2016 except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(e)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	9

Grandeur Peak Global Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
North America	33.2%
Asia ex Japan	27.6%
Europe	22.5%
Japan	8.8%
Latin America	2.7%
Cash, Cash Equivalents, & Other Net Assets	2.1%
Africa/Middle East	1.9%
Australia/New Zealand	1.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	24.7%
Industrials	21.3%
Technology	20.5%
Consumer	16.4%
Health Care	11.6%
Energy & Materials	3.4%
Cash, Cash Equivalents, & Other Net Assets	2.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.5%
First Republic Bank	2.4%
Power Integrations, Inc.	2.1%
Clinigen Group PLC	1.9%
Knight Transportation, Inc.	1.6%
PRA Group, Inc.	1.5%
Melexis NV	1.3%
Palfinger AG	1.3%
Trancom Co., Ltd.	1.3%
Inphi Corp.	1.1%
Total	17.0%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

				Expense Ratio(b)
	6 Months	1 Year	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Reach Fund – Investor (GPROX)	1.92%	-6.45%	9.67%	1.59%	1.59%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	2.11%	-6.18%	9.93%	1.34%	1.34%
Russell Global Small Cap Index(d)	1.06%	-5.33%	5.04%
Russell Global Index(e)	-0.33%	-4.91%	6.33%

(a)	Fund inception date of June 19, 2013.
(b)	Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2016 except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(e)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	11

Grandeur Peak Global Reach Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	31.9%
North America	28.6%
Europe	21.4%
Japan	7.3%
Africa/Middle East	4.4%
Latin America	2.6%
Australia/New Zealand	1.7%
Cash, Cash Equivalents, & Other Net Assets	2.1%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	22.2%
Consumer	21.8%
Technology	19.4%
Industrials	18.9%
Health Care	12.0%
Energy & Materials	3.6%
Cash, Cash Equivalents, & Other Net Assets	2.1%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.0%
First Republic Bank	1.8%
Clinigen Group PLC	1.3%
Inphi Corp.	1.1%
Skandiabanken ASA	1.0%
Hard Off Corp. Co., Ltd.	1.0%
Selamat Sempurna Tbk PT	0.9%
WNS Holdings, Ltd., ADR	0.9%
Value Partners Group, Ltd.	0.8%
PRA Group, Inc.	0.8%
Total	11.6%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

		Expense Ratio(b)
	Since Inception(a)	Gross	Net(c)
Grandeur Peak Global Stalwarts – Investor (GGSOX)	8.55%	1.60%	1.35%
Grandeur Peak Global Stalwarts – Institutional (GGSYX)	8.76%	1.35%	1.10%
Russell Global SMID Cap Index(d)	6.34%
Russell Global Index(e)	6.19%

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated June 29, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global SMid Cap Index is designed to measure the performance of small- and mid-cap (SMid) securities and all capitalization securities respectively of issuers located in countries throughout the world representing developed and emerging markets. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

(e)

The Russell Global Index seeks to measure the performance of the global equity universe. The index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	13

Grandeur Peak Global Stalwarts Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
North America	39.8%
Asia ex Japan	22.7%
Europe	18.2%
Japan	7.9%
Latin America	2.3%
Africa/Middle East	2.0%
Australia/New Zealand	0.5%
Cash, Cash Equivalents, & Other Net Assets	6.6%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	25.5%
Industrials	23.8%
Technology	19.0%
Consumer	16.7%
Health Care	6.8%
Energy & Materials	1.6%
Cash, Cash Equivalents, & Other Net Assets	6.6%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
MISUMI Group, Inc.	2.7%
Man Wah Holdings, Ltd.	2.3%
Value Partners Group, Ltd.	2.3%
First Republic Bank	2.2%
Knight Transportation, Inc.	2.2%
Power Integrations, Inc.	2.2%
Microchip Technology, Inc.	1.9%
MEDNAX, Inc.	1.9%
TransForce, Inc.	1.8%
PRA Group, Inc.	1.8%
Total	21.3%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

					Expense Ratio(b)
	6 Months	1 Year	3 Years	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	2.24%	-5.53%	8.08%	13.84%	1.63%	1.63%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	2.76%	-5.02%	8.36%	14.14%	1.38%	1.38%
Russell Global ex-U.S. Small Cap Index(d)	3.22%	-4.81%	2.84%	6.96%

(a)	Fund inception date of October 17, 2011.
(b)	Ratios as of the Prospectus dated August 31, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2016 except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	15

Grandeur Peak International Opportunities Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	33.6%
Europe	32.9%
Japan	12.1%
North America	6.1%
Africa/Middle East	4.6%
Latin America	3.2%
Australia/New Zealand	2.3%
Cash, Cash Equivalents, & Other Net Assets	5.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Industrials	22.8%
Financials	22.8%
Technology	17.7%
Consumer	15.3%
Health Care	12.8%
Energy & Materials	3.4%
Cash, Cash Equivalents, & Other Net Assets	5.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Clinigen Group PLC	2.5%
Man Wah Holdings, Ltd.	2.0%
Palfinger AG	1.2%
Trancom Co., Ltd.	1.2%
Irish Residential Properties PLC, REIT	1.2%
Melexis NV	1.2%
EMIS Group PLC	1.2%
Value Partners Group, Ltd.	1.2%
MISUMI Group, Inc.	1.1%
Sporton International, Inc.	1.1%
Total	13.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return Performance for the periods ended April 30, 2016

		Expense Ratio(b)
	Since Inception(a)	Gross	Net(c)
Grandeur Peak International Stalwarts – Investor	10.20%	1.53%	1.35%
Grandeur Peak International Stalwarts – Institutional	10.34%	1.28%	1.10%
Russell Global ex-U.S. SMID Cap Index(d)	7.79%
Russell Global ex-U.S. Small Cap Index(e)	8.13%

(a)	Fund inception date of September 1, 2015.
(b)	Ratios as of the Prospectus dated June 29, 2015 and may differ from the ratios presented in the Financial Highlights.
(c)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in this agreement or in previous agreements. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(d)

The Russell Global ex-US SMID Cap Index is constructed to provide a comprehensive and unbiased barometer for the small- and mid-cap (SMid) segments excluding companies assigned to the United States. The Russell Global ex-US SMid Cap Index is reconstituted annually to accurately reflect the changes in the market over time. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

(e)

The Russell Global ex-U.S. Small Cap Index is designed to measure the performance of small capitalization securities outside of the U.S. The Index is not actively managed and does not reflect any deductions for fees, expenses, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended April 30, 2016

Annual Report | April 30, 2016	17

Grandeur Peak International Stalwarts Fund	Performance Update
April 30, 2016 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	32.8%
Europe	28.9%
North America	12.5%
Japan	11.9%
Latin America	3.3%
Africa/Middle East	3.0%
Australia/New Zealand	0.7%
Cash, Cash Equivalents, & Other Net Assets	6.9%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	27.9%
Industrials	23.9%
Consumer	19.4%
Technology	15.1%
Health Care	4.7%
Energy & Materials	2.1%
Cash, Cash Equivalents, & Other Net Assets	6.9%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
MISUMI Group, Inc.	4.1%
Man Wah Holdings, Ltd.	3.0%
TransForce, Inc.	2.7%
Value Partners Group, Ltd.	2.6%
Brembo SpA	2.1%
Stantec, Inc.	2.1%
CyberAgent, Inc.	2.0%
Aalberts Industries NV	1.8%
Nihon M&A Center, Inc.	1.8%
Puregold Price Club, Inc.	1.7%
Total	23.9%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2015 through of April 30, 2016.

Actual Expenses The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | April 30, 2016	19

Grandeur Peak Funds®	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expense Ratio(a)	Expenses Paid During period November 1, 2015 - April 30, 2016(b)
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 999.20	1.79%	$ 8.90
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.96	1.79%	$ 8.97
Institutional Class
Actual	$ 1,000.00	$ 999.20	1.56%	$ 7.75
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.11	1.56%	$ 7.82
Grandeur Peak Global Micro Cap Fund
Institutional Class
Actual	$ 1,000.00	$ 1,048.50	2.00%	$ 10.19
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.92	2.00%	$ 10.02
Grandeur Peak Global Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,014.80	1.63%	$ 8.17
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.76	1.63%	$ 8.17
Institutional Class
Actual	$ 1,000.00	$ 1,016.40	1.38%	$ 6.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.00	1.38%	$ 6.92
Grandeur Peak Global Reach Fund
Investor Class
Actual	$ 1,000.00	$ 1,019.20	1.60%	$ 8.03
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.91	1.60%	$ 8.02
Institutional Class
Actual	$ 1,000.00	$ 1,021.10	1.34%	$ 6.73
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.20	1.34%	$ 6.72
Grandeur Peak Global Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,032.80	1.35%	$ 6.82
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.35%	$ 6.77
Institutional Class
Actual	$ 1,000.00	$ 1,034.80	1.10%	$ 5.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52
Grandeur Peak International Opportunities Fund
Investor Class
Actual	$ 1,000.00	$ 1,022.40	1.62%	$ 8.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.81	1.62%	$ 8.12
Institutional Class
Actual	$ 1,000.00	$ 1,027.60	1.38%	$ 6.96
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.00	1.38%	$ 6.92
Grandeur Peak International Stalwarts Fund
Investor Class
Actual	$ 1,000.00	$ 1,033.80	1.35%	$ 6.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.35%	$ 6.77
Institutional Class
Actual	$ 1,000.00	$ 1,035.10	1.10%	$ 5.57
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 182/366 (to reflect the half-year period).

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (91.35%)
Argentina (0.44%)
Globant SA(a)	45,837	$1,626,755

Bangladesh (0.78%)
Islami Bank Bangladesh, Ltd.	5,158,765	1,454,657
Olympic Industries, Ltd.	330,763	1,281,693
Shasha Denims, Ltd.	328,637	155,565

		2,891,915

Brazil (2.32%)
Atento SA(a)	122,125	1,044,169
CETIP SA - Mercados Organizados	123,574	1,514,830
FPC Par Corretora de Seguros SA	407,400	1,362,245
Localiza Rent a Car SA	38,200	372,420
M Dias Branco SA	93,600	2,120,067
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	217,600	2,186,597

		8,600,328

China (11.14%)
51job, Inc., ADR(a)	44,750	1,333,550
Airtac International Group	162,500	1,078,194
BBI Life Sciences Corp.(b)	8,836,000	1,742,846
China Lesso Group Holdings, Ltd.	3,467,000	1,912,976
China Medical System Holdings, Ltd.	4,810,000	6,262,940
Dongpeng Holdings Co., Ltd.	4,444,000	2,406,219
Essex Bio-technology, Ltd.	3,801,000	2,185,468
Le Saunda Holdings, Ltd.	2,341,400	513,141
Man Wah Holdings, Ltd.	7,401,800	8,645,246
Minth Group, Ltd.	1,161,000	3,038,366
O2Micro International, Ltd., ADR(a)	542,425	791,940
On-Bright Electronics, Inc.	370,900	1,960,700
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	1,846,000	1,111,374
Shanghai Haohai Biological Technology Co., Ltd., Class H(a)(b)(c)	318,900	1,845,919
Silergy Corp.	266,422	3,551,963
Sinosoft Technology Group, Ltd.	3,852,000	2,105,542
Technovator International, Ltd.(a)	97,000	49,520

	Shares	Value (Note 2)

China (continued)
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	1,188,500	$704,805

		41,240,709

Colombia (2.81%)
Bolsa de Valores de Colombia	384,090,414	2,413,467
Gran Tierra Energy, Inc.(a)	1,124,500	3,328,520
Parex Resources, Inc.(a)	463,931	4,647,814

		10,389,801

Egypt (0.59%)
Commercial International Bank Egypt SAE	198,000	1,007,398
Integrated Diagnostics Holdings PLC(b)(c)	251,500	1,169,475

		2,176,873

Georgia (1.84%)
BGEO Group PLC	139,497	4,667,619
Georgia Healthcare Group PLC(a)(b)(c)	756,656	2,144,842

		6,812,461

Greece (0.61%)
Sarantis SA	223,934	2,241,073

Hong Kong (3.36%)
International Housewares Retail Co., Ltd.	8,196,000	1,341,892
Samsonite International SA	231,000	745,987
Value Partners Group, Ltd.	8,940,800	8,587,059
Vitasoy International Holdings, Ltd.	940,900	1,763,680

		12,438,618

India (15.40%)
AIA Engineering, Ltd.	81,250	1,213,789
Ajanta Pharma, Ltd.	43,230	987,062
Alkem Laboratories, Ltd.	185,834	3,336,635
Allcargo Logistics, Ltd.	513,000	1,191,818
Bajaj Finance, Ltd.	19,600	2,017,946
City Union Bank, Ltd.	1,189,500	1,683,914
Credit Analysis & Research, Ltd.	93,490	1,424,972
Cyient, Ltd.	411,095	2,847,854
Dewan Housing Finance Corp., Ltd.	1,202,000	3,593,496
Divi’s Laboratories, Ltd.	94,500	1,497,497
Eros International Media, Ltd.(a)	310,000	863,448

See Notes to Financial Statements.
Annual Report | April 30, 2016	21

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

India (continued)
Essel Propack, Ltd.	502,000	$1,382,714
Hinduja Global Solutions, Ltd.	194,500	1,196,235
Indiabulls Housing Finance, Ltd.	294,000	3,072,750
Infinite Computer Solutions India, Ltd.(a)	529,500	1,744,245
Inox Wind, Ltd.(a)	341,500	1,399,362
Jammu & Kashmir Bank, Ltd.	1,858,199	1,924,593
Kolte-Patil Developers, Ltd.	1,265,909	2,368,450
Kovai Medical Center and Hospital	68,583	749,626
KPIT Technologies, Ltd.	999,780	2,410,144
Kwality, Ltd.	640,200	1,177,030
MBL Infrastructures, Ltd.	773,000	1,643,776
MT Educare, Ltd.	731,731	1,867,663
PC Jeweller, Ltd.	84,000	456,662
PI Industries, Ltd.	67,675	655,273
Poly Medicure, Ltd.	91,722	383,662
Somany Ceramics, Ltd.	80,760	496,577
Time Technoplast, Ltd.	4,012,600	2,894,662
UFO Moviez India, Ltd.	113,382	874,082
Vaibhav Global, Ltd.(a)	251,319	1,178,164
Vardhman Textiles, Ltd.	111,719	1,476,281
Vesuvius India, Ltd.	171,200	1,967,910
WNS Holdings, Ltd., ADR(a)	158,450	5,021,280

		56,999,572

Indonesia (7.35%)
Arwana Citramulia Tbk PT	30,895,200	1,405,605
Astra Graphia Tbk PT	8,442,500	1,267,527
Bank Negara Indonesia Persero Tbk PT	14,605,500	5,077,814
Bank Tabungan Pensiunan Nasional Tbk PT(a)	4,985,000	1,013,027
Bekasi Fajar Industrial Estate Tbk PT	56,350,600	1,204,949
Express Transindo Utama Tbk PT(a)	9,051,500	133,837
Hexindo Adiperkasa Tbk PT	1,130,200	151,259
Indonesia Pondasi Raya Tbk PT(a)	12,432,500	1,536,622
Link Net Tbk PT	4,353,500	1,391,417
Lippo Cikarang Tbk PT(a)	2,916,500	1,619,909
Panin Sekuritas Tbk PT	7,155,500	1,817,632
Petra Foods, Ltd.	866,400	1,594,483
Selamat Sempurna Tbk PT	10,365,600	3,709,860
Surya Toto Indonesia Tbk PT	1,979,500	960,631
Tempo Scan Pacific Tbk PT	17,950,700	2,722,278

	Shares	Value (Note 2)

Indonesia (continued)
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	5,042,900	$1,600,283

		27,207,133

Malaysia (3.78%)
7-Eleven Malaysia Holdings Bhd	2,977,300	1,059,375
AEON Credit Service M Bhd	631,100	2,129,246
Berjaya Auto Bhd	2,649,600	1,492,159
Berjaya Food Bhd	2,088,084	1,010,234
CB Industrial Product Holding Bhd	3,838,800	2,211,007
GHL Systems Bhd(a)	717,700	160,754
Kossan Rubber Industries	1,188,000	1,824,651
My EG Services Bhd	5,041,600	2,594,040
Nirvana Asia, Ltd.(b)(c)	5,280,000	1,490,699

		13,972,165

Mexico (2.33%)
Banregio Grupo Financiero SAB de CV	367,200	2,204,739
Credito Real SAB de CV SOFOM ER	2,295,851	5,050,841
Unifin Financiera SAB de CV SOFOM ENR	460,700	1,351,200

		8,606,780

Oman (0.59%)
Al Anwar Ceramic Tiles Co.	1,015,026	711,744
Tethys Oil AB	205,800	1,473,579

		2,185,323

Pakistan (2.03%)
Abbott Laboratories Pakistan, Ltd.	113,300	724,917
Bank Al Habib, Ltd.	1,609,000	644,245
Bata Pakistan, Ltd.	11,160	351,429
DG Khan Cement Co., Ltd.	548,500	914,123
Hum Network, Ltd.	6,360,500	668,248
Kohinoor Textile Mills, Ltd.	1,203,951	852,571
Meezan Bank, Ltd.	2,317,500	927,708
Pak Elektron, Ltd.	1,110,500	666,968
Shell Pakistan, Ltd.	264,400	693,856
Systems, Ltd.	1,981,500	1,049,413

		7,493,478

Philippines (6.27%)
Concepcion Industrial Corp.	3,603,660	3,689,164
Metropolitan Bank & Trust Co.	957,990	1,660,073
Pepsi-Cola Products Philippines, Inc.	36,075,000	2,854,455

See Notes to Financial Statements.
22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Philippines (continued)
Puregold Price Club, Inc.	4,179,100	$3,583,041
Robinsons Land Corp.	3,948,600	2,282,209
Robinsons Retail Holdings, Inc.	1,415,000	2,323,753
Security Bank Corp.	1,880,600	6,818,491

		23,211,186

Poland (0.65%)
PGS Software SA	8,733	28,394
Wawel SA	3,914	1,138,120
Work Service SA	432,107	1,233,961

		2,400,475

Russia (0.72%)
MD Medical Group Investments PLC, GDR(b)	218,300	1,211,565
TCS Group Holding GDR PLC(a)(b)	370,000	1,461,500

		2,673,065

South Africa (6.36%)
ARB Holdings, Ltd.	1,134,108	438,179
Blue Label Telecoms, Ltd.	3,689,823	4,074,675
Cartrack Holdings, Ltd.	2,627,200	1,716,370
Clicks Group, Ltd.	230,700	1,684,964
Comair, Ltd.	6,720,142	1,520,090
EOH Holdings, Ltd.	270,424	2,632,005
Interwaste Holdings, Ltd.(a)	15,918,682	995,250
Invicta Holdings, Ltd.	320,282	1,221,708
Italtile, Ltd.	1,502,579	1,335,250
MiX Telematics, Ltd., Sponsored ADR	218,036	889,587
Mr. Price Group, Ltd.	117,900	1,497,680
OneLogix Group, Ltd.	2,142,622	510,247
Super Group, Ltd.(a)	389,780	1,126,468
Transaction Capital, Ltd.	4,689,040	3,886,877

		23,529,350

South Korea (6.23%)
Access Bio, Inc., KDR(a)	156,000	1,052,870
DGB Financial Group, Inc.	317,000	2,551,246
Hy-Lok Corp.	148,243	3,701,521
Interpark Holdings Corp.	265,500	2,052,883
ISC Co., Ltd.	182,857	4,020,158
Koh Young Technology, Inc.	46,744	1,723,054
Kolao Holdings	181,000	1,628,269
Solueta Co., Ltd.(a)	144,000	1,004,740
TechWing, Inc.	88,500	998,091
Vitzrocell Co., Ltd.	348,795	3,443,869

	Shares	Value (Note 2)

South Korea (continued)
Wins Co., Ltd.	102,412	$892,532

		23,069,233

Sri Lanka (2.28%)
Hatton National Bank PLC	1,002,391	1,418,769
Hemas Holdings PLC	3,804,326	2,377,541
Lanka Hospital Corp. PLC	1,640,200	677,389
Royal Ceramics Lanka PLC	3,593,775	2,897,135
Sampath Bank PLC	657,838	1,047,593

		8,418,427

Switzerland (0.36%)
Wizz Air Holdings PLC(a)(b)(c)	48,600	1,335,024

Taiwan (9.11%)
ASPEED Technology, Inc.	222,929	2,039,006
Chipbond Technology Corp.	578,000	770,595
Cub Elecparts, Inc.	88,002	1,066,840
Dr. Wu Skincare Co., Ltd.	178,000	1,887,452
I Yuan Precision Ind. Co., Ltd.	186,000	735,281
Materials Analysis Technology, Inc.	1,223,000	2,802,211
Novatek Microelectronics Corp.	577,000	2,021,548
Pacific Hospital Supply Co., Ltd.	314,000	926,822
Polytronics Technology Corp.	646,000	1,191,734
Sinmag Equipment Corp.	891,133	2,956,352
Sitronix Technology Corp.	1,275,000	3,731,746
Solidwizard Technology Co., Ltd.	588,000	1,996,279
Sporton International, Inc.	789,534	4,332,853
Test Research, Inc.	1,990,000	2,813,506
Topoint Technology Co., Ltd.	1,391,000	931,560
TSC Auto ID Technology Co., Ltd.	133,400	1,195,318
UDE Corp.	1,524,000	1,417,543
Voltronic Power Technology Corp.	56,425	890,470

		33,707,116

Thailand (1.08%)
Ananda Development PCL	26,165,000	2,726,613
Premier Marketing PCL	4,566,900	1,274,758

		4,001,371

Turkey (0.98%)
EGE Seramik Sanayi ve Ticaret AS	1,167,186	1,889,690

See Notes to Financial Statements.
Annual Report | April 30, 2016	23

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Turkey (continued)
Pinar SUT Mamulleri Sanayii AS	283,846	$1,723,568

		3,613,258

United Arab Emirates (0.25%)
Aramex PJSC	1,018,125	942,477

United States (0.66%)
First Cash Financial Services, Inc.	53,650	2,453,415

Vietnam (1.03%)
DHG Pharmaceutical JSC	45,000	170,607
PetroVietnam Drilling and Well Services JSC	1,092,500	1,196,025
Vietnam Dairy Products JSC	389,589	2,429,687
Vietnam Sun Corp.	4	5

		3,796,324

TOTAL COMMON STOCKS (Cost $349,002,049)		338,033,705

PREFERRED STOCKS (0.56%)
Brazil (0.56%)
Banco ABC Brasil SA	227,416	776,954
Banco Daycoval SA	528,137	1,300,667

		2,077,621

TOTAL PREFERRED STOCKS (Cost $2,752,101)		2,077,621

TOTAL INVESTMENTS (91.91%) (Cost $351,754,150)		$340,111,326

Other Assets In Excess Of Liabilities (8.09%)		29,929,423

NET ASSETS (100.00%)		$370,040,749

(a)	Non-Income Producing Security.
(b)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $13,106,675, representing 3.54% of net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $8,690,764, representing 2.35% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (98.30%)
Australia (3.19%)
AUB Group, Ltd.	23,200	$153,469
Beacon Lighting Group, Ltd.	79,100	109,461
CTI Logistics, Ltd.	158,141	96,194
Greencross, Ltd.	42,500	229,759
LifeHealthcare Group, Ltd.	69,700	72,075
Lycopodium, Ltd.	121,926	140,914
Medical Developments International, Ltd.	18,000	85,539
Reject Shop, Ltd.	9,935	93,822

		981,233

Bangladesh (0.11%)
Shasha Denims, Ltd.	69,200	32,757

Brazil (0.87%)
FPC Par Corretora de Seguros SA	61,700	206,310
QGEP Participacoes SA	50,600	60,027

		266,337

Britain (7.02%)
AB Dynamics PLC	41,900	286,520
Alliance Pharma PLC	253,300	166,549
Arrow Global Group PLC	44,700	167,856
Bioventix PLC	7,799	117,659
City of London Investment Group PLC	18,400	82,537
Clinigen Group PLC	18,900	148,020
dotdigital group PLC	215,000	146,079
IDOX PLC	92,000	75,783
Morses Club PLC(a)	64,438	101,686
On the Beach Group PLC(a)(b)(c)	33,000	132,660
Oxford Immunotec Global PLC(a)	40,250	421,015
S&U PLC	3,000	93,367
Sanne Group PLC	17,913	115,491
Tracsis PLC	14,300	103,950

		2,159,172

Canada (3.33%)
Biosyent, Inc.(a)	39,293	217,338
Cipher Pharmaceuticals, Inc.(a)	94,600	559,442
Delphi Energy Corp.(a)	79,300	74,579
DIRTT Environmental Solutions(a)	24,800	107,130
Sandvine Corp.	29,900	64,580

		1,023,069

	Shares	Value (Note 2)

China (2.94%)
BBI Life Sciences Corp.(c)	716,000	$141,227
Dongpeng Holdings Co., Ltd.	227,000	122,910
Essex Bio-technology, Ltd.	220,000	126,494
Le Saunda Holdings, Ltd.	313,000	68,597
O2Micro International, Ltd., ADR(a)	96,300	140,598
On-Bright Electronics, Inc.	40,000	211,453
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	158,000	93,697

		904,976

Colombia (1.13%)
Bolsa de Valores de Colombia	20,370,422	127,999
Gran Tierra Energy, Inc.(a)	74,450	220,372

		348,371

France (5.63%)
1000mercis	1,800	78,713
ARGAN SA, REIT	3,599	91,693
Esker SA	6,700	218,264
Infotel SA	9,000	305,763
Medicrea International(a)	16,100	109,506
MGI Digital Graphic Technology(a)	4,300	150,173
Neurones	7,600	158,209
SoluCom	4,500	334,721
Tessi SA	850	141,127
Thermador Groupe	1,550	141,738

		1,729,907

Georgia (0.80%)
Georgia Healthcare Group PLC(a)(b)(c)	49,000	138,897
TBC Bank JSC, GDR(c)	10,300	108,150

		247,047

Germany (1.80%)
First Sensor AG(a)	8,100	98,314
Nexus AG	4,500	78,837
publity AG	3,600	152,109
Softing AG	14,035	224,187

		553,447

Greece (0.57%)
Sarantis SA	17,478	174,915

Greenland (0.46%)
GronlandsBANKEN A/S	1,552	142,791

See Notes to Financial Statements.
Annual Report | April 30, 2016	25

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Hong Kong (1.11%)
International Housewares Retail Co., Ltd.	1,026,000	$167,982
TK Group Holdings, Ltd.	634,000	172,458

		340,440

India (8.08%)
City Union Bank, Ltd.	117,500	166,339
Credit Analysis & Research, Ltd.	3,000	45,726
Cyient, Ltd.	10,140	70,245
Dewan Housing Finance Corp., Ltd.	59,500	177,881
Eros International Media, Ltd.(a)	48,000	133,695
Igarashi Motors India, Ltd.	18,000	165,997
Jammu & Kashmir Bank, Ltd.	127,200	131,745
Kolte-Patil Developers, Ltd.	96,578	180,692
Kovai Medical Center and Hospital	21,967	240,104
KPIT Technologies, Ltd.	66,000	159,104
Kwality, Ltd.	29,000	53,318
MBL Infrastructures, Ltd.	54,500	115,894
MT Educare, Ltd.	40,000	102,096
Persistent Systems, Ltd.	10,500	117,545
Poly Medicure, Ltd.	3,155	13,197
Somany Ceramics, Ltd.	13,033	80,137
Tata Investment Corp., Ltd.	18,400	138,520
Time Technoplast, Ltd.	328,000	236,617
UFO Moviez India, Ltd.	7,375	56,855
Vesuvius India, Ltd.	8,570	98,510

		2,484,217

Indonesia (3.24%)
Arwana Citramulia Tbk PT	1,672,600	76,096
Astra Graphia Tbk PT	1,179,700	177,116
Bekasi Fajar Industrial Estate Tbk PT	2,910,700	62,240
BFI Finance Indonesia Tbk PT	746,000	144,386
Hexindo Adiperkasa Tbk PT	634,500	84,918
Lippo Cikarang Tbk PT(a)	102,300	56,820
Panin Sekuritas Tbk PT	272,700	69,271
Selamat Sempurna Tbk PT	473,600	169,502
Surya Toto Indonesia Tbk PT	318,000	154,322

		994,671

Ireland (1.01%)
Irish Residential Properties PLC, REIT	241,800	310,098

	Shares	Value (Note 2)

Israel (0.66%)
Camtek, Ltd.(a)	10,711	$23,671
Hamlet Israel-Canada, Ltd.(a)	4,500	34,697
Silicom, Ltd.	5,250	144,953

		203,321

Italy (0.42%)
Banca Sistema SpA(a)(b)(c)	39,800	128,516

Japan (14.87%)
AIT Corp.	18,900	159,691
Amiyaki Tei Co., Ltd.	5,500	222,274
Anest Iwata Corp.	31,100	338,183
AP Company Co., Ltd.(a)	9,500	101,429
ARCLAND SERVICE Co., Ltd.	4,000	115,413
Central Automotive Products, Ltd.	13,000	109,351
CMIC Holdings Co., Ltd.	13,300	201,625
eGuarantee, Inc.	8,500	190,611
Encourage Technologies Co., Ltd.	4,000	83,534
Future Architect, Inc.	47,700	335,335
GCA Savvian Corp.	32,100	311,044
Hard Off Corp. Co., Ltd.	44,400	631,782
JCU Corp.	3,300	107,312
M&A Capital Partners Co., Ltd.(a)	21,200	364,226
Monogatari Corp.	1,300	63,289
Naigai Trans Line, Ltd.	11,700	106,224
Prestige International, Inc.	25,200	296,053
Quick Co., Ltd.	15,500	125,719
Syuppin Co., Ltd.	44,600	543,248
Trancom Co., Ltd.	2,700	164,944

		4,571,287

Malaysia (0.62%)
AEON Credit Service M Bhd	27,800	93,793
Berjaya Food Bhd	201,300	97,391

		191,184

Mexico (0.51%)
Credito Real SAB de CV SOFOM ER	70,700	155,539

New Zealand (0.82%)
CBL Corp., Ltd.	62,000	103,900
Trilogy International, Ltd.	65,412	148,897

		252,797

Norway (2.01%)
Medistim ASA	25,862	170,232
Multiconsult ASA(b)(c)	19,400	226,482

See Notes to Financial Statements.
26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Norway (continued)
Skandiabanken ASA(a)(b)(c)	37,900	$221,229

		617,943

Oman (0.39%)
Tethys Oil AB	16,900	121,008

Philippines (0.74%)
Concepcion Industrial Corp.	97,900	100,223
Pepsi-Cola Products Philippines, Inc.	1,624,000	128,500

		228,723

Poland (0.42%)
PGS Software SA	39,450	128,263

Singapore (1.06%)
CSE Global, Ltd.	171,600	54,867
Riverstone Holdings, Ltd.	372,800	270,276

		325,143

South Africa (1.73%)
ARB Holdings, Ltd.	283,543	109,551
Cartrack Holdings, Ltd.	178,400	116,550
Interwaste Holdings, Ltd.(a)	800,000	50,017
MiX Telematics, Ltd., Sponsored ADR	23,575	96,186
Transaction Capital, Ltd.	191,900	159,071

		531,375

South Korea (2.73%)
Hy-Lok Corp.	10,550	263,426
ISC Co., Ltd.	14,155	311,201
Koh Young Technology, Inc.	3,250	119,800
Vitzrocell Co., Ltd.	8,470	83,630
Wins Co., Ltd.	7,100	61,877

		839,934

Sri Lanka (1.12%)
Royal Ceramics Lanka PLC	267,000	215,243
Sampath Bank PLC	80,421	128,069

		343,312

Sweden (3.93%)
Bufab Holding AB	27,400	214,104
HIQ International AB	25,200	157,687
Moberg Pharma AB(a)	45,400	274,759
Odd Molly International AB	34,826	159,159
Opus Group AB	205,900	111,277

	Shares	Value (Note 2)

Sweden (continued)
Vitec Software Group AB, Class B	35,500	$290,659

		1,207,645

Taiwan (5.25%)
ASPEED Technology, Inc.	16,000	146,343
Dr. Wu Skincare Co., Ltd.	29,400	311,748
I Yuan Precision Ind. Co., Ltd.	29,000	114,640
Materials Analysis Technology, Inc.	57,000	130,602
Pacific Hospital Supply Co., Ltd.	32,000	94,453
Sinmag Equipment Corp.	25,000	82,938
Sitronix Technology Corp.	73,000	213,661
Sporton International, Inc.	24,000	131,708
TSC Auto ID Technology Co., Ltd.	13,000	116,485
Tung Thih Electronic Co., Ltd.	12,000	214,678
UDE Corp.	60,000	55,809

		1,613,065

Thailand (1.56%)
Ananda Development PCL	3,897,000	406,100
Premier Marketing PCL	263,000	73,411

		479,511

Turkey (1.34%)
EGE Seramik Sanayi ve Ticaret AS	157,900	255,642
Pinar SUT Mamulleri Sanayii AS	25,500	154,841

		410,483

United States (15.97%)
Alliance Fiber Optic Products, Inc.(a)	7,300	135,196
Aratana Therapeutics, Inc.(a)	33,800	203,138
Atlas Financial Holdings, Inc.(a)	7,600	133,532
Bank of Marin Bancorp	2,575	126,226
BioDelivery Sciences International, Inc.(a)	32,550	110,019
Chase Corp.	1,125	63,326
Diamond Hill Investment Group, Inc.	900	157,734
Duluth Holdings, Inc., Class B(a)	3,225	76,723
Entellus Medical, Inc.(a)	6,900	100,326
ePlus, Inc.(a)	1,082	86,982
Escalade, Inc.	17,000	202,810

See Notes to Financial Statements.
Annual Report | April 30, 2016	27

Grandeur Peak Global Micro Cap Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

United States (continued)
Evolution Petroleum Corp.	27,850	$154,289
FormFactor, Inc.(a)	15,875	122,237
Health Insurance Innovations, Inc., Class A(a)	15,261	95,076
Hennessy Advisors, Inc.	3,109	95,602
Hibbett Sports, Inc.(a)	4,920	177,612
Hingham Institution for Savings	1,365	174,706
Inphi Corp.(a)	5,800	172,086
K2M Group Holdings, Inc.(a)	7,375	119,918
LGI Homes, Inc.(a)	4,725	132,347
Malibu Boats, Inc., Class A(a)	15,561	273,874
Mastech Holdings, Inc.(a)	12,950	90,262
MCBC Holdings, Inc.(a)	12,925	173,454
Misonix, Inc.(a)	17,475	104,326
OTC Markets Group, Inc., Class A	9,400	158,672
Reis, Inc.	4,375	110,119
Resources Connection, Inc.	7,385	109,076
Sportsman’s Warehouse Holdings, Inc.(a)	21,385	243,361
STAAR Surgical Co.(a)	15,175	116,999
Transcat, Inc.(a)	15,166	161,215
Trecora Resources(a)	16,100	184,345
TriMas Corp.(a)	5,900	106,790
Vascular Solutions, Inc.(a)	5,513	192,679
Veracyte, Inc.(a)	41,750	242,150

		4,907,207

Vietnam (0.86%)
Binh Minh Plastics JSC	20,000	126,526
Traphaco JSC	27,000	138,101

		264,627

TOTAL COMMON STOCKS (Cost $28,823,022)		30,214,331

TOTAL INVESTMENTS (98.30%) (Cost $28,823,022)		$30,214,331

Other Assets In Excess Of Liabilities (1.70%)		521,123

NET ASSETS (100.00%)		$30,735,454

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $941,481, representing 3.06% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $1,190,857, representing 3.87% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (97.66%)
Argentina (0.27%)
Globant SA(a)	48,525	$1,722,152

Australia (1.15%)
CTI Logistics, Ltd.	1,502,587	913,993
Magellan Financial Group, Ltd.	250,164	4,089,562
Reject Shop, Ltd.	229,178	2,164,253

		7,167,808

Austria (1.25%)
Palfinger AG	255,283	7,848,575

Belgium (1.33%)
Melexis NV	151,235	8,350,339

Brazil (0.95%)
CETIP SA - Mercados Organizados	207,071	2,538,377
FPC Par Corretora de Seguros SA	440,200	1,471,920
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	190,100	1,910,258

		5,920,555

Britain (5.73%)
Abcam PLC	213,853	1,846,707
Alliance Pharma PLC	2,168,600	1,425,893
Clinigen Group PLC	1,477,376	11,570,467
Diploma PLC	169,900	1,815,945
EMIS Group PLC	378,117	5,270,717
On the Beach Group PLC(a)(b)(c)	359,200	1,443,981
Oxford Immunotec Global PLC(a)	202,280	2,115,849
RPS Group PLC	1,687,239	4,301,967
Sanne Group PLC	506,450	3,265,250
Ultra Electronics Holdings PLC	107,250	2,767,471

		35,824,247

Canada (2.54%)
Biosyent, Inc.(a)	197,900	1,094,625
Cipher Pharmaceuticals, Inc.(a)	710,800	4,203,504
DIRTT Environmental Solutions(a)	146,600	633,276
Home Capital Group, Inc.	121,228	3,631,912
Richelieu Hardware, Ltd.	220,665	3,913,124

	Shares	Value (Note 2)

Canada (continued)
Stantec, Inc.	93,228	$2,389,585

		15,866,026

Chile (0.22%)
Banco de Chile	12,411,000	1,360,622

China (5.87%)
BBI Life Sciences Corp.(c)	10,839,500	2,138,024
China Medical System Holdings, Ltd.	3,045,000	3,964,793
Dongpeng Holdings Co., Ltd.	5,758,000	3,117,689
Le Saunda Holdings, Ltd.	2,684,920	588,426
Man Wah Holdings, Ltd.	13,380,800	15,628,672
O2Micro International, Ltd., ADR(a)	905,240	1,321,650
On-Bright Electronics, Inc.	622,900	3,292,855
Silergy Corp.	394,852	5,264,204
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	2,313,000	1,371,656

		36,687,969

Colombia (1.26%)
Gran Tierra Energy, Inc.(a)	1,200,400	3,553,184
Parex Resources, Inc.(a)	429,100	4,298,866

		7,852,050

Egypt (0.10%)
Integrated Diagnostics
Holdings PLC(b)(c)	131,600	611,940

France (2.02%)
Alten SA	17,853	1,103,899
Esker SA	30,047	978,832
Infotel SA	34,520	1,172,770
Medicrea International(a)	167,370	1,138,384
MGI Digital Graphic Technology(a)	43,650	1,524,434
Neurones	45,508	947,341
SoluCom	40,021	2,976,861
Tessi SA	8,566	1,422,233
Thermador Groupe	14,678	1,342,211

		12,606,965

Georgia (0.84%)
BGEO Group PLC	156,500	5,236,546

Germany (2.85%)
Aroundtown Property Holdings PLC(a)	387,100	1,941,431
Nexus AG	122,992	2,154,730
Norma Group SE	69,968	3,598,049

See Notes to Financial Statements.
Annual Report | April 30, 2016	29

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Germany (continued)
PATRIZIA Immobilien AG(a)	154,722	$3,584,038
publity AG	36,900	1,559,112
Softing AG	102,054	1,630,155
Wirecard AG	77,685	3,354,871

		17,822,386

Hong Kong (1.90%)
International Housewares
Retail Co., Ltd.	10,697,000	1,751,368
Samsonite International SA	578,000	1,866,583
Tsui Wah Holdings, Ltd.	2,811,400	554,531
Value Partners Group, Ltd.	5,785,000	5,556,118
Vitasoy International
Holdings, Ltd.	1,135,483	2,128,418

		11,857,018

India (8.17%)
AIA Engineering, Ltd.	38,400	573,655
Ajanta Pharma, Ltd.	95,167	2,172,930
Alkem Laboratories, Ltd.	230,131	4,131,984
Bajaj Finance, Ltd.	33,775	3,477,353
City Union Bank, Ltd.	1,356,267	1,919,998
Credit Analysis & Research, Ltd.	85,120	1,297,397
Cyient, Ltd.	359,116	2,487,770
Dewan Housing Finance Corp., Ltd.	660,000	1,973,134
Eros International Media, Ltd.(a)	336,000	935,866
Hinduja Global Solutions, Ltd.	288,100	1,771,904
Indiabulls Housing Finance, Ltd.	334,000	3,490,811
Jammu & Kashmir Bank, Ltd.	1,261,500	1,306,574
Kolte-Patil Developers, Ltd.	710,097	1,328,555
KPIT Technologies, Ltd.	1,080,850	2,605,577
MBL Infrastructures, Ltd.	470,500	1,000,513
MT Educare, Ltd.	587,689	1,500,011
PC Jeweller, Ltd.	135,833	738,450
Persistent Systems, Ltd.	127,700	1,429,574
Poly Medicure, Ltd.	37,068	155,051
Supreme Industries, Ltd.	164,644	1,986,749
Tata Investment Corp., Ltd.	191,137	1,438,931
Time Technoplast, Ltd.	1,804,205	1,301,541
UFO Moviez India, Ltd.	134,815	1,039,313
Vaibhav Global, Ltd.(a)	158,363	742,394
Vesuvius India, Ltd.	53,365	613,420
WNS Holdings, Ltd., ADR(a)	172,075	5,453,057
Yes Bank, Ltd.	295,500	4,200,840

		51,073,352

	Shares	Value (Note 2)

Indonesia (3.27%)
Arwana Citramulia Tbk PT	41,549,800	$1,890,346
Astra Graphia Tbk PT	8,201,900	1,231,404
Bank Negara Indonesia Persero Tbk PT	7,019,500	2,440,431
Bank Rakyat Indonesia Persero Tbk PT	2,251,000	1,766,595
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,139,100	434,697
Panin Sekuritas Tbk PT	4,960,800	1,260,137
Petra Foods, Ltd.	1,572,400	2,893,773
Selamat Sempurna Tbk PT	14,442,000	5,168,808
Tempo Scan Pacific Tbk PT	15,553,000	2,358,659
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	3,254,500	1,032,763

		20,477,613

Ireland (0.29%)
Irish Residential Properties PLC, REIT	1,396,146	1,790,496

Israel (0.09%)
Hamlet Israel-Canada, Ltd.(a)	75,283	580,472

Italy (0.73%)
Brembo SpA	84,960	4,563,568

Japan (8.77%)
AIT Corp.	327,500	2,767,129
Amiyaki Tei Co., Ltd.	63,400	2,562,218
Anest Iwata Corp.	330,100	3,589,527
AP Company Co., Ltd.(a)	83,400	890,436
ARCLAND SERVICE Co., Ltd.	61,600	1,777,368
Century Tokyo Leasing Corp.	36,600	1,298,543
CMIC Holdings Co., Ltd.	148,120	2,245,466
CyberAgent, Inc.	55,500	2,712,406
Future Architect, Inc.	437,200	3,073,549
GCA Savvian Corp.	365,800	3,544,547
Hard Off Corp. Co., Ltd.	198,700	2,827,367
JCU Corp.	53,200	1,730,000
M&A Capital Partners Co., Ltd.(a)	112,300	1,929,365
MISUMI Group, Inc.	246,500	3,600,197
Monogatari Corp.	50,300	2,448,816
Naigai Trans Line, Ltd.	55,300	502,066
Prestige International, Inc.	305,600	3,590,226
SK Kaken Co., Ltd.	25,000	2,120,536
Suruga Bank, Ltd.	73,500	1,492,105
Syuppin Co., Ltd.	189,500	2,308,195
Trancom Co., Ltd.	128,170	7,829,934

		54,839,996

See Notes to Financial Statements.
30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Luxembourg (1.00%)
Grand City Properties SA	116,300	$2,568,837
L’Occitane International SA	1,897,753	3,660,017

		6,228,854

Malaysia (0.94%)
AEON Credit Service M Bhd	542,680	1,830,928
Berjaya Auto Bhd	2,708,400	1,525,273
Berjaya Food Bhd	640,500	309,880
My EG Services Bhd	4,284,400	2,204,440

		5,870,521

Mexico (0.88%)
Banregio Grupo Financiero SAB de CV	383,034	2,299,809
Credito Real SAB de CV SOFOM ER	1,451,843	3,194,035

		5,493,844

Netherlands (0.59%)
Aalberts Industries NV	83,222	2,851,178
Arcadis NV	49,721	851,434

		3,702,612

New Zealand (0.10%)
CBL Corp., Ltd.	371,943	623,302

Norway (1.08%)
Medistim ASA	152,700	1,005,123
Multiconsult ASA(b)(c)	113,000	1,319,200
Skandiabanken ASA(a)(b)(c)	761,300	4,443,836

		6,768,159

Philippines (1.27%)
Pepsi-Cola Products Philippines, Inc.	29,394,900	2,325,888
Security Bank Corp.	1,553,640	5,633,032

		7,958,920

Poland (0.18%)
Wawel SA	3,856	1,121,255

Singapore (0.66%)
CSE Global, Ltd.	4,531,250	1,448,814
Riverstone Holdings, Ltd.	3,729,200	2,703,625

		4,152,439

South Africa (1.50%)
Cartrack Holdings, Ltd.	4,257,400	2,781,393
Clicks Group, Ltd.	246,349	1,799,259
EOH Holdings, Ltd.	167,000	1,625,391
Italtile, Ltd.	1,177,166	1,046,076

	Shares	Value (Note 2)

South Africa (continued)
MiX Telematics, Ltd., Sponsored ADR	127,000	$518,160
Super Group, Ltd.(a)	567,307	1,639,522

		9,409,801

South Korea (1.84%)
Hy-Lok Corp.	242,907	6,065,213
ISC Co., Ltd.	158,603	3,486,927
Koh Young Technology, Inc.	53,781	1,982,449

		11,534,589

Sweden (2.81%)
AddLife AB(a)	56,913	719,346
AddTech AB, Class B	182,127	2,290,634
Beijer Alma AB	95,000	2,241,780
Bufab Holding AB	375,410	2,933,457
HIQ International AB	107,868	674,977
Indutrade AB	54,100	3,033,607
Moberg Pharma AB(a)	280,180	1,695,639
Nibe Industrier AB, Class B	88,000	3,057,363
Opus Group AB	1,671,640	903,426

		17,550,229

Switzerland (1.59%)
Leonteq AG	13,900	967,190
Luxoft Holding, Inc.(a)	29,425	1,701,059
VZ Holding AG	19,575	6,091,043
Wizz Air Holdings PLC(a)(b)(c)	43,700	1,200,423

		9,959,715

Taiwan (2.42%)
ASPEED Technology, Inc.	221,237	2,023,530
Cub Elecparts, Inc.	118,948	1,441,995
Dr. Wu Skincare Co., Ltd.	7,000	74,226
Novatek Microelectronics Corp.	441,000	1,545,066
Polytronics Technology Corp.	200,700	370,249
Sinmag Equipment Corp.	240,842	798,998
Sporton International, Inc.	718,803	3,944,691
Test Research, Inc.	663,708	938,365
TSC Auto ID Technology Co., Ltd.	115,200	1,032,239
UDE Corp.	1,574,000	1,464,050
Voltronic Power Technology Corp.	93,210	1,470,992

		15,104,401

Thailand (0.67%)
Ananda Development PCL	21,576,000	2,248,401

See Notes to Financial Statements.
Annual Report | April 30, 2016	31

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Thailand (continued)
Premier Marketing PCL	6,965,300	$1,944,222

		4,192,623

Turkey (0.25%)
EGE Seramik Sanayi ve Ticaret AS	952,000	1,541,301

United Arab Emirates (0.17%)
Aramex PJSC	1,162,100	1,075,755

United States (29.77%)
Alamo Group, Inc.	27,000	1,523,880
Amsurg Corp.(a)	47,880	3,877,322
Aratana Therapeutics, Inc.(a)	292,075	1,755,371
BioDelivery Sciences International, Inc.(a)	488,325	1,650,538
Diamond Hill Investment Group, Inc.	34,950	6,125,337
Dril-Quip, Inc.(a)	26,125	1,693,422
Duluth Holdings, Inc., Class B(a)	65,900	1,567,761
EPAM Systems, Inc.(a)	55,650	4,058,554
Escalade, Inc.	125,635	1,498,826
ExlService Holdings, Inc.(a)	56,050	2,712,259
Fastenal Co.	43,225	2,022,498
First Cash Financial Services, Inc.	69,650	3,185,094
First Republic Bank	214,300	15,069,576
FormFactor, Inc.(a)	106,725	821,782
Genpact, Ltd.(a)	89,025	2,482,907
Gentex Corp.	195,725	3,139,429
Health Insurance Innovations, Inc., Class A(a)	119,500	744,485
Hibbett Sports, Inc.(a)	65,500	2,364,550
Home BancShares, Inc.	86,900	3,735,831
Inphi Corp.(a)	240,675	7,140,827
K2M Group Holdings, Inc.(a)	144,250	2,345,505
Knight Transportation, Inc.	370,970	9,856,673
LGI Homes, Inc.(a)	100,426	2,812,932
Linear Technology Corp.	47,525	2,113,912
Littelfuse, Inc.	13,950	1,624,896
Malibu Boats, Inc., Class A(a)	179,150	3,153,040
MarketAxess Holdings, Inc.	39,900	4,898,124
MEDNAX, Inc.(a)	64,375	4,589,294
Microchip Technology, Inc.	88,795	4,314,549
MSC Industrial Direct Co., Inc., Class A	41,875	3,245,313
NorthStar Asset Management Group, Inc.	137,975	1,716,409

	Shares	Value (Note 2)

United States (continued)
NorthStar Realty Finance Corp., REIT	185,225	$2,369,028
Paycom Software, Inc.(a)	61,800	2,361,378
Power Integrations, Inc.	274,100	13,225,325
PRA Group, Inc.(a)	283,500	9,406,530
Resources Connection, Inc.	256,265	3,785,034
Roadrunner Transportation Systems, Inc.(a)	546,775	6,462,881
Signature Bank(a)	26,600	3,666,278
Silicon Laboratories, Inc.(a)	87,715	4,105,062
Spirit Airlines, Inc.(a)	55,075	2,419,445
Sportsman’s Warehouse Holdings, Inc.(a)	380,775	4,333,220
Sprouts Farmers Market, Inc.(a)	114,525	3,214,717
STAAR Surgical Co.(a)	379,825	2,928,451
SVB Financial Group(a)	16,600	1,731,048
Synaptics, Inc.(a)	14,650	1,048,208
Syntel, Inc.(a)	82,000	3,487,460
Trecora Resources(a)	112,600	1,289,270
TriMas Corp.(a)	156,500	2,832,650
Universal Truckload Services, Inc.	274,207	3,910,192
Vascular Solutions, Inc.(a)	56,618	1,978,799
Veracyte, Inc.(a)	241,448	1,400,398
Virtusa Corp.(a)	65,125	2,314,543

		186,110,813

Vietnam (0.34%)
DHG Pharmaceutical JSC	72,440	274,640
Vietnam Dairy Products JSC	299,000	1,864,726

		2,139,366

TOTAL COMMON STOCKS (Cost $534,553,272)		610,599,194

PREFERRED STOCKS (0.25%)
Brazil (0.25%)
Banco Daycoval SA	627,000	1,544,142

TOTAL PREFERRED STOCKS (Cost $2,697,170)		1,544,142

TOTAL INVESTMENTS (97.91%) (Cost $537,250,442)		$612,143,336

Other Assets In Excess Of Liabilities (2.09%)		13,042,795

NET ASSETS (100.00%)		$625,186,131

See Notes to Financial Statements.
32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
April 30, 2016

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $10,391,036, representing 1.66% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $12,529,060, representing 2.00% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2016	33

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (97.53%)
Argentina (0.32%)
Globant SA(a)	25,913	$919,652

Australia (1.23%)
Beacon Lighting Group, Ltd.	477,900	661,336
CTI Logistics, Ltd.	323,146	196,563
Greencross, Ltd.	86,300	466,545
LifeHealthcare Group, Ltd.	213,200	220,465
Magellan Financial Group, Ltd.	56,664	926,316
Reject Shop, Ltd.	114,088	1,077,395

		3,548,620

Austria (0.42%)
Palfinger AG	39,148	1,203,590

Belgium (0.27%)
Melexis NV	14,085	777,694

Brazil (0.94%)
CETIP SA - Mercados Organizados	50,190	615,253
FPC Par Corretora de Seguros SA	224,200	749,669
M Dias Branco SA	32,900	745,195
QGEP Participacoes SA	243,000	288,272
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	30,100	302,466

		2,700,855

Britain (5.98%)
AB Dynamics PLC	191,800	1,311,564
Abcam PLC	129,089	1,114,735
Alliance Pharma PLC	960,700	631,677
Arrow Global Group PLC	229,100	860,307
Bioventix PLC	15,800	238,365
Clinigen Group PLC	475,730	3,725,807
Close Brothers Group PLC	14,817	262,397
Diploma PLC	68,800	735,356
dotdigital group PLC	1,716,856	1,166,492
EMIS Group PLC	49,596	691,338
Exova Group PLC	128,000	299,244
Gamma Communications PLC	47,925	315,641
IDOX PLC	550,000	453,048
Morses Club PLC(a)	173,400	273,633
On the Beach Group PLC(a)(b)(c)	199,100	800,380
Oxford Immunotec Global PLC(a)	85,050	889,623

	Shares	Value (Note 2)

Britain (continued)
RPS Group PLC	166,299	$424,014
S&U PLC	8,700	270,766
SafeCharge International Group, Ltd.	125,700	441,718
Sanne Group PLC	159,600	1,028,994
Topps Tiles PLC	319,695	635,287
Ultra Electronics Holdings PLC	14,850	383,188
WANdisco PLC(a)	100,245	314,917

		17,268,491

Canada (2.65%)
Biosyent, Inc.(a)	81,400	450,240
Cipher Pharmaceuticals, Inc.(a)	265,800	1,571,878
Delphi Energy Corp.(a)	411,600	387,095
DIRTT Environmental Solutions(a)	342,900	1,481,245
Home Capital Group, Inc.	30,746	921,130
Ritchie Bros. Auctioneers, Inc.	31,175	894,411
Stantec, Inc.	33,820	866,862
TransForce, Inc.	57,096	1,077,575

		7,650,436

Chile (0.11%)
Banco de Chile	3,011,441	330,145

China (5.98%)
BBI Life Sciences Corp.(c)	5,592,500	1,103,086
China Lesso Group Holdings, Ltd.	1,247,000	688,053
China Medical System Holdings, Ltd.	1,829,000	2,381,480
Dongpeng Holdings Co., Ltd.	2,408,000	1,303,820
Essex Bio-technology, Ltd.	1,109,000	637,644
Man Wah Holdings, Ltd.	5,033,600	5,879,206
O2Micro International, Ltd., ADR(a)	317,894	464,125
On-Bright Electronics, Inc.	151,000	798,236
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	424,000	255,267
Shanghai Haohai Biological Technology Co., Ltd., Class H(a)(b)(c)	78,700	455,547
Sihuan Pharmaceutical Holdings Group, Ltd.	2,559,000	590,521
Silergy Corp.	108,925	1,452,198
Sinosoft Technology Group, Ltd.	1,225,000	669,597

See Notes to Financial Statements.
34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

China (continued)
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	988,000	$585,904

		17,264,684

Colombia (1.16%)
Gran Tierra Energy, Inc.(a)	594,395	1,759,409
Parex Resources, Inc.(a)	158,261	1,585,511

		3,344,920

Denmark (0.29%)
Ringkjoebing Landbobank A/S	4,007	842,125

Egypt (0.19%)
Integrated Diagnostics Holdings PLC(b)(c)	120,000	558,000

Finland (0.19%)
Aktia Bank OYJ	27,700	278,166
Ferratum OYJ(c)	10,500	279,535

		557,701

France (1.95%)
Alten SA	11,300	698,710
Ausy(a)	8,238	435,801
Esker SA	26,009	847,287
Infotel SA	21,960	746,061
Medicrea International(a)	86,569	588,808
MGI Digital Graphic Technology(a)	17,352	606,002
Neurones	19,682	409,720
Prodware	35,504	264,657
SoluCom	11,533	857,853
Thermador Groupe	1,943	177,675

		5,632,574

Georgia (0.84%)
BGEO Group PLC	40,400	1,351,799
Georgia Healthcare Group PLC(a)(b)(c)	379,700	1,076,310

		2,428,109

Germany (2.63%)
Aroundtown Property Holdings PLC(a)	155,400	779,381
CANCOM SE	13,000	663,230
Elmos Semiconductor AG	36,653	458,727
First Sensor AG(a)	44,719	542,778
Nexus AG	35,769	626,647
Norma Group SE	36,860	1,895,496
PATRIZIA Immobilien AG(a)	41,938	971,467

	Shares	Value (Note 2)

Germany (continued)
publity AG	7,000	$295,767
Wirecard AG	31,796	1,373,129

		7,606,622

Greece (0.40%)
Sarantis SA	114,898	1,149,869

Hong Kong (2.65%)
International Housewares Retail Co., Ltd.	7,762,000	1,270,835
Samsonite International SA	552,400	1,783,911
Tsui Wah Holdings, Ltd.	2,957,000	583,250
Value Partners Group, Ltd.	2,527,000	2,427,020
Vitasoy International Holdings, Ltd.	847,000	1,587,668

		7,652,684

India (7.86%)
AIA Engineering, Ltd.	46,500	694,661
Ajanta Pharma, Ltd.	12,918	294,954
Alkem Laboratories, Ltd.	43,482	780,716
Bajaj Finance, Ltd.	10,400	1,070,747
Bajaj Finserv, Ltd.	10,000	282,730
City Union Bank, Ltd.	669,400	947,636
Cyient, Ltd.	168,200	1,165,203
Dewan Housing Finance Corp., Ltd.	289,800	866,385
Divi’s Laboratories, Ltd.	18,000	285,237
Eros International Media, Ltd.(a)	470,328	1,310,012
Essel Propack, Ltd.	215,042	592,314
Glenmark Pharmaceuticals, Ltd.	42,400	530,208
Hinduja Global Solutions, Ltd.	95,289	586,057
Igarashi Motors India, Ltd.	62,087	572,571
Indiabulls Housing Finance, Ltd.	73,278	765,867
Inox Wind, Ltd.(a)	194,698	797,813
Jammu & Kashmir Bank, Ltd.	674,500	698,600
Kolte-Patil Developers, Ltd.	134,373	251,405
Kovai Medical Center and Hospital	14,267	155,941
Kwality, Ltd.	125,314	230,394
MBL Infrastructures, Ltd.	329,406	700,478
MT Educare, Ltd.	529,217	1,350,768
Persistent Systems, Ltd.	25,132	281,347
PI Industries, Ltd.	45,500	440,561
Poly Medicure, Ltd.	81,374	340,377
Sintex Industries, Ltd.	355,000	444,218
Time Technoplast, Ltd.	896,073	646,421

See Notes to Financial Statements.
Annual Report | April 30, 2016	35

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

India (continued)
UFO Moviez India, Ltd.	70,483	$543,366
Vaibhav Global, Ltd.(a)	102,142	478,834
Vesuvius India, Ltd.	24,830	285,416
WNS Holdings, Ltd., ADR(a)	80,200	2,541,538
Yes Bank, Ltd.	123,000	1,748,573

		22,681,348

Indonesia (3.54%)
Astra Graphia Tbk PT	1,942,500	291,640
Bank Negara Indonesia Persero Tbk PT	2,895,500	1,006,663
Bank Rakyat Indonesia Persero Tbk PT	1,604,500	1,259,219
Hexindo Adiperkasa Tbk PT	1,115,500	149,291
Indonesia Pondasi Raya Tbk PT(a)	4,349,000	537,524
Panin Sekuritas Tbk PT	2,425,000	615,996
Petra Foods, Ltd.	1,017,500	1,872,560
Selamat Sempurna Tbk PT	7,197,200	2,575,886
Surya Toto Indonesia Tbk PT	1,225,000	594,480
Tempo Scan Pacific Tbk PT	5,739,800	870,458
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	1,368,700	434,335

		10,208,052

Ireland (0.41%)
Irish Residential Properties PLC, REIT	918,677	1,178,163

Israel (1.60%)
Caesarstone Sdot-Yam, Ltd.(a)	7,115	263,468
Camtek, Ltd.(a)	3,680	8,133
Hamlet Israel-Canada, Ltd.(a)	80,510	620,775
Kornit Digital, Ltd.(a)	95,126	963,626
Silicom, Ltd.	23,075	637,101
Wix.com, Ltd.(a)	86,425	2,136,426

		4,629,529

Italy (0.95%)
Banca Sistema SpA(a)(b)(c)	90,932	293,623
Brembo SpA	38,571	2,071,815
Telit Communications PLC	133,100	382,638

		2,748,076

Japan (7.28%)
AIT Corp.	70,200	593,137
Amiyaki Tei Co., Ltd.	28,500	1,151,786
Anest Iwata Corp.	94,700	1,029,773
AP Company Co., Ltd.(a)	79,400	847,729
CMIC Holdings Co., Ltd.	50,000	757,989
CyberAgent, Inc.	13,200	645,113

	Shares	Value (Note 2)

Japan (continued)
eGuarantee, Inc.	13,500	$302,735
Encourage Technologies Co., Ltd.	23,400	488,673
Future Architect, Inc.	160,200	1,126,218
GCA Savvian Corp.	118,700	1,150,185
Hard Off Corp. Co., Ltd.	195,300	2,778,987
JCU Corp.	15,800	513,797
M&A Capital Partners Co., Ltd.(a)	64,200	1,102,985
MISUMI Group, Inc.	116,200	1,697,132
Monogatari Corp.	9,900	481,974
Naigai Trans Line, Ltd.	32,200	292,342
Prestige International, Inc.	48,900	574,483
Quick Co., Ltd.	58,700	476,110
Sawai Pharmaceutical Co., Ltd.	10,900	725,301
SK Kaken Co., Ltd.	6,000	508,928
Suruga Bank, Ltd.	54,000	1,096,241
Syuppin Co., Ltd.	124,900	1,521,338
Trancom Co., Ltd.	11,700	714,756
Trust Tech, Inc.	33,000	439,483

		21,017,195

Luxembourg (0.90%)
Grand City Properties SA	52,200	1,152,995
L’Occitane International SA	752,000	1,450,311

		2,603,306

Malaysia (0.79%)
AEON Credit Service M Bhd	108,600	366,402
Berjaya Auto Bhd	1,291,800	727,495
Berjaya Food Bhd	1,396,300	675,543
CB Industrial Product Holding Bhd	876,633	504,908

		2,274,348

Mexico (0.92%)
Banregio Grupo Financiero SAB de CV	139,557	837,927
Credito Real SAB de CV SOFOM ER	825,035	1,815,066

		2,652,993

Netherlands (0.74%)
Aalberts Industries NV	56,582	1,938,494
Arcadis NV	12,200	208,916

		2,147,410

New Zealand (0.50%)
CBL Corp., Ltd.	168,394	282,195

See Notes to Financial Statements.
36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

New Zealand (continued)
Trilogy International, Ltd.	512,272	$1,166,082

		1,448,277

Norway (1.59%)
Medistim ASA	75,150	494,663
Multiconsult ASA(b)(c)	63,000	735,483
Skandiabanken ASA(a)(b)(c)	492,400	2,874,221
SpareBank 1 SMN	77,800	478,288

		4,582,655

Oman (0.17%)
Tethys Oil AB	69,200	495,489

Philippines (1.55%)
Concepcion Industrial Corp.	594,600	608,708
Pepsi-Cola Products Philippines, Inc.	15,380,100	1,216,959
Puregold Price Club, Inc.	922,700	791,097
Robinsons Land Corp.	725,300	419,208
Security Bank Corp.	395,700	1,434,690

		4,470,662

Poland (0.46%)
PGS Software SA	75,476	245,394
Wawel SA	2,541	738,877
Work Service SA	122,000	348,393

		1,332,664

Russia (0.02%)
MD Medical Group Investments PLC, GDR(c)	11,855	65,795

Singapore (0.38%)
CSE Global, Ltd.	1,694,000	541,636
Riverstone Holdings, Ltd.	765,800	555,196

		1,096,832

South Africa (2.43%)
ARB Holdings, Ltd.	1,846,120	713,276
Blue Label Telecoms, Ltd.	787,302	869,418
Cartrack Holdings, Ltd.	1,975,900	1,290,871
Clicks Group, Ltd.	113,900	831,891
EOH Holdings, Ltd.	52,600	511,949
Interwaste Holdings, Ltd.(a)	8,654,310	541,075
Italtile, Ltd.	921,472	818,856
Super Group, Ltd.(a)	286,800	828,855
Transaction Capital, Ltd.	741,100	614,319

		7,020,510

South Korea (2.49%)
Bluecom Co., Ltd.	38,500	467,988

	Shares	Value (Note 2)

South Korea (continued)
DGB Financial Group, Inc.	146,500	$1,179,046
Hy-Lok Corp.	46,840	1,169,561
Interpark Holdings Corp.	96,500	746,151
ISC Co., Ltd.	76,029	1,671,517
Koh Young Technology, Inc.	17,143	631,917
TechWing, Inc.	58,000	654,116
Vitzrocell Co., Ltd.	67,073	662,253

		7,182,549

Spain (0.00%)(d)
Let’s GOWEX SA(a)(e)	10,700	1

Sri Lanka (0.66%)
Hemas Holdings PLC	1,170,961	731,801
Royal Ceramics Lanka PLC	1,460,600	1,177,468

		1,909,269

Sweden (1.46%)
Bufab Holding AB	131,950	1,031,059
HIQ International AB	90,026	563,332
Indutrade AB	7,400	414,948
Moberg Pharma AB(a)	111,100	672,373
Opus Group AB	436,918	236,129
Svenska Handelsbanken AB, Class A	55,000	732,151
Vitec Software Group AB, Class B	67,500	552,662

		4,202,654

Switzerland (1.62%)
Baloise Holding AG	4,700	581,559
Leonteq AG	6,000	417,492
Luxoft Holding, Inc.(a)	7,800	450,918
VZ Holding AG	6,950	2,162,593
Wizz Air Holdings PLC(a)(b)(c)	39,100	1,074,063

		4,686,625

Taiwan (3.94%)
ASPEED Technology, Inc.	71,771	656,449
Chailease Holding Co., Ltd.	337,000	566,316
Chipbond Technology Corp.	162,000	215,980
Cub Elecparts, Inc.	56,510	685,065
Dr. Wu Skincare Co., Ltd.	212,000	2,247,977
I Yuan Precision Ind. Co., Ltd.	132,000	521,812
Novatek Microelectronics Corp.	153,000	536,043
Polytronics Technology Corp.	145,000	267,495
Sinmag Equipment Corp.	156,371	518,764
Sitronix Technology Corp.	286,000	837,082

See Notes to Financial Statements.
Annual Report | April 30, 2016	37

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Taiwan (continued)
Solidwizard Technology Co., Ltd.	74,000	$251,233
Sporton International, Inc.	271,630	1,490,668
Test Research, Inc.	488,440	690,567
TSC Auto ID Technology Co., Ltd.	51,600	462,357
Tung Thih Electronic Co., Ltd.	66,000	1,180,727
UDE Corp.	270,000	251,139

		11,379,674

Thailand (0.59%)
Ananda Development PCL	8,600,100	896,203
Premier Marketing PCL	2,878,100	803,363

		1,699,566

Turkey (0.52%)
EGE Seramik Sanayi ve Ticaret AS	436,800	707,185
Pinar SUT Mamulleri Sanayii AS	132,600	805,173

		1,512,358

United States (25.01%)
Alamo Group, Inc.	11,753	663,339
Amsurg Corp.(a)	15,137	1,225,794
Aratana Therapeutics, Inc.(a)	190,950	1,147,610
Atlas Financial Holdings, Inc.(a)	30,775	540,717
BioDelivery Sciences International, Inc.(a)	260,900	881,842
BofI Holding, Inc.(a)	14,725	299,948
Demandware, Inc.(a)	7,100	327,168
Diamond Hill Investment Group, Inc.	5,850	1,025,271
Duluth Holdings, Inc., Class B(a)	30,393	723,049
DXP Enterprises, Inc.(a)	24,625	538,056
EPAM Systems, Inc.(a)	11,050	805,876
ePlus, Inc.(a)	12,896	1,036,709
Escalade, Inc.	102,102	1,218,077
Evolent Health, Inc., Class A(a)	20,100	241,401
Evolution Petroleum Corp.	207,925	1,151,904
ExlService Holdings, Inc.(a)	17,325	838,357
Fastenal Co.	31,700	1,483,243
First Cash Financial Services, Inc.	16,150	738,539
First Republic Bank	75,550	5,312,676
FormFactor, Inc.(a)	139,574	1,074,720
Genesee & Wyoming, Inc., Class A(a)	8,825	574,596

	Shares	Value (Note 2)

United States (continued)
Genpact, Ltd.(a)	23,575	$657,507
Gentex Corp.	89,975	1,443,199
Geospace Technologies Corp.(a)	14,560	238,202
Health Insurance Innovations, Inc., Class A(a)	46,725	291,097
Hennessy Advisors, Inc.	21,050	647,287
Hibbett Sports, Inc.(a)	19,175	692,217
Hingham Institution for Savings	4,775	611,152
Home BancShares, Inc.	26,825	1,153,207
Inphi Corp.(a)	105,750	3,137,602
K2M Group Holdings, Inc.(a)	35,025	569,506
Knight Transportation, Inc.	38,500	1,022,945
LGI Homes, Inc.(a)	24,550	687,645
LinkedIn Corp., Class A(a)	2,475	310,142
Littelfuse, Inc.	4,800	559,104
Malibu Boats, Inc., Class A(a)	65,844	1,158,854
Marin Software, Inc.(a)	96,400	246,784
MarketAxess Holdings, Inc.	9,005	1,105,454
Mastech Holdings, Inc.(a)	72,898	508,099
MaxLinear, Inc., Class A(a)	46,550	779,712
MEDNAX, Inc.(a)	28,975	2,065,628
Microchip Technology, Inc.	13,775	669,327
Misonix, Inc.(a)	34,776	207,613
MSC Industrial Direct Co., Inc., Class A	14,925	1,156,687
NorthStar Asset Management Group, Inc.	23,300	289,852
NorthStar Realty Finance Corp., REIT	57,037	729,503
NxStage Medical, Inc.(a)	73,600	1,186,432
OTC Markets Group, Inc., Class A	20,325	343,086
Palo Alto Networks, Inc.(a)	4,175	629,882
Patrick Industries, Inc.(a)	12,250	561,663
Paycom Software, Inc.(a)	22,425	856,859
Power Integrations, Inc.	36,440	1,758,230
PRA Group, Inc.(a)	72,650	2,410,527
Proto Labs, Inc.(a)	21,550	1,289,337
Qualys, Inc.(a)	23,075	581,029
Quanta Services, Inc.(a)	39,700	941,684
Reis, Inc.	17,200	432,924
Resources Connection, Inc.	25,650	378,851
Roadrunner Transportation Systems, Inc.(a)	125,550	1,484,001
Signature Bank(a)	14,350	1,977,861
Silicon Laboratories, Inc.(a)	21,550	1,008,540
Spirit Airlines, Inc.(a)	23,900	1,049,927

See Notes to Financial Statements.
38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

United States (continued)
Sportsman’s Warehouse Holdings, Inc.(a)	126,075	$1,434,734
Sprouts Farmers Market, Inc.(a)	39,250	1,101,748
STAAR Surgical Co.(a)	57,611	444,181
SVB Financial Group(a)	5,525	576,147
Synaptics, Inc.(a)	11,825	846,079
Syntel, Inc.(a)	9,325	396,592
Textura Corp.(a)	20,250	534,398
Transcat, Inc.(a)	165,377	1,757,958
Trecora Resources(a)	25,750	294,838
TriMas Corp.(a)	63,025	1,140,753
TubeMogul, Inc.(a)	57,420	744,163
Universal Truckload Services, Inc.	3,170	45,204
Vascular Solutions, Inc.(a)	23,796	831,670
Veracyte, Inc.(a)	159,563	925,465
Virtusa Corp.(a)	20,675	734,790
WW Grainger, Inc.	3,100	727,012

		72,213,782

Vietnam (0.95%)
Binh Minh Plastics JSC	70,930	448,723
DHG Pharmaceutical JSC	101,666	385,444
PetroVietnam Drilling and Well Services JSC	269,330	294,852
Traphaco JSC	89,000	455,222
Vietnam Dairy Products JSC	185,243	1,155,275

		2,739,516

TOTAL COMMON STOCKS (Cost $267,802,515)		281,616,069

PREFERRED STOCKS (0.39%)
Brazil (0.39%)
Banco Daycoval SA	167,200	411,771
Itau Unibanco Holding SA	75,200	719,366

		1,131,137

TOTAL PREFERRED STOCKS (Cost $1,109,176)		1,131,137

TOTAL INVESTMENTS (97.92%) (Cost $268,911,691)		$282,747,206

Other Assets In Excess Of Liabilities (2.08%)		5,996,127

NET ASSETS (100.00%)		$288,743,333

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $8,453,531, representing 2.93% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $9,901,946, representing 3.43% of net assets.

(d)	Less than 0.005%.
(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2016	39

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (92.58%)
Australia (0.50%)
Magellan Financial Group, Ltd.	11,185	$182,847

Belgium (0.75%)
Melexis NV	4,985	275,243

Brazil (0.44%)
CETIP SA - Mercados Organizados	13,125	160,893

Britain (2.95%)
Abcam PLC	14,525	125,429
B&M European Value Retail SA	46,100	186,854
Diploma PLC	39,750	424,861
Ultra Electronics Holdings PLC	13,425	346,418

		1,083,562

Canada (5.60%)
Gildan Activewear, Inc.	7,044	218,781
Home Capital Group, Inc.	6,991	209,446
Ritchie Bros. Auctioneers, Inc.	14,125	405,246
Stantec, Inc.	21,292	545,749
TransForce, Inc.	35,773	675,145

		2,054,367

Chile (0.42%)
Banco de Chile	1,403,900	153,910

China (4.39%)
AAC Technologies Holdings, Inc.	24,400	169,704
China Lesso Group Holdings, Ltd.	198,500	109,526
China Medical System Holdings, Ltd.	361,000	470,046
Man Wah Holdings, Ltd.	736,500	860,226

		1,609,502

Colombia (0.65%)
Parex Resources, Inc.(a)	23,700	237,434

Egypt (0.27%)
Commercial International Bank Egypt SAE	19,357	98,486

France (0.95%)
Alten SA	5,657	349,788

	Shares	Value (Note 2)

Germany (2.47%)
Aroundtown Property Holdings PLC(a)	39,600	$198,607
Norma Group SE	5,440	279,748
PATRIZIA Immobilien AG(a)	7,635	176,860
Wirecard AG	5,800	250,476

		905,691

Hong Kong (3.65%)
Samsonite International SA	70,500	227,671
Value Partners Group, Ltd.	875,900	841,245
Vitasoy International Holdings, Ltd.	144,500	270,860

		1,339,776

India (5.45%)
AIA Engineering, Ltd.	17,000	253,962
Ajanta Pharma, Ltd.	6,875	156,975
Alkem Laboratories, Ltd.	10,324	185,367
Bajaj Finance, Ltd.	1,700	175,026
Bajaj Finserv, Ltd.	3,000	84,819
Colgate-Palmolive India, Ltd.	9,000	114,091
Divi’s Laboratories, Ltd.	7,500	118,849
Indiabulls Housing Finance, Ltd.	14,200	148,412
WNS Holdings, Ltd., ADR(a)	13,250	419,892
Yes Bank, Ltd.	24,200	344,028

		2,001,421

Indonesia (1.80%)
Bank Negara Indonesia Persero Tbk PT	689,000	239,541
Bank Rakyat Indonesia Persero Tbk PT	364,600	286,140
Petra Foods, Ltd.	72,500	133,425

		659,106

Israel (0.33%)
Caesarstone Sdot-Yam, Ltd.(a)	3,275	121,273

Italy (1.42%)
Brembo SpA	9,683	520,116

Japan (7.87%)
Century Tokyo Leasing Corp.	5,200	184,493
CyberAgent, Inc.	10,200	498,496
MISUMI Group, Inc.	67,900	991,697
Nihon M&A Center, Inc.	6,400	381,353
Sawai Pharmaceutical Co., Ltd.	4,500	299,436

See Notes to Financial Statements.
40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Japan (continued)
Seria Co., Ltd.	3,000	$178,478
Suruga Bank, Ltd.	17,400	353,233

		2,887,186

Luxembourg (1.65%)
Grand City Properties SA	14,000	309,232
L’Occitane International SA	153,400	295,848

		605,080

Mexico (0.75%)
Banregio Grupo Financiero SAB de CV	45,700	274,392

Netherlands (1.64%)
Aalberts Industries NV	12,810	438,869
Arcadis NV	9,527	163,143

		602,012

Philippines (3.38%)
Puregold Price Club, Inc.	509,000	436,402
Robinsons Retail Holdings, Inc.	220,900	362,768
Security Bank Corp.	121,300	439,798

		1,238,968

South Africa (1.35%)
EOH Holdings, Ltd.	30,050	292,473
Mr. Price Group, Ltd.	16,100	204,518

		496,991

South Korea (0.61%)
DGB Financial Group, Inc.	28,000	225,347

Sweden (3.11%)
Hexpol AB	23,362	241,462
Indutrade AB	6,425	360,276
Nibe Industrier AB, Class B	5,077	176,389
Svenska Handelsbanken AB, Class A	27,300	363,413

		1,141,540

Switzerland (3.32%)
Baloise Holding AG	2,490	308,103
Leonteq AG	2,700	187,871
Luxoft Holding, Inc.(a)	3,075	177,766
VZ Holding AG	1,150	357,839
Wizz Air Holdings PLC(a)(b)(c)	6,800	186,793

		1,218,372

	Shares	Value (Note 2)

Taiwan (2.68%)
Catcher Technology Co., Ltd.	46,000	$323,753
Chailease Holding Co., Ltd.	88,000	147,881
Largan Precision Co., Ltd.	5,000	351,905
Novatek Microelectronics Corp.	46,000	161,163

		984,702

United States (33.47%)
Amazon.com, Inc.(a)	175	115,428
Amsurg Corp.(a)	7,075	572,933
Carter’s, Inc.	2,625	280,009
Dril-Quip, Inc.(a)	1,475	95,609
EPAM Systems, Inc.(a)	3,400	247,962
Fastenal Co.	9,950	465,560
First Republic Bank	11,650	819,228
Genesee & Wyoming, Inc., Class A(a)	2,750	179,052
Genpact, Ltd.(a)	9,475	264,258
Gentex Corp.	23,625	378,945
Home BancShares, Inc.	4,156	178,666
Knight Transportation, Inc.	30,575	812,378
Linear Technology Corp.	7,650	340,272
LinkedIn Corp., Class A(a)	725	90,850
Littelfuse, Inc.	2,300	267,904
MarketAxess Holdings, Inc.	2,925	359,073
MEDNAX, Inc.(a)	9,600	684,384
Microchip Technology, Inc.	14,250	692,408
MSC Industrial Direct Co., Inc., Class A	3,950	306,125
NorthStar Asset Management Group, Inc.	7,625	94,855
NorthStar Realty Finance Corp., REIT	9,937	127,094
Palo Alto Networks, Inc.(a)	1,325	199,903
Paycom Software, Inc.(a)	6,350	242,634
Power Integrations, Inc.	16,375	790,094
PRA Group, Inc.(a)	19,725	654,476
Proto Labs, Inc.(a)	4,125	246,799
Quanta Services, Inc.(a)	14,600	346,312
Signature Bank(a)	2,075	285,997
Silicon Laboratories, Inc.(a)	7,450	348,660
Spirit Airlines, Inc.(a)	5,075	222,945
Sprouts Farmers Market, Inc.(a)	16,950	475,787
SVB Financial Group(a)	975	101,673
Synaptics, Inc.(a)	4,100	293,355
Syntel, Inc.(a)	3,325	141,412
Tyler Technologies, Inc.(a)	800	117,128
Virtusa Corp.(a)	4,558	161,991

See Notes to Financial Statements.
Annual Report | April 30, 2016	41

Grandeur Peak Global Stalwarts Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

United States (continued)
WW Grainger, Inc.	1,185	$277,906

		12,280,065

Vietnam (0.71%)
Vietnam Dairy Products JSC	41,820	260,812

TOTAL COMMON STOCKS (Cost $31,758,099)		33,968,882

PREFERRED STOCKS (0.83%)
Brazil (0.83%)
Itau Unibanco Holding SA	31,950	305,635

TOTAL PREFERRED STOCKS (Cost $210,691)		305,635

TOTAL INVESTMENTS (93.41%) (Cost $31,968,790)		$34,274,517

Other Assets In Excess Of Liabilities (6.59%)		2,418,821

NET ASSETS (100.00%)		$36,693,338

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $186,793, representing 0.51% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $186,793, representing 0.51% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (94.40%)
Australia (2.05%)
CTI Logistics, Ltd.	1,533,161	$932,591
Greencross, Ltd.	983,600	5,317,428
Magellan Financial Group, Ltd.	254,400	4,158,810
Medical Developments International, Ltd.	703,338	3,342,393
Reject Shop, Ltd.	74,431	702,893

		14,454,115

Austria (1.20%)
Palfinger AG	273,840	8,419,102

Belgium (1.17%)
Melexis NV	149,684	8,264,702

Brazil (1.51%)
CETIP SA - Mercados Organizados	234,014	2,868,657
FPC Par Corretora de Seguros SA	646,500	2,161,736
Localiza Rent a Car SA	36,000	350,972
M Dias Branco SA	112,900	2,557,217
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	270,100	2,714,155

		10,652,737

Britain (8.69%)
Abcam PLC	381,366	3,293,249
Alliance Pharma PLC	4,003,600	2,632,439
Arrow Global Group PLC	1,422,000	5,339,834
Clinigen Group PLC	2,263,073	17,723,865
Diploma PLC	465,100	4,971,137
EMIS Group PLC	587,200	8,185,204
Exova Group PLC	587,400	1,373,248
On the Beach Group PLC(a)(b)(c)	815,500	3,278,303
Oxford Immunotec Global PLC(a)	237,180	2,480,903
RPS Group PLC	1,050,211	2,677,732
SafeCharge International Group, Ltd.	409,300	1,438,308
Sanne Group PLC	461,800	2,977,376
Tracsis PLC	190,900	1,387,695
Ultra Electronics Holdings PLC	130,800	3,375,153

		61,134,446

Canada (4.28%)
Biosyent, Inc.(a)	288,500	1,595,752

	Shares	Value (Note 2)

Canada (continued)
Cipher Pharmaceuticals, Inc.(a)	895,100	$5,293,411
DIRTT Environmental Solutions(a)	865,900	3,740,478
Home Capital Group, Inc.	175,042	5,244,145
Richelieu Hardware, Ltd.	262,050	4,647,017
Sandvine Corp.	857,700	1,852,528
Stantec, Inc.	158,352	4,058,819
TransForce, Inc.	196,100	3,701,003

		30,133,153

China (6.70%)
BBI Life Sciences Corp.(c)	11,509,500	2,270,177
China Lesso Group Holdings, Ltd.	4,668,000	2,575,648
China Medical System Holdings, Ltd.	5,683,000	7,399,644
Dongpeng Holdings Co., Ltd.	8,743,000	4,733,927
Le Saunda Holdings, Ltd.	5,405,680	1,184,707
Man Wah Holdings, Ltd.	11,838,400	13,827,161
Minth Group, Ltd.	1,515,000	3,964,793
O2Micro International, Ltd., ADR(a)	1,030,316	1,504,261
On-Bright Electronics, Inc.	379,000	2,003,519
Silergy Corp.	358,199	4,775,543
Sinosoft Technology Group, Ltd.	3,132,000	1,711,983
Xiabuxiabu Catering Management China Holdings Co., Ltd.(b)(c)	2,004,500	1,188,709

		47,140,072

Colombia (1.32%)
Gran Tierra Energy, Inc.(a)	1,178,037	3,486,989
Parex Resources, Inc.(a)	576,275	5,773,314

		9,260,303

Denmark (0.41%)
Ringkjoebing Landbobank A/S	13,763	2,892,481

Egypt (0.10%)
Integrated Diagnostics Holdings PLC(b)(c)	154,200	717,030

Finland (0.61%)
Aktia Bank OYJ	288,873	2,900,889
Ferratum OYJ(c)	51,807	1,379,228

		4,280,117

France (3.47%)
Alten SA	57,500	3,555,382

See Notes to Financial Statements.
Annual Report | April 30, 2016	43

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

France (continued)
ARGAN SA, REIT	77,896	$1,984,585
Esker SA	92,500	3,013,343
Infotel SA	45,900	1,559,390
Medicrea International(a)	193,596	1,316,762
MGI Digital Graphic Technology(a)	71,550	2,498,815
Neurones	79,220	1,649,124
Prodware	268,000	1,997,747
SoluCom	44,377	3,300,871
Tessi SA	12,400	2,058,801
Thermador Groupe	16,307	1,491,173

		24,425,993

Georgia (1.02%)
BGEO Group PLC	214,811	7,187,652

Germany (4.24%)
Aroundtown Property Holdings PLC(a)	638,500	3,202,282
CANCOM SE	70,600	3,601,851
First Sensor AG(a)	191,264	2,321,473
Nexus AG	275,316	4,823,336
Norma Group SE	48,103	2,473,659
PATRIZIA Immobilien AG(a)	154,459	3,577,946
publity AG	41,000	1,732,347
Softing AG	96,691	1,544,489
Wirecard AG	151,211	6,530,134

		29,807,517

Hong Kong (1.89%)
International Housewares Retail Co., Ltd.	10,854,000	1,777,073
Value Partners Group, Ltd.	8,449,000	8,114,717
Vitasoy International Holdings, Ltd.	1,797,338	3,369,039

		13,260,829

India (7.15%)
AIA Engineering, Ltd.	131,924	1,970,805
Ajanta Pharma, Ltd.	69,805	1,593,844
Alkem Laboratories, Ltd.	313,843	5,635,027
Bajaj Finance, Ltd.	38,226	3,935,612
City Union Bank, Ltd.	1,976,565	2,798,122
Credit Analysis & Research, Ltd.	106,300	1,620,222
Cyient, Ltd.	434,267	3,008,378
Dewan Housing Finance Corp., Ltd.	1,033,000	3,088,254
Divi’s Laboratories, Ltd.	133,500	2,115,511
Hinduja Global Solutions, Ltd.	340,600	2,094,795

	Shares	Value (Note 2)

India (continued)
Indiabulls Housing Finance, Ltd.	225,000	$2,351,594
Jammu & Kashmir Bank, Ltd.	1,821,000	1,886,065
Kolte-Patil Developers, Ltd.	816,794	1,528,179
KPIT Technologies, Ltd.	1,038,821	2,504,259
MBL Infrastructures, Ltd.	580,500	1,234,427
PC Jeweller, Ltd.	160,067	870,197
Time Technoplast, Ltd.	4,384,100	3,162,659
UFO Moviez India, Ltd.	132,458	1,021,143
Vaibhav Global, Ltd.(a)	258,200	1,210,422
WNS Holdings, Ltd., ADR(a)	209,750	6,646,978

		50,276,493

Indonesia (3.93%)
Astra Graphia Tbk PT	10,792,000	1,620,273
Bank Negara Indonesia Persero Tbk PT	12,030,500	4,182,578
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,566,200	521,490
Bekasi Fajar Industrial Estate Tbk PT	65,215,500	1,394,508
Indonesia Pondasi Raya Tbk PT(a)	18,859,500	2,330,982
Lippo Cikarang Tbk PT(a)	2,189,000	1,215,835
Panin Sekuritas Tbk PT	8,494,000	2,157,636
Petra Foods, Ltd.	1,854,600	3,413,120
Selamat Sempurna Tbk PT	16,888,700	6,044,485
Tempo Scan Pacific Tbk PT	19,383,500	2,939,566
Ultrajaya Milk Industry & Trading Co. Tbk PT(a)	5,739,500	1,821,338

		27,641,811

Ireland (1.19%)
Irish Residential Properties PLC, REIT	6,533,476	8,378,898

Israel (0.66%)
Sarine Technologies, Ltd.	1,358,600	1,666,870
Wix.com, Ltd.(a)	120,075	2,968,254

		4,635,124

Italy (0.76%)
Banca Sistema SpA(a)(b)(c)	600,062	1,937,626
Brembo SpA	62,900	3,378,630

		5,316,256

Japan (12.16%)
AIT Corp.	465,700	3,934,815
Amiyaki Tei Co., Ltd.	53,000	2,141,917
Anest Iwata Corp.	594,600	6,465,716
AP Company Co., Ltd.(a)	165,300	1,764,857

See Notes to Financial Statements.
44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Japan (continued)
ARCLAND SERVICE Co., Ltd.	55,300	$1,595,592
CMIC Holdings Co., Ltd.	181,955	2,758,397
CyberAgent, Inc.	106,500	5,204,887
eGuarantee, Inc.	123,700	2,773,949
Future Architect, Inc.	822,100	5,779,425
GCA Savvian Corp.	620,200	6,009,645
Hard Off Corp. Co., Ltd.	289,300	4,116,543
JCU Corp.	80,300	2,611,259
M&A Capital Partners Co., Ltd.(a)	130,300	2,238,613
Medical Data Vision Co., Ltd.(a)	19,200	489,384
MISUMI Group, Inc.	536,200	7,831,342
Monogatari Corp.	41,500	2,020,395
Prestige International, Inc.	490,900	5,767,152
Quick Co., Ltd.	268,000	2,173,722
Sawai Pharmaceutical Co., Ltd.	40,000	2,661,654
SK Kaken Co., Ltd.	31,000	2,629,464
Syuppin Co., Ltd.	253,600	3,088,963
Trancom Co., Ltd.	137,790	8,417,622
Trust Tech, Inc.	227,600	3,031,102

		85,506,415

Luxembourg (1.25%)
Grand City Properties SA	187,800	4,148,130
L’Occitane International SA	2,401,212	4,630,991

		8,779,121

Malaysia (2.16%)
7-Eleven Malaysia Holdings Bhd	3,690,000	1,312,966
AEON Credit Service M Bhd	745,040	2,513,664
Berjaya Auto Bhd	4,720,000	2,658,134
Berjaya Food Bhd	2,056,016	994,719
CB Industrial Product Holding Bhd	3,120,600	1,797,350
My EG Services Bhd	7,147,600	3,677,634
Nirvana Asia, Ltd.(b)(c)	7,888,000	2,227,013

		15,181,480

Mexico (1.39%)
Banregio Grupo Financiero SAB de CV	560,065	3,362,737
Credito Real SAB de CV SOFOM ER	2,908,024	6,397,614

		9,760,351

Netherlands (1.01%)
Aalberts Industries NV	169,497	5,806,952

	Shares	Value (Note 2)

Netherlands (continued)
Arcadis NV	77,800	$1,332,265

		7,139,217

New Zealand (0.26%)
CBL Corp., Ltd.	1,073,666	1,799,249

Norway (1.96%)
Medistim ASA	420,559	2,768,262
Skandiabanken ASA(a)(b)(c)	1,179,900	6,887,274
SpareBank 1 SMN	673,500	4,140,446

		13,795,982

Oman (0.47%)
Al Anwar Ceramic Tiles Co.	2,135,760	1,497,611
Tethys Oil AB	253,500	1,815,123

		3,312,734

Philippines (2.18%)
Concepcion Industrial Corp.	2,772,000	2,837,771
Pepsi-Cola Products Philippines, Inc.	34,685,500	2,744,510
Puregold Price Club, Inc.	2,756,000	2,362,915
Security Bank Corp.	2,038,960	7,392,657

		15,337,853

Singapore (0.79%)
ARA Asset Management, Ltd.	337,312	297,219
CSE Global, Ltd.	5,921,055	1,893,188
Riverstone Holdings, Ltd.	4,622,000	3,350,894

		5,541,301

South Africa (3.11%)
Blue Label Telecoms, Ltd.	3,626,500	4,004,747
Cartrack Holdings, Ltd.	4,849,500	3,168,216
Clicks Group, Ltd.	273,485	1,997,453
EOH Holdings, Ltd.	301,756	2,936,955
Italtile, Ltd.	3,988,625	3,544,448
MiX Telematics, Ltd., Sponsored ADR	209,800	855,984
Mr. Price Group, Ltd.	171,600	2,179,830
OneLogix Group, Ltd.	2,450,980	583,680
Super Group, Ltd.(a)	788,297	2,278,185
Transaction Capital, Ltd.	353,000	292,612

		21,842,110

South Korea (3.50%)
DGB Financial Group, Inc.	251,500	2,024,096
Hy-Lok Corp.	286,501	7,153,724
Interpark Holdings Corp.	358,000	2,768,106
ISC Co., Ltd.	273,285	6,008,240
Koh Young Technology, Inc.	73,383	2,705,008

See Notes to Financial Statements.
Annual Report | April 30, 2016	45

Grandeur Peak International Opportunities Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

South Korea (continued)
Kolao Holdings	173,500	$1,560,800
Vitzrocell Co., Ltd.	243,898	2,408,156

		24,628,130

Sweden (3.89%)
AddLife AB(a)	113,441	1,433,825
AddTech AB, Class B	363,013	4,565,661
Beijer Alma AB	71,800	1,694,314
Bufab Holding AB	716,600	5,599,518
HIQ International AB	253,096	1,583,731
Indutrade AB	67,950	3,810,233
Moberg Pharma AB(a)	457,200	2,766,958
Nibe Industrier AB, Class B	98,381	3,418,028
Odd Molly International AB	72,938	333,334
Opus Group AB	3,980,568	2,151,270

		27,356,872

Switzerland (1.97%)
Leonteq AG	19,200	1,335,974
Luxoft Holding, Inc.(a)	41,175	2,380,327
VZ Holding AG	23,980	7,461,722
Wizz Air Holdings PLC(a)(b)(c)	97,600	2,681,037

		13,859,060

Taiwan (4.47%)
ASPEED Technology, Inc.	225,958	2,066,710
Cub Elecparts, Inc.	142,981	1,733,345
Materials Analysis Technology, Inc.	1,032,000	2,364,580
Novatek Microelectronics Corp.	739,000	2,589,123
Polytronics Technology Corp.	1,130,300	2,085,166
Sinmag Equipment Corp.	678,810	2,251,966
Sitronix Technology Corp.	841,000	2,461,489
Sporton International, Inc.	1,411,507	7,746,155
Test Research, Inc.	2,114,252	2,989,176
TSC Auto ID Technology Co., Ltd.	251,100	2,249,958
UDE Corp.	1,545,000	1,437,076
Voltronic Power Technology Corp.	91,836	1,449,308

		31,424,052

Thailand (0.73%)
Ananda Development PCL	26,514,800	2,763,065
Premier Marketing PCL	8,478,400	2,366,573

		5,129,638

United Arab Emirates (0.24%)
Aramex PJSC	1,855,000	1,717,172

	Shares	Value (Note 2)

United States (0.44%)
First Cash Financial Services, Inc.	67,025	$3,065,053

Vietnam (0.07%)
DHG Pharmaceutical JSC	126,000	477,701

TOTAL COMMON STOCKS (Cost $591,870,570)		663,932,322

PREFERRED STOCKS (0.38%)
Brazil (0.38%)
Banco ABC Brasil SA	61,670	210,692
Banco Daycoval SA	987,600	2,432,208

		2,642,900

TOTAL PREFERRED STOCKS (Cost $4,277,088)		2,642,900

TOTAL INVESTMENTS (94.78%) (Cost $596,147,658)		$666,575,222

Other Assets In Excess Of Liabilities (5.22%)		36,717,610

NET ASSETS (100.00%)		$703,292,832

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $18,916,992, representing 2.69% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $22,566,397, representing 3.21% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (91.87%)
Australia (0.73%)
Magellan Financial Group, Ltd.	63,427	$1,036,874

Belgium (1.31%)
Melexis NV	33,461	1,847,527

Brazil (0.55%)
CETIP SA - Mercados Organizados	63,700	780,866

Britain (4.54%)
Abcam PLC	83,550	721,488
B&M European Value Retail SA	272,000	1,102,479
Close Brothers Group PLC	38,929	689,399
Diploma PLC	197,400	2,109,874
Ultra Electronics Holdings PLC	68,950	1,779,181

		6,402,421

Canada (8.20%)
Gildan Activewear, Inc.	39,088	1,214,043
Home Capital Group, Inc.	41,238	1,235,464
Ritchie Bros. Auctioneers, Inc.	82,525	2,367,642
Stantec, Inc.	114,270	2,928,926
TransForce, Inc.	202,922	3,829,754

		11,575,829

Chile (0.72%)
Banco de Chile	9,270,650	1,016,344

China (5.94%)
AAC Technologies Holdings, Inc.	147,500	1,025,877
China Lesso Group Holdings, Ltd.	1,208,000	666,534
China Medical System Holdings, Ltd.	1,871,600	2,436,948
Man Wah Holdings, Ltd.	3,642,100	4,253,945

		8,383,304

Colombia (0.82%)
Parex Resources, Inc.(a)	115,200	1,154,112

Egypt (0.39%)
Commercial International Bank Egypt SAE	107,703	547,978

	Shares	Value (Note 2)

France (1.52%)
Alten SA	34,664	$2,143,369

Germany (4.07%)
Aroundtown Property Holdings PLC(a)	199,900	1,002,563
Norma Group SE	34,950	1,797,276
PATRIZIA Immobilien AG(a)	57,900	1,341,217
Wirecard AG	36,950	1,595,707

		5,736,763

Hong Kong (4.88%)
Samsonite International SA	434,760	1,404,007
Value Partners Group, Ltd.	3,830,000	3,678,467
Vitasoy International Holdings, Ltd.	961,000	1,801,356

		6,883,830

India (7.96%)
AIA Engineering, Ltd.	97,400	1,455,053
Ajanta Pharma, Ltd.	44,500	1,016,060
Alkem Laboratories, Ltd.	48,674	873,938
Bajaj Finance, Ltd.	9,025	929,182
Bajaj Finserv, Ltd.	17,500	494,778
Colgate-Palmolive India, Ltd.	57,000	722,576
Divi’s Laboratories, Ltd.	43,000	681,400
Indiabulls Housing Finance, Ltd.	73,500	768,187
WNS Holdings, Ltd., ADR(a)	76,100	2,411,609
Yes Bank, Ltd.	131,950	1,875,807

		11,228,590

Indonesia (2.67%)
Bank Negara Indonesia Persero Tbk PT	3,549,200	1,233,931
Bank Rakyat Indonesia Persero Tbk PT	2,346,500	1,841,544
Petra Foods, Ltd.	376,600	693,077

		3,768,552

Israel (0.41%)
Caesarstone Sdot-Yam, Ltd.(a)	15,775	584,148

Italy (2.14%)
Brembo SpA	56,303	3,024,277

Japan (11.86%)
Century Tokyo Leasing Corp.	28,600	1,014,709
CyberAgent, Inc.	58,900	2,878,571
MISUMI Group, Inc.	393,900	5,753,013

See Notes to Financial Statements.
Annual Report | April 30, 2016	47

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
April 30, 2016

	Shares	Value (Note 2)

Japan (continued)
Nihon M&A Center, Inc.	41,900	$2,496,673
Sawai Pharmaceutical Co., Ltd.	23,100	1,537,105
Seria Co., Ltd.	15,500	922,134
Suruga Bank, Ltd.	104,800	2,127,519

		16,729,724

Luxembourg (2.83%)
Grand City Properties SA	98,400	2,173,461
L’Occitane International SA	946,000	1,824,461

		3,997,922

Mexico (1.36%)
Banregio Grupo Financiero SAB de CV	320,550	1,924,643

Netherlands (2.55%)
Aalberts Industries NV	75,985	2,603,239
Arcadis NV	57,980	992,863

		3,596,102

Philippines (4.77%)
Puregold Price Club, Inc.	2,868,200	2,459,112
Robinsons Retail Holdings, Inc.	1,156,320	1,898,942
Security Bank Corp.	654,200	2,371,933

		6,729,987

South Africa (2.20%)
EOH Holdings, Ltd.	182,000	1,771,384
Mr. Price Group, Ltd.	104,900	1,332,542

		3,103,926

South Korea (0.99%)
DGB Financial Group, Inc.	172,950	1,391,918

Sweden (4.85%)
Hexpol AB	170,225	1,759,388
Indutrade AB	32,850	1,842,033
Nibe Industrier AB, Class B	41,100	1,427,928
Svenska Handelsbanken AB, Class A	136,700	1,819,727

		6,849,076

Switzerland (5.13%)
Baloise Holding AG	12,900	1,596,195
Leonteq AG	16,300	1,134,187
Luxoft Holding, Inc.(a)	18,825	1,088,273
VZ Holding AG	7,539	2,345,868

	Shares	Value (Note 2)

Switzerland (continued)
Wizz Air Holdings PLC(a)(b)(c)	39,000	$1,071,316

		7,235,839

Taiwan (4.66%)
Catcher Technology Co., Ltd.	234,000	1,646,917
Chailease Holding Co., Ltd.	769,000	1,292,277
Largan Precision Co., Ltd.	24,000	1,689,145
Novatek Microelectronics Corp.	270,000	945,958
Vanguard International Semiconductor Corp.	654,000	1,002,707

		6,577,004

United States (2.93%)
EPAM Systems, Inc.(a)	19,400	1,414,842
Genpact, Ltd.(a)	63,050	1,758,464
Syntel, Inc.(a)	22,450	954,799

		4,128,105

Vietnam (0.89%)
Vietnam Dairy Products JSC	200,370	1,249,616

TOTAL COMMON STOCKS (Cost $123,241,971)		129,628,646

PREFERRED STOCKS (1.19%)
Brazil (1.19%)
Itau Unibanco Holding SA	174,700	1,671,187

TOTAL PREFERRED STOCKS (Cost $1,180,530)		1,671,187

TOTAL INVESTMENTS (93.06%) (Cost $124,422,501)		$131,299,833

Other Assets In Excess Of Liabilities (6.94%)		9,798,006

NET ASSETS (100.00%)		$141,097,839

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2016, these securities had a total aggregate market value of $1,071,316, representing 0.76% of net assets.

See Notes to Financial Statements.
48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Stalwarts Fund	Portfolio of Investments
April 30, 2016

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $1,071,316, representing 0.76% of net assets.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | April 30, 2016	49

Grandeur Peak Funds®	Statements of Assets and Liabilities
April 30, 2016

	Grandeur Peak	Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Micro Cap	Global Opportunities	Grandeur Peak
	Opportunities Fund	Fund	Fund	Global Reach Fund
ASSETS
Investments, at value (Cost - see below)	$340,111,326	$30,214,331	$612,143,336	$282,747,206
Cash	29,292,044	532,096	12,012,755	5,560,207
Foreign cash, at value (Cost $405,175, $344,567, $2,069,783 and $479,962, respectively)	405,349	347,047	2,083,369	489,350
Dividends and interest receivable	374,141	75,599	1,279,547	454,070
Receivable for investments sold	1,837,210	83,182	1,406,812	1,261,835
Receivable for fund shares subscribed	269,400	–	79,760	50,845
Deferred offering cost	–	28,369	–	–
Prepaid and other assets	14,340	2,906	11,849	4,863
Total assets	372,303,810	31,283,530	629,017,428	290,568,376

LIABILITIES
Payable for investments purchased	952,441	433,919	2,823,003	1,012,098
Foreign capital gains tax	67,101	–	–	–
Payable for fund shares redeemed	683,683	35,262	191,988	403,651
Advisory fees payable	408,879	38,635	637,544	288,786
Administration fees payable	22,066	4,526	32,017	24,671
Custodian fees payable	62,976	11,508	46,243	36,337
Payable for trustee fees and expenses	2,331	190	3,975	1,861
Payable for chief compliance officer fee	762	62	1,299	609
Payable for principal financial officer fees	139	11	236	111
Distribution and service fees payable	4,420	–	35,950	13,555
Payable for transfer agency fees	3,850	3,725	10,384	7,299
Accrued expenses and other liabilities	54,413	20,238	48,658	36,065
Total liabilities	2,263,061	548,076	3,831,297	1,825,043
NET ASSETS	$370,040,749	$30,735,454	$625,186,131	$288,743,333

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$394,287,232	$29,441,489	$551,068,706	$288,163,243
Accumulated net investment income/(loss)	895,515	(13,704)	(666,687)	(102,771)
Accumulated net realized loss	(13,448,955)	(87,986)	(119,091)	(13,165,285)
Net unrealized appreciation/(depreciation)	(11,693,043)	1,395,655	74,903,203	13,848,146
NET ASSETS	$370,040,749	$30,735,454	$625,186,131	$288,743,333

INVESTMENTS, AT COST	$351,754,150	$28,823,022	$537,250,442	$268,911,691

PRICING OF SHARES
Investor Class
Net Assets	$20,547,706	$–	$173,156,063	$66,983,920
Net Asset Value, offering and redemption price per share	$9.82	$–	$3.01	$12.31
Shares of beneficial interest outstanding	2,092,573	–	57,575,439	5,439,594
Institutional Class
Net Assets	$349,493,043	$30,735,454	$452,030,068	$221,759,413
Net Asset Value, offering and redemption price per share	$9.85	$10.38	$3.03	$12.33
Shares of beneficial interest outstanding	35,465,075	2,959,868	148,977,297	17,988,216

See Notes to Financial Statements.
50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities
April 30, 2016

	Grandeur Peak	Grandeur Peak	Grandeur Peak
	Global Stalwarts	International	International
	Fund	Opportunities Fund	Stalwarts Fund
ASSETS
Investments, at value (Cost - see below)	$34,274,517	$666,575,222	$131,299,833
Cash	2,062,712	28,612,780	6,320,053
Foreign cash, at value (Cost $59,729, $1,360,918 and $335,257, respectively)	60,648	1,354,872	336,151
Dividends and interest receivable	52,320	1,770,940	274,985
Receivable for investments sold	378,848	6,813,516	2,865,544
Receivable for fund shares subscribed	11,346	60,328	330,896
Deferred offering cost	22,793	–	23,592
Prepaid and other assets	2,987	12,281	1,840
Total assets	36,866,171	705,199,939	141,452,894

LIABILITIES
Payable for investments purchased	61,216	856,642	56,126
Foreign capital gains tax	24,016	–	132,482
Payable for fund shares redeemed	–	144,334	15,290
Advisory fees payable	39,594	721,749	81,824
Administration fees payable	4,766	35,793	7,721
Custodian fees payable	14,484	59,706	17,529
Payable for trustee fees and expenses	222	4,553	887
Payable for chief compliance officer fee	72	1,488	290
Payable for principal financial officer fees	13	271	53
Distribution and service fees payable	3,776	25,282	4,471
Payable for transfer agency fees	4,514	7,518	3,776
Accrued expenses and other liabilities	20,160	49,771	34,606
Total liabilities	172,833	1,907,107	355,055
NET ASSETS	$36,693,338	$703,292,832	$141,097,839

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$34,688,405	$633,758,554	$135,566,984
Accumulated net investment income	108,751	286,799	628,490
Accumulated net realized loss	(388,639)	(1,234,415)	(1,860,931)
Net unrealized appreciation	2,284,821	70,481,894	6,763,296
NET ASSETS	$36,693,338	$703,292,832	$141,097,839

INVESTMENTS, AT COST	$31,968,790	$596,147,658	$124,422,501

PRICING OF SHARES
Investor Class
Net Assets	$19,131,409	$123,921,553	$22,027,885
Net Asset Value, offering and redemption price per share	$10.85	$3.09	$11.02
Shares of beneficial interest outstanding	1,762,740	40,064,701	1,999,012
Institutional Class
Net Assets	$17,561,929	$579,371,279	$119,069,954
Net Asset Value, offering and redemption price per share	$10.87	$3.11	$11.03
Shares of beneficial interest outstanding	1,615,419	186,571,815	10,797,609

See Notes to Financial Statements.
Annual Report | April 30, 2016	51

Grandeur Peak Funds®	Statements of Operations
For the Year or Period Ended April 30, 2016

	Grandeur Peak	Grandeur Peak	Grandeur Peak
	Emerging Markets	Global Micro Cap	Global Opportunities	Grandeur Peak
	Opportunities Fund	Fund(a)	Fund	Global Reach Fund
INVESTMENT INCOME
Dividends	$10,030,451	$255,842	$11,834,876	$5,665,205
Interest	76	3	–	170
Foreign taxes withheld	(919,008)	(21,459)	(887,519)	(441,318)
Total investment income	9,111,519	234,386	10,947,357	5,224,057

EXPENSES
Investment advisor fees (Note 6)	5,310,667	220,495	8,165,731	3,407,429
Recoupment of previously waived fees (Note 6)	–	–	–	144,124
Administrative fees	159,399	9,004	254,152	141,581
Distribution and service fees - Investor Class	62,453	–	431,729	176,793
Transfer agent fees	39,060	19,195	87,151	66,115
Professional fees	76,256	21,227	58,909	59,504
Printing fees	16,010	2,227	43,058	26,508
Registration fees	40,899	4,853	32,782	37,422
Custodian fees	431,467	44,671	315,028	266,115
Trustee fees and expenses	10,285	570	17,152	8,138
Chief compliance officer fees	8,793	377	14,638	6,942
Principal financial officer fees	1,782	69	2,958	1,404
Offering costs	–	13,789	–	–
Other expenses	17,325	2,077	26,193	15,014
Total expenses	6,174,396	338,554	9,449,481	4,357,089
Less fees waived/reimbursed by investment advisor (Note 6)	–	(44,561)	–	–
NET INVESTMENT INCOME/(LOSS)	2,937,123	(59,607)	1,497,876	866,968

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	(6,454,920)	(87,987)	16,958,417	(10,247,128)
Net realized loss on foreign currency transactions	(287,775)	(9,737)	(200,129)	(145,330)
Net change in unrealized appreciation/(depreciation) on investments (net of foreign capital gains tax of $(531,696), $–, $(725,970) and $(411,508), respectively)	(50,778,596)	1,391,309	(56,991,664)	(14,063,953)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,949	4,346	17,443	(1,559)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(57,517,342)	1,297,931	(40,215,933)	(24,457,970)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,580,219)	$1,238,324	$(38,718,057)	$(23,591,002)

(a)	Represents the period October 21, 2015 (commencement of operations) to April 30, 2016.

See Notes to Financial Statements.
52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Operations
For the Year or Period Ended April 30, 2016

	Grandeur Peak	Grandeur Peak	Grandeur Peak
	Global Stalwarts	International	International
	Fund(a)	Opportunities Fund	Stalwarts Fund(a)
INVESTMENT INCOME
Dividends	$220,241	$17,032,769	$998,487
Interest	–	2,450	–
Foreign taxes withheld	(16,858)	(1,500,412)	(91,893)
Total investment income	203,383	15,534,807	906,594

EXPENSES
Investment advisor fees (Note 6)	121,516	9,535,702	422,911
Recoupment of previously waived fees (Note 6)	–	–	–
Administrative fees	10,033	294,627	23,565
Distribution and service fees - Investor Class	19,864	339,866	18,387
Transfer agent fees	24,127	66,257	21,601
Professional fees	17,820	63,162	22,294
Printing fees	1,997	30,734	2,297
Registration fees	3,804	32,511	13,417
Custodian fees	65,029	428,608	88,697
Trustee fees and expenses	569	20,033	2,000
Chief compliance officer fees	389	17,153	1,367
Principal financial officer fees	71	3,467	249
Offering costs	30,658	–	31,113
Other expenses	3,222	29,643	3,459
Total expenses	299,099	10,861,763	651,357
Less fees waived/reimbursed by investment advisor (Note 6)	(112,151)	–	(51,467)
NET INVESTMENT INCOME	16,435	4,673,044	306,704

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(379,184)	(1,178,156)	(1,861,968)
Net realized gain/(loss) on foreign currency transactions	62,597	(222,466)	320,527
Net change in unrealized appreciation/(depreciation) on investments (net of foreign capital gains tax of $24,016, $(730,034) and $132,482, respectively)	2,281,711	(51,592,486)	6,744,850
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	3,110	(60,543)	18,446
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	1,968,234	(53,053,651)	5,221,855
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,984,669	$(48,380,607)	$5,528,559

(a)	Represents the period September 2, 2015 (commencement of operations) to April 30, 2016.

See Notes to Financial Statements.
Annual Report | April 30, 2016	53

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
OPERATIONS
Net investment income	$2,937,123	$1,653,817
Net realized gain/(loss)	(6,742,695)	12,553,431
Net change in unrealized appreciation/(depreciation)	(50,774,647)	29,470,012
Net increase/(decrease) in net assets resulting from operations	(54,580,219)	43,677,260

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(54,833)
Institutional Class	–	(1,137,527)
Net realized gains on investments
Investor Class	(784,769)	(924,569)
Institutional Class	(12,306,838)	(8,862,626)
Net decrease in net assets from distributions	(13,091,607)	(10,979,555)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	1,471,368	18,678,785
Distributions reinvested	766,668	967,793
Cost of shares redeemed	(16,030,060)	(10,477,031)
Redemption fees	2,624	723
Net increase/(decrease) from capital shares transactions	(13,789,400)	9,170,270

Institutional Class
Proceeds from sales of shares	11,860,125	142,994,927
Distributions reinvested	11,059,498	9,195,374
Cost of shares redeemed	(39,363,942)	(9,885,549)
Redemption fees	1,324	1,347
Net increase/(decrease) from capital shares transactions	(16,442,995)	142,306,099

Net increase/(decrease) in net assets	(97,904,221)	184,174,074

NET ASSETS
Beginning of year	467,944,970	283,770,896
End of year*	$370,040,749	$467,944,970

*Including accumulated net investment income/(loss) of:	$895,515	$(1,379,046)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	144,484	1,678,743
Issued to shareholders in reinvestment of distributions	79,530	92,083
Redeemed	(1,598,285)	(959,085)
Net increase/(decrease) in share transactions	(1,374,271)	811,741

Institutional Class
Issued	1,186,242	12,912,043
Issued to shareholders in reinvestment of distributions	1,143,692	874,085
Redeemed	(4,011,166)	(914,887)
Net increase/(decrease) in share transactions	(1,681,232)	12,871,241

See Notes to Financial Statements.
54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Statement of Changes in Net Assets

For the Period
October 21, 2015
(Commencement
of Operations) to
April 30, 2016
OPERATIONS
Net investment loss	$(59,607)
Net realized loss	(97,724)
Net change in unrealized appreciation	1,395,655
Net increase in net assets resulting from operations	1,238,324

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Institutional Class
Proceeds from sales of shares	31,071,815
Cost of shares redeemed	(1,575,834)
Redemption fees	1,149
Net increase from capital shares transactions	29,497,130

Net increase in net assets	30,735,454

NET ASSETS
Beginning of period	–
End of period*	$30,735,454

*Including accumulated net investment loss of:	$(13,704)

OTHER INFORMATION
Shares Transactions
Institutional Class
Issued	3,118,442
Redeemed	(158,574)
Net increase in share transactions	2,959,868

See Notes to Financial Statements.
Annual Report | April 30, 2016	55

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
OPERATIONS
Net investment income	$1,497,876	$1,998,221
Net realized gain	16,758,288	64,188,443
Net change in unrealized appreciation/(depreciation)	(56,974,221)	8,724,491
Net increase/(decrease) in net assets resulting from operations	(38,718,057)	74,911,155

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(109,124)	(418,468)
Institutional Class	(1,035,196)	(1,900,259)
Net realized gains on investments
Investor Class	(13,697,007)	(12,966,230)
Institutional Class	(34,852,047)	(32,097,504)
Net decrease in net assets from distributions	(49,693,374)	(47,382,461)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	16,451,459	12,505,211
Distributions reinvested	13,160,455	12,613,027
Cost of shares redeemed	(33,495,791)	(47,705,840)
Redemption fees	981	1,678
Net decrease from capital shares transactions	(3,882,896)	(22,585,924)

Institutional Class
Proceeds from sales of shares	21,799,233	35,606,279
Distributions reinvested	34,499,590	32,205,349
Cost of shares redeemed	(66,675,634)	(54,015,246)
Redemption fees	663	1,133
Net increase/(decrease) from capital shares transactions	(10,376,148)	13,797,515

Net increase/(decrease) in net assets	(102,670,475)	18,740,285

NET ASSETS
Beginning of year	727,856,606	709,116,321
End of year*	$625,186,131	$727,856,606

*Including accumulated net investment loss of:	$(666,687)	$(687,723)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	5,378,903	3,751,583
Issued to shareholders in reinvestment of distributions	4,386,818	3,966,361
Redeemed	(10,866,076)	(14,276,987)
Net decrease in share transactions	(1,100,355)	(6,559,043)

Institutional Class
Issued	7,034,568	10,612,822
Issued to shareholders in reinvestment of distributions	11,423,705	10,064,172
Redeemed	(21,633,925)	(16,204,159)
Net increase/(decrease) in share transactions	(3,175,652)	4,472,835

See Notes to Financial Statements.
56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
OPERATIONS
Net investment income	$866,968	$458,861
Net realized gain/(loss)	(10,392,458)	10,206,381
Net change in unrealized appreciation/(depreciation)	(14,065,512)	20,804,164
Net increase/(decrease) in net assets resulting from operations	(23,591,002)	31,469,406

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(31,050)	(39,255)
Institutional Class	(548,683)	(429,550)
Net realized gains on investments
Investor Class	(2,531,840)	(920,561)
Institutional Class	(8,291,704)	(2,653,424)
Net decrease in net assets from distributions	(11,403,277)	(4,042,790)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	8,664,894	50,078,072
Distributions reinvested	2,432,032	913,417
Cost of shares redeemed	(22,513,189)	(16,658,848)
Redemption fees	112	11,400
Net increase/(decrease) from capital shares transactions	(11,416,151)	34,344,041

Institutional Class
Proceeds from sales of shares	14,482,195	163,642,642
Distributions reinvested	8,452,696	2,839,814
Cost of shares redeemed	(35,375,478)	(15,137,030)
Redemption fees	1,064	3,537
Net increase/(decrease) from capital shares transactions	(12,439,523)	151,348,963

Net increase/(decrease) in net assets	(58,849,953)	213,119,620

NET ASSETS
Beginning of year	347,593,286	134,473,666
End of year*	$288,743,333	$347,593,286

*Including accumulated net investment loss of:	$(102,771)	$(188,078)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	687,256	3,913,617
Issued to shareholders in reinvestment of distributions	199,838	72,379
Redeemed	(1,845,147)	(1,303,058)
Net increase/(decrease) in share transactions	(958,053)	2,682,938

Institutional Class
Issued	1,168,635	12,894,402
Issued to shareholders in reinvestment of distributions	694,552	225,203
Redeemed	(2,925,982)	(1,179,712)
Net increase/(decrease) in share transactions	(1,062,795)	11,939,893

See Notes to Financial Statements.
Annual Report | April 30, 2016	57

Grandeur Peak Global Stalwarts Fund	Statement of Changes in Net Assets

For the Period
September 2, 2015
(Commencement
of Operations) to
April 30, 2016
OPERATIONS
Net investment income	$16,435
Net realized loss	(316,587)
Net change in unrealized appreciation	2,284,821
Net increase in net assets resulting from operations	1,984,669

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(1,406)
Institutional Class	(1,599)
Net realized gains on investments
Investor Class	(5,451)
Institutional Class	(4,017)
Net decrease in net assets from distributions	(12,473)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	19,927,627
Distributions reinvested	6,798
Cost of shares redeemed	(1,840,013)
Redemption fees	756
Net increase from capital shares transactions	18,095,168

Institutional Class
Proceeds from sales of shares	17,799,288
Distributions reinvested	5,140
Cost of shares redeemed	(1,178,526)
Redemption fees	72
Net increase from capital shares transactions	16,625,974

Net increase in net assets	36,693,338

NET ASSETS
Beginning of period	–
End of period*	$36,693,338

*Including accumulated net investment income of:	$108,751

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,940,844
Issued to shareholders in reinvestment of distributions	639
Redeemed	(178,743)
Net increase in share transactions	1,762,740

Institutional Class
Issued	1,727,174
Issued to shareholders in reinvestment of distributions	483
Redeemed	(112,238)
Net increase in share transactions	1,615,419

See Notes to Financial Statements.
58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015
OPERATIONS
Net investment income	$4,673,044	$4,559,749
Net realized gain/(loss)	(1,400,622)	62,562,011
Net change in unrealized depreciation	(51,653,029)	(7,154,588)
Net increase/(decrease) in net assets resulting from operations	(48,380,607)	59,967,172

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	(333,339)	(519,202)
Institutional Class	(2,890,960)	(3,324,759)
Net realized gains on investments
Investor Class	(5,176,781)	(9,145,192)
Institutional Class	(25,904,418)	(39,074,979)
Net decrease in net assets from distributions	(34,305,498)	(52,064,132)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	22,706,144	27,042,166
Distributions reinvested	5,342,478	9,427,674
Cost of shares redeemed	(62,519,592)	(18,351,671)
Redemption fees	5,300	293
Net increase/(decrease) from capital shares transactions	(34,465,670)	18,118,462

Institutional Class
Proceeds from sales of shares	25,906,118	25,311,158
Distributions reinvested	25,634,915	36,728,280
Cost of shares redeemed	(87,311,199)	(43,279,215)
Redemption fees	8,941	1,597
Net increase/(decrease) from capital shares transactions	(35,761,225)	18,761,820

Net increase/(decrease) in net assets	(152,913,000)	44,783,322

NET ASSETS
Beginning of year	856,205,832	811,422,510
End of year*	$703,292,832	$856,205,832

*Including accumulated net investment income/(loss) of:	$286,799	$(181,274)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	7,180,441	8,289,054
Issued to shareholders in reinvestment of distributions	1,740,221	3,021,690
Redeemed	(19,692,604)	(5,468,291)
Net increase/(decrease) in share transactions	(10,771,942)	5,842,453

Institutional Class
Issued	8,230,251	7,532,407
Issued to shareholders in reinvestment of distributions	8,323,024	11,734,275
Redeemed	(28,793,205)	(13,091,622)

Net increase/(decrease) in share transactions	(12,239,930)	6,175,060

See Notes to Financial Statements.
Annual Report | April 30, 2016	59

Grandeur Peak International Stalwarts Fund	Statement of Changes in Net Assets

For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
OPERATIONS
Net investment income	$306,704
Net realized loss	(1,541,441)
Net change in unrealized appreciation	6,763,296
Net increase in net assets resulting from operations	5,528,559

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Institutional Class	(30,017)
Net decrease in net assets from distributions	(30,017)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	22,223,231
Cost of shares redeemed	(1,404,112)
Redemption fees	1,506
Net increase from capital shares transactions	20,820,625

Institutional Class
Proceeds from sales of shares	122,552,744
Distributions reinvested	29,459
Cost of shares redeemed	(7,803,828)
Redemption fees	297
Net increase from capital shares transactions	114,778,672

Net increase in net assets	141,097,839

NET ASSETS
Beginning of period	–
End of period*	$141,097,839

*Including accumulated net investment income of:	$628,490

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,133,944
Redeemed	(134,932)
Net increase in share transactions	1,999,012

Institutional Class
Issued	11,528,096
Issued to shareholders in reinvestment of distributions	2,720
Redeemed	(733,207)
Net increase in share transactions	10,797,609

See Notes to Financial Statements.
60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.51	$10.53	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.07	0.02	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.41)	1.22	0.58
Total income/(loss) from investment operations	(1.34)	1.24	0.53

DISTRIBUTIONS
From net investment income	–	(0.01)	–
From net realized gain on investments	(0.35)	(0.25)	–
Total distributions	(0.35)	(0.26)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (	b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.69)	0.98	0.53
NET ASSET VALUE, END OF PERIOD	$9.82	$11.51	$10.53

TOTAL RETURN	(11.62)%	12.06%	5.30%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$20,548	$39,896	$27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.77%	1.82%	2.01%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.77%	1.82%	1.95%(d)(e)
Net investment income/(loss)	0.69%	0.22%	(0.55)%(d)

PORTFOLIO TURNOVER RATE	40%	53%	26%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2016	61

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$11.52	$10.54	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.08	0.05	(0.03)
Net realized and unrealized gain/(loss) on investments	(1.40)	1.21	0.57
Total income/(loss) from investment operations	(1.32)	1.26	0.54

DISTRIBUTIONS
From net investment income	–	(0.03)	–
From net realized gain on investments	(0.35)	(0.25)	–
Total distributions	(0.35)	(0.28)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.67)	0.98	0.54
NET ASSET VALUE, END OF PERIOD	$9.85	$11.52	$10.54

TOTAL RETURN	(11.44)%	12.22%	5.40%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$349,493	$428,048	$255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.55%	1.58%	1.76%(d)	(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.55%	1.58%	1.70%(d)	(e)
Net investment income/(loss)	0.75%	0.43%	(0.37)%	(d)

PORTFOLIO TURNOVER RATE	40%	53%	26%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Micro Cap Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.02)
Net realized and unrealized gain on investments	0.40
Total income from investment operations	0.38

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)

INCREASE IN NET ASSET VALUE	0.38
NET ASSET VALUE, END OF PERIOD	$10.38

TOTAL RETURN	3.80% (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.30%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	2.00%(d)(e)
Net investment loss	(0.41)%(d)

PORTFOLIO TURNOVER RATE	8%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2016	63

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.43	$3.31	$2.77	$2.31	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.00 (b)	0.00 (b)	(0.00) (b)	0.00 (b)	(0.00)	(b)
Net realized and unrealized gain/(loss) on investments	(0.18)	0.35	0.67	0.51	0.31
Total income/(loss) from investment operations	(0.18)	0.35	0.67	0.51	0.31

DISTRIBUTIONS
From net investment income	(0.00) (b)	(0.01)	–	(0.01)	–
From net realized gain on investments	(0.24)	(0.22)	(0.13)	(0.04)	–
Total distributions	(0.24)	(0.23)	(0.13)	(0.05)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.42)	0.12	0.54	0.46	0.31
NET ASSET VALUE, END OF PERIOD	$3.01	$3.43	$3.31	$2.77	$2.31

TOTAL RETURN	(5.03)%	11.09%	24.31%	22.34%	15.50%	(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$173,156	$201,462	$216,247	$132,384	$73,154

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.62%	1.62%	1.68%	1.76%	2.30%	(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.62%	1.62%	1.68%	1.75%	1.75%	(d)
Net investment income/(loss)	0.06%	0.12%	(0.15)%	0.19%	(0.04)%	(d)

PORTFOLIO TURNOVER RATE	32%	37%	38%	35%	42%	(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
64	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$3.46	$3.34	$2.79	$2.32	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.00 (b)	0.01	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.19)	0.34	0.68	0.52	0.32
Total income/(loss) from investment operations	(0.18)	0.35	0.68	0.53	0.32

DISTRIBUTIONS
From net investment income	(0.01)	(0.01)	(0.00) (b)	(0.02)	–
From net realized gain on investments	(0.24)	(0.22)	(0.13)	(0.04)	–
Total distributions	(0.25)	(0.23)	(0.13)	(0.06)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.43)	0.12	0.55	0.47	0.32
NET ASSET VALUE, END OF PERIOD	$3.03	$3.46	$3.34	$2.79	$2.32

TOTAL RETURN	(5.12)%	11.20%	24.67%	22.86%	16.00%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$452,030	$526,394	$492,869	$217,953	$77,737

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.38%	1.38%	1.44%	1.51%	2.03%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.38%	1.38%	1.44%	1.50%	1.50%(d)
Net investment income	0.30%	0.35%	0.08%	0.37%	0.40%(d)

PORTFOLIO TURNOVER RATE	32%	37%	38%	35%	42%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2016	65

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$13.65	$12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	0.00 (b)	(0.02)
Net realized and unrealized gain/(loss) on investments	(0.89)	1.37	2.54
Total income/(loss) from investment operations	(0.88)	1.37	2.52

DISTRIBUTIONS
From net investment income	(0.01)	(0.01)	(0.02)
From net realized gain on investments	(0.45)	(0.14)	(0.08)
Total distributions	(0.46)	(0.15)	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	(1.34)	1.22	2.43
NET ASSET VALUE, END OF PERIOD	$12.31	$13.65	$12.43

TOTAL RETURN	(6.45)%	11.09%	25.31%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$66,984	$87,354	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.60%	1.60%	1.91%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.60%	1.60%	1.60%(d)(e)
Net investment income/(loss)	0.10%	0.03%	(0.17)%(d)

PORTFOLIO TURNOVER RATE	46%	46%	39%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
66	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$13.66	$12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.03	0.02
Net realized and unrealized gain/(loss) on investments	(0.89)	1.37	2.52
Total income/(loss) from investment operations	(0.85)	1.40	2.54

DISTRIBUTIONS
From net investment income	(0.03)	(0.02)	(0.04)
From net realized gain on investments	(0.45)	(0.14)	(0.08)
Total distributions	(0.48)	(0.16)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(1.33)	1.24	2.42
NET ASSET VALUE, END OF PERIOD	$12.33	$13.66	$12.42

TOTAL RETURN	(6.18)%	11.41%	25.45%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$221,759	$260,239	$88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.35%	1.35%	1.75%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%	1.35%	1.35%(d)(e)
Net investment income	0.34%	0.23%	0.21%(d)

PORTFOLIO TURNOVER RATE	46%	46%	39%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2016	67

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.00 (b)
Net realized and unrealized gain on investments	0.85

Total income from investment operations	0.85

DISTRIBUTIONS
From net investment income	(0.00) (b)
From net realized gain on investments	(0.00) (b)

Total distributions	(0.00) (b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)

INCREASE IN NET ASSET VALUE	0.85

NET ASSET VALUE, END OF PERIOD	$10.85

TOTAL RETURN	8.55%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	2.06%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%(d)(e)
Net investment income	0.00%(d)(f)

PORTFOLIO TURNOVER RATE	24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

See Notes to Financial Statements.
68	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02
Net realized and unrealized gain on investments	0.85

Total income from investment operations	0.87

DISTRIBUTIONS
From net investment income	(0.00) (b)
From net realized gain on investments	(0.00) (b)

Total distributions	(0.00) (b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)

INCREASE IN NET ASSET VALUE	0.87

NET ASSET VALUE, END OF PERIOD	$10.87

TOTAL RETURN	8.76%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.86%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.10%(d)(e)
Net investment income	0.22%(d)

PORTFOLIO TURNOVER RATE	24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2016	69

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$3.42	$3.41	$2.83	$2.29	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.01	0.00 (b)
Net realized and unrealized gain/(loss) on investments	(0.20)	0.21	0.68	0.55	0.29

Total income/(loss) from investment operations	(0.19)	0.22	0.69	0.56	0.29

DISTRIBUTIONS
From net investment income	(0.01)	(0.01)	(0.02)	(0.01)	–
From net realized gain on investments	(0.13)	(0.20)	(0.09)	(0.01)	–

Total distributions	(0.14)	(0.21)	(0.11)	(0.02)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.33)	0.01	0.58	0.54	0.29

NET ASSET VALUE, END OF PERIOD	$3.09	$3.42	$3.41	$2.83	$2.29

TOTAL RETURN	(5.53)%	7.25%	24.59%	24.57%	14.50%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$123,922	$173,842	$153,296	$96,550	$9,274

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.62%	1.62%	1.73%	1.88%	2.94%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.62%	1.62%	1.73%	1.75%	1.75%(d)
Net investment income	0.45%	0.37%	0.20%	0.26%	0.33%(d)

PORTFOLIO TURNOVER RATE	34%	36%	37%	52%	24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
70	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$3.43	$3.42	$2.84	$2.29	$2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.02	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	(0.20)	0.21	0.69	0.57	0.28

Total income/(loss) from investment operations	(0.18)	0.23	0.70	0.58	0.29

DISTRIBUTIONS
From net investment income	(0.01)	(0.02)	(0.03)	(0.02)	–
From net realized gain on investments	(0.13)	(0.20)	(0.09)	(0.01)	–

Total distributions	(0.14)	(0.22)	(0.12)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	(0.32)	0.01	0.58	0.55	0.29

NET ASSET VALUE, END OF PERIOD	$3.11	$3.43	$3.42	$2.84	$2.29

TOTAL RETURN	(5.02)%	7.41%	24.70%	25.11%	14.50%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$579,371	$682,364	$658,127	$250,962	$55,458

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.38%	1.38%	1.46%	1.59%	2.50%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.38%	1.38%	1.46%	1.50%	1.50%(d)
Net investment income	0.65%	0.61%	0.42%	0.51%	0.56%(d)

PORTFOLIO TURNOVER RATE	34%	36%	37%	52%	24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2016	71

Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.03
Net realized and unrealized gain on investments	0.99

Total income from investment operations	1.02

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)

INCREASE IN NET ASSET VALUE	1.02

NET ASSET VALUE, END OF PERIOD	$11.02

TOTAL RETURN	10.20%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.45%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%(d)(e)
Net investment income	0.44%(d)

PORTFOLIO TURNOVER RATE	59%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
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Grandeur Peak International Stalwarts Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04
Net realized and unrealized gain on investments	0.99

Total income from investment operations	1.03

DISTRIBUTIONS
From net investment income	(0.00) (b)

Total distributions	(0.00) (b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)

INCREASE IN NET ASSET VALUE	1.03

NET ASSET VALUE, END OF PERIOD	$11.03

TOTAL RETURN	10.34%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.20%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.10%(d)(e)
Net investment income	0.60%(d)

PORTFOLIO TURNOVER RATE	59%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.
Annual Report | April 30, 2016	73

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund (individually a “Fund” and collectively, the “Funds”). The Funds seek long-term growth of capital. The Funds offer Investor Class (except the Grandeur Peak Global Micro Cap Fund) and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a fair value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Grandeur Peak Global Advisors, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of April 30, 2016:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks	338,033,705	–	–	338,033,705
Preferred Stocks	2,077,621	–	–	2,077,621

Total	$340,111,326	$–	$–	$340,111,326

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Micro Cap Fund
Common Stocks
Britain	$2,057,486	$101,686	$–	$2,159,172
Other	28,055,159	–	–	28,055,159

Total	$30,112,645	$101,686	$–	$30,214,331

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Opportunities Fund
Common Stocks	610,599,194	–	–	610,599,194
Preferred Stocks	1,544,142	–	–	1,544,142

Total	$612,143,336	$–	$–	$612,143,336

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Reach Fund
Common Stocks
Britain	$16,994,858	$273,633	$–	$17,268,491
Spain	–	–	1	1
Other	264,347,577	–	–	264,347,577
Preferred Stocks	1,131,137	–	–	1,131,137

Total	$282,473,572	$273,633	$1	$282,747,206

Annual Report | April 30, 2016	75

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Stalwarts Fund
Common Stocks	33,968,882	–	–	33,968,882
Preferred Stocks	305,635	–	–	305,635

Total	$34,274,517	$–	$–	$34,274,517

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak International Opportunities Fund
Common Stocks	663,932,322	–	–	663,932,322
Preferred Stocks	2,642,900	–	–	2,642,900

Total	$666,575,222	$–	$–	$666,575,222

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak International Stalwarts Fund
Common Stocks	129,628,646	–	–	129,628,646
Preferred Stocks	1,671,187	–	–	1,671,187

Total	$131,299,833	$–	$–	$131,299,833

The Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of April 30, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of April 30, 2015.

The Grandeur Peak Emerging Markets Opportunities Fund had the following transfers in Level 1 from Level 2 at April 30, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$ 173,655,991	$ –	$ –	$ (173,655,991)

Total	$ 173,655,991	$ –	$ –	$ (173,655,991)

The Grandeur Peak Global Opportunities Fund had the following transfers in Level 1 from Level 2 at April 30, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$ 237,464,550	$ –	$ –	$ (237,464,550)

Total	$ 237,464,550	$ –	$ –	$ (237,464,550)

The Grandeur Peak Global Reach Fund had the following transfers in Level 1 from Level 2 at April 30, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$ 95,962,785	$ –	$ –	$ (95,962,785)

Total	$ 95,962,785	$ –	$ –	$ (95,962,785)

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

The Grandeur Peak International Opportunities Fund had the following transfers in Level 1 from Level 2 at April 30, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$ 350,268,416	$ –	$ –	$ (350,268,416)

Total	$ 350,268,416	$ –	$ –	$ (350,268,416)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stocks	Total

Balance as of April 30, 2015	$1,654,510	$1,654,510
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(780,910)	(780,910)
Change in Unrealized Appreciation/(Depreciation)	(140,396)	(140,396)
Purchases	–	–
Sales Proceeds	(733,204)	(733,204)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–

Balance as of April 30, 2016	$–	$–

Net change in unrealized Appreciation/(Depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2016	$–	$–

Grandeur Peak Global Opportunities Fund	Common Stocks	Total

Balance as of April 30, 2015	$2,538,049	$2,538,049
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(1,387,639)	(1,387,639)
Change in Unrealized Appreciation/(Depreciation)	(27,697)	(27,697)
Purchases	–	–
Sales Proceeds	(1,122,713)	(1,122,713)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–

Balance as of April 30, 2016	$–	$–

Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2016	$–	$–

Grandeur Peak Global Reach Fund	Common Stocks	Total

Balance as of April 30, 2015	$706,018	$706,018
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(398,540)	(398,540)
Change in Unrealized Appreciation/(Depreciation)	(122,267)	(122,267)
Purchases	718,715	718,715
Sales Proceeds	(313,404)	(313,404)
Transfer into Level 3	–	–
Transfer out of Level 3	(590,521)	(590,521)

Balance as of April 30, 2016	$1	$1

Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2016	$–	$–

Annual Report | April 30, 2016	77

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

Grandeur Peak International Opportunities Fund	Common Stocks	Total

Balance as of April 30, 2015	$2,070,865	$2,070,865
Accrued Discount/Premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(1,179,637)	(1,179,637)
Change in Unrealized Appreciation/(Depreciation)	23,304	23,304
Purchases	–	–
Sales Proceeds	(914,532)	(914,532)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–

Balance as of April 30, 2016	$–	$–

Net change in unrealized Appreciation/(Depreciation) included in the Statement of Operations attributable to Level 3 investments held at April 30, 2016	$–	$–

Change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Operations under Net change in unrealized appreciation/(depreciation) on investments. Realized gain (loss) on Level 3 securities is included on the Statements of Operations under Net realized gain/(loss) on investments. Due to the ability to obtain a closing market price within an active market for a security that previously had no market to trade, the security was transferred to level 1 for all Funds.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. Cash balances in the BBH CMS are included on the Statements of Assets and Liabilities under Cash and Foreign Cash, at Value. As of April 30, 2016, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$29,288,198
Grandeur Peak Global Micro Cap Fund	531,990
Grandeur Peak Global Opportunities Fund	12,011,334
Grandeur Peak Global Reach Fund	5,559,837
Grandeur Peak Global Stalwarts Fund	2,062,563
Grandeur Peak International Opportunities Fund	28,609,396
Grandeur Peak International Stalwarts Fund	6,319,568

As of April 30, 2016, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$119
Grandeur Peak Global Micro Cap Fund	30,680
Grandeur Peak Global Opportunities Fund	798,615
Grandeur Peak Global Reach Fund	340,567
Grandeur Peak Global Stalwarts Fund	11,808
Grandeur Peak International Opportunities Fund	806,918
Grandeur Peak International Stalwarts Fund	16,794

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. Amounts amortized during the period ended April 30, 2016 for the Grandeur Peak Micro Cap Fund, Grandeur Peak Global Stalwarts Fund, and Grandeur Peak International Stalwarts Fund are shown on the Statements of Operations. As of April 30, 2016, the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund fully amortized all offering costs.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Stalwarts Fund, and the Grandeur Peak International Stalwarts Fund had a liability for unrecognized capital gains tax in the amount of $67,101, $24,016, and $132,482 respectively. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

Annual Report | April 30, 2016	79

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and are primarily attributed to the differing book/tax treatment of foreign currency transactions, non-deductible expenses, PFIC investments, book/tax distribution differences and certain other investments. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Grandeur Peak Emerging Markets Opportunities Fund	$84,013	$(662,562)	$578,549
Grandeur Peak Global Micro Cap Fund	(55,641)	45,903	9,738
Grandeur Peak Global Opportunities Fund	909,015	(332,520)	(576,495)
Grandeur Peak Global Reach Fund	104,299	(201,928)	97,629
Grandeur Peak Global Stalwarts Fund	(32,737)	95,321	(62,584)
Grandeur Peak International Opportunities Fund	570,787	(980,672)	409,885
Grandeur Peak International Stalwarts Fund	(32,313)	351,803	(319,490)

The Grandeur Peak Global Micro Cap Fund included the amounts reclassified was a net operating loss offset of $40,367.

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$40,349,756	$(52,391,592)	$(50,219)	$(12,092,055)	$352,153,162
Grandeur Peak Global Micro Cap Fund	3,087,136	(1,716,239)	4,346	1,375,243	28,843,434
Grandeur Peak Global Opportunities Fund	139,406,464	(65,299,348)	10,309	74,117,425	538,036,220
Grandeur Peak Global Reach Fund	44,139,437	(31,398,558)	12,631	12,753,510	270,006,327
Grandeur Peak Global Stalwarts Fund	3,186,587	(1,040,392)	(20,906)	2,125,289	32,128,322
Grandeur Peak International Opportunities Fund	134,047,172	(64,526,244)	54,330	69,575,258	597,054,294
Grandeur Peak International Stalwarts Fund	10,903,498	(4,236,737)	(114,036)	6,552,725	124,633,072

Components of Earnings: As of April 30, 2016, components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation) on Investments and Foreign Currency	Total Distributable Earnings
Grandeur Peak Emerging Markets Opportunities Fund	$895,515	$(13,049,943)	$(12,092,055)	$(24,246,483)
Grandeur Peak Global Micro Cap Fund	–	(81,278)	1,375,243	1,293,965
Grandeur Peak Global Opportunities Fund	–	–	74,117,425	74,117,425
Grandeur Peak Global Reach Fund	–	(12,173,420)	12,753,510	580,090
Grandeur Peak Global Stalwarts Fund	108,751	(229,107)	2,125,289	2,004,933
Grandeur Peak International Opportunities Fund	1,028,951	(1,069,931)	69,575,258	69,534,278
Grandeur Peak International Stalwarts Fund	628,490	(1,650,360)	6,552,725	5,530,855

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

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Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$37	$13,091,570
Grandeur Peak Global Micro Cap Fund	–	–
Grandeur Peak Global Opportunities Fund	4,220,786	45,472,588
Grandeur Peak Global Reach Fund	4,111,213	7,292,064
Grandeur Peak Global Stalwarts Fund	12,473	–
Grandeur Peak International Opportunities Fund	5,508,633	28,796,865
Grandeur Peak International Stalwarts Fund	30,017	–

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$10,934,864	$44,691
Grandeur Peak Global Opportunities Fund	9,456,832	37,925,629
Grandeur Peak Global Reach Fund	3,157,372	885,418
Grandeur Peak International Opportunities Fund	19,542,293	32,521,839

As of April 30, 2016, the following Funds had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The following losses will be carried forward indefinitely to offset future realized gains:

Fund	Short-Term	Long-Term
Grandeur Peak Emerging Markets Opportunities	$4,370,674	$–
Grandeur Peak International Opportunities	161,958	–
Grandeur Peak International Stalwarts	8,620	–

The Fund elects to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016 in the amount of:

Fund	Capital Losses Recognized
Grandeur Peak Emerging Markets Opportunities	$8,679,269
Grandeur Peak Global Micro Cap	81,278
Grandeur Peak Global Reach	12,173,420
Grandeur Peak Global Stalwarts	229,107
Grandeur Peak International Opportunities	907,973
Grandeur Peak International Stalwarts	1,641,740

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the year ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Grandeur Peak Emerging Markets Opportunities Fund	$145,096,371	$170,867,458
Grandeur Peak Global Micro Cap Fund	30,761,668	1,850,649
Grandeur Peak Global Opportunities Fund	208,367,901	274,322,261
Grandeur Peak Global Reach Fund	142,356,988	174,573,388
Grandeur Peak Global Stalwarts Fund	38,014,050	5,616,546
Grandeur Peak International Opportunities Fund	243,622,862	312,361,003
Grandeur Peak International Stalwarts Fund	175,332,106	49,048,679

Annual Report | April 30, 2016	81

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the share do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the year ended April 30, 2016 and the year ended April 30, 2015, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Micro Cap Fund	1.50%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%
Grandeur Peak International Opportunities Fund	1.25%
Grandeur Peak International Stalwarts Fund	0.80%

The Adviser has contractually agreed to limit certain of each Funds’ expenses. The following table reflects the Funds’ expense cap.

Fund	Expense Cap	Term of Expense Limit Agreements
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	1.95%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.70%	June 10, 2014 – August 31, 2015
Grandeur Peak Global Micro Cap Fund
Investor Class	2.25%	June 29, 2015 – August 31, 2016
Institutional Class	2.00%
Grandeur Peak Global Opportunities Fund
Investor Class	1.75%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.50%	June 10, 2014 – August 31, 2015
Grandeur Peak Global Reach Fund
Investor Class	1.60%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.35%	June 10, 2014 – August 31, 2015
Grandeur Peak Global Stalwarts Fund
Investor Class	1.35%	June 29, 2015 – August 31, 2016
Institutional Class	1.10%
Grandeur Peak International Opportunities Fund
Investor Class	1.75%	September 1, 2015 – August 31, 2016 /
Institutional Class	1.50%	June 10, 2014 – August 31, 2015
Grandeur Peak International Stalwarts Fund
Investor Class	1.35%	June 29, 2015 – August 31, 2016
Institutional Class	1.10%

Pursuant to these agreements, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense

82	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. Fees waived/reimbursed by adviser for the year ended April 30, 2016 are disclosed in the Statements of Operations.

For the year ended April 30, 2016, the fee waivers/reimbursements and/or recoupments were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Micro Cap Fund
Investor Class	$–	$–
Institutional Class	44,561	–
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$45,810
Institutional Class	–	98,314
Grandeur Peak Global Stalwarts Fund
Investor Class	$56,762	$–
Institutional Class	55,389	–
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$7,314	$–
Institutional Class	44,153	–
As of April 30, 2016, the balances of recoupable expenses for each Fund were as follows:
Fund	Expires 2019	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Micro Cap Fund
Institutional Class	$44,561	$44,561
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Reach Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak Global Stalwarts Fund
Investor Class	$56,762	$56,762
Institutional Class	55,389	55,389
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–
Institutional Class	–	–
Grandeur Peak International Stalwarts Fund
Investor Class	$7,314	$7,314
Institutional Class	44,153	44,153

Annual Report | April 30, 2016	83

Grandeur Peak Funds®	Notes to Financial Statements
April 30, 2016

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (Rule 12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include the Distributor, other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statements of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

84	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund, six of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statements of operations for the year then ended (as to the Grandeur Peak Global Micro Cap Fund, for the period from October 21, 2015 (commencement of operations) to April 30, 2016; and as to the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund, for the period from September 2, 2015 (commencement of operations) to April 30, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to the Grandeur Peak Global Micro Cap Fund, for the period from October 21, 2015 (commencement of operations) to April 30, 2016; and as to the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund, for the period from September 2, 2015 (commencement of operations) to April 30, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Micro Cap Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, Grandeur Peak Global Stalwarts Fund, Grandeur Peak International Opportunities Fund, and Grandeur Peak International Stalwarts Fund of Financial Investors Trust as of April 30, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

Annual Report | April 30, 2016	85

Grandeur Peak Funds®	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for distributions made during the fiscal year ended April 30, 2016:

	Foreign Taxes Paid	Foreign Source Income
Global Opportunities Fund	$829,096	$9,251,144
International Opportunities Fund	$1,392,363	$14,683,836
Global Reach Fund	$429,369	$5,830,986
Emerging Markets Opportunities Fund	$919,008	$9,251,208
Global Micro Cap Fund	$21,008	$173,486
Global Stalwarts Fund	$15,260	$119,152
International Stalwarts Fund	$86,112	$627,502

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Global Opportunities Fund	26.08%	100%
International Opportunities Fund	–	100%
Global Reach Fund	–	81.42%
Emerging Markets Opportunities Fund	–	–
Global Micro Cap Fund	–	–
Global Stalwarts Fund	60.19%	100%
International Stalwarts Fund	–	51.24%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the following as long-term capital gain dividends:

Long-term Capital Gain
Global Opportunities Fund	$45,472,588
International Opportunities Fund	$28,796,865
Global Reach Fund	$7,292,064
Emerging Markets Opportunities Fund	$13,091,570
Global Micro Cap Fund	–
Global Stalwarts Fund	–
International Stalwarts Fund	–

The amounts above include $816,953 of earnings and profits distributed to shareholders on redemptions for the Global Opportunities Fund. All other funds did not include redemptions to shareholders as distributions of earnings and profit.

86	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-377-PEAK.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Annual Report | April 30, 2016	87

Grandeur Peak Funds®	Trustees and Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

88	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report | April 30, 2016	89

Grandeur Peak Funds®	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

90	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011- 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and/or Officer serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which Grandeur Peak Global Advisors LLC provides investment advisory services (currently none).

Annual Report | April 30, 2016	91

  Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com

Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

PATHWAY
ADVISORS FUNDS
ANNUAL
April 30, 2016
Pathway Advisors Conservative Fund | PWCNX
Pathway Advisors Aggressive Growth Fund | PWAGX

Pathway Advisors Funds	Shareholder Letter
April 30, 2016 (Unaudited)

May 18, 2016

Dear Shareholder:

Below is a table of our year-to-date and one year performance as of 4/30/16. We’ve also included the annualized since inception return through the same period

	Calendar YTD	One Year	Since Inception
Pathway Advisors Conservative	1.49%	-2.63%	2.55%
Pathway Advisors Aggressive Growth	1.97%	-5.43%	6.94%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may not be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

Hanson McClain, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue or modify this waiver without the approval by the Fund’s Board of Trustees.

The factors that helped the Aggressive fund the most for the last year were exposure to liquid alternatives, fixed income exposure, and some individual manager performance. The factors that helped the Conservative fund the most for the last year were domestic equities, liquid alternatives, and our balanced exposure. The first four months of the year have been a roller-coaster ride, first with concerns of China’s economy and capital markets and a glut of oil supply that saw oil prices briefly trade in the mid-$20’s per barrel, and second as the Federal Reserve (the “Fed”) walked back or talked down its need to raise rates in the immediate future. This along with oil prices and high yield spreads coming back down gave room for investors to regain some confidence in the equity markets and the diminishing prospect of a recession. The bounce back in commodity prices also saw a welcome decline in the US dollar relative to other currencies. This is both welcome to multinational corporations that translate much of their profits back to dollars as well as for investors in overseas markets. While the concerns of slower global growth have not abated recently, there does seem to be a more dovish tone with the Federal Reserve as it relates to the timing and extent of future rate hikes. Higher consumer prices and, particularly, higher wage growth will need to be robust enough to warrant hikes, given that much of the developed and emerging world is dealing with very slow growth, and in several cases, negative interest rates. With oil prices now back up near $50 per barrel and retail sales showing signs of weakness, a Fed that is more apt to keep rates lower for longer may be necessary should domestic growth slow further.

Annual Report | April 30, 2016	1

Pathway Advisors Funds	Shareholder Letter
April 30, 2016 (Unaudited)

Adding to the uncertainty this year also is the path of Donald Trump as the presumptive GOP nominee and the prolonged battle between democratic presumptive nominee Hillary Clinton and Bernie Sanders. There is an aura of populism and “anti-establishment” that is in the air, not only in our country, but also in several places overseas. To the extent that trade agreements, that have long been a part of several integrated economies, are possibly put at risk of breaking or being renegotiated, this will only add to the unusual uncertainty that we are experiencing. Added still are concerns about aging demographics in the developed world and the battle between social policies to raise wages and the ability for companies to use more automation, there is the potential for the income gap to actually widen instead of shrinking. This fuels the angst and discontent of many, but without really addressing how the problem is solved. Most of the world is not growing fast enough and is not financially healthy enough to bridge this gap via social policy on the public side or via higher demand of labor and higher employment participation on the private side. Countries are dealing with debt servicing, budget balancing, and pension reforms on the fiscal side while central banks, with the exception of the US, have coordinated monetary policies that have encouraged monetary expansion and currency devaluation. A large exodus of middle-eastern refugees and the spread of ISIS have also added complexity to the situation in Europe while Japan is still struggling to combat deflation after several years of getting no traction.

For US investors, while yields seem paltry at 1.8% to go out 10 years on a government bond, these yields are actually quite attractive on a relative basis compared to the rest of the world. Yield seekers, have in some cases, reached for yield in much riskier asset classes, whether out of choice or a feeling of necessity to augment income. These asset classes have had exposure to falling energy prices, in the case of Master Limited Partnerships, higher valuations, in the case of some Real Estate Investment Trusts and many dividend-paying equities, or higher credit risk, in the case of high yield bonds and bank loans. The higher risk relative to things like Certificate of Deposits or high quality corporate bonds is massive. We continue to caution investors to stick with their financial plan and allocating to asset classes in a portfolio that is representative of their willingness and capacity to bear risk. While periods of high uncertainty lend themselves to higher volatility and higher correlations of risky asset classes, we believe that diversification of asset classes is still paramount and that discipline to sticking to one’s investment objective and risk profile will add more to investor’s returns than trying to time in and out of asset classes, based on emotions. We continue to appreciate your confidence and trust in the management of your assets.

Sincerely,

David Schauer

Chief Investment Officer

The views of Hanson McClain, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Hanson McClain, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

2	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Shareholder Letter
April 30, 2016 (Unaudited)

The Pathway Advisors Aggressive Growth Fund invests in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments, exposes an underlying fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

The Pathway Advisors Conservative Fund invests in underlying funds that invest long or short in fixed-income securities subjects the Fund to additional risks that include credit risk, interest risk, maturity risk, investment-grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The Pathway Advisors Funds are distributed by ALPS Distributors, Inc.

The Pathway Advisors Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives.

Diversification does not assure a profit or protect against a loss.

Annual Report | April 30, 2016	3

Pathway Advisors Conservative Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return for the period ended April 30, 2016

	Calendar YTD	One Year	Three Years	Since Inception*
Pathway Advisors Conservative Fund	1.49%	-2.63%	1.03%	2.55%
S&P 500® Total Return Index[1]	1.74%	1.21%	11.26%	13.64%
Russell 2000® Index[3]	0.03%	-5.94%	7.53%	11.51%
Barclays Capital U.S. Aggregate Bond Index[2]	3.43%	2.72%	2.29%	2.20%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Performance Update
April 30, 2016 (Unaudited)

Growth of $10,000 for the period ended April 30, 2016

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 4/30/16. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Annual Report | April 30, 2016	5

Pathway Advisors Conservative Fund	Performance Update
April 30, 2016 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
iShares® Core U.S. Aggregate Bond ETF	20.01%
DoubleLine Total Return Bond Fund - Class I	13.72%
Metropolitan West Total Return Bond Fund - Class I	12.12%
Vanguard® Total Stock Market ETF	11.25%
Hartford World Bond Fund - Class Y	7.98%
Goldman Sachs Strategic Income Fund - Institutional Class	6.07%
Loomis Sayles Bond Fund - Institutional Class	5.01%
Ivy High Income Fund - Class I	4.01%
Vanguard® Global Minimum Volatility Fund - Class Admiral	4.00%
Vanguard® Wellington Fund - Class Admiral	3.01%
Top Ten Holdings	87.18%

Portfolio Allocation (as a % of Net Assets as of April 30, 2016)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

6	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2016 (Unaudited)

Cumulative Total Return for the period ended April 30, 2016

	Calendar YTD	One Year	Three Years	Since Inception*
Pathway Advisors Aggressive Growth Fund	1.97%	-5.43%	3.76%	6.94%
MSCI EAFE® Index[1]	-0.20%	-9.32%	1.48%	7.31%
S&P 500® Total Return Index[2]	1.74%	1.21%	11.26%	13.64%
Russell 2000® Index[3]	0.03%	-5.94%	7.53%	11.51%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of Developed Market countries. The index includes reinvestment of dividends, net of foreign withholding taxes. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Annual Report | April 30, 2016	7

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2016 (Unaudited)

Growth of $10,000 for the period ended April 30, 2016

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception 4/30/16. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

8	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
April 30, 2016 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
Vanguard® Total Stock Market ETF	31.53%
Vanguard® S&P 500® ETF	10.02%
Vanguard® Global Minimum Volatility Fund - Class Admiral	8.97%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	8.03%
Principal MidCap Fund - Institutional Class	6.13%
Vanguard® High Dividend Yield ETF	4.00%
Deutsche Global Infrastructure Fund - Institutional Class	3.98%
iShares® MSCI EAFE Small-Cap ETF	3.92%
Vanguard® FTSE Emerging Markets ETF	3.08%
iShares® MSCI Emerging Markets Minimum Volatility ETF	3.04%
Top Ten Holdings	82.70%

Portfolio Allocation (as a % of Net Assets as of April 30, 2016)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2016	9

Pathway Advisors Funds	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2015 through April 30, 2016.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing the ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Expense Ratio(a)	Expenses Paid During Period 11/01/15- 04/30/16(b)
Pathway Advisors Conservative Fund
Actual	$1,000.00	$997.10	1.88%	$9.34
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.51	1.88%	$9.42
Pathway Advisors Aggressive Growth Fund
Actual	$1,000.00	$994.80	1.88%	$9.32
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.51	1.88%	$9.42

(a)	Annualized, based on the Funds’ most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

10	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Portfolio of Investments
April 30, 2016

Description		Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (1.14%)
Stone Ridge Reinsurance Risk Premium Interval Fund		31,188	$319,990

TOTAL CLOSED-END MUTUAL FUNDS (Cost $315,000)			319,990

EXCHANGE TRADED FUNDS (33.24%)
iShares® Core U.S. Aggregate Bond ETF		50,645	5,616,024
Vanguard® High Dividend Yield ETF		8,000	556,320
Vanguard® Total Stock Market ETF		29,934	3,158,336

TOTAL EXCHANGE TRADED FUNDS (Cost $9,294,317)			9,330,680

OPEN-END MUTUAL FUNDS (64.96%)
AQR Style Premia Alternative Fund - Class I		29,762	301,786
Catalyst Hedged Futures Strategy Fund - Class I		51,636	575,225
Deutsche Global Infrastructure Fund - Institutional Class		61,147	839,554
DoubleLine Total Return Bond Fund - Class I		354,535	3,850,248
Goldman Sachs Strategic Income Fund - Institutional Class		180,015	1,702,941
Hartford World Bond Fund - Class Y		217,324	2,240,615
Ivy High Income Fund - Class I		158,269	1,126,875
LoCorr Market Trend Fund - Class I(a)		24,917	294,767
Loomis Sayles Bond Fund - Institutional Class		104,239	1,407,222
Metropolitan West Total Return Bond Fund - Class I		313,372	3,403,215
Putnam Capital Spectrum Fund - Class Y		16,182	524,956
Vanguard® Global Minimum Volatility Fund - Class Admiral		49,015	1,122,938
Vanguard® Wellington Fund - Class Admiral		12,930	844,047

TOTAL OPEN-END MUTUAL FUNDS (Cost $18,524,987)			18,234,389

7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.49%)
Dreyfus Cash Management, Institutional Shares	0.299%	136,225	136,225

TOTAL SHORT TERM INVESTMENTS (Cost $136,225)			136,225

TOTAL INVESTMENTS (99.83%) (Cost $28,270,529)			$28,021,284

Other Assets In Excess Of Liabilities (0.17%)			47,459

NET ASSETS (100.00%)			$28,068,743

Common Abbreviations:

AQR - AQR Capital Management LLC.

See Notes to Financial Statements.
Annual Report | April 30, 2016	11

Pathway Advisors Aggressive Growth Fund	Portfolio of Investments
April 30, 2016

Description		Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (2.37%)
Stone Ridge Reinsurance Risk Premium Interval Fund		74,257	$761,881

TOTAL CLOSED-END MUTUAL FUNDS (Cost $750,000)			761,881

EXCHANGE TRADED FUNDS (63.60%)
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF		62,000	2,584,160
iShares® MSCI EAFE Small-Cap ETF		25,000	1,259,750
iShares® MSCI Emerging Markets Minimum Volatility ETF		19,000	977,740
Vanguard® FTSE Emerging Markets ETF		28,336	989,776
Vanguard® High Dividend Yield ETF		18,500	1,286,490
Vanguard® S&P 500® ETF		17,040	3,224,309
Vanguard® Total Stock Market ETF		96,137	10,143,416

TOTAL EXCHANGE TRADED FUNDS (Cost $20,320,761)			20,465,641

OPEN-END MUTUAL FUNDS (33.49%)
361 Managed Futures Fund - Class I(a)		27,545	296,383
AQR Style Premia Alternative Fund - Class I		93,838	951,513
Boston Partners Long/Short Equity Fund - Institutional Class		33,576	666,156
Catalyst Hedged Futures Strategy Fund - Class I		52,902	589,329
Deutsche Global Infrastructure Fund - Institutional Class		93,246	1,280,269
Ivy High Income Fund - Class I		126,528	900,882
LoCorr Market Trend Fund - Class I(a)		52,036	615,584
Principal MidCap Fund - Institutional Class		92,919	1,972,668
Putnam Capital Spectrum Fund - Class Y		18,957	614,971
Vanguard® Global Minimum Volatility Fund - Class Admiral		125,980	2,886,202

TOTAL OPEN-END MUTUAL FUNDS (Cost $11,017,630)			10,773,957

7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.83%)
Dreyfus Cash Management, Institutional Shares	0.299%	266,681	266,681

TOTAL SHORT TERM INVESTMENTS (Cost $266,681)			266,681

TOTAL INVESTMENTS (100.29%) (Cost $32,355,072)			$32,268,160
Liabilities in Excess of Other Assets (-0.29%)			(92,987)

NET ASSETS (100.00%)			$32,175,173

(a)	Non-income producing security.

12	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Portfolio of Investments
April 30, 2016

Common Abbreviations:

AQR - AQR Capital Management LLC.

EAFE - Europe, Australia, and Fare East.

FTSE - Financial Times and Stock Exchange.

MSCI - Morgan Stanley Capital International.

S&P - Standard & Poor’s.

See Notes to Financial Statements.

Annual Report | April 30, 2016	13

Pathway Advisors Funds	Statements of Assets and Liabilities
April 30, 2016

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund

ASSETS
Investments, at value	$28,021,284	$32,268,160
Receivable for investments sold	110,441	–
Dividends receivable	19,626	82
Other assets	3,739	3,913

Total assets	28,155,090	32,272,155

LIABILITIES
Investment advisory fees payable	13,877	18,003
Distributions and service fees payable	39,766	44,750
Payable for trustee fees and expenses	190	212
Payable for chief compliance officer fees	1,617	1,810
Payable for principal financial officer fees	393	440
Payable for administration fees	8,136	9,166
Payable for transfer agency fees	4,479	4,773
Payable for professional fees	15,554	15,602
Payable for custody fees	941	1,085
Payable for reports to shareholders	522	588
Accrued expenses and other liabilities	872	553

Total liabilities	86,347	96,982

NET ASSETS	$28,068,743	$32,175,173

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$29,090,774	$33,837,418
Accumulated net investment income	–	23,710
Accumulated net realized loss	(772,786)	(1,599,043)
Net unrealized depreciation	(249,245)	(86,912)

NET ASSETS	$28,068,743	$32,175,173

INVESTMENTS, AT COST	$28,270,529	$32,355,072

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$10.24	$11.40
Net Assets	$28,068,743	$32,175,173
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,742,151	2,821,309

See Notes to Financial Statements.
14	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Statements of Operations
For the Year Ended April 30, 2016

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund

INVESTMENT INCOME
Dividends from other investment companies	$804,241	$854,565

Total investment income	804,241	854,565

EXPENSES
Investment advisory fees (Note 6)	307,197	358,632
Administration fees	94,129	109,398
Transfer agency fees	42,272	44,635
Distribution and service fees	107,001	112,011
Professional fees	20,474	21,253
Custody fees	6,065	6,567
Reports to shareholders	2,265	2,496
Trustee fees and expenses	967	1,088
Registration fees	20,727	18,517
Chief compliance officer fees	18,945	22,053
Principal financial officer fees	4,616	5,370
Other	7,801	5,852

Total expenses before waivers	632,459	707,872
Less fees waived/reimbursed by adviser (Note 6)	(54,905)	(33,578)

Total net expenses	577,554	674,294

NET INVESTMENT INCOME	226,687	180,271

Net realized loss on investments	(925,400)	(1,783,187)
Net realized capital gain distributions from other investment companies	222,471	211,094
Net change in unrealized depreciation on investments	(457,648)	(984,103)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,160,577)	(2,556,196)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(933,890)	$(2,375,925)

See Notes to Financial Statements.
Annual Report | April 30, 2016	15

Pathway Advisors Conservative Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS
Net investment income	$226,687	$105,099
Net realized gain/(loss)	(925,400)	177,216
Net realized capital gain distributions from other investment companies	222,471	33,763
Net change in unrealized appreciation/(depreciation)	(457,648)	70,829

Net increase/(decrease) in net assets resulting from operations	(933,890)	386,907

DISTRIBUTIONS (NOTE 3)
Net investment income	(246,348)	(107,965)
Net realized gains on investments	(163,651)	(122,319)

Net decrease in net assets from distributions	(409,999)	(230,284)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	5,728,733	29,628,281
Dividends reinvested	409,999	230,284
Shares redeemed	(9,073,843)	(3,090,468)

Net increase/(decrease) in net assets derived from beneficial interest transactions	(2,935,111)	26,768,097

Net increase/(decrease) in net assets	(4,279,000)	26,924,720
NET ASSETS:
Beginning of period	32,347,743	5,423,023

End of period*	$28,068,743	$32,347,743

* Includes accumulated net investment income of:	$0	$13,927

See Notes to Financial Statements.
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Pathway Advisors Aggressive Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS
Net investment income	$180,271	$103,324
Net realized gain/(loss)	(1,783,187)	1,154,117
Net realized capital gain distributions from other investment companies	211,094	74,206
Net change in unrealized depreciation	(984,103)	(115,782)

Net increase/(decrease) in net assets resulting from operations	(2,375,925)	1,215,865

DISTRIBUTIONS (NOTE 3)
Net investment income	(120,011)	(150,330)
Net realized gains on investments	(194,209)	(1,134,772)

Net decrease in net assets from distributions	(314,220)	(1,285,102)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	5,078,344	31,104,559
Dividends reinvested	314,220	1,285,089
Shares redeemed	(9,897,746)	(9,573,718)

Net increase/(decrease) in net assets derived from beneficial interest transactions	(4,505,182)	22,815,930

Net increase/(decrease) in net assets	(7,195,327)	22,746,693
NET ASSETS:
Beginning of period	39,370,500	16,623,807

End of period*	$32,175,173	$39,370,500

* Includes accumulated net investment income/(loss) of:	$23,710	$(36,521)

See Notes to Financial Statements.
Annual Report | April 30, 2016	17

Pathway Advisors Conservative Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.66	$10.61	$10.51	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.08	0.12	0.16	0.14
Net realized and unrealized gain/(loss) on investments	(0.36)	0.23	0.10	0.52

Total from Investment Operations	(0.28)	0.35	0.26	0.66

LESS DISTRIBUTIONS
Net investment income	(0.08)	(0.14)	(0.13)	(0.13)
Net realized gain on investments	(0.06)	(0.16)	(0.03)	(0.02)

Total Distributions	(0.14)	(0.30)	(0.16)	(0.15)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.42)	0.05	0.10	0.51

NET ASSET VALUE, END OF PERIOD	$10.24	$10.66	$10.61	$10.51

TOTAL RETURN(c)	(2.63%)	3.28%	2.53%	6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$28,069	$32,348	$5,423	$1,364
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses:
Excluding reimbursement/waiver(d)	2.06%	2.65%	4.84%	49.62% (e)(f)
Including reimbursement/waiver(d)	1.88%	1.88%	1.91% (g)	1.98% (e)(f)
Net investment income including reimbursement/waiver(d)	0.74%	1.10%	1.57%	1.83% (e)
PORTFOLIO TURNOVER RATE	39%	50%	38%	18% (h)

18	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Financial Highlights
For a share outstanding throughout the periods presented.

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013. (See Note 6).
(h)	Not Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2016	19

Pathway Advisors Aggressive Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$12.16	$12.65	$11.40	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.06	0.07	0.10	0.03
Net realized and unrealized gain/(loss) on investments	(0.72)	0.58	1.27	1.47

Total from Investment Operations	(0.66)	0.65	1.37	1.50

LESS DISTRIBUTIONS
Net investment income	(0.04)	(0.13)	(0.09)	(0.08)
Net realized gain on investments	(0.06)	(1.01)	(0.03)	(0.02)

Total Distributions	(0.10)	(1.14)	(0.12)	(0.10)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.76)	(0.49)	1.25	1.40

NET ASSET VALUE, END OF PERIOD	$11.40	$12.16	$12.65	$11.40

TOTAL RETURN(c)	(5.43%)	5.41%	12.05%	15.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$32,175	$39,371	$16,624	$1,579
RATIOS TO AVERAGE NET ASSETS:
Operating Expenses:
Excluding reimbursement/waiver(d)	1.97%	2.29%	3.16%	44.74% (e)(f)
Including reimbursement/waiver(d)	1.88%	1.88%	1.90% (g)	1.98% (e)(f)
Net investment income including reimbursement/waiver(d)	0.50%	0.58%	0.85%	0.39% (e)
PORTFOLIO TURNOVER RATE	56%	65%	18%	31% (h)

20	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented.

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013. (See Note 6).
(h)	Not Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2016	21

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust has 34 registered funds. This annual report describes Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund (individually a “Fund” and collectively, the “Funds”). The Pathway Advisors Conservative Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Pathway Advisors Aggressive Growth Fund seeks total return through a primary emphasis on growth with a secondary emphasis on income.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

When such prices or quotations are not available, or when Hanson McClain, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2016:

Pathway Advisors Conservative Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$–	$319,990	$–	$319,990
Exchange Traded Funds	9,330,680	–	–	9,330,680
Open-End Mutual Funds	18,234,389	–	–	18,234,389
Short Term Investments	136,225	–	–	136,225

Total	$27,701,294	$319,990	$–	$28,021,284

Annual Report | April 30, 2016	23

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

Pathway Advisors Aggressive Growth Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Mutual Funds	$–	$761,881	$–	$761,881
Exchange Traded Funds	20,465,641	–	–	20,465,641
Open-End Mutual Funds	10,773,957	–	–	10,773,957
Short Term Investments	266,681	–	–	266,681

Total	$31,506,279	$761,881	$–	$32,268,160

The Funds recognize transfers between levels as of the end of the period. For the year ended April 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2016, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year, so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has

24	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to non-deductible expenses and book-tax distribution differences. The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments

Pathway Advisors Conservative Fund	$(645)	$5,734	$(5,089)
Pathway Advisors Aggressive Growth Fund	–	(29)	29

Tax Basis of Investments: As of April 30, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Cost of Investments for Income Tax Purposes

Pathway Advisors Conservative Fund	$245,384	$(535,823)	$(290,439)	$28,311,723
Pathway Advisors Aggressive Growth Fund	579,594	(689,985)	(110,391)	32,378,551

Components of Distributable Earnings: As of April 30, 2016, components of distributable earnings were as follows:

	Pathway Advisors Conservative Fund	Pathway Advisors Aggressive Growth Fund

Undistributed ordinary income	$–	$23,710
Accumulated capital loss	(731,592)	(1,575,564)
Net unrealized depreciation on investments	(290,439)	(110,391)

Total distributable earnings	$(1,022,031)	$(1,662,245)

Capital Losses: As of April 30, 2016, the following Fund had available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The following losses will be carried forward indefinitely to offset future realized gains:

	Short-Term	Long-Term

Pathway Advisors Aggressive Growth Fund	$304,821	$129,914

Annual Report | April 30, 2016	25

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

The Funds elect to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016 in the amount of:

Capital Losses

Pathway Advisors Conservative Fund	$731,592
Pathway Advisors Aggressive Growth Fund	1,140,829

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain

Pathway Advisors Conservative Fund	$251,101	$158,898
Pathway Advisors Aggressive Growth Fund	120,040	194,180

The tax character of distributions paid by the Funds for the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain

Pathway Advisors Conservative Fund	$156,882	$73,402
Pathway Advisors Aggressive Growth Fund	576,858	708,244

4. SECURITIES TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) during the year ended April 30, 2016, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Pathway Advisors Conservative Fund	$11,897,487	$ 14,823,667
Pathway Advisors Aggressive Growth Fund	19,869,060	24,233,765

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

26	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

Transactions in shares of capital stock:

Pathway Advisors Conservative Fund

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015

Common Shares Outstanding - Beginning of Period	3,033,100	510,894
Common Shares Sold	553,787	2,789,052
Common Shares Issued as Reinvestment of Dividends	40,434	21,828
Common Shares Redeemed	(885,170)	(288,674)

Common Shares Outstanding - End of Period	2,742,151	3,033,100

Pathway Advisors Aggressive Growth Fund
	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015

Common Shares Outstanding - Beginning of Period	3,236,511	1,314,394
Common Shares Sold	438,519	2,567,170
Common Shares Issued as Reinvestment of Dividends	27,758	108,082
Common Shares Redeemed	(881,479)	(753,135)

Common Shares Outstanding - End of Period	2,821,309	3,236,511

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.00% of the average daily net assets for each Fund. The management fee is paid on a monthly basis.

The Adviser has agreed contractually to limit the amount of each Fund’s total annual expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of each Fund’s average daily net assets. This agreement is in effect from September 1, 2015 through August 31, 2016. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that a Fund’s expenses in later periods fall below the expense cap in effect at the time of the waiver or reimbursement. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue or modify this waiver without the approval by the Funds’ Board.

Annual Report | April 30, 2016	27

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

For the year ended April 30, 2016, the fee waivers and/or reimbursements were as follows:

	Fees Waived/	Recoupment of Past
	Reimbursed By Adviser	Waived Fees By Adviser

Pathway Advisors Conservative Fund	$54,905	$–
Pathway Advisors Aggressive Growth Fund	33,578	–

As of April 30, 2016, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2018	Expires 2019	Total

Pathway Advisors Conservative Fund	$97,471	$73,567	$54,905	$225,943
Pathway Advisors Aggressive Growth Fund	120,826	72,255	33,578	226,659

Fees waived/reimbursed by adviser for the year ended April 30, 2016 are disclosed  in the Statement of Operations.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by each Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Compliance service fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds. Principal Financial Officer fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statement of Operations.

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Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of each Funds’ average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates, which may include the Distributor, Adviser and/or the transfer agent (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of shares of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included within “Distribution and service fees” on the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable laws. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

The Board, based upon the recommendation of the Adviser, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and its shareholders that the Funds be closed and liquidated as series of the Trust effective as of the close

Annual Report | April 30, 2016	29

Pathway Advisors Funds	Notes to Financial Statements
April 30, 2016

of business on July 15, 2016. On June 8, 2016, the Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan and in anticipation of the Funds’ liquidation, each Fund will be closed to new shareholder purchases effective as of the close of business on June 30, 2016 and closed to all existing shareholder purchases on July 5, 2016. However, any distributions declared to shareholders of a Fund after June 30, 2016, and until the close of trading on the New York Stock Exchange on July 15, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.

30	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 31, 2012 (commencement of operations) to April 30, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from July 31, 2012 (commencement of operations) to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, the Board, based upon the recommendation of the Adviser, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and its shareholders that the Funds be closed and liquidated as series of the Trust effective as of the close of business on July 15, 2016. On June 8, 2016, the Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated.

DELOITTE & TOUCHE LLP
Denver, Colorado
June 28, 2016

Annual Report | April 30, 2016	31

Pathway Advisors Funds	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 888-288-1121 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

	Dividends Received	Qualified Dividend
	Deduction	Income

Pathway Advisors Conservative Fund	2.63%	57.66%
Pathway Advisors Aggressive Growth Fund	26.50%	100.00%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Pathway Advisors Conservative Fund and Pathway Advisors Aggressive Growth Fund designated $158,898 and $194,180 respectively, as long-term capital gain dividends.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

32	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Annual Report | April 30, 2016	33

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

34	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	34	None.

Annual Report | April 30, 2016	35

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

36	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Annual Report | April 30, 2016	37

Pathway Advisors Funds	Trustees & Officers
April 30, 2016 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011- 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Hanson McClain, Inc. provides investment advisory services (currently none).

38	www.pathwayadvisorsfunds.com

Page Intentionally Left Blank

REDMONT

ANNUAL REPORT 2016

April 30, 2016

Redmont Resolute Fund II

REDMONT
FUNDS

Redmont Resolute Fund II	Shareholder Letter
April 30, 2016 (Unaudited)

PERFORMANCE:

April 30, 2016

The Fund outperformed the HFRX Global Index by approximately 510 basis pointsii over the twelve months ending April 30, 2016. Since inception, the Fund has outperformed the HFRX Global Index by over 260 basis points annualized. When compared to the peer group (Morningstar MultiAlternative Universe), the Fund has outperformed the Universe over all time periods – by over 280 basis points during the past twelve months and 245 basis points annualized since inception. Relative to the S&P 500® Index, the Fund has performed as we expected - participating but trailing in strong up markets while protecting capital and outperforming in negative markets.

Tactical Managers – Tactical managers were a drag on performance as positions in Japan and Europe detracted. In contrast, FPA Crescent performed well relative to the HFRX Macro Index with less international exposure than Morgan Stanley Multi-Asset and Pinebridge.

Long/Short Managers – Long/Short equity managers performed well relative to the HFRX Equity Hedge Index which reacted to sharp declines in global equities during the period. Dalton European Long/Short and Boston Partners Research Long/Short posted positive returns for the period.

Opportunistic Managers – The Opportunistic allocation contributed to performance led by AQR Multi-Strategy. AQR Risk Parity was the main detractor during the period. Stadion was a slight detractor through August until being removed from the portfolio. Weiss Alpha Balanced Risk replaced the allocation to Stadion, adding to performance since its inception.

REDMONT RESOLUTE FUND II

Table 1 notes the performance for Fund II as of quarter end under standard reporting (since inception) as well as of April 30th.

Table 1 i. ii. iii. iv. v.

Performance (amounts greater than one year are annualized)

Redmont Resolute Fund II	Standardized Performance Data as of March 31, 2016			Non-Standardized Performance Data as of April 30, 2016
	Year-to-Date	1-Year	Since Inception (12/30/11)	Year-to-Date	1-Year	Since Inception (12/30/11)
Resolute Fund II - I Class	-0.37%	-2.58%	3.51%	0.37%	-2.02%	3.66%
HFRX Global Index	-1.87%	-7.36%	0.89%	-1.47%	-7.18%	0.97%
S&P 500® Index	1.35%	1.78%	14.74%	1.74%	1.21%	14.54%
Morningstar Multi-Alternative Universe	-0.72%	-5.24%	1.16%	-1.83%	-4.86%	1.17%
	Gross Expense Ratio	Less Expense Waivers	Net Expense Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund II - I Class	1.69%	-1.34%	0.35%		0.27%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Maximum Offering Price (MOP) for Class A includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Note: “Non-Standardized” performance includes month-end periods other than quarter-end. Examples include April, May, July, August, etc.

Annual Report | April 30, 2016	1

Redmont Resolute Fund II	Shareholder Letter
April 30, 2016 (Unaudited)

Portfolio Changes:

The overall allocation has remained unchanged during 2015, but we did make a manager change as we continue to identify unique strategies that add value to the portfolio. Within the Opportunistic allocation, Stadion was replaced by Weiss Alpha Balanced Strategy on September 1st. This move is expected to improve risk-adjusted performance.

Closing:

We seek to add value both in our allocation and manager selection decisions. The changes outlined above should continue to provide additional value going forward. We appreciate your investment in our Redmont Resolute Fund, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managersii.

2	www.redmontfunds.com

Redmont Resolute Fund II	Shareholder Letter
April 30, 2016 (Unaudited)

Underlying Allocation Weights & Performance:

The current allocation remained roughly unchanged during the fiscal year ended April 30, 2016. Figure 1 lists the long-term target asset allocation for the Fund as well as the allocation for the Fund as of April 30, 2016.

Figure 1

Target Asset Allocation	April 30, 2016 Allocation

Holdings and allocations subject to change and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2016	3

Redmont Resolute Fund II	Shareholder Letter
April 30, 2016 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

The Fund’s investment objectives, risks, charges and expenses must be considered before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-855-268-2242 or by visiting www.redmontfunds.com. Read it carefully before investing.

The views of Highland Associates, Inc. and information discussed in this commentary are as of the date of publication, are subject to change and may not reflect the writer’s current views. The views expressed are those of the author only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Fund accept any liability for losses either direct or consequential caused by the use of this information.

RISKS:

The Fund is structured with an Underlying Investment Strategy. This strategy adopts the risks of investments in Other Investment Companies. These risks include, but are not limited to higher expenses, allocation risk, underlying fund risk, transparency risk, and underlying fund managed portfolio risk. Investments which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Swap Risk involves swap agreements and are subject to counterparty default risk and may not perform as intended. Derivatives Risk involves the exercise of skill and judgment. Derivatives may expire worthless or not perform as expected. Equity risk may cause the value of the securities held by the Fund to fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers.

Commodity Risk may subject the Funds to greater volatility than traditional investments because of global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity. Commodity-linked investments may not move in the same direction and to the same extent as the underlying commodities.

i.	Source: Factset
ii.	Basis Point = 0.01%, 100 basis points would equal 1.0%
iii.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index. The S&P 500® Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index.

iv.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

v.

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. Investors cannot invest directly in an index.

vi.

Highland Associates, Inc. has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Redmont Resolute Fund II. This agreement is in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

vii.	R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

ALPS Distributors, Inc. is the distributor for the Redmont Funds. R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

4	www.redmontfunds.com

Redmont Resolute Fund II	Performance Update
April 30, 2016 (Unaudited)

Performance (for the period ended April 30, 2016)
Redmont Resolute Fund II
Cumulative Total Return (for the period ended April 30, 2016)	Year-to-Date	1 Year	3 Year	Since Inception*
Redmont Resolute Fund II - Class I - NAV	0.37%	-2.02%	1.63%	3.66%
S&P 500® Index	1.74%	1.21%	11.26%	14.54%
Dow Jones U.S Select Dividend Index	10.18%	8.85%	11.82%	14.35%
HFRX Global Hedge Fund Index	-1.47%	-7.18%	-0.99%	0.97%

 *       Fund inception date of 12/30/11.

 (a)       The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

 (b)       The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

 (c)        The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings*

(for the period ended April 30, 2016)

As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	17.12%
FPA Crescent Fund	11.01%
AQR Risk Parity Fund, Class I	9.03%
AQR Multi Strategy Alternative Fund, Class I	8.96%
Diamond Hill Long-Short Fund, Class Y	8.75%
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	8.00%
Nuveen Symphony Floating Rate Income Fund, Class I	0.86%
JPMorgan Chase & Co.	0.15%
Exxon Mobile Corp.	0.14%
Credit Suisse Floating Rate High Income Fund, Institutional Class	0.14%
Top Ten Holdings
* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Performance of $10,000 Initial Investment (for the period ended April 30, 2016)

Comparison of change in value of a $10,000 investment

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | April 30, 2016	5

Redmont Resolute Fund II	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of November 1, 2015 to April 30, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table below under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 11/01/15	ENDING ACCOUNT VALUE 04/30/16	EXPENSE RATIO(a)	EXPENSES PAID DURING PERIOD 11/01/15-04/30/16(b)
Redmont Resolute Fund II
Class I
Actual	$1,000.00	$992.90	0.35%	$1.73
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	0.35%	$1.76

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

6	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

		Value
Description	Shares	(Note 2)

CLOSED END FUNDS (0.01%)
Better Capital PCC, Ltd.	4,383	$5,267
Electra Private Equity PLC	695	35,979
Goldman Sachs BDC, Inc.	401	7,880
HgCapital Trust PLC	578	9,881
Princess Private Equity Holding, Ltd.	1,252	10,505
Riverstone Energy, Ltd.(a)	61	724

		70,236

TOTAL CLOSED END FUNDS (Cost $73,477)		70,236

COMMON STOCKS (14.25%)
ADVERTISING (0.07%)
Omnicom Group, Inc.(b)	2,580	214,063
The Interpublic Group of Companies, Inc.	11,526	264,406

		478,469

AEROSPACE & DEFENSE (0.59%)
Airbus Group SE	2,467	154,264
Cubic Corp.	1,343	55,829
Finmeccanica SpA(a)	410	5,178
General Dynamics Corp.(b)	5,820	817,826
Harris Corp.(b)	6,910	552,869
IHI Corp.	17,000	39,145
L-3 Communications Holdings, Inc.	707	92,992
Lockheed Martin Corp.(b)	3,072	713,871
Northrop Grumman Corp.(b)	1,879	387,563
Raytheon Co.(b)	3,884	490,743
Spirit AeroSystems Holdings, Inc., Class A(a)	2,100	99,015
The Boeing Co.	1,043	140,596
United Technologies Corp.(b)	4,634	483,651

		4,033,542

AGRICULTURE (0.16%)
Altria Group, Inc.	1,042	65,344
Archer-Daniels-Midland Co.	8,934	356,824
British American Tobacco PLC	4,585	279,364
Bunge, Ltd.	293	18,313
Japan Tobacco, Inc.	1,400	59,605
Philip Morris International, Inc.	744	73,001
Reynolds American, Inc.	4,992	247,603

		1,100,054

AIRLINES (0.13%)
Alaska Air Group, Inc.	1,400	98,602
American Airlines Group, Inc.	443	15,368
ANA Holdings, Inc.	23,000	66,579
Delta Air Lines, Inc.(b)	10,811	450,494
Southwest Airlines Co.	351	15,658
United Continental Holdings, Inc.(a)	4,723	216,361

		863,062

See Notes to Financial Statements.
Annual Report | April 30, 2016	7

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

		Value
Description	Shares	(Note 2)

APPAREL (0.04%)
Asics Corp.	400	$8,312
Carter’s, Inc.	100	10,667
Christian Dior SE	681	119,579
LVMH Moet Hennessy Louis Vuitton SE	388	64,465
Michael Kors Holdings, Ltd.(a)	219	11,314
NIKE, Inc., Class B	381	22,456

		236,793

AUTO MANUFACTURERS (0.16%)
Bayerische Motoren Werke AG	1,700	156,700
Daihatsu Motors Co., Ltd.	5,200	73,308
Fiat Chrysler Auto NV	3,983	31,971
Ford Motor Co.	7,400	100,344
Fuji Heavy Industries, Ltd.	4,300	150,177
General Motors Co.	769	24,454
Hino Motors, Ltd.	300	3,051
Honda Motor Co., Ltd.	1,800	50,625
Mazda Motor Corp.	5,200	85,257
Mitsubishi Motors Corp.	3,000	12,660
Suzuki Motor Corp.	3,800	109,821
Toyota Motor Corp.	6,000	318,835

		1,117,203

AUTO PARTS & EQUIPMENT (0.19%)
Aisin Seiki Co., Ltd.	700	28,487
Bridgestone Corp.	3,700	143,132
Cie Generale des Etablissements Michelin	1,360	141,945
Continental AG	637	139,898
Denso Corp.	2,200	87,897
JTEKT Corp.	2,400	32,278
Koito Manufacturing Co., Ltd.	400	18,195
Lear Corp.	2,617	301,295
NGK Insulators, Ltd.	1,000	21,748
NHK Spring Co., Ltd.	300	2,780
Tenneco, Inc.(a)	6,060	322,998
The Goodyear Tire & Rubber Co.	2,236	64,777

		1,305,430

BANKS (1.34%)
Agricultural Bank of China, Ltd., Class H	6,000	2,174
Banco de Sabadell SA	6,637	12,684
Banco Santander SA	41,883	212,023
Bank of America Corp.(b)	37,474	545,621
Bank of Ireland(a)	357,458	108,467
Bank of Montreal	2,966	193,226
BB&T Corp.(b)	10,784	381,538
BNP Paribas SA	3,828	202,682
Capital One Financial Corp.(b)	9,729	704,282
Chongqing Rural Commercial Bank Co., Ltd., Class H	15,000	7,909
Citigroup, Inc.(b)	19,743	913,706
Citizens Financial Group, Inc.	9,372	214,150
Comerica, Inc.	960	42,624

See Notes to Financial Statements.
8	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

		Value
Description	Shares	(Note 2)

BANKS (1.34%) (continued)
Concordia Financial Group, Ltd.(a)	17,900	$86,203
Cullen/Frost Bankers, Inc.	1,088	69,621
DnB ASA	10,741	137,533
East West Bancorp, Inc.	1,776	66,582
Fifth Third Bancorp(b)	28,172	515,829
First Horizon National Corp.	4,885	68,781
First Republic Bank	1,111	78,126
Hokuhoku Financial Group, Inc.	37,000	48,684
HSBC Holdings PLC	46,949	310,413
Huntington Bancshares, Inc.(b)	28,307	284,768
Industrial & Commercial Bank of China, Ltd., Class H	37,000	20,082
Intesa Sanpaolo SpA	60,313	167,129
Intesa Sanpaolo SpA RSP	45,635	119,976
Investec PLC	1,557	11,898
Japan Post Bank Co., Ltd.	3,700	46,772
JPMorgan Chase & Co.(b)	16,727	1,057,146
KBC Groep NV	2,149	120,649
Keycorp	377	4,633
M&T Bank Corp.	439	51,943
Mitsubishi UFJ Financial Group, Inc.	47,100	230,232
Mizuho Financial Group, Inc.	103,900	163,857
Morgan Stanley	4,937	133,595
Popular, Inc.	2,367	70,347
Regions Financial Corp.	5,470	51,309
State Street Corp.(b)	2,782	173,319
Sumitomo Mitsui Financial Group, Inc.	1,100	35,285
SunTrust Banks, Inc.(b)	8,490	354,373
The Chiba Bank, Ltd.	12,000	63,609
The Goldman Sachs Group, Inc.(b)	2,211	362,847
The Iyo Bank, Ltd.	2,200	15,135
Wells Fargo & Co.(b)	14,379	718,662

		9,180,424

BEVERAGES (0.18%)
Anheuser-Busch InBev NV	253	31,316
Asahi Group Holdings, Ltd.	3,400	112,130
Brown-Forman Corp., Class B	119	11,462
Carlsberg A/S, Class B	1,444	140,630
Coca-Cola Enterprises, Inc.	354	18,578
Coca-Cola HBC AG	5,765	117,929
Constellation Brands, Inc., Class A(b)	2,253	351,603
Dr. Pepper Snapple Group, Inc.	485	44,091
Heineken Holding NV	1,554	128,278
Heineken NV	1,552	145,457
Kirin Holdings Co., Ltd.	3,500	52,352
PepsiCo, Inc.	784	80,721
The Coca-Cola Co.	554	24,819

		1,259,366

BIOTECHNOLOGY (0.13%)
Amgen, Inc.	1,112	176,030
Biogen, Inc.(a)	61	16,774

See Notes to Financial Statements.
Annual Report | April 30, 2016	9

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

		Value
Description	Shares	(Note 2)

BIOTECHNOLOGY (0.13%) (continued)
Gilead Sciences, Inc.(b)	8,018	$707,268
Regeneron Pharmaceuticals, Inc.(a)	28	10,548

		910,620

BUILDING MATERIALS (0.10%)
Continental Building Products, Inc.(a)	11,139	218,436
Daikin Industries, Ltd.	1,600	133,594
Masco Corp.(b)	11,259	345,764

		697,794

CHEMICALS (0.36%)
Air Liquide SA	1,518	172,081
Air Water, Inc.	1,000	15,658
Asahi Kasei Corp.	4,000	28,560
BASF SE	2,860	236,280
Daicel Corp.	5,400	70,291
EI du Pont de Nemours & Co.	825	54,376
Hitachi Chemical Co., Ltd.	3,500	61,711
Lonza Group AG	810	134,761
LyondellBasell Industries NV, Class A	3,643	301,167
PPG Industries, Inc.	5,001	552,060
Praxair, Inc.	40	4,698
Shin-Etsu Chemical Co., Ltd.	2,500	145,747
The Dow Chemical Co.	2,933	154,305
The Valspar Corp.	4,024	429,321
Yara International ASA	3,197	128,009

		2,489,025

COMMERCIAL SERVICES (0.23%)
Adecco SA	1,903	122,496
Aggreko PLC	564	8,958
Dai Nippon Printing Co., Ltd.	10,000	97,838
Equifax, Inc.	950	114,237
EVERTEC, Inc.	6,801	91,609
ManpowerGroup, Inc.(b)	3,723	286,783
Moody’s Corp.(b)	1,384	132,476
Nielsen Holdings PLC	51	2,659
PayPal Holdings, Inc.(a)	3,081	120,714
Recruit Holdings Co., Ltd.	500	16,048
RELX PLC	7,579	133,996
Robert Half International, Inc.(b)	5,586	214,000
The Western Union Co.	5,248	104,960
Total System Services, Inc.	3,075	157,256
United Rentals, Inc.(a)	43	2,878

		1,606,908

COMPUTERS (0.51%)
Accenture PLC, Class A	122	13,776
Amdocs, Ltd.(b)	7,247	409,745
Apple, Inc.	5,240	491,198
Brocade Communications Systems, Inc.	25,670	246,689
Cognizant Technology Solutions Corp., Class A(a)	1,220	71,212

See Notes to Financial Statements.
10	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

		Value
Description	Shares	(Note 2)

COMPUTERS (0.51%) (continued)
Computer Sciences Corp.	6,056	$200,635
EMC Corp.(b)	23,963	625,674
Fujitsu, Ltd.	6,000	22,038
Hewlett Packard Enterprise Co.	32,432	540,317
Hewlett-Packard Co.	40,059	491,524
International Business Machines Corp.	1,813	264,589
Itochu Techno-Solutions Corp.	5,700	115,714
NetApp, Inc.	449	10,614
Western Digital Corp.	127	5,190

		3,508,915

CONTAINERS & PACKAGING (0.07%)
WestRock Co.(b)	11,340	474,579

COSMETICS & PERSONAL CARE (0.06%)
Beiersdorf AG	550	49,350
Colgate-Palmolive Co.	859	60,920
Kao Corp.	2,300	132,207
The Procter & Gamble Co.	2,076	166,329

		408,806

DISTRIBUTION & WHOLESALE (0.13%)
Arrow Electronics, Inc.(a)(b)	9,968	619,013
Genuine Parts Co.	278	26,680
ITOCHU Corp.	8,500	113,040
Marubeni Corp.	18,300	100,805
Wolseley PLC	176	9,826

		869,364

DIVERSIFIED FINANCIAL SERVICES (0.62%)
AEON Financial Service Co., Ltd.	900	20,944
Alliance Data Systems Corp.(a)(b)	2,490	506,242
Ally Financial, Inc.(a)	15,649	278,709
American Express Co.	2,253	147,414
Ameriprise Financial, Inc.	125	11,987
Brait SE(a)	5,924	66,239
CME Group, Inc.	573	52,664
Daiwa Securities Group, Inc.	14,000	85,026
Discover Financial Services(b)	12,259	689,814
E*Trade Financial Corp.(a)	1,067	26,867
Intermediate Capital Group PLC	3,674	32,961
Legg Mason, Inc.	2,414	77,514
MasterCard, Inc., Class A	284	27,545
Navient Corp.(b)	21,232	290,241
ORIX Corp.	500	7,455
Partners Group Holding AG	575	236,761
Raymond James Financial, Inc.(b)	7,138	372,389
SLM Corp.(a)(b)	32,409	219,409
Synchrony Financial(a)(b)	10,773	329,331
T Rowe Price Group, Inc.	1,462	110,074
TD Ameritrade Holding Corp.(b)	8,446	251,944

See Notes to Financial Statements.
Annual Report | April 30, 2016	11

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

DIVERSIFIED FINANCIAL SERVICES (0.62%) (continued)
The Charles Schwab Corp.(b)	9,446	$268,361
The NASDAQ OMX Group, Inc.	1,325	81,766
Visa, Inc., Class A	632	48,816

		4,240,473

ELECTRIC (0.28%)
AES Corp.	35,668	398,055
Ameren Corp.	784	37,632
Avangrid, Inc.	1,707	68,451
Chubu Electric Power Co., Inc.	6,500	88,611
Consolidated Edison, Inc.	178	13,279
Duke Energy Corp.	52	4,097
E.ON SE	12,911	133,187
EDP - Energias de Portugal SA	34,789	123,648
Electric Power Development Co., Ltd.	700	21,809
Endesa SA	14,209	298,311
Enel SpA	16,023	72,618
Engie SA	7,252	119,576
Entergy Corp.	888	66,760
Exelon Corp.	3,832	134,465
FirstEnergy Corp.	234	7,626
Iberdrola SA	5,962	42,353
MDU Resources Group, Inc.	1,207	24,212
Public Service Enterprise Group, Inc.	576	26,571
RWE AG(a)	895	13,369
SSE PLC	3,488	76,957
The Chugoku Electric Power Co., Inc.	5,000	67,011
The Kansai Electric Power Co., Inc.(a)	1,300	11,940
Tohoku Electric Power Co., Inc.	5,800	76,752

		1,927,290

ELECTRICAL COMPONENTS & EQUIPMENT (0.08%)
AMETEK, Inc.(b)	7,325	352,259
Brother Industries, Ltd.	1,000	12,002
Emerson Electric Co.	2,234	122,043
Hitachi, Ltd.	19,000	92,072

		578,376

ELECTRONICS (0.36%)
Alps Electric Co., Ltd.	200	3,741
Avnet, Inc.(b)	8,942	367,695
Flextronics International, Ltd.(a)(b)	56,128	681,955
Hirose Elect Co., Ltd.	700	88,881
Hitachi High-Technologies Corp.	1,700	48,252
Honeywell International, Inc.(b)	3,058	349,438
Hoya Corp.	3,000	120,141
Jabil Circuit, Inc.(b)	19,039	330,517
Kyocera Corp.	1,900	97,732
Murata Manufacturing Co., Ltd.	300	41,715
TE Connectivity, Ltd.	5,168	307,393

		2,437,460

See Notes to Financial Statements.
12	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

ENERGY & ALTERNATE SOURCES (0.00%)(c)
First Solar, Inc.(a)	25	$1,396

ENGINEERING & CONSTRUCTION (0.05%)
ACS Actividades de Construccion y Servicios SA	3,546	117,242
Aena SA(a)(d)(e)	917	130,779
Japan Airport Terminal Co., Ltd.	600	22,641
Kajima Corp.	14,000	90,132

		360,794

ENTERTAINMENT (0.06%)
Six Flags Entertainment Corp.(b)	6,403	384,500

FOOD (0.20%)
Carrefour SA	6,200	175,673
Danone SA	1,950	136,583
General Mills, Inc.	1,311	80,417
Koninklijke Ahold NV	10,519	228,851
Mondelez International, Inc., Class A	4,115	176,780
Nestle SA	3,197	238,284
NH Foods, Ltd.	1,000	22,848
Nissin Foods Holdings Co., Ltd.	1,000	47,744
Pilgrim’s Pride Corp.(a)	729	19,617
Seven & I Holdings Co., Ltd.	400	17,079
The Kroger Co.	711	25,162
Tyson Foods, Inc., Class A(b)	2,911	191,602

		1,360,640

FOOD SERVICE (0.02%)
Compass Group PLC	8,627	153,659

FOREST PRODUCTS & PAPER (0.04%)
International Paper Co.	120	5,192
Mondi PLC	6,206	118,608
UPM-Kymmene OYJ	6,998	133,658

		257,458

GAS (0.03%)
AGL Resources, Inc.	433	28,517
Gas Natural SDG SA	402	8,362
National Fuel Gas Co.	585	32,468
Osaka Gas Co., Ltd.	13,000	48,481
Sempra Energy	161	16,639
UGI Corp.	1,123	45,190

		179,657

HAND & MACHINE TOOLS (0.10%)
Fuji Electric Holdings Co., Ltd.	19,000	84,821
Schindler Holding AG, Participation Certificates	650	118,373
SMC Corp.	400	102,801

See Notes to Financial Statements.
Annual Report | April 30, 2016	13

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

HAND & MACHINE TOOLS (0.10%) (continued)
Stanley Black & Decker, Inc.(b)	3,551	$397,428

		703,423

HEALTHCARE - PRODUCTS (0.17%)
Abbott Laboratories	1,022	39,756
CR Bard, Inc.	323	68,531
Edwards Lifesciences Corp.(a)	156	16,569
Getinge AB, Class B	1,234	26,092
Hologic, Inc.(a)	1,869	62,780
Intuitive Surgical, Inc.(a)	102	63,889
Lifco AB, Class B	716	18,545
Medtronic PLC	109	8,627
Sonova Holding AG	893	119,340
St Jude Medical, Inc.(b)	4,885	372,237
Zimmer Biomet Holdings, Inc.(b)	3,024	350,088

		1,146,454

HEALTHCARE - SERVICES (0.42%)
Aetna, Inc.	297	33,344
Anthem, Inc.(b)	5,246	738,479
Centene Corp.(a)	1	36
Cigna Corp.	3,353	464,525
DaVita HealthCare Partners, Inc.(a)(b)	4,071	300,847
HCA Holdings, Inc.(a)	583	47,001
ICON PLC(a)(b)	3,754	253,695
Laboratory Corp. of America Holdings(a)	4,149	519,953
UnitedHealth Group, Inc.	3,857	507,890
Universal Health Services, Inc., Class B	38	5,080

		2,870,850

HOLDING COMPANIES - DIVERSIFIED (0.03%)
Ackermans & van Haaren NV	278	36,193
Leucadia National Corp.	3,875	64,635
Schouw & Co.	275	16,078
Wendel SA	507	58,577

		175,483

HOME BUILDERS (0.07%)
Barratt Developments PLC	15,465	120,327
Iida Group Holdings Co., Ltd.	4,100	80,574
Persimmon PLC	1,164	33,795
PulteGroup, Inc.	14,604	268,568

		503,264

HOME FURNISHINGS (0.03%)
Hoshizaki Electric Co., Ltd.	500	43,562
Leggett & Platt, Inc.	251	12,372
Panasonic Corp.	14,300	133,646
Sony Corp.	700	18,276

		207,856

See Notes to Financial Statements.
14	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

HOUSEHOLD PRODUCTS & WARES (0.00%)(c)
Henkel AG & Co. KGaA	212	$21,539

HOUSEWARES (0.12%)
Avery Dennison Corp.(b)	6,507	472,473
Newell Brands, Inc.(b)	6,325	288,040
The Clorox Co.	490	61,363

		821,876

INSURANCE (1.02%)
Admiral Group PLC	4,177	113,337
Aflac, Inc.	2,191	151,113
Alleghany Corp.(a)	423	220,501
Allianz SE	1,972	334,754
American International Group, Inc.	4,920	274,634
American National Insurance Co.	249	28,914
AmTrust Financial Services, Inc.	2,210	54,919
Aon PLC	2,804	294,756
Aspen Insurance Holdings, Ltd.	2,210	102,434
Aviva PLC	18,374	116,087
AXA SA	13,148	331,439
Baloise Holding AG	928	114,827
Berkshire Hathaway, Inc., Class B(a)(b)	4,439	645,786
Chubb, Ltd.(b)	3,436	404,967
Cincinnati Financial Corp.	215	14,192
CNO Financial Group, Inc.(b)	15,531	285,304
Direct Line Insurance Group PLC	4,704	24,874
Legal & General Group PLC	37,846	123,371
MetLife, Inc.(b)	9,910	446,941
MS&AD Insurance Group Holdings, Inc.	2,600	72,539
Principal Financial Group, Inc.	80	3,414
Prudential Financial, Inc.	549	42,624
Swiss Re AG	369	32,734
The Allstate Corp.(b)	6,915	449,821
The Dai-ichi Life Insurance Co., Ltd.	6,500	83,633
The Hartford Financial Services Group, Inc.	155	6,879
The Progressive Corp.	3,906	127,336
The Travelers Companies, Inc.(b)	3,565	391,794
Tokio Marine Holdings, Inc.	3,700	128,283
Torchmark Corp.	1,864	107,907
Unum Group	15,732	538,192
Validus Holdings, Ltd.	4,433	204,317
WR Berkley Corp.	3,805	213,080
XL Group PLC(b)	14,784	483,880

		6,969,583

INTERNET (0.44%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	3,192	245,592
Alphabet, Inc., Class A(a)	541	382,963
Alphabet, Inc., Class C(a)	263	182,262
Amazon.com, Inc.(a)	193	127,301
Baidu, Inc., Sponsored ADR(a)	1,610	312,823

See Notes to Financial Statements.
Annual Report | April 30, 2016	15

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

INTERNET (0.44%) (continued)
CDW Corp.(b)	12,504	$481,404
eBay, Inc.(a)(b)	17,614	430,310
F5 Networks, Inc.(a)	606	63,478
Facebook, Inc., Class A(a)	1,780	209,292
IAC/InterActiveCorp	3,881	179,846
Kakaku.com, Inc.	1,700	31,843
Mixi, Inc.	400	14,211
Netflix, Inc.(a)	46	4,141
Nexon Co., Ltd.	3,100	48,481
Phoenix New Media, Ltd., ADR(a)	12,696	50,911
Rakuten, Inc.	300	3,441
Rocket Internet SE(a)(d)(e)	1,191	28,639
Symantec Corp.	1,229	20,457
The Priceline Group, Inc.(a)	152	204,236
YY, Inc., ADR(a)	108	6,785

		3,028,416

INVESTMENT COMPANIES (0.06%)
American Capital, Ltd.(a)	2,844	44,935
Apollo Investment Corp.	4,632	26,958
Ares Capital Corp.	4,271	64,877
BlackRock Capital Investment Corp.	940	7,906
Capital Southwest Corp.	531	7,540
China Merchants China Direct Investments, Ltd.	4,000	6,363
Compass Diversified Holdings	640	10,291
Fifth Street Finance Corp.	1,724	9,344
FS Investment Corp.	4,267	39,726
Golub Capital BDC, Inc.	597	10,477
Investment AB Kinnevik, Class B	1,906	54,827
Main Street Capital Corp.	527	16,453
Medley Capital Corp.	818	5,563
Melrose Industries PLC	2,015	10,991
New Mountain Finance Corp.	1,475	18,467
PennantPark Investment Corp.	1,080	7,117
Prospect Capital Corp.	4,873	36,450
Solar Capital, Ltd.	504	8,886
TCP Capital Corp.	568	8,395
TICC Capital Corp.	885	4,584
TPG Specialty Lending, Inc.	552	9,069
Triangle Capital Corp.	433	9,201
Zeder Investments, Ltd.	24,536	11,927

		430,347

IRON & STEEL (0.06%)
Hitachi Metals, Ltd.	200	2,143
JFE Holdings, Inc.	2,000	29,690
Nippon Steel & Sumitomo Metal Corp.	3,800	83,536
Nucor Corp.	2,030	101,053
Steel Dynamics, Inc.	8,900	224,369

		440,791

See Notes to Financial Statements.
16	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

LEISURE TIME (0.04%)
Carnival Corp.	1,475	$72,349
Carnival PLC	3,498	173,624

		245,973

LODGING (0.00%)(c)
Marriott International, Inc., Class A	123	8,621
Starwood Hotels & Resorts Worldwide, Inc.	156	12,773
Wyndham Worldwide Corp.	104	7,379

		28,773

MACHINERY - CONSTRUCTION & MINING (0.05%)
ABB, Ltd.	7,037	148,765
Atlas Copco AB, Class B	3,453	82,859
Hitachi Construction Machinery Co., Ltd.	4,800	79,760
Komatsu, Ltd.	400	7,167

		318,551

MACHINERY - DIVERSIFIED (0.07%)
Amada Holdings Co., Ltd.	300	3,138
BWX Technologies, Inc.	2,800	93,492
Deere & Co.	1,384	116,408
FANUC Corp.	100	15,512
Hollysys Automation Technologies, Ltd.(a)	5,134	98,419
Kawasaki Heavy Industries, Ltd.	23,000	68,308
Rockwell Automation, Inc.	244	27,687
Sumitomo Heavy Industries, Ltd.	10,000	44,455

		467,419

MEDIA (0.54%)
CBS Corp., Class B(b)	6,791	379,685
Comcast Corp., Class A(b)	10,517	639,013
Discovery Communications, Inc., Class C(a)	209	5,597
ITV PLC	33,871	111,453
Liberty Braves Group, Class C(a)(b)	552	8,233
Liberty Broadband Corp., Class C(a)(b)	1,612	92,287
Liberty Global PLC LiLAC, Class C(a)	2,111	85,728
Liberty Global PLC, Class C(a)	17,556	642,550
Liberty Media Corp., Class C(a)(b)	1,382	24,876
Liberty SiriusXM Group, Class C(a)(b)	5,529	177,039
News Corp., Class A	258	3,204
Scripps Networks Interactive, Inc., Class A	3,964	247,156
Starz, Class A(a)	8,654	235,475
TEGNA, Inc.	13,778	321,854
The Walt Disney Co.	1,036	106,977
Time Warner Cable, Inc.	658	139,568
Time Warner, Inc.	4,695	352,782
Viacom, Inc., Class B	477	19,509
Vivendi SA	6,688	128,350

		3,721,336

METAL FABRICATE & HARDWARE (0.02%)
Assa Abloy AB, Class B	6,395	134,104

See Notes to Financial Statements.
Annual Report | April 30, 2016	17

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

METAL FABRICATE & HARDWARE (0.02%) (continued)
NSK, Ltd.	200	$1,854

		135,958

MINING (0.09%)
Antofagasta PLC	14,758	104,196
Barrick Gold Corp.	17,587	340,639
Freeport-McMoRan, Inc.	276	3,864
Newmont Mining Corp.	141	4,931
Norsk Hydro ASA	30,256	131,630

		585,260

MISCELLANEOUS MANUFACTURING (0.33%)
3M Co.	1,116	186,796
Danaher Corp.(b)	6,237	603,430
Dover Corp.	1,747	114,778
FUJIFILM Holdings Corp.	3,100	133,119
General Electric Co.	6,687	205,625
Illinois Tool Works, Inc.	1,151	120,303
Ingersoll-Rand PLC(b)	5,679	372,202
Konica Minolta, Inc.	300	2,729
Parker-Hannifin Corp.	124	14,386
Siemens AG	68	7,095
Textron, Inc.(b)	13,557	524,385

		2,284,848

OFFICE & BUSINESS EQUIPMENT (0.00%)(c)
Canon, Inc.	500	14,624
Pitney Bowes, Inc.	257	5,389

		20,013

OIL & GAS (1.18%)
Anadarko Petroleum Corp.	10,014	528,339
Antero Resources Corp.(a)	2,982	84,391
BP PLC	29,611	161,707
California Resources Corp.	698	1,536
Canadian Natural Resources, Ltd.(b)	15,031	451,231
Chevron Corp.	1,580	161,444
ConocoPhillips	439	20,980
Devon Energy Corp.	620	21,502
Diamond Offshore Drilling, Inc.	1,350	32,751
Diamondback Energy, Inc.(a)	9,330	807,791
Energen Corp.	6,100	259,189
EOG Resources, Inc.	4,183	345,599
EQT Corp.	3,730	261,473
Exxon Mobil Corp.	10,689	944,908
Galp Energia SGPS SA	9,003	123,655
Hess Corp.	130	7,751
Idemitsu Kosan Co., Ltd.	3,800	84,143
Inpex Corp.	11,400	95,164
Kosmos Energy, Ltd.(a)	20,375	132,030
Marathon Oil Corp.	1,377	19,402
Marathon Petroleum Corp.	8,336	325,771

See Notes to Financial Statements.
18	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

OIL & GAS (1.18%) (continued)
Memorial Resource Development Corp.(a)	1,515	$19,816
Murphy Oil Corp.	507	18,120
Occidental Petroleum Corp.	7,453	571,272
OMV AG	4,103	123,138
Parsley Energy, Inc., Class A(a)(b)	36,878	863,683
PBF Energy, Inc., Class A	231	7,434
Phillips 66	5,931	486,994
Rice Energy, Inc.(a)(b)	18,027	312,047
Rowan Cos. PLC, Class A	1,204	22,647
Royal Dutch Shell PLC, Class A	1,096	28,497
Royal Dutch Shell PLC, Class B	1,257	32,803
RSP Permian, Inc.(a)	12,333	377,513
Southwestern Energy Co.(a)	7,295	97,972
Tesoro Corp.	635	50,603
TOTAL SA	838	42,153
Transocean, Ltd.	1,181	13,085
Valero Energy Corp.	2,279	134,165
WPX Energy, Inc.(a)	4,057	39,191

		8,111,890

OIL & GAS SERVICES (0.02%)
Baker Hughes, Inc.	766	37,044
FMC Technologies, Inc.(a)	67	2,043
Halliburton Co.	67	2,768
Saipem SpA(a)	45,717	21,881
Schlumberger, Ltd.	1,244	99,928

		163,664

PACKAGING & CONTAINERS (0.30%)
Ball Corp.	40	2,855
Berry Plastics Group, Inc.(a)(b)	16,874	607,802
Crown Holdings, Inc.(a)(b)	3,780	200,189
Graphic Packaging Holding Co.(b)	53,671	712,751
Packaging Corp. of America(b)	5,441	353,012
Sealed Air Corp.	3,700	175,232
Silgan Holdings, Inc.	583	29,581

		2,081,422

PHARMACEUTICALS (0.93%)
AbbVie, Inc.(b)	5,249	320,189
Actelion, Ltd.	64	10,341
Alfresa Holdings Corp.	1,200	24,113
Allergan PLC(a)	38	8,229
AmerisourceBergen Corp.	438	37,274
Astellas Pharma, Inc.	4,700	66,127
AstraZeneca PLC	96	5,510
Bayer AG	2,142	247,109
Bristol-Myers Squibb Co.	197	14,220
Cardinal Health, Inc.(b)	6,299	494,220
Chugai Pharmaceutical Co., Ltd.	2,000	70,677
Daiichi Sankyo Co., Ltd.	4,800	117,338
Eisai Co., Ltd.	1,900	122,054

See Notes to Financial Statements.
Annual Report | April 30, 2016	19

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

PHARMACEUTICALS (0.93%) (continued)
Endo International PLC(a)	2,148	$57,996
Express Scripts Holding Co.(a)(b)	7,073	521,492
GlaxoSmithKline PLC	1,855	39,545
Johnson & Johnson	7,927	888,458
McKesson Corp.(b)	2,554	428,612
Medipal Holdings Corp.	6,400	105,805
Merck & Co., Inc.	12,119	664,606
Novartis AG	1,881	143,531
Novartis AG, Sponsored ADR	2,302	174,883
Novo Nordisk A/S, Class B	4,739	264,594
Orion OYJ, Class B	145	5,057
Perrigo Co. PLC	2,069	200,010
Pfizer, Inc.	17,025	556,888
Roche Holding AG	616	155,718
Sanofi	391	32,285
Shire PLC	2,936	182,794
Sumitomo Dainippon Pharma Co., Ltd.	7,700	102,980
Takeda Pharmaceutical Co., Ltd.	700	34,618
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	4,741	258,148
UCB SA	518	38,761

		6,394,182

PIPELINES (0.00%)(c)
Oneok, Inc.	219	7,917
The Williams Cos., Inc.	744	14,426

		22,343

PRIVATE EQUITY (0.11%)
3i Group PLC	25,543	176,758
Alaris Royalty Corp.	525	12,557
Allied Minds PLC(a)	400	2,245
Altamir	666	8,312
Apollo Global Management LLC, Class A	1,856	31,385
AURELIUS SE & Co. KGaA	409	24,456
Bure Equity AB	1,269	11,062
Deutsche Beteiligungs AG	252	7,449
Eurazeo SA	1,015	71,477
Gimv NV	594	32,988
Hercules Capital, Inc.	978	12,000
IP Group PLC(a)	7,649	19,212
Jafco Co., Ltd.	900	26,306
KKR & Co. LP	5,648	76,813
Onex Corp.	1,559	96,706
Ratos AB, Class B	3,780	22,114
Safeguard Scientifics, Inc.(a)	347	4,788
The Blackstone Group LP	3,006	82,485
The Carlyle Group LP	2,131	35,673

		754,786

REAL ESTATE (0.03%)
Aeon Mall Co., Ltd.	5,400	77,701
Daito Trust Construction Co., Ltd.	400	58,252

See Notes to Financial Statements.
20	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

REAL ESTATE (0.03%) (continued)
Mitsubishi Estate Co., Ltd.	4,000	$79,737
Nomura Real Estate Holdings, Inc.	1,000	19,022

		234,712

REAL ESTATE INVESTMENT TRUSTS (0.13%)
American Homes 4 Rent, Class A	12,265	194,032
Apartment Investment & Management Co., Class A	929	37,216
Boston Properties, Inc.(b)	1,498	193,032
Brixmor Property Group, Inc.	1,571	39,668
Equity Residential	1,849	125,861
H&R Real Estate Investment Trust	1,298	22,676
Host Hotels & Resorts, Inc.	1,557	24,632
Japan Retail Fund Investment Corp.	32	80,030
Nippon Prologis REIT, Inc.	2	4,899
Public Storage	96	23,502
SL Green Realty Corp.	1,094	114,958
The Macerich Co.	231	17,574

		878,080

RETAIL (0.39%)
ABC-Mart, Inc.	700	47,105
Advance Auto Parts, Inc.	12	1,873
Aeon Co., Ltd.	2,400	37,071
Alimentation Couche-Tard, Inc., Class B	237	10,389
AutoZone, Inc.(a)	38	29,079
Best Buy Co., Inc.	426	13,666
Costco Wholesale Corp.	35	5,185
CVS Health Corp.(b)	3,066	308,133
Darden Restaurants, Inc.	69	4,295
FamilyMart Co., Ltd.	1,600	87,068
Fast Retailing Co., Ltd.	200	54,859
Foot Locker, Inc.	3,178	195,256
GNC Holdings, Inc., Class A	302	7,357
Isetan Mitsukoshi Holdings, Ltd.	3,500	38,947
J Front Retailing Co., Ltd.	6,000	75,620
Lowe’s Companies, Inc.(b)	4,483	340,798
McDonald’s Corp.	181	22,895
Next PLC	125	9,288
O’Reilly Automotive, Inc.(a)	734	192,807
Pandora A/S	296	38,436
PVH Corp.	227	21,701
Starbucks Corp.	1,309	73,605
Target Corp.(b)	7,923	629,879
The Home Depot, Inc.	861	115,279
The TJX Companies, Inc.	361	27,371
Tiffany & Co.	51	3,639
Walgreens Boots Alliance, Inc.	100	7,928
Wal-Mart Stores, Inc.	3,821	255,510

		2,655,039

SEMICONDUCTORS (0.33%)
ARM Holdings PLC	9,476	129,805

See Notes to Financial Statements.
Annual Report | April 30, 2016	21

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

SEMICONDUCTORS (0.33%) (continued)
ASML Holding NV	454	$43,876
Avago Technologies, Ltd.	4,664	679,778
Intel Corp.	1,488	45,057
NVIDIA Corp.	1,035	36,773
ON Semiconductor Corp.(a)(b)	37,474	354,879
Qorvo, Inc.(a)	4,702	211,731
Texas Instruments, Inc.(b)	12,658	722,012
Xilinx, Inc.	146	6,290

		2,230,201

SHIPBUILDING (0.09%)
Huntington Ingalls Industries, Inc.(b)	4,201	608,179

		608,179

SOFTWARE (0.41%)
Activision Blizzard, Inc.	3,005	103,582
Actua Corp.(a)	474	4,494
Adobe Systems, Inc.(a)	162	15,264
Amadeus IT Holding SA, Class A	3,158	143,703
Citrix Systems, Inc.(a)	969	79,303
Electronic Arts, Inc.(a)	1,515	93,703
Fidelity National Information Services, Inc.	3,970	261,226
Intuit, Inc.	352	35,513
Microsoft Corp.(b)	17,204	857,963
NetEase, Inc., ADR(b)	1,497	210,628
Oracle Corp.(b)	23,170	923,556
Red Hat, Inc.(a)	314	23,038
salesforce.com, Inc.(a)	194	14,705
The Dun & Bradstreet Corp.	704	77,729

		2,844,407

TELECOMMUNICATIONS (0.38%)
Arista Networks, Inc.(a)	900	59,958
AT&T, Inc.	3,633	141,033
BT Group PLC	27,531	178,286
CenturyLink, Inc.	3,622	112,101
China Telecom Corp., Ltd., Class H	320,000	159,239
Cisco Systems, Inc.(b)	18,227	501,060
Hikari Tsushin, Inc.	500	38,722
Juniper Networks, Inc.	754	17,644
KDDI Corp.	6,800	202,530
Nippon Telegraph & Telephone Corp.	3,400	155,428
NTT DOCOMO, Inc.	2,100	51,257
Orange SA	9,140	151,544
Proximus SADP	2,648	89,068
SoftBank Corp.	1,200	67,534
Verizon Communications, Inc.	13,159	670,319
Vodafone Group PLC	4,176	13,375

		2,609,098

See Notes to Financial Statements.
22	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

TOYS, GAMES & HOBBIES (0.00%)(c)
Hasbro, Inc.	197	$16,674

TRANSPORTATION (0.10%)
AP Moeller-Maersk A/S, Class A	17	23,147
AP Moeller-Maersk A/S, Class B	81	113,904
Central Japan Railway Co.	800	146,128
CH Robinson Worldwide, Inc.	146	10,362
East Japan Railway Co.	200	18,466
Expeditors International of Washington, Inc.	1,335	66,229
Hankyu Hanshin Holdings	12,000	78,383
Kamigumi Co., Ltd.	3,000	28,139
Nippon Express Co., Ltd.	8,000	38,271
Nippon Yusen KK	9,000	18,355
Royal Mail PLC	17,604	125,241
United Parcel Service, Inc., Class B	337	35,409

		702,034

WATER (0.00%)(c)
PICO Holdings, Inc.(a)	470	4,667

TOTAL COMMON STOCKS (Cost $90,313,862)		97,861,448

EXCHANGE TRADED FUNDS (0.20%)
iShares® Europe ETF	2,948	118,834
iShares® iBoxx $ Investment Grade Corporate Bond ETF	6,900	830,277
iShares® MSCI Emerging Markets UCITS ETF	299	9,648
iShares® MSCI Japan ETF	9,295	106,149
iShares® MSCI World UCITS ETF DIST	2,493	87,979
iShares® Russell 1000 Value ETF	1,079	108,860
SPDR® S&P 500® ETF Trust	557	114,909

		1,376,656

TOTAL EXCHANGE TRADED FUNDS (Cost $1,324,812)		1,376,656

LIMITED PARTNERSHIPS (0.02%)
OIL & GAS (0.02%)
Viper Energy Partners LP	6,792	129,591

TOTAL LIMITED PARTNERSHIPS (Cost $139,888)		129,591

OPEN-END MUTUAL FUNDS (63.88%)
AQR Multi Strategy Alternative Fund, Class I(a)	6,482,232	61,516,378
AQR Risk Parity Fund, Class I	6,407,286	62,022,531
Credit Suisse Floating Rate High Income Fund, Institutional Class	140,601	930,780
Diamond Hill Long-Short Fund, Class Y	2,491,230	60,113,375
FPA Crescent Fund	2,394,160	75,607,584

See Notes to Financial Statements.
Annual Report | April 30, 2016	23

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

OPEN-END MUTUAL FUNDS (63.88%) (continued)
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	5,360,735	$54,947,530
Nuveen Symphony Floating Rate Income Fund, Class I	305,520	5,905,696
PIMCO Short-Term Fund, Institutional Class	12,122,392	117,587,207

		438,631,081

TOTAL OPEN-END MUTUAL FUNDS (Cost $438,042,637)		438,631,081

PREFERRED STOCKS (0.02%)
AUTO MANUFACTURERS (0.00%)(c)
Bayerische Motoren Werke AG	67	5,320

HOUSEHOLD PRODUCTS & WARES (0.02%)
Henkel AG & Co. KGaA	1,237	141,190

TOTAL PREFERRED STOCKS (Cost $150,450)		146,510

Description	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (0.11%)
Honda Auto Receivables Owner Trust 2015-3 A2
0.92%, 11/20/2017	$652,293	652,320
Toyota Auto Receivables Owner Trust 2015-A A2
0.71%, 07/17/2017	120,494	120,457

		772,777

TOTAL ASSET-BACKED SECURITIES (Cost $772,778)		772,777

CORPORATE BONDS (1.85%)
(0.01%)
Amcor Finance USA, Inc.
3.63%, 04/28/2026(d)	18,000	18,156
Clean Harbors, Inc.
5.13%, 06/01/2021(d)	17,000	17,213

		35,369

ADVERTISING (0.01%)
Omnicom Group, Inc.
3.60%, 04/15/2026	18,000	18,795
The Interpublic Group of Companies, Inc.
4.20%, 04/15/2024	24,000	25,153

		43,948

AEROSPACE & DEFENSE (0.03%)
BAE Systems Holdings, Inc.
3.80%, 10/07/2024(d)	25,000	25,911
4.75%, 10/07/2044(d)	16,000	16,810

See Notes to Financial Statements.
24	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

AEROSPACE & DEFENSE (0.03%) (continued)
Harris Corp.
4.85%, 04/27/2035	$22,000	$23,595
5.05%, 04/27/2045	20,000	21,705
Moog, Inc.
5.25%, 12/01/2022(d)	40,000	40,600
Orbital ATK, Inc.
5.50%, 10/01/2023(d)	37,000	39,035
The Boeing Co.
0.95%, 05/15/2018	54,000	54,017
2.20%, 10/30/2022	15,000	15,203

		236,876

AIRLINES (0.02%)
Air Canada
6.75%, 10/01/2019(d)	40,000	42,000
Allegiant Travel Co.
5.50%, 07/15/2019	40,000	41,375
United Airlines 2013-1 Class B Pass Through Trust
5.38%, 08/15/2021	25,906	27,040

		110,415

AUTO MANUFACTURERS (0.05%)
American Honda Finance Corp.
1.20%, 07/14/2017	89,000	89,283
BMW US Capital LLC
1.50%, 04/11/2019(d)	19,000	19,074
Hyundia Capital America
2.40%, 10/30/2018(d)	39,000	39,341
JB Poindexter & Co., Inc.
9.00%, 04/01/2022(d)	21,000	22,208
PACCAR Financial Corp.
1.65%, 02/25/2019	6,000	6,039
2.20%, 09/15/2019	63,000	64,389
Toyota Motor Credit Corp.
1.70%, 02/19/2019	100,000	101,069
2.00%, 10/24/2018	11,000	11,208

		352,611

AUTO PARTS & EQUIPMENT (0.00%)(c)
TI Group Automotive Systems LLC
8.75%, 07/15/2023(d)	25,000	24,625

BANKS (0.42%)
Abbey National Treasury Services PLC
2.50%, 03/14/2019	20,000	20,320
Bank of America Corp.
2.63%, 10/19/2020	11,000	11,108
4.25%, 10/22/2026	62,000	63,464
7.25%, 10/15/2025	7,000	8,261

See Notes to Financial Statements.
Annual Report | April 30, 2016	25

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

BANKS (0.42%) (continued)
Bank of America Corp., Series L
2.60%, 01/15/2019	$61,000	$62,096
3.95%, 04/21/2025	23,000	23,000
BankUnited, Inc.
4.88%, 11/17/2025	38,000	38,301
BNP Paribas SA
7.63%, Perpetual Maturity(d)(f)(g)	225,000	231,187
Citigroup, Inc.
3.88%, 03/26/2025	9,000	8,952
4.40%, 06/10/2025	84,000	86,931
4.45%, 09/29/2027	30,000	30,678
6.00%, 10/31/2033	10,000	11,313
Credit Agricole SA
8.13%, Perpetual Maturity(d)(f)(g)	250,000	258,986
Credit Suisse Group AG
7.50%, Perpetual Maturity(d)(f)(g)	200,000	199,316
Credit Suisse New York
1.70%, 04/27/2018	38,000	37,987
Fifth Third Bancorp, Series J
4.90%, Perpetual Maturity(f)(g)	48,000	42,060
First Horizon National Corp.
3.50%, 12/15/2020	55,000	55,258
Intesa Sanpaolo SpA
7.70%, Perpetual Maturity(d)(f)(g)	215,000	198,875
JPMorgan Chase & Co.
2.55%, 03/01/2021	50,000	50,730
2.75%, 06/23/2020	10,000	10,245
3.25%, 09/23/2022	71,000	73,848
4.95%, 06/01/2045	9,000	9,767
JPMorgan Chase & Co., Series U
6.13%, Perpetual Maturity(f)(g)	9,000	9,249
Lloyds Bank PLC
6.50%, 09/14/2020(d)	100,000	112,215
Lloyds Banking Group PLC
7.50%, Perpetual Maturity(f)(g)	205,000	203,770
Morgan Stanley
2.80%, 06/16/2020	11,000	11,231
4.10%, 05/22/2023	87,000	90,180
4.75%, 03/22/2017	41,000	42,275
5.00%, 11/24/2025	22,000	23,979
Nordea Bank AB
5.50%, Perpetual Maturity(d)(f)(g)	215,000	211,463
Regions Financial Corp.
3.20%, 02/08/2021	21,000	21,199
7.38%, 12/10/2037	71,000	90,823
Royal Bank of Canada
4.65%, 01/27/2026	20,000	20,872
Royal Bank of Scotland Group PLC
8.00%, Perpetual Maturity(f)(g)	230,000	221,016
SunTrust Banks, Inc.
2.90%, 03/03/2021	14,000	14,257

See Notes to Financial Statements.
26	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

BANKS (0.42%) (continued)
The Bank of Nova Scotia
4.50%, 12/16/2025	$25,000	$25,800
The Goldman Sachs Group, Inc.
4.25%, 10/21/2025	28,000	28,630
4.75%, 10/21/2045	11,000	11,693
5.15%, 05/22/2045	5,000	5,152
6.13%, 02/15/2033	22,000	27,003
6.75%, 10/01/2037	63,000	76,532
The Goldman Sachs Group, Inc., Series M
5.38%, Perpetual Maturity(f)(g)	10,000	9,662
US Bancorp
3.10%, 04/27/2026	9,000	9,062
Wells Fargo & Co.
4.30%, 07/22/2027	34,000	36,139
Wells Fargo & Co., Series U
5.88%, Perpetual Maturity(f)(g)	22,000	23,526
Wells Fargo Capital X
5.95%, 12/15/2036	17,000	17,527

		2,875,938

BEVERAGES (0.03%)
Anheuser-Busch InBev Worldwide, Inc.
1.38%, 07/15/2017	46,000	46,209
1.90%, 02/01/2019	13,000	13,191
2.65%, 02/01/2021	26,000	26,731
3.30%, 02/01/2023	12,000	12,626
3.65%, 02/01/2026	16,000	16,906
4.70%, 02/01/2036	47,000	51,618
4.90%, 02/01/2046	19,000	21,522
Diageo Capital PLC
5.75%, 10/23/2017	28,000	29,862

		218,665

BUILDING MATERIALS (0.01%)
Griffon Corp.
5.25%, 03/01/2022	11,000	11,096
Standard Industries, Inc.
6.00%, 10/15/2025(d)	50,000	54,125

		65,221

CHEMICALS (0.03%)
A Schulman, Inc.
6.88%, 06/01/2023(d)	30,000	30,225
Airgas, Inc.
3.05%, 08/01/2020	12,000	12,262
Eco Services Operations LLC / Eco Finance Corp.
8.50%, 11/01/2022(d)	45,000	43,650
Lubrizol Corp.
6.50%, 10/01/2034	14,000	18,110
PQ Corp.
6.75%, 11/15/2022(d)	7,000	7,228

See Notes to Financial Statements.
Annual Report | April 30, 2016	27

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

CHEMICALS (0.03%) (continued)
RPM International, Inc.
5.25%, 06/01/2045	$57,000	$56,516
The Valspar Corp.
3.95%, 01/15/2026	15,000	15,555
Tronox Finance LLC
7.50%, 03/15/2022(d)	25,000	20,875

		204,421

COAL (0.00%)(c)
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.38%, 02/01/2020(d)	3,000	2,310
7.38%, 02/01/2020(d)	9,000	6,930

		9,240

COMMERCIAL SERVICES (0.03%)
Automatic Data Processing, Inc.
2.25%, 09/15/2020	5,000	5,163
Great Lakes Dredge & Dock Corp.
7.38%, 02/01/2019	46,000	44,045
Harland Clarke Holdings Corp.
6.88%, 03/01/2020(d)	55,000	50,325
President and Fellows of Harvard College
3.62%, 10/01/2037	34,000	34,477
Quad Graphics, Inc.
7.00%, 05/01/2022	60,000	48,300
Total System Services, Inc.
3.80%, 04/01/2021	6,000	6,234
4.80%, 04/01/2026	4,000	4,199
United Rentals North
5.50%, 07/15/2025	40,000	39,929

		232,672

COMPUTERS (0.05%)
Apple, Inc.
2.85%, 05/06/2021	18,000	18,927
2.85%, 02/23/2023	22,000	22,711
4.50%, 02/23/2036	8,000	8,747
Diebold, Inc.
8.50%, 04/15/2024(d)	46,000	46,690
Hewlett-Packard Co.
4.90%, 10/15/2025(d)	21,000	21,784
6.00%, 09/15/2041	40,000	37,741
6.20%, 10/15/2035(d)	31,000	31,036
6.35%, 10/15/2045(d)	23,000	22,854
International Business Machines Corp.
1.80%, 05/17/2019	100,000	101,304

		311,794

CONTAINERS & PACKAGING (0.01%)
Brambles USA, Inc.
4.13%, 10/23/2025(d)	12,000	12,474

See Notes to Financial Statements.
28	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

CONTAINERS & PACKAGING (0.01%) (continued)
Crown Cork & Seal Co., Inc.
7.38%, 12/15/2026	$20,000	$21,925

		34,399

DISTRIBUTION & WHOLESALE (0.01%)
H&E Equipment Services, Inc.
7.00%, 09/01/2022	41,000	41,615

DIVERSIFIED FINANCIAL SERVICES (0.09%)
Aircastle, Ltd.
5.00%, 04/01/2023	14,000	14,289
Ally Financial, Inc.
5.75%, 11/20/2025	65,000	66,056
Credit Acceptance Corp.
7.38%, 03/15/2023	45,000	42,862
Discover Financial Services
3.75%, 03/04/2025	26,000	25,806
Enova International, Inc.
9.75%, 06/01/2021	60,000	45,300
General Electric Capital Corp.
5.88%, 01/14/2038	35,000	46,216
General Electric Co.
1.25%, 05/15/2017	57,000	57,245
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/2017	9,000	9,006
1.10%, 01/27/2017	37,000	37,072
2.00%, 01/27/2020	26,000	26,294
2.30%, 11/01/2020	7,000	7,158
4.75%, 04/30/2043(g)	42,000	40,215
Navient Corp.
5.63%, 08/01/2033	87,000	61,770
Quicken Loans, Inc.
5.75%, 05/01/2025(d)	40,000	37,800
Springleaf Finance Corp.
8.25%, 12/15/2020	9,000	9,338
Synchrony Financial
4.25%, 08/15/2024	32,000	32,890
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	13,000	13,370
Visa, Inc.
4.30%, 12/14/2045	14,000	15,466

		588,153

ELECTRIC (0.11%)
AES Corp.
5.50%, 03/15/2024	50,000	50,875
Arizona Public Service Co.
2.20%, 01/15/2020	10,000	10,136
Dominion Resources, Inc.
5.75%, 10/01/2054(g)	30,000	28,950

See Notes to Financial Statements.
Annual Report | April 30, 2016	29

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

ELECTRIC (0.11%) (continued)
Duke Energy Progress LLC
3.00%, 09/15/2021	$21,000	$22,201
Dynegy, Inc.
7.38%, 11/01/2022	50,000	49,625
Electricite de France SA
2.35%, 10/13/2020(d)	56,000	56,715
3.63%, 10/13/2025(d)	8,000	8,287
4.95%, 10/13/2045(d)	29,000	31,572
Entergy Arkansas, Inc.
3.50%, 04/01/2026	6,000	6,101
4.95%, 12/15/2044	25,000	25,955
Entergy Louisiana LLC
4.95%, 01/15/2045	54,000	55,408
Exelon Corp.
3.40%, 04/15/2026	13,000	13,276
4.45%, 04/15/2046	14,000	14,505
4.95%, 06/15/2035(d)	6,000	6,607
5.10%, 06/15/2045(d)	14,000	15,916
Exelon Generation Co. LLC
2.95%, 01/15/2020	14,000	14,222
FirstEnergy Corp., Series C
7.38%, 11/15/2031	42,000	51,133
Georgia Power Co.
3.25%, 04/01/2026	6,000	6,250
Hydro-Quebec
1.38%, 06/19/2017	53,000	53,254
Louisville Gas & Electric Co.
4.38%, 10/01/2045	4,000	4,490
NRG Energy, Inc.
6.25%, 07/15/2022	50,000	49,266
Oglethorpe Power Corp.
4.25%, 04/01/2046	9,000	8,933
South Carolina Electric & Gas Co.
5.10%, 06/01/2065	10,000	11,350
Southern Power Co.
4.15%, 12/01/2025	19,000	19,876
Talen Energy Supply LLC
6.50%, 06/01/2025	65,000	58,018
The Southern Co.
1.30%, 08/15/2017	76,000	75,980
Trans-Allegheny Interstate Line Co.
3.85%, 06/01/2025(d)	10,000	10,495

		759,396

ELECTRICAL COMPONENTS & EQUIPMENT (0.02%)
Belden, Inc.
5.25%, 07/15/2024(d)	50,000	49,000
EnerSys
5.00%, 04/30/2023(d)	20,000	20,000
General Cable Corp.
5.75%, 10/01/2022	55,000	49,637

See Notes to Financial Statements.
30	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

ELECTRICAL COMPONENTS & EQUIPMENT (0.02%) (continued)
Hubbell, Inc.
3.35%, 03/01/2026	$ 16,000	$16,116

		134,753

ELECTRONICS (0.00%)(c)
Avnet, Inc.
4.63%, 04/15/2026	10,000	10,316
Corning, Inc.
1.50%, 05/08/2018	11,000	10,963
Flextronics International, Ltd.
4.75%, 06/15/2025	11,000	11,027

		32,306

ENERGY & ALTERNATE SOURCES (0.01%)
TerraForm Power Operating LLC
5.88%, 02/01/2023(d)	50,000	43,875

ENGINEERING & CONSTRUCTION (0.00%)(c)
Sydney Airport Finance Co. Pty., Ltd.
3.63%, 04/28/2026(d)	7,000	7,058
Weekley Homes LLC
6.00%, 02/01/2023	25,000	23,375

		30,433

ENTERTAINMENT (0.03%)
Cinemark USA, Inc.
4.88%, 06/01/2023(d)	50,000	49,880
International Game Technology
7.50%, 06/15/2019	45,000	49,781
Regal Entertainment Group
5.75%, 06/15/2023	25,000	25,719
Scientific Games International, Inc.
10.00%, 12/01/2022	55,000	45,733

		171,113

FOOD (0.02%)
Dean Foods Co.
6.50%, 03/15/2023(d)	34,000	35,785
JBS USA LLC / JBS USA Finance, Inc.
5.88%, 07/15/2024(d)	50,000	46,750
Kraft Heinz Foods Co.
4.88%, 02/15/2025(d)	27,000	29,889
SUPERVALU, Inc.
7.75%, 11/15/2022	45,000	39,263

		151,687

FOREST PRODUCTS & PAPER (0.05%)
Cascades, Inc.
5.75%, 07/15/2023(d)	40,000	38,300
Clearwater Paper Corp.
4.50%, 02/01/2023	40,000	39,800

See Notes to Financial Statements.
Annual Report | April 30, 2016	31

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

FOREST PRODUCTS & PAPER (0.05%) (continued)
Domtar Corp.
6.75%, 02/15/2044	$ 46,000	$48,563
Georgia-Pacific LLC
3.60%, 03/01/2025(d)	78,000	81,569
3.73%, 07/15/2023(d)	57,000	60,380
5.40%, 11/01/2020(d)	30,000	33,838
PH Glatfelter Co.
5.38%, 10/15/2020	10,000	10,150

		312,600

GAS (0.00%)(c)
Dominion Gas Holdings LLC
4.80%, 11/01/2043	22,000	23,007

HAND & MACHINE TOOLS (0.01%)
Stanley Black & Decker, Inc.
5.75%, 12/15/2053(g)	51,000	53,869

HEALTHCARE - PRODUCTS (0.01%)
Danaher Corp.
3.35%, 09/15/2025	13,000	13,794
4.38%, 09/15/2045	12,000	13,461
Greatbatch, Ltd.
9.13%, 11/01/2023(d)	15,000	14,963

		42,218

HEALTHCARE - SERVICES (0.04%)
Centene Corp.
5.63%, 02/15/2021(d)	3,000	3,158
6.13%, 02/15/2024(d)	12,000	12,630
HCA, Inc.
5.25%, 06/15/2026	24,000	24,990
5.38%, 02/01/2025	30,000	30,713
IASIS Healthcare LLC / IASIS Capital Corp.
8.38%, 05/15/2019	56,000	53,760
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	10,000	10,193
3.60%, 02/01/2025	22,000	22,454
4.70%, 02/01/2045	7,000	7,159
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 05/01/2023(d)	50,000	52,125
UnitedHealth Group, Inc.
1.40%, 12/15/2017	16,000	16,088
2.13%, 03/15/2021	19,000	19,187
3.35%, 07/15/2022	11,000	11,676

		264,133

See Notes to Financial Statements.
32	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

HOLDING COMPANIES - DIVERSIFIED (0.01%)
Opal Acquisition, Inc.
8.88%, 12/15/2021(d)	$ 45,000	$36,956

HOME BUILDERS (0.00%)(c)
Mattamy Group Corp.
6.50%, 11/15/2020(d)	25,000	24,375

HOUSEHOLD PRODUCTS & WARES (0.00%)(c)
Kimberly-Clark Corp.
1.85%, 03/01/2020	12,000	12,235

HOUSEWARES (0.00%)(c)
Newell Brands, Inc.
4.20%, 04/01/2026	10,000	10,557
5.38%, 04/01/2036	7,000	7,682

		18,239

INSURANCE (0.07%)
American International Group, Inc.
3.30%, 03/01/2021	13,000	13,405
3.88%, 01/15/2035	56,000	52,071
Assurant, Inc.
6.75%, 02/15/2034	98,000	117,911
Jackson National Life Global Funding
3.05%, 04/29/2026(d)	42,000	42,033
Massachusetts Mutual Life Insurance Co.
4.50%, 04/15/2065(d)	24,000	22,010
MetLife, Inc.
4.60%, 05/13/2046	9,000	9,488
New York Life Global Funding
1.65%, 05/15/2017(d)	64,000	64,500
Pacific LifeCorp.
6.00%, 02/10/2020(d)	29,000	32,211
Principal Life Global Funding II
3.00%, 04/18/2026(d)	14,000	14,035
Prudential Financial, Inc.
5.38%, 05/15/2045(g)	11,000	11,195
5.63%, 06/15/2043(g)	49,000	51,133
XLIT, Ltd.
4.45%, 03/31/2025	9,000	9,056
5.50%, 03/31/2045	21,000	20,598

		459,646

INTERNET (0.01%)
Cogent Communications Holdings, Inc.
5.38%, 03/01/2022(d)	45,000	45,000

See Notes to Financial Statements.
Annual Report | April 30, 2016	33

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

INTERNET (0.01%) (continued)
Netflix, Inc.
5.88%, 02/15/2025	$ 45,000	$47,475

		92,475

IRON & STEEL (0.02%)
AK Steel Corp.
8.75%, 12/01/2018	50,000	51,875
ArcelorMittal
7.25%, 02/25/2022	55,000	58,128
Steel Dynamics, Inc.
5.13%, 10/01/2021	40,000	41,100

		151,103

LEISURE TIME (0.02%)
NCL Corp., Ltd.
4.63%, 11/15/2020(d)	40,000	40,850
Royal Caribbean Cruises, Ltd.
5.25%, 11/15/2022	32,000	34,440
Sabre GLBL, Inc.
5.38%, 04/15/2023(d)	45,000	46,125
Viking Cruises, Ltd.
6.25%, 05/15/2025(d)	55,000	44,275

		165,690

LODGING (0.03%)
Caesars Entertainment Resort Properties LLC
8.00%, 10/01/2020	50,000	49,375
Golden Nugget Escrow, Inc.
8.50%, 12/01/2021(d)	40,000	41,700
Interval Acquisition Corp.
5.63%, 04/15/2023(d)	45,000	46,125
MGP Escrow Issuer LLC / MGP Escrow Co.-Issuer, Inc.
5.63%, 05/01/2024(d)	27,000	28,165
Quapaw Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 07/01/2019(d)	45,000	43,031

		208,396

MACHINERY - DIVERSIFIED (0.02%)
ATS Automation Tooling Systems, Inc.
6.50%, 06/15/2023(d)	20,000	20,650
John Deere Capital Corp.
1.13%, 06/12/2017	49,000	49,156
1.55%, 12/15/2017	53,000	53,601

		123,407

MEDIA (0.07%)
21st Century Fox America, Inc.
4.95%, 10/15/2045	4,000	4,451
Block Communications, Inc.
7.25%, 02/01/2020(d)	4,000	4,040
Cable One, Inc.
5.75%, 06/15/2022(d)	45,000	46,350

See Notes to Financial Statements.
34	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

MEDIA (0.07%) (continued)
CCO Safari II LLC
3.58%, 07/23/2020(d)	$ 19,000	$19,747
6.38%, 10/23/2035(d)	8,000	9,252
CCOH Safari LLC
5.75%, 02/15/2026(d)	45,000	46,575
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020(d)	20,000	20,600
Clear Channel Worldwide Holdings, Inc., Series A
6.50%, 11/15/2022	50,000	48,750
Emerald Expositions Holding, Inc.
9.00%, 06/15/2021(d)	40,000	39,100
Lee Enterprises, Inc.
9.50%, 03/15/2022(d)	50,000	50,625
McGraw-Hill Global
7.88%, 05/15/2024	4,000	4,110
Sirius XM Radio, Inc.
5.38%, 04/15/2025(d)	35,000	35,875
The McClatchy Co.
9.00%, 12/15/2022	55,000	52,903
The Walt Disney Co.
1.50%, 09/17/2018	18,000	18,224
1.65%, 01/08/2019	9,000	9,152
Time Warner, Inc.
4.85%, 07/15/2045	12,000	12,973
Time, Inc.
5.75%, 04/15/2022(d)	47,000	45,502

		468,229

METAL FABRICATE & HARDWARE (0.01%)
JMC Steel Group, Inc.
8.25%, 03/15/2018(d)	25,000	24,125
Valmont Industries, Inc.
5.25%, 10/01/2054	60,000	53,018

		77,143

MINING (0.02%)
Aleris International, Inc.
9.50%, 04/01/2021(d)	25,000	26,188
FMG Resources August 2006 Pty., Ltd.
8.25%, 11/01/2019(d)	25,000	26,129
9.75%, 03/01/2022(d)	45,000	47,588
Goldcorp, Inc.
5.45%, 06/09/2044	31,000	30,200
Kaiser Aluminum Corp.
5.88%, 05/15/2024(d)	15,000	15,347

		145,452

MISCELLANEOUS MANUFACTURING (0.02%)
Gates Global LLC / Gates Global Co.
6.00%, 07/15/2022(d)	25,000	21,875
General Electric Co.
2.70%, 10/09/2022	30,000	31,000

See Notes to Financial Statements.
Annual Report | April 30, 2016	35

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

MISCELLANEOUS MANUFACTURING (0.02%) (continued)
Ingersoll-Rand Global Holding Co., Ltd.
5.75%, 06/15/2043	$ 54,000	$ 65,138
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/2044	12,000	12,471
Textron, Inc.
4.00%, 03/15/2026	19,000	19,549
Trinity Industries, Inc.
4.55%, 10/01/2024	17,000	15,828

		165,861

OIL & GAS (0.11%)
Anadarko Finance Co., Series B
7.50%, 05/01/2031	10,000	11,491
Anadarko Petroleum Corp.
6.45%, 09/15/2036	63,000	68,137
Baytex Energy Corp.
5.63%, 06/01/2024(d)	25,000	19,125
BP Capital Markets PLC
1.68%, 05/03/2019	16,000	16,037
3.12%, 05/04/2026	13,000	13,151
3.25%, 05/06/2022	19,000	19,589
Calumet Specialty Products Partners LP / Calumet Finance Corp.
6.50%, 04/15/2021	54,000	37,530
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023	24,000	23,220
Chevron Corp.
1.37%, 03/02/2018	28,000	28,131
1.96%, 03/03/2020	12,000	12,148
ConocoPhillips Co.
1.50%, 05/15/2018	6,000	5,971
Denbury Resources, Inc.
5.50%, 05/01/2022	33,000	21,615
Exxon Mobil Corp.
1.31%, 03/06/2018	19,000	19,123
Hess Corp.
5.60%, 02/15/2041	13,000	12,749
7.88%, 10/01/2029	22,000	24,957
Hilcorp Energy I LP / Hilcorp Finance Co.
5.00%, 12/01/2024(d)	45,000	42,075
Laredo Petroleum, Inc.
7.38%, 05/01/2022	23,000	22,655
Legacy Reserves LP / Legacy Reserves Finance Corp.
6.63%, 12/01/2021	45,000	14,906
MEG Energy Corp.
6.38%, 01/30/2023(d)	50,000	38,344
Murphy Oil USA, Inc.
6.00%, 08/15/2023	40,000	42,025
Newfield Exploration Co.
5.38%, 01/01/2026	25,000	24,875
Noble Energy, Inc.
3.90%, 11/15/2024	17,000	16,924
5.05%, 11/15/2044	19,000	18,044

See Notes to Financial Statements.
36	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

OIL & GAS (0.11%) (continued)
Oasis Petroleum, Inc.
6.88%, 03/15/2022	$ 30,000	$ 26,925
Occidental Petroleum Corp.
4.40%, 04/15/2046	14,000	14,923
PBF Holding Co. LLC / PBF Finance Corp.
7.00%, 11/15/2023(d)	25,000	24,406
Petroleos Mexicanos
5.50%, 06/27/2044	12,000	10,620
Sanchez Energy Corp.
6.13%, 01/15/2023	30,000	22,575
Shell International Finance BV
1.25%, 11/10/2017	17,000	17,024
2.13%, 05/11/2020	19,000	19,265
2.25%, 11/10/2020	21,000	21,353
SM Energy Co.
5.63%, 06/01/2025	5,000	4,225
WPX Energy, Inc.
7.50%, 08/01/2020	25,000	23,937

		738,075

OIL & GAS SERVICES (0.00%)(c)
Bristow Group, Inc.
6.25%, 10/15/2022	25,000	20,625

PACKAGING & CONTAINERS (0.02%)
Berry Plastics Corp.
5.13%, 07/15/2023	45,000	45,562
Novelis, Inc.
8.75%, 12/15/2020	25,000	25,938
Owens - Brockway Glass Container, Inc.
5.38%, 01/15/2025(d)	44,000	45,210

		116,710

PHARMACEUTICALS (0.02%)
Baxalta, Inc.
3.60%, 06/23/2022(d)	19,000	19,540
Endo Finance LLC / Endo Finco, Inc.
7.75%, 01/15/2022(d)	5,000	5,175
Express Scripts Holding Co.
4.50%, 02/25/2026	17,000	18,271
Forest Laboratories LLC
4.88%, 02/15/2021(d)	43,000	47,057
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/2020(d)	31,000	27,609

		117,652

PIPELINES (0.04%)
Columbia Pipeline Group, Inc.
2.45%, 06/01/2018(d)	8,000	7,995
Energy Transfer Equity LP
7.50%, 10/15/2020	30,000	30,375

See Notes to Financial Statements.
Annual Report | April 30, 2016	37

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

PIPELINES (0.04%) (continued)
Energy Transfer Partners LP
4.90%, 03/15/2035	$ 13,000	$ 11,204
5.15%, 03/15/2045	13,000	11,092
Enterprise Products Operating LLC
3.95%, 02/15/2027	11,000	11,407
Genesis Energy LP
5.63%, 06/15/2024	40,000	36,400
Kinder Morgan Energy Partners LP
6.50%, 04/01/2020	45,000	48,972
Kinder Morgan, Inc.
5.00%, 02/15/2021(d)	11,000	11,401
Rose Rock Midstream LP / Rose Rock Finance Corp.
5.63%, 07/15/2022	30,000	24,750
Tesoro Logistics LP
6.13%, 10/15/2021	70,000	71,925
TransCanada Trust
5.63%, 05/20/2075(g)	15,000	13,500

		279,021

REAL ESTATE (0.01%)
Greystar Real Estate Partners LLC
8.25%, 12/01/2022(d)	25,000	26,125
Kennedy-Wilson, Inc.
5.88%, 04/01/2024	40,000	39,250

		65,375

REAL ESTATE INVESTMENT TRUSTS (0.04%)
Communications Sales & Leasing, Inc./CSC Capital LLC
6.00%, 04/15/2023(d)	50,000	49,875
CTR Partnership LP/CareTrust Capital LLC
5.88%, 06/01/2021	39,000	39,487
DuPont Fabros Technology LP
5.63%, 06/15/2023	45,000	46,575
ESH Hospitality, Inc.
5.25%, 05/01/2025(d)	45,000	44,606
Essex Portfolio LP
3.38%, 04/15/2026	7,000	7,075
iStar, Inc.
6.50%, 07/01/2021	35,000	34,562
Omega Healthcare Investors, Inc.
4.50%, 04/01/2027	43,000	41,387
4.95%, 04/01/2024	27,000	27,672
5.25%, 01/15/2026	16,000	16,391

		307,630

RETAIL (0.04%)
Conn’s, Inc.
7.25%, 07/15/2022	70,000	54,775
Costco Wholesale Corp.
2.25%, 02/15/2022	21,000	21,348
CVS Pass-Through Trust
5.93%, 01/10/2034(d)	33,040	36,753

See Notes to Financial Statements.
38	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Principal Amount	Value (Note 2)

RETAIL (0.04%) (continued)
Dollar General Corp.
4.13%, 07/15/2017	$ 37,000	$ 38,170
GameStop Corp.
5.50%, 10/01/2019(d)	40,000	39,250
Kohls Corp.
5.55%, 07/17/2045	9,000	8,117
McDonald’s Corp.
3.70%, 01/30/2026	11,000	11,783
4.70%, 12/09/2035	14,000	15,290
4.88%, 12/09/2045	11,000	12,474
O’Reilly Automotive, Inc.
3.55%, 03/15/2026	6,000	6,258
PF Chang’s China Bistro, Inc.
10.25%, 06/30/2020(d)	50,000	46,000
The Home Depot, Inc.
2.00%, 04/01/2021	10,000	10,121

		300,339

SAVINGS & LOANS (0.03%)
First Niagara Financial Group, Inc.
6.75%, 03/19/2020	146,000	164,797
7.25%, 12/15/2021	37,000	42,898

		207,695

SEMICONDUCTORS (0.01%)
Intel Corp.
1.35%, 12/15/2017	39,000	39,272
Micron Technology, Inc.
5.63%, 01/15/2026(d)	12,000	9,600
7.50%, 09/15/2023(d)	40,000	41,500

		90,372

SOFTWARE (0.03%)
Blackboard, Inc.
7.75%, 11/15/2019(d)	42,000	33,810
Fidelity National Information Services, Inc.
5.00%, 10/15/2025	13,000	13,193
First Data Corp.
5.38%, 08/15/2023(d)	20,000	20,750
Microsoft Corp.
1.30%, 11/03/2018	17,000	17,145
Oracle Corp.
2.80%, 07/08/2021	34,000	35,647
3.90%, 05/15/2035	5,000	5,100
Rackspace Hosting, Inc.
6.50%, 01/15/2024(d)	50,000	49,687

		175,332

See Notes to Financial Statements.
Annual Report | April 30, 2016	39

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description		Principal Amount	Value (Note 2)

TELECOMMUNICATIONS (0.10%)
AT&T, Inc.
4.35%, 06/15/2045		$28,000	$26,587
4.50%, 05/15/2035		29,000	29,302
4.75%, 05/15/2046		16,000	16,177
5.80%, 02/15/2019		8,000	8,892
CenturyLink, Inc.
5.63%, 04/01/2025		50,000	45,599
CISCO Systems, Inc.
1.40%, 02/28/2018		24,000	24,185
2.13%, 03/01/2019		44,000	45,149
2.20%, 02/28/2021		21,000	21,456
Frontier Communications Corp.
11.00%, 09/15/2025(d)		70,000	70,963
Intelsat Jackson Holdings SA
7.25%, 04/01/2019		60,000	49,425
Plantronics, Inc.
5.50%, 05/31/2023(d)		20,000	20,100
Sprint Communications, Inc.
7.00%, 03/01/2020(d)		40,000	41,250
Sprint Corp.
7.25%, 09/15/2021		117,000	95,063
T-Mobile USA, Inc.
6.50%, 01/15/2026		45,000	47,869
Verizon Communications, Inc.
4.40%, 11/01/2034		8,000	8,175
4.52%, 09/15/2048		48,000	48,984
4.67%, 03/15/2055		27,000	26,295
4.86%, 08/21/2046		30,000	32,242
6.40%, 09/15/2033		5,000	6,283

			663,996

TRANSPORTATION (0.00%)(c)
Canadian Pacific Railway Co.
6.13%, 09/15/2115		11,000	13,001
Union Pacific Corp.
4.38%, 11/15/2065		15,000	15,458

			28,459

TRUCKING & LEASING (0.00%)(c)
Penske Truck Leasing Co. LP / PTL Finance Corp.
3.38%, 02/01/2022(d)		13,000	13,091

TOTAL CORPORATE BONDS (Cost $12,521,343)			12,678,931

Description	Currency	Principal Amount	Value (Note 2)

FOREIGN GOVERNMENT BONDS (0.47%)
Austria Government Bond
3.15%, 06/20/2044(d)	EUR	6,000	9,639

See Notes to Financial Statements.
40	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Currency	Principal Amount	Value (Note 2)

Belgium Government Bond
0.80%, 06/22/2025(d)	EUR	20,000	$23,451
3.75%, 06/22/2045	EUR	50,000	84,656
4.00%, 03/28/2032	EUR	19,000	30,658
4.25%, 03/28/2041(d)	EUR	25,000	44,626
4.50%, 03/28/2026(d)	EUR	7,000	11,049
5.00%, 03/28/2035(d)	EUR	19,000	35,104
5.50%, 03/28/2028	EUR	18,000	31,471
Bundesrepublik Deutschland
1.00%, 08/15/2025	EUR	18,000	22,098
4.75%, 07/04/2040	EUR	10,000	20,928
Buoni Poliennali
3.75%, 09/01/2024	EUR	14,000	19,112
Buoni Poliennali Del
9.00%, 11/01/2023	EUR	18,000	32,274
France Government Bond OAT
4.00%, 10/25/2038	EUR	12,000	20,407
4.50%, 04/25/2041	EUR	33,000	61,227
5.75%, 10/25/2032	EUR	10,000	19,383
Ireland Government Bond
2.00%, 02/18/2045	EUR	10,000	11,611
5.40%, 03/13/2025	EUR	19,000	30,125
Italy Buoni Poliennali Del Tesoro
5.00%, 09/01/2040	EUR	7,000	11,615
6.50%, 11/01/2027	EUR	29,000	49,538
Japan Government Five Year Bond
0.20%, 12/20/2017	JPY	12,300,000	116,463
Japan Government Ten Year Bond
1.70%, 09/20/2017	JPY	12,000,000	115,848
Japan Government Thirty Year Bond
2.50%, 09/20/2035	JPY	4,700,000	62,771
Japan Government Twenty Year Bond
1.20%, 09/20/2035	JPY	2,100,000	23,202
Japan Government Two Year Bond
0.10%, 06/15/2017	JPY	12,200,000	115,129
0.10%, 07/15/2017	JPY	12,200,000	115,162
0.10%, 08/15/2017	JPY	11,100,000	104,812
0.10%, 09/15/2017	JPY	9,700,000	91,626
0.10%, 11/15/2017	JPY	12,400,000	117,202
0.10%, 01/15/2018	JPY	12,400,000	117,250
Mexico Government International Bond
3.50%, 01/21/2021	USD	230,000	238,625
4.13%, 01/21/2026	USD	230,000	242,075
4.75%, 03/08/2044	USD	57,000	57,712
Panama Government International Bond
5.20%, 01/30/2020	USD	220,000	243,100
Poland Government International Bond
3.00%, 03/17/2023	USD	240,000	242,407
3.25%, 04/06/2026	USD	250,000	250,325
Province of Quebec Canada
2.50%, 04/20/2026	USD	66,000	65,965

See Notes to Financial Statements.
Annual Report | April 30, 2016	41

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Currency	Principal Amount	Value (Note 2)

Spain Government Bond
4.90%, 07/30/2040(d)	EUR	12,000	$19,285
5.15%, 10/31/2044(d)	EUR	15,000	25,318
6.00%, 01/31/2029	EUR	28,000	46,876
Sweden Government Bond
1.00%, 11/12/2026	SEK	570,000	71,905
United Kingdom Gilt
2.25%, 09/07/2023	GBP	25,000	38,821
2.75%, 09/07/2024	GBP	8,000	12,830
4.25%, 03/07/2036	GBP	32,000	61,439
4.50%, 09/07/2034	GBP	20,000	39,284
4.50%, 12/07/2042	GBP	15,000	31,117

			3,235,521

TOTAL FOREIGN GOVERNMENT BONDS (Cost $3,094,676)			3,235,521

GOVERNMENT BONDS (0.21%)
Tennessee Valley Authority
1.75%, 10/15/2018		$21,000	21,413

U.S. Treasury Bonds
1.63%, 02/15/2026		83,000	81,512
2.50%, 02/15/2045		14,000	13,521
3.00%, 11/15/2045		88,000	94,105
3.13%, 11/15/2041		47,000	51,855
3.13%, 08/15/2044		14,000	15,353
4.50%, 02/15/2036		29,000	39,454
5.25%, 11/15/2028		38,000	51,716

			347,516

U.S. Treasury Inflation Indexed Notes
0.13%, 04/15/2018		89,238	90,752

See Notes to Financial Statements.
42	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Currency	Principal Amount	Value (Note 2)

U.S. Treasury Notes
0.50%, 06/30/2016		$96,000	$96,038
0.50%, 01/31/2017		150,000	149,985
1.38%, 03/31/2020		25,000	25,228
1.38%, 04/30/2020		20,000	20,173
1.38%, 09/30/2020		76,000	76,479
1.50%, 01/31/2022		10,000	10,032
1.50%, 02/28/2023		75,000	74,534
1.75%, 12/31/2020		48,000	49,058
1.75%, 02/28/2022		78,000	79,266
1.75%, 03/31/2022		54,000	54,848
1.75%, 04/30/2022		10,000	10,152
1.88%, 11/30/2021		10,000	10,252
1.88%, 05/31/2022		26,000	26,580
1.88%, 08/31/2022		48,000	48,997
2.00%, 08/31/2021		63,000	65,036
2.00%, 10/31/2021		59,000	60,866
2.00%, 07/31/2022		6,000	6,171
2.13%, 12/31/2021		43,000	44,638
2.13%, 05/15/2025		49,000	50,382
2.25%, 11/15/2024		18,000	18,718

			977,433

TOTAL GOVERNMENT BONDS (Cost $1,410,866)			1,437,114

Description		Principal Amount/ Shares	Value (Note 2)

SHORT TERM INVESTMENTS (7.18%)
MONEY MARKET FUNDS (6.72%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.162%		46,122,189	46,122,189

U.S. TREASURY BILLS (0.46%)
0.577%, 03/30/2017(b)(h)		3,185,000	3,170,582

TOTAL SHORT TERM INVESTMENTS (Cost $49,290,249)			49,292,771

TOTAL INVESTMENTS (88.20%) (Cost $597,135,038)			$605,632,636

SEGREGATED CASH WITH BROKERS (16.81%)(i)			115,404,100

SECURITIES SOLD SHORT (-4.53%) (Proceeds $29,740,232)			(31,093,639)

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.48%)			(3,284,221)

NET ASSETS (100.00%)			$686,658,876

See Notes to Financial Statements.
Annual Report | April 30, 2016	43

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)

COMMON STOCKS (-4.53%)
APPAREL (-0.06%)
Gildan Activewear, Inc.	(6,077)	$(188,752)
Under Armour, Inc., Class A	(2,738)	(120,308)
Under Armour, Inc., Class C	(2,738)	(111,710)

		(420,770)

AUTO MANUFACTURERS (-0.07%)
Ferrari NV	(4,769)	(218,659)
Tesla Motors, Inc.	(1,216)	(292,764)

		(511,423)

AUTO PARTS & EQUIPMENT (-0.06%)
Autoliv, Inc.	(2,433)	(297,970)
Dorman Products, Inc.	(2,009)	(108,064)

		(406,034)

BANKS (-0.42%)
BancorpSouth, Inc.	(5,389)	(126,588)
Bank of Hawaii Corp.	(1,749)	(119,649)
BOK Financial Corp.	(1,866)	(112,296)
Community Bank System, Inc.	(5,020)	(198,641)
Cullen/Frost Bankers, Inc.	(2,546)	(162,919)
CVB Financial Corp.	(12,712)	(218,392)
First Financial Bankshares, Inc.	(6,692)	(216,687)
Glacier Bancorp, Inc.	(6,947)	(179,858)
HDFC Bank, Ltd., ADR	(1,451)	(91,224)
Home BancShares, Inc.	(1,502)	(64,571)
IBERIABANK Corp.	(2,096)	(123,643)
MB Financial, Inc.	(2,653)	(92,218)
Prosperity Bancshares, Inc.	(2,267)	(119,630)
Texas Capital Bancshares, Inc.	(2,592)	(118,766)
Trustmark Corp.	(6,285)	(154,045)
UMB Financial Corp.	(2,611)	(145,563)
United Bankshares, Inc.	(7,207)	(278,839)
Valley National Bancorp	(15,463)	(146,280)
Westamerica Bancorporation	(5,045)	(245,792)

		(2,915,601)

BEVERAGES (-0.04%)
Monster Beverage Corp.	(1,765)	(254,548)

BIOTECHNOLOGY (-0.02%)
Illumina, Inc.	(856)	(115,551)

BUILDING MATERIALS (-0.04%)
Fortune Brands Home & Security, Inc.	(2,673)	(148,111)
Trex Co., Inc.	(3,274)	(155,351)

		(303,462)

CHEMICALS (-0.15%)
Axalta Coating Systems, Ltd.	(6,817)	(194,080)
Balchem Corp.	(2,101)	(128,917)
FMC Corp.	(5,007)	(216,603)
International Flavors & Fragrances, Inc.	(1,771)	(211,581)
NewMarket Corp.	(700)	(284,242)

		(1,035,423)

See Notes to Financial Statements.
44	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

COMMERCIAL SERVICES (-0.22%)
Aramark	(8,649)	$(289,828)
Cimpress NV	(2,742)	(240,939)
CoStar Group, Inc.	(754)	(148,772)
Monro Muffler Brake, Inc.	(4,578)	(316,889)
Nord Anglia Education, Inc.	(6,908)	(146,657)
Rollins, Inc.	(5,695)	(153,025)
Verisk Analytics, Inc.	(2,640)	(204,811)

		(1,500,921)

COMPUTERS (-0.11%)
Electronics for Imaging, Inc.	(5,470)	(217,925)
Unisys Corp.	(13,099)	(100,993)
Wipro, Ltd., ADR	(33,445)	(406,357)

		(725,275)

COSMETICS & PERSONAL CARE (-0.04%)
Colgate-Palmolive Co.	(3,459)	(245,312)

DISTRIBUTION & WHOLESALE (-0.03%)
WW Grainger, Inc.	(934)	(219,042)

DIVERSIFIED FINANCIAL SERVICES (-0.08%)
Credit Acceptance Corp.	(269)	(52,797)
Eaton Vance Corp.	(6,928)	(239,224)
Financial Engines, Inc.	(4,659)	(150,066)
WisdomTree Investments, Inc.	(11,684)	(127,239)

		(569,326)

ELECTRIC (-0.04%)
Ormat Technologies, Inc.	(5,723)	(248,378)

ELECTRONICS (-0.13%)
Itron, Inc.	(11,216)	(461,202)
National Instruments Corp.	(14,778)	(407,429)

		(868,631)

FOOD (-0.22%)
B&G Foods, Inc.	(6,924)	(285,338)
Campbell Soup Co.	(3,720)	(229,561)
McCormick & Co., Inc.	(2,090)	(196,000)
The Kroger Co.	(5,080)	(179,781)
The WhiteWave Foods Co.	(5,950)	(239,250)
TreeHouse Foods, Inc.	(2,521)	(222,857)
Whole Foods Market, Inc.	(6,414)	(186,519)

		(1,539,306)

HAND & MACHINE TOOLS (-0.01%)
Franklin Electric Co., Inc.	(1,485)	(46,911)

HEALTHCARE - PRODUCTS (-0.21%)
Edwards Lifesciences Corp.	(1,469)	(156,022)
Henry Schein, Inc.	(1,135)	(191,475)
IDEXX Laboratories, Inc.	(3,011)	(253,978)
Intuitive Surgical, Inc.	(307)	(192,293)
Nevro Corp.	(1,889)	(127,035)
The Cooper Cos, Inc.	(1,084)	(165,939)
West Pharmaceutical Services, Inc.	(3,525)	(250,980)

See Notes to Financial Statements.
Annual Report | April 30, 2016	45

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

HEALTHCARE - PRODUCTS (-0.21%) (continued)
Wright Medical Group NV	(5,657)	$(106,238)

		(1,443,960)

HEALTHCARE - SERVICES (-0.03%)
Brookdale Senior Living, Inc.	(10,074)	(185,966)

HOME FURNISHINGS (-0.02%)
Leggett & Platt, Inc.	(3,254)	(160,390)

INSURANCE (-0.05%)
Arch Capital Group, Ltd.	(2,610)	(183,979)
Mercury General Corp.	(3,245)	(171,660)

		(355,639)

INTERNET (-0.26%)
58.com, Inc., ADR	(2,460)	(134,439)
Amazon.com, Inc.	(404)	(266,474)
Cogent Communications Holdings, Inc.	(6,941)	(268,617)
F5 Networks, Inc.	(1,620)	(169,695)
MercadoLibre, Inc.	(1,834)	(229,048)
Netflix, Inc.	(2,221)	(199,957)
Wayfair, Inc., Class A	(3,410)	(128,727)
WebMD Health Corp.	(2,438)	(152,960)
Zillow Group, Inc., Class A	(8,479)	(212,145)

		(1,762,062)

IRON & STEEL (-0.03%)
Vale SA, Sponsored ADR	(34,361)	(194,827)

LEISURE TIME (-0.03%)
Norwegian Cruise Line Holdings, Ltd.	(2,323)	(113,572)
Qunar Cayman Islands, Ltd., ADR	(1,872)	(76,396)

		(189,968)

MACHINERY - CONSTRUCTION & MINING (-0.03%)
Caterpillar, Inc.	(2,773)	(215,518)

MACHINERY - DIVERSIFIED (-0.15%)
CNH Industrial NV	(16,784)	(129,908)
Cognex Corp.	(7,283)	(258,765)
Deere & Co.	(3,037)	(255,442)
Flowserve Corp.	(4,511)	(220,182)
Wabtec Corp.	(2,362)	(195,881)

		(1,060,178)

MEDIA (-0.03%)
FactSet Research Systems, Inc.	(1,171)	(176,528)

METAL FABRICATE & HARDWARE (-0.02%)
Sun Hydraulics Corp.	(3,410)	(120,646)

MINING (-0.05%)
Goldcorp, Inc.	(12,540)	(252,681)
Teck Resources, Ltd., Class B	(6,550)	(80,237)

		(332,918)

MISCELLANEOUS MANUFACTURING (-0.04%)
Actuant Corp., Class A	(5,918)	(158,070)

See Notes to Financial Statements.
46	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

MISCELLANEOUS MANUFACTURING (-0.04%) (continued)
Aptargroup, Inc.	(1,877)	$(142,652)

		(300,722)

OIL & GAS (-0.25%)
Cabot Oil & Gas Corp.	(9,720)	(227,448)
Chevron Corp.	(3,780)	(386,240)
Continental Resources, Inc.	(8,287)	(308,774)
Helmerich & Payne, Inc.	(2,393)	(158,225)
Hess Corp.	(4,141)	(246,887)
Matador Resources Co.	(12,635)	(272,284)
Transocean, Ltd.	(10,972)	(121,570)

		(1,721,428)

OIL & GAS SERVICES (-0.07%)
National Oilwell Varco, Inc.	(8,989)	(323,964)
Weatherford International PLC	(20,578)	(167,299)

		(491,263)

PACKAGING & CONTAINERS (-0.03%)
Ball Corp.	(2,097)	(149,684)
Bemis Co., Inc.	(1,770)	(88,818)

		(238,502)

PHARMACEUTICALS (-0.05%)
Akorn, Inc.	(3,140)	(79,913)
Bristol-Myers Squibb Co.	(2,366)	(170,778)
Dexcom, Inc.	(1,986)	(127,858)

		(378,549)

PIPELINES (-0.07%)
Kinder Morgan, Inc.	(15,667)	(278,246)
Spectra Energy Corp.	(6,980)	(218,264)

		(496,510)

REAL ESTATE INVESTMENT TRUSTS (-0.14%)
Equinix, Inc.	(1,318)	(435,401)
Iron Mountain, Inc.	(7,295)	(266,486)
Realty Income Corp.	(3,863)	(228,690)

		(930,577)

RETAIL (-0.45%)
Bob Evans Farms, Inc.	(5,197)	(236,671)
Buffalo Wild Wings, Inc.	(1,806)	(241,390)
Casey’s General Stores, Inc.	(1,649)	(184,688)
Chipotle Mexican Grill, Inc.	(381)	(160,390)
Coach, Inc.	(4,747)	(191,162)
Dollar Tree, Inc.	(3,568)	(284,405)
Jack in the Box, Inc.	(3,306)	(223,320)
lululemon athletica, Inc.	(4,198)	(275,179)
Nordstrom, Inc.	(3,816)	(195,112)
PriceSmart, Inc.	(3,241)	(280,476)
Texas Roadhouse, Inc.	(10,168)	(414,041)
The Cheesecake Factory, Inc.	(3,860)	(196,899)
Tiffany & Co.	(2,903)	(207,129)

		(3,090,862)

SAVINGS & LOANS (-0.03%)
New York Community Bancorp, Inc.	(13,872)	(208,496)

See Notes to Financial Statements.
Annual Report | April 30, 2016	47

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Shares	Value (Note 2)

SEMICONDUCTORS (-0.03%)
Cavium, Inc.	(4,437)	$(219,055)

SOFTWARE (-0.44%)
2U, Inc.	(4,495)	(125,995)
ACI Worldwide, Inc.	(7,826)	(156,442)
Acxiom Corp.	(9,712)	(213,373)
athenahealth, Inc.	(1,671)	(222,744)
Blackbaud, Inc.	(5,274)	(325,775)
Demandware, Inc.	(1,704)	(78,520)
Guidewire Software, Inc.	(5,166)	(294,307)
Medidata Solutions, Inc.	(7,152)	(312,042)
NetSuite, Inc.	(4,548)	(368,570)
Proofpoint, Inc.	(3,141)	(182,995)
Synchronoss Technologies, Inc.	(4,342)	(134,906)
Veeva Systems, Inc., Class A	(9,956)	(273,889)
Workday, Inc., Class A	(4,145)	(310,792)

		(3,000,350)

TELECOMMUNICATIONS (-0.22%)
Arista Networks, Inc.	(3,016)	(200,926)
CenturyLink, Inc.	(6,708)	(207,613)
Finisar Corp.	(14,984)	(246,637)
Frontier Communications Corp.	(38,612)	(214,683)
Sprint Corp.	(74,001)	(253,823)
Telefonica SA, Sponsored ADR	(20,455)	(223,164)
ViaSat, Inc.	(2,035)	(156,084)

		(1,502,930)

TRANSPORTATION (-0.06%)
Heartland Express, Inc.	(8,569)	(155,185)
JB Hunt Transport Services, Inc.	(1,469)	(121,751)
Old Dominion Freight Line, Inc.	(1,710)	(112,945)

		(389,881)

TOTAL COMMON STOCKS (Proceeds $29,740,232)		(31,093,639)

TOTAL SECURITIES SOLD SHORT (Proceeds $29,740,232)		$(31,093,639)

SCHEDULE OF WRITTEN OPTIONS

Description	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)

WRITTEN OPTIONS
Call Options
Anadarko Petroleum Corp.	(63)	$35.00	05/20/2016	$(109,620)
Diamondback Energy, Inc.	(20)	85.00	06/17/2016	(11,200)
Diamondback Energy, Inc.	(30)	65.00	06/17/2016	(64,950)
EOG Resources, Inc.	(36)	70.00	07/15/2016	(49,680)
Exxon Mobil Corp.	(55)	75.00	07/15/2016	(73,975)
Occidental Petroleum Corp.	(46)	70.00	05/20/2016	(32,545)

See Notes to Financial Statements.
48	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Description	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)

WRITTEN OPTIONS (continued)
Call Options (continued)
Phillips 66	(31)	$80.00	05/20/2016	$(10,850)

TOTAL WRITTEN OPTIONS (Proceeds $135,671)				$(352,820)

(a)	Non-income producing security.
(b)

Security position either entirely or partially held in a segregated account as collateral for securities sold short, written options, and futures contracts. Aggregate total market value of $27,072,764.

(c)	Less than 0.005%.
(d)

Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of those securities was $4,844,259, representing 0.71% of the Fund’s net assets.

(e)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At period end, the aggregate market value of those securities was $159,418, representing 0.02% of net assets.

(f)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	The rate shown on floating or adjustable rate securities represents the coupon rate at period end.
(h)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(i)	Includes cash which is being held as collateral for securities sold short, written options, forward foreign currency contracts, and total return swap contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	GBP	36,800	Purchase	05/05/2016	$53,771	$1,213
Morgan Stanley	INR	59,200,000	Purchase	06/15/2016	884,283	19,923
Morgan Stanley	JPY	4,348,474	Purchase	05/06/2016	40,875	1,753

						$22,889

Morgan Stanley	CHF	2,240,000	Sale	06/15/2016	$2,340,157	$(53,126)
Morgan Stanley	EUR	536,000	Sale	06/06/2016	614,504	(26,678)
Morgan Stanley	EUR	5,400,000	Sale	06/15/2016	6,192,710	(160,487)
Morgan Stanley	EUR	69,400	Sale	07/06/2016	79,637	(341)
Morgan Stanley	GBP	61,200	Sale	05/05/2016	89,424	(1,067)
Morgan Stanley	GBP	103,900	Sale	06/07/2016	151,833	(7,673)
Morgan Stanley	GBP	2,310,000	Sale	06/15/2016	3,375,788	(56,697)
Morgan Stanley	JPY	49,813,474	Sale	05/06/2016	468,237	(25,628)
Morgan Stanley	JPY	58,592,000	Sale	06/06/2016	551,306	(35,122)
Morgan Stanley	JPY	1,140,000,000	Sale	06/15/2016	10,729,428	(689,681)
Morgan Stanley	SEK	586,100	Sale	07/06/2016	73,168	(788)

						$(1,057,288)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.
Annual Report | April 30, 2016	49

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

FUTURES CONTRACTS

At April 30, 2016, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Commodity Contracts
Copper Future	Long	5	07/28/2016	$285,440	$20,047
Corn Future	Long	20	07/15/2016	391,740	32,428
Gold 100 Oz. Future	Long	2	06/29/2016	258,100	6,994
Sugar No. 11 (World) Future	Long	7	07/01/2016	127,946	14,322
WTI Crude Future	Long	12	06/22/2016	560,280	43,763
Equity Contracts
Mexican Bolsa Index Future	Long	174	06/20/2016	4,643,634	124,795
Russell 2000® E-Mini Future	Long	50	06/20/2016	5,638,000	335,128
Interest Rate Contracts
U.S. 10 Year Treasury Note Future	Short	20	06/22/2016	(2,601,240)	15,296
U.S. 2 Year Treasury Note Future	Short	4	07/01/2016	(874,500)	928
U.S. 5 Year Treasury Note Future	Short	22	07/01/2016	(2,660,108)	5,562
U.S. Treasury Long Bond Future	Short	14	06/22/2016	(2,286,382)	36,497

				$3,482,910	$635,760

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation

Commodity Contracts
Live Cattle Future	Long	2	07/01/2016	$91,940	$(10,433)
Equity Contracts
E-Mini S&P 500® Future	Short	100	06/20/2016	(10,295,500)	(260,393)
Euro STOXX 50® Index Future	Long	230	06/20/2016	7,840,275	(10,504)
FTSE® 100 Index Future	Short	26	06/20/2016	(2,359,934)	(39,324)
Mini MSCI EAFE Index Future	Short	17	06/20/2016	(1,412,615)	(24,528)
Mini MSCI Emerging Markets Index Future	Short	11	06/20/2016	(461,120)	(15,426)
Russell 1000® Value Future	Short	18	06/20/2016	(1,780,380)	(68,441)
SGX CNX Nifty Index Future	Long	171	05/27/2016	2,699,235	(41,620)
Tokyo Price Index Future	Long	66	06/10/2016	8,228,289	(108,285)

				$2,550,190	$(578,954)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation

Morgan Stanley	Impala Segregated Portfolio(a)	$59,330,358	1-Month LIBOR BBA	03/20/2019	$156,334
Morgan Stanley	Melchior Segregated Portfolio(b)	57,509,104	1-Month LIBOR BBA	03/20/2019	193,005
Morgan Stanley	WABR Cayman Company Limited(c)	114,947,812	1-Month LIBOR BBA	09/01/2020	357,608

		$231,787,274			$706,947

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

(a)

European equity long/short strategy that employs a flexible, low-net strategy (0% to 50%), and long exposure will vary between 60% and 100%. The portfolio is primarily comprised of large and mid-cap stocks listed on European exchanges.

(b)

Global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.

(c)

Weiss Alpha Balanced Risk incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

See Notes to Financial Statements.
50	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
April 30, 2016

Currency Abbreviations

CHF - Swiss Franc

EUR - Euro

GBP - Great British Pound

INR - Indian Rupee

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

Common Abbreviations:

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

Bolsa - The Spanish term for stock exchange.

CNX Nifty - The National Stock Exchange of India’s benchmark stock market index for Indian equity market.

FPA - First Pacific Advisors LLC.

FTSE - Financial Times and the London Stock Exchange.

LIBOR - London Interbank Offered Rate.

MSCI - Morgan Stanley Capital International.

PIMCO - Pacific Investment Management Company.

S&P - Standard & Poor’s.

SGX - Singapore Exchange.

SPDR - Standard & Poor’s Depositary Receipt.

UCITS - Undertakings for Collective Investment in Transferable Securities.

See Notes to Financial Statements.
Annual Report | April 30, 2016	51

Redmont Resolute Fund II	Statement of Assets and Liabilities
April 30, 2016

Redmont Resolute Fund II

ASSETS
Investments, at value	$605,632,636
Unrealized appreciation on total return swap contracts	706,947
Unrealized appreciation on forward currency contracts	22,889
Deposits with brokers for securities sold short and written options	30,354,362
Deposits with brokers for total return swap contracts	83,070,000
Deposits with brokers for forward currency contracts	1,980,000
Foreign currency, at value (Cost $2,927)	2,940
Receivable for investments sold	1,494,795
Receivable for dividends	602,941
Other assets	10,717

Total assets	723,878,227

LIABILITIES
Securities sold short (Proceeds $29,740,232)	31,093,639
Written options, at value (Premiums received $135,671)	352,820
Unrealized depreciation on forward currency contracts	1,057,288
Foreign cash due to broker for securities sold short (Cost $242)	262
Investment advisory fees payable	537,520
Payable for dividend expense on securities sold short	16,727
Payable for interest expense on total return swap contracts	23,353
Payable for total return swap reset	1,089,434
Payable for investments purchased	702,530
Variation margin payable	140,294
Payable for shares redeemed	2,000,000
Trustee fees and expenses payable	4,327
Chief compliance officer fee payable	8,102
Principal financial officer fees payable	1,667
Administration fees payable	100,570
Transfer agent fees payable	12,213
Professional fees payable	28,512
Custody fees payable	45,313
Accrued expenses and other liabilities	4,780

Total liabilities	37,219,351

NET ASSETS	$686,658,876

NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$682,861,049
Accumulated net loss	(826,971)
Accumulated net realized loss	(2,037,621)
Net unrealized appreciation	6,662,419

NET ASSETS	$686,658,876

INVESTMENTS, AT COST	$597,135,038

PRICING OF SHARES
Class I:
Net Asset Value, offering and redemption price per share	$10.75
Net Assets	$686,658,876
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	63,881,394

See Notes to Financial Statements.
52	www.redmontfunds.com

Redmont Resolute Fund II	Statement of Operations
For the Year Ended April 30, 2016

Redmont Resolute Fund II

INVESTMENT INCOME
Dividends	$12,023,960
Interest	652,240
Foreign taxes withheld	(66,794)

Total investment income	12,609,406

EXPENSES
Investment advisory fees (Note 7)	10,239,849
Broker fees and charges on securities sold short	160,963
Administration fees	409,770
Transfer agency fees	45,155
Professional fees	44,333
Custody fees	120,465
Reports to shareholders and printing fees	6,987
Trustee fees and expenses	17,994
Registration/filing fees	7,081
Chief compliance officer fees	48,461
Principal financial officer fees	9,969
Dividend expense on securities sold short	414,517
Other	28,078

Total expenses before waivers	11,553,622
Less fees waived/reimbursed by investment adviser (Note 7)
Class I	(9,145,448)

Total net expenses	2,408,174

NET INVESTMENT INCOME	10,201,232

Net realized loss on investments	(3,636,378)
Net realized gain on securities sold short	1,702,848
Net realized gain on written options	131,838
Net realized loss on futures contracts	(3,782,936)
Net realized loss on total return swap contracts	(4,051,748)
Net realized loss on foreign currency transactions	(18)

Total net realized loss	(9,636,394)

Net realized capital gain distributions from other investment companies	5,483,000

Net change in unrealized depreciation on investments	(22,583,780)
Net change in unrealized appreciation on securities sold short	213,008
Net change in unrealized depreciation on written options	(201,916)
Net change in unrealized appreciation on futures contracts	1,150,797
Net change in unrealized appreciation on total return swap contracts	2,461,738
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(1,029,682)

Total net change in unrealized depreciation	(19,989,835)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(24,143,229)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,941,997)

See Notes to Financial Statements.
Annual Report | April 30, 2016	53

Redmont Resolute Fund II	Statements of Changes in Net Assets

	Redmont Resolute Fund II

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS
Net investment income	$10,201,232	$11,793,052
Net realized gain/(loss)	(9,636,394)	19,405,734
Net realized gain distributions from other investment companies	5,483,000	3,191,369
Net change in unrealized depreciation	(19,989,835)	(7,606,167)

Net increase/(decrease) in net assets resulting from operations	(13,941,997)	26,783,988

DISTRIBUTIONS (NOTE 4)

Net investment income

Class I	(11,108,106)	(14,088,339)

Net realized gains on investments

Class I	(10,242,050)	(4,443,526)

Net decrease in net assets from distributions	(21,350,156)	(18,531,865)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	49,423,534	97,459,393
Dividends reinvested
Class I	21,244,058	18,500,507
Shares redeemed, net of redemption fees
Class I	(37,982,086)	(39,895,825)

Net increase in net assets derived from beneficial interest transactions	32,685,506	76,064,075

Net increase/(decrease) in Net Assets	(2,606,647)	84,316,198
NET ASSETS:
Beginning of period	689,265,523	604,949,325

End of period*	$686,658,876	$689,265,523

* Includes accumulated net investment income/(loss) of:	$(826,971)	$4,809,515

See Notes to Financial Statements.
54	www.redmontfunds.com

Redmont Resolute Fund II	Financial Highlights
For a share outstanding throughout the periods presented

	Class I
	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period Ended April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.32	$11.18	$11.05	$10.34	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment income/(loss)(b)	0.16	0.20	0.13	0.11	(0.03)
Net realized and unrealized gain/(loss) on investments	(0.39)	0.26	0.19	0.68	0.37

Total from Investment Operations	(0.23)	0.46	0.32	0.79	0.34

LESS DISTRIBUTIONS
Net investment income	(0.18)	(0.24)	(0.11)	(0.08)	–
Net realized gain on investments	(0.16)	(0.08)	(0.08)	–	–

Total Distributions	(0.34)	(0.32)	(0.19)	(0.08)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.57)	0.14	0.13	0.71	0.34

NET ASSET VALUE, END OF PERIOD	$10.75	$11.32	$11.18	$11.05	$10.34

TOTAL RETURN(c)	(2.02)%	4.16%	2.85%	7.65%	3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$686,659	$689,266	$604,949	$446,319	$78,498
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.69% (e)	1.68% (e)	1.69% (e)	1.32%	1.63%	(f)
Operating expenses including reimbursement/waiver(d)	0.35% (e)	0.33% (e)	0.29% (e)	0.22%	1.13%	(f)
Net investment income/(loss) including reimbursement/waiver(d)	1.49%	1.79%	1.19%	1.08%	(0.97)%	(f)
PORTFOLIO TURNOVER RATE	27%	54%	114%	51%	18%	(g)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.08%, 0.10%, and 0.08% of average net assets for the years ended April 30, 2016, 2015, and 2014, respectively.
(f)	Annualized.
(g)	Not Annualized.

See Notes to Financial Statements.
Annual Report | April 30, 2016	55

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust has 34 registered funds. This annual report describes the Redmont Resolute Fund II (the “Fund”). The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when Highland Associates, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would

56	www.redmontfunds.com

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2016:

Redmont Resolute Fund II

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed End Funds	$70,236	$–	$–	$70,236
Common Stocks(*)	97,861,448	–	–	97,861,448
Exchange Traded Funds	1,376,656	–	–	1,376,656
Limited Partnerships	129,591	–	–	129,591
Open-End Mutual Funds	438,631,081	–	–	438,631,081
Preferred Stocks(*)	146,510	–	–	146,510
Asset-Backed Securities	–	772,777	–	772,777
Corporate Bonds(*)	–	12,678,931	–	12,678,931
Foreign Government Bonds	–	3,235,521	–	3,235,521
Government Bonds	–	1,437,114	–	1,437,114
Short Term Investments
Money Market Funds	46,122,189	–	–	46,122,189
U.S. Treasury Bills	–	3,170,582	–	3,170,582

Total	$584,337,711	$21,294,925	$–	$605,632,636

Other Financial Instruments

Assets:
Forward Foreign Currency Contracts	$–	$22,889	$–	$22,889
Futures Contracts	635,760	–	–	635,760
Total Return Swap Contracts	–	706,947	–	706,947
Liabilities:
Common Stocks Sold Short(*)	(31,093,639)	–	–	(31,093,639)
Written Options	(210,655)	(142,165)	–	(352,820)
Forward Foreign Currency Contracts	–	(1,057,288)	–	(1,057,288)
Futures Contracts	(578,954)	–	–	(578,954)

Total	$(31,247,488)	$(427,293)	$–	$(31,717,105)

*	For detailed descriptions, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Annual Report | April 30, 2016	57

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and dividends and other income the Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements

58	www.redmontfunds.com

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations. Swap agreements held at April 30, 2016 are disclosed in the Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Written option activity for the year ended April 30, 2016 was as follows:

Redmont Resolute Fund II

	Written Call Options

	Contracts	Premiums

Outstanding, April 30, 2015	(181)	$ 72,275
Written	(1,038)	459,846
Covered	513	(184,922)
Exercised	182	(120,406)
Expired	243	(91,122)

Outstanding, April 30, 2016	(281)	$ 135,671

Futures:  The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Annual Report | April 30, 2016	59

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

Risk Exposure: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of April 30, 2016:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$706,947	Unrealized depreciation on total return swap contracts	$–
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	352,820
Foreign Currency Contracts (Forward Currency Contracts)	Unrealized appreciation on forward currency contracts	22,889	Unrealized depreciation on forward currency contracts	1,057,288
Futures Contracts*	Unrealized appreciation on futures contracts	635,760(a)	Unrealized depreciation on futures contracts	578,954(a)

Total		$1,365,596		$1,989,062

	* Risk Exposure to Fund
	Commodity Contracts	$117,554		$10,433
	Equity Contracts	459,923		568,521
	Interest Rate Contracts	58,283		–

		$635,760		$578,954

(a)

Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. The value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable as of April 30, 2016.

60	www.redmontfunds.com

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

The effect of derivatives instruments on the Statements of Operations for the year ended April 30, 2016:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts	$(4,051,748)	$2,461,738
Equity Contracts (Purchased Options)	Net realized gain on purchased options	91,122	–
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized depreciation on written options	131,838	(201,916)
Foreign Currency Contracts (Forward Currency Contracts)	Net realized gain on foreign currency transactions/Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	5,210	(1,034,399)
Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized appreciation on futures contracts	(3,782,936)	1,150,797

Total		$(7,606,514)	$2,376,220

	*Risk Exposure to Fund
	Commodity Contracts	$(28,211)	$107,121
	Equity Contracts	(2,511,181)	122,152
	Interest Rate Contracts	(252,202)	87,811
	Foreign Currency Contracts	(991,342)	833,713

		$(3,782,936)	$1,150,797

Volume of Derivative Instruments for the Fund during the year ended April 30, 2016 was as follows:

Derivative Type	Unit of Measurement	Monthly Average

Redmont II
Equity Swap Contracts	Notional Quantity	230,077,235
Forward Currency Contracts	Notional Quantity	294,869,442
Futures Contracts	Contracts	266
Written Option Contracts	Contracts	325
Purchased Option Contracts	Contracts	0

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Annual Report | April 30, 2016	61

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2016:

Redmont Resolute Fund II

Offsetting of Derivatives Assets
					Gross Amounts Not Offset in the Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities		Financial Instruments Available for Offset (a)		Cash Collateral Received(a)		Net Receivable Amount

Forward Currency Contracts	$22,889	$–	$22,889	$	(22,889)	$	–	$	–
Total Return Swap Contracts	706,947	–	706,947		–		–		(706,947)

Total	$729,836	$–	$729,836	$	(22,889)	$	–	$	(706,947)

Redmont Resolute Fund II
Offsetting of Derivatives Liabilities

					Gross Amounts Not Offset in the Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position		Financial Instruments Available for Offset (a)		Cash Collateral Pledged(a)		Net Payable Amount

Forward Currency Contracts	$1,057,288	$–	$1,057,288	$	(22,889)	$	1,034,399	$	–

Total	$1,057,288	$–	$1,057,288	$	(22,889)	$	1,034,399	$	–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differing book and tax treatment of investments in swaps. The reclassifications were as follows:

	Undistributed Net Investment Loss		Accumulated Net Realized Gain on Investments		Paid-in Capital

Redmont Resolute Fund II	$(4,729,612)	$	4,729,612	$	–

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Derivatives and Foreign Currency		Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes

Redmont Resolute Fund II	$26,446,313	$(20,283,729)	$(1,835,179)	$	4,327,405	$599,470,052

62	www.redmontfunds.com

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

Components of Earnings: As of April 30, 2016, components of distributable earnings were as follows:

	Accumulated Capital Gains	Undistributed Ordinary Income	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences

Redmont Resolute Fund II	$331,833	$–	$4,327,405	$ (861,411)

Capital Losses: As of April 30, 2016, the Fund elects to defer to the period ending April 30, 2017, late year ordinary losses in the amount of $1,115,254.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gains

Redmont Resolute Fund II	$11,135,675	$10,214,481

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gains

Redmont Resolute Fund II	$14,088,339	$4,443,526

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the year ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund II	$ 181,203,313	$ 144,391,302

Purchases and sales of U.S. Government Obligations during the year ended April 30, 2016 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund II	$ 6,217,309	$ 3,192,119

Annual Report | April 30, 2016	63

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Redmont Resolute Fund II

Class I:	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

Common Shares Outstanding - Beginning of Period	60,903,896	54,134,098
Common Shares Sold	4,465,406	8,615,477
Common Shares Issued as Reinvestment of Dividends	1,981,722	1,660,728
Common Shares Redeemed	(3,469,630)	(3,506,407)

Common Shares Outstanding - End of Period	63,881,394	60,903,896

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the year ended April 30, 2016 and the year ended April 30, 2015, the Fund retained fees as follows:

Fund	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

Redmont Resolute Fund II	$–	$–

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for the Fund. The management fee is paid on a monthly basis.

The Adviser entered into an Investment Sub-Advisory Agreement with Robeco Investment Management, Inc. (“Robeco”) and with Pinebridge Investments LLC (“Pinebridge). The Investment Sub-Advisory Agreements are in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of the Fund’s assets among Robeco, Pinebridge and other open-end investment companies. The Fund is not required to invest with any minimum number of sub-advisers or open-end investment companies, and do not have minimum or maximum limitations with respect to allocations of assets to Robeco and Prinebridge (collectively the “Sub-Advisers”), investment strategy or market sector. Highland may change the allocation of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

Pursuant to each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisers an annual sub-advisory management fee which is based on the Fund’s average quarterly market value of the assets managed by the Sub-Advisers. The Adviser is required to pay all fees due to Sub-Advisers out of the management fee the Adviser receives from the Fund. The following table reflects the Fund’s contractual sub-advisory fee rates.

Sub-Advisers	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee

	First $50 Million	0.55%
Pinebridge Investments LLC	Over $50 Million	0.50%
	First $50 Million	1.25%
Robeco Investment Management, Inc.	Over $50 Million	1.00%

64	www.redmontfunds.com

Redmont Resolute Fund II	Notes to Financial Statements
April 30, 2016

The Adviser has agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% management fee in excess of any sub-advisory fees paid by the Adviser to Sub-Adviser in connection with the Fund. This agreement is in effect August 31, 2013 through August 31, 2017. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2017 without the approval of the Fund’s Board of Trustees. The Adviser is not permitted to recoup any amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the expense limitation cap. Fees waived/reimbursed by adviser for the year ended April 30, 2016 are disclosed in the Statement of Operations.

For the year ended April 30, 2016, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser

Redmont Resolute Fund II - Class I	$ (9,145,448)

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services

ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust on behalf of the Fund. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2016	65

Redmont Resolute Fund II	Report of Independent Registered Accounting Firm
April 30, 2016

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Redmont Resolute Fund II (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 30, 2011 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Redmont Resolute Fund II of Financial Investors Trust as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from December 30, 2011 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

66	www.redmontfunds.com

Redmont Resolute Fund II	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2016 (Unaudited)

On December 15, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Highland Associates, Inc. (the “Adviser”) (the “Investment Advisory Agreement”), the investment sub-advisory agreement among the Trust, the Adviser and Robeco Investment Management, Inc. (“Robeco”) and the investment sub-adviser agreement among the Trust, the Adviser and PineBridge Investments LLC (“PineBridge”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and the Investment Sub-Advisory Agreements and other related materials.

In renewing and approving the Investment Advisory Agreement with the Adviser, the Investment Sub-Advisory Agreement with Robeco and the Investment Sub-Advisory Agreement with Pinebridge, the Trustees, including the Independent Trustees, considered the following factors with respect to the Redmont Resolute Fund II (the “Redmont Fund):

Investment Advisory and Sub-Advisory Fee Rate: The Trustees reviewed and considered the contractual advisory fee rates paid by the Trust, on behalf of the Redmont Fund, to the Adviser of 1.50% of the Redmont Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Redmont Fund. The Trustees also reviewed and considered the contractual sub-advisory fee rates paid by the Adviser to Robeco of 1.25% of Redmont Resolute Fund II’s daily average net assets allocated to Robeco for the first $50 million, and 1.00% of Redmont Resolute Fund II’s daily average net assets allocated to Robeco above $50 million, in light of the extent and quality of the advisory services provided by Robeco to Redmont Resolute Fund II. The Trustees also reviewed and considered the contractual annual sub-advisory fee paid by the Adviser to PineBridge of 0.55% of the Redmont Fund’s daily average net assets allocated to PineBridge for the first $50 million, and 0.50% of the balance of the Redmont Fund’s daily average net assets allocated to PineBridge above $50 million, in light of the extent and quality of the advisory services provided by it to the Redmont Fund.

The Board received and considered information including a comparison of the Redmont Fund’s contractual and actual advisory fees and overall expenses with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Independent Data Provider”). The Trustees noted that both of the Redmont Fund’s contractual advisory fee rates were above the Independent Data Provider peer group averages and below the Independent Data Provider peer group medians of contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 0.23% for Class I of Redmont Resolute Fund II. The Trustees noted that the total expense ratios (after waivers) for Redmont Resolute Fund II’s Class I shares were below the Independent Data Provider peer group average and median total expense ratios (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub-Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Redmont Fund under the Investment Advisory and Sub-Advisory Agreements. The Trustees reviewed certain background materials supplied by the Adviser, Robeco and PineBridge in their presentations, including their Forms ADV.

The Trustees reviewed and considered the Adviser’s, Robeco’s and PineBridge’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by the Adviser, Robeco and PineBridge and their affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, Robeco and PineBridge, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Redmont Funds.

The Trustees considered the background and experience of the Adviser’s, Robeco’s and PineBridge’s management in connection with the Redmont Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Redmont Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s, Robeco’s and PineBridge’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Redmont Fund for the 3-month, 1-year and 3-year periods ended September 30, 2015. That review included a comparison of the Redmont Fund’s performance to the performance of a group of comparable funds selected by the Independent Data Provider. The Trustees noted that the performance of the Redmont Fund’s Class I shares was below its Independent Data Provider peer group averages and medians for the 3-month, 1-year and 3-year periods ended September 30, 2015. The Trustees also considered the Adviser’s, Robeco’s and PineBridge’s discussion of the Redmont Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s, Robeco’s and PineBridge’s performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Annual Report | April 30, 2016	67

Redmont Resolute Fund II	Disclosure Regarding Approval of Fund Advisory Agreements
April 30, 2016 (Unaudited)

Comparable Accounts: The Trustees noted certain information provided by the Adviser, Robeco and PineBridge regarding fees charged to its other clients utilizing a strategy similar to that employed by the Redmont Fund.

Profitability: The Trustees received and considered retrospective and projected profitability analyses prepared by the Adviser, Robeco and PineBridge based on the fees payable under the Investment Advisory Agreement with the Adviser and the Investment Sub-Advisory Agreements with each of Robeco and PineBridge, with respect to each Redmont Fund, as applicable. The Trustees considered the profits, if any, anticipated to be realized by the Adviser, Robeco and PineBridge in connection with the operation of the Redmont Fund. The Board then reviewed the Adviser’s unaudited balance sheet as of September 30, 2015 and Profit and Loss for January through September 2015 in order to analyze the financial condition and stability and profitability of the Adviser. The Board also reviewed Robeco’s and PineBridge’s 2013 and 2014 financial statements in order to analyze the financial condition and stability and profitability of Robeco and PineBridge.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Redmont Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Redmont Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the investment adviser of the Redmont Fund, Robeco and PineBridge as the sub-adviser of the Redmont Fund and the fees charged under the Investment Advisory and Sub-Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub-Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual advisory fee rates were below the Independent Data Provider peer group averages and medians for the Redmont Fund;
●	Robeco’s and PineBridge’s fees under their respective sub-advisory agreements are paid directly by the Adviser;
●	the total expense ratios (after waivers) for Redmont Fund’s Class I shares were below the Independent Data Provider peer group average and median total expense ratios (after waivers);
●

the nature, extent and quality of services rendered by the Adviser, Robeco and PineBridge under the Investment Advisory and Sub-Advisory Agreements, respectively, with respect to the Redmont Fund, as applicable, were adequate;

●	the performance of Redmont Fund’s Class I shares were below their Independent Data Provider peer group averages and medians for the 3-month, 1-year and 3-year periods ended September 30, 2015;
●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s, Robeco’s and PineBridge’s other clients employing a comparable strategy to the Redmont Fund were not indicative of any unreasonableness with respect to the advisory and sub-advisory fees payable by the Redmont Fund;

●	the profit, if any, realized by the Adviser, Robeco and PineBridge in connection with the operation of the Redmont Fund, as applicable, is not unreasonable to the Redmont Fund; and
●	there were no material economies of scale or other incidental benefits accruing to the Adviser, Robeco and PineBridge in connection with their relationship with the Redmont Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s, Robeco’s and PineBridge’s compensation for investment advisory and sub-advisory services is consistent with the best interests of the Redmont Fund and its shareholders.

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Redmont Resolute Fund II	Additional Information
April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	QDI	DRD

Redmont Resolute Fund II	21.80%	9.59%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Redmont Resolute II designates $10,214,481 as long-term capital gain distributions.

Annual Report | April 30, 2016	69

Redmont Resolute Fund II	Trustees & Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 855-845-9444.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

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Redmont Resolute Fund II	Trustees & Officers
April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

Annual Report | April 30, 2016	71

Redmont Resolute Fund II	Trustees & Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

72	www.redmontfunds.com

Redmont Resolute Fund II	Trustees & Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Annual Report | April 30, 2016	73

Redmont Resolute Fund II	Trustees & Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Highland Associates, Inc., Robeco Investment Management, Inc. and/or Pinebridge Investment LLC provides investment advisory services (currently none).

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ANNUAL REPORT

April 30, 2016
Seafarer Overseas Growth and Income Fund

Investor Class	SFGIX

Institutional Class	SIGIX

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

LETTER TO SHAREHOLDERS

May 15, 2016

Dear Fellow Shareholders,

I am honored to address you again on behalf of the Seafarer Overseas Growth and Income Fund. This report addresses the Fund’s 2015-16 fiscal year (May 1, 2015 to April 30, 2016).

During the fiscal year, the Fund declined -8.32%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, fell -17.56%.1 By way of broader comparison, the S&P 500 Index increased 1.21%.

From the Fund’s inception (February 15, 2012) through the end of the fiscal year (April 30, 2016), the Fund generated an annualized rate of return of 5.88%.2 The benchmark index fell at an annualized rate of -2.64% over the same period.

The Fund began the fiscal year with a net asset value of $12.66 per share. During the ensuing twelve months, the Fund paid two distributions: $0.060 per share in June 2015 and $0.081 per share in December 2015. Those payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.172. The Fund finished the fiscal year with a value of $11.46 per share.3

Performance Review

Everyone at Seafarer is proud of the Fund and its performance record. Yet as I write this letter, I do so with a degree of disappointment and frustration. The emerging markets have been a poor investment destination over the past four years, and it is wearying to contemplate a fiscal year in which the Fund generated a substantial loss.

There are a number of considerations that place the Fund’s performance in better stead: during the fiscal year, the Fund outpaced its benchmark in relative terms by a substantial margin; as of the fiscal year end, the Fund produced annualized gains since its inception, even as the index failed to do so; and over its life, the Fund’s performance has been substantially less volatile than that of the index.

Yet even if the Fund’s long-term performance is thus far in keeping with its objectives, I am acutely aware that many shareholders have subscribed to the Fund only recently. Such shareholders only know the Fund for the losses it has wrought within their portfolios. As such, I sincerely appreciate the patience afforded by all, given the challenging investment climate within the developing world.

China’s economy and its stock markets cast a substantial shadow over both the Fund and the index during the fiscal year. Early in 2015, immediately prior to the commencement of the fiscal period, Chinese markets rose rapidly for a variety of reasons, forming a mini-bubble of sorts. The bubble burst in the middle of May 2015, ostensibly when officials sought to restrict access to the margin financing that had stoked frenzied trading among small investors. Chinese equities plunged shortly thereafter, with no safe harbor in the market.

Prior to the collapse, I was aware that valuation conditions were extreme and warranted caution, even as I did not know when or how a correction might occur. Given such uncertainty, I attempted to mitigate risk by reducing the portfolio’s allocation to the China, and by emphasizing those positions I thought offered “defensive valuations.” At the time, I thought certain securities might have prices low enough and dividend yields high enough to partially withstand the correction in the market. Unfortunately, this tactic proved fruitless. In May 2015, the Fund held eight China-linked securities (seven stocks listed on the Hong Kong Stock Exchange, and one convertible bond). All the equities fell in tandem with the broader market, and while the bond fared somewhat better, the Fund’s “defensive”

Annual Report – April 30, 2016	1

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

positions in China were not the haven I imagined them to be. Still, by the middle of the fiscal year, the Fund was ahead of the index, even as the emerging markets declined broadly in sympathy with China’s correction.

As the emerging markets slumped into the late summer of 2015, they were further rattled by the announcement that China would sever the long-standing exchange rate relationship between its currency, the renminbi, and the U.S. dollar. For the 20 years preceding the August announcement, China either formally pegged its currency to the dollar, or it maintained a “dirty peg,” an arrangement in which the authorities made small, manual adjustments to the currency’s value versus the dollar. However, the announcement in August heralded the end of the dirty peg: the Chinese authorities announced the currency would instead adopt a market-based arrangement – still subject to certain restrictions and trading guidelines – but in which the market would play a dominant role in setting the daily value of the currency. I describe the new system as a “dirty float,” as opposed to a freely-floating currency.

Unfortunately for China, the implementation of the new currency arrangement was not well communicated, and the timing shocked many observers; the new policy was poorly received. (For the record: I have always thought China would announce exactly this policy at a time of perceived weakness, when external observers least expected it. The only thing that shocked me about the announcement was that it occurred at least three years earlier than I had imagined – in other words, China adopted this essential reform faster and more aggressively than I ever thought possible.)

The furor over the change has since died down, in large part because markets were so rattled that China felt obliged to temporarily reinstate some of the stability associated with the former “dirty peg” system. However, in my view, no one should suffer under the illusion that China has reversed course. Last August, China ended what was the most important, de-facto currency union in the world – the informal, but rigid link between the dollar and the renminbi. For more on the potential consequences of China’s decision, please see my Letter to Shareholders as of October 31, 2015, particularly the section entitled “China’s Prominence.”4

Stocks markets in the developing world enjoyed a brief period of calm during the late fall of 2015. However, this calm was shattered in the first weeks of 2016 when Chinese stocks plunged again, mysteriously. At the time, pundits speculated that China’s currency was to blame: the popular view was that the renminbi was unstable, and would soon come unglued. Many speculated that the currency’s instability was somehow instigating the panicked downturn in Chinese equities. That explanation was widespread, but it lacked merit. The renminbi was nowhere near as unstable as the pundits then suggested; and the small fluctuations that occurred did not provide a satisfactory explanation for the swift and broad-based decline in Chinese stocks. Simply put, this was not a case where the tail was wagging the dog.

I would suggest two possible causes for China’s swoon in January.5 First, the behaviors of China’s currency and equity markets were both consistent with deteriorating domestic liquidity conditions. The erratic behavior of the two markets might portend distress within China’s financial sector – not necessarily a “hard economic landing” (e.g. an abrupt economic deceleration), but more likely acute liquidity distress, the sort that might trigger a major bankruptcy (or chain of bankruptcies). Second, perceptions of instability and schisms within the senior leadership of the Chinese government might also have destabilized markets. The two scenarios are only speculation on my part, though I believe both hold a degree of truth.

During January’s sharp decline, the Fund held up better than the market overall, mainly because of the limited, “defensive” exposure to China that was implemented prior to the beginning of the fiscal year. However, in short order, China no longer dominated headlines within the developing world; by the end of January, Brazil was at the forefront, as a long-simmering graft scandal there came to a head.

2	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

A dogged team of prosecutors laid out evidence against senior political leaders previously deemed untouchable. The investigation culminated in an impeachment vote, and President Rousseff – the architect of many economic policies that have gone awry – was suspended from office. Brazilian stocks and the local currency moved swiftly higher, driven by the speculative hope that a new government might arrest the country’s economic decline. The Fund and the benchmark both rallied in response, and most emerging markets – including China – climbed from the lows of January.
The Fund sustained its outperformance through the end of the fiscal year because of its substantial exposure to Brazilian stocks. For the past two years, the Fund maintained a meaningful allocation to the country, despite its very weak performance as measured in dollars. The Fund’s goal was to accumulate shares of profitable companies, capable of generating reasonable profits and dividends even amid the country’s economic crisis.

By holding the shares of “survivors” until the economy stabilized, I hoped the Fund would profit from the eventual recovery of such companies. It was not my intention for the Fund to speculate on the political environment in Brazil, nor did I wish to gamble on the short-term performance of the economy. Yet Brazilian stocks reacted swiftly and positively to the mere idea that the country’s economic distress might diminish, driven by a prospective change in government. The market’s sharp recovery seemed to confirm the basic cheapness that I thought was present in many Brazilian equities.

Still, political speculation was at the root of the stock market’s rally, not a recovery in economic fundamentals. The Fund’s allocation to Brazil was no accident, and happily, that exposure had a beneficial impact on performance versus the index. Nevertheless, after the rally subsided I reduced the Fund’s allocation to Brazil, as I did not wish for a large and growing portion of its capital to be “held hostage” to the rapidly vacillating sentiment associated with the country’s politics. Accordingly, the Fund’s allocation to Brazilian equities (well over 15% after the market’s surge) was trimmed at the margin, and the proceeds were distributed broadly throughout the remainder of the portfolio.

Amid a fiscal year dominated by such volatility, two of the Fund’s best performing positions warrant description. Aselsan and Arçelik are mid-capitalization companies located in Turkey. Aselsan is a systems engineering company; Arçelik is a maker of “white good” consumer appliances, such as refrigerators, air conditioners and washing machines. The Fund has held the former position for four years, and the Fund added the latter two and a half years ago. When the two positions were added to the Fund, neither was remarkable for its obvious cheapness or for its pronounced growth prospects. Further, both were domiciled in a country that was struggling with political crisis and bouts of severe currency weakness. Neither company was particularly well known within the global investment community, in large part because both then had (and still have) capitalizations below $5 billion, lower than the minimum thresholds that global funds often set. Yet both have contributed handsomely to the Fund’s long-term returns, arguably because both embody the growth and income strategy that drives the Fund.

Despite operating in different industries, and despite facing uncertain conditions in their respective markets, both firms enjoyed strong competitive advantages and tangible, incremental opportunities for growth. The steady nature of their businesses meant that each was able to realize meaningful expansion over the past few years, even as many industries in the developing world experienced contraction amid waning demand and extreme currency fluctuations.

The two companies’ stable revenues and disciplined cost controls allowed for the production of healthy profit margins amid the market turmoil. Neither business has extensive requirements for capital investment, and thus both were able to translate a large portion of their earnings into free cash flows. Most importantly, the companies enjoyed sufficient liquidity and solvency, enabling them to pay out a substantial portion of their cash flows consistently to shareholders. The companies’ consistent dividends burnished the liquidity of their shares, buffering them against the extreme volatility that has been evident for the past four years.

Annual Report – April 30, 2016	3

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

The balanced, multi-dimensional set of characteristics exhibited by these two companies exemplifies what I search for in the growth and income strategy. The Fund was able to initiate (and subsequently augment) both positions at reasonable valuations, particularly as assessed by prospective cash flow yield and dividend yield. The Fund’s strategy usually works best when reasonable valuations (defined primarily by yield) can be overlaid on companies with sustainable growth in revenues and cash flow. Ultimately, I think this set of conditions is what allowed Aselsan and Arçelik to stand out amid a year fraught with losses – despite being two relatively unknown, small-to-mid sized companies, hailing from a part of the world that many professional investors deem too risky to contemplate.

Seafarer’s Evolution

The assets in the Seafarer Overseas Growth and Income Fund grew considerably during the past fiscal year, from $183 million to $1,219 million. The firm is five years old. At the firm’s inception, I made plans for its future. I did not think the present scale would be attainable for many more years, if ever. We are grateful for the growth the firm has experienced, and for shareholders’ willingness to entrust us with their capital.

Seafarer’s growth has engendered interest in our plans for the company. We have developed a vision that should guide our firm’s development over the next fifteen years. I will share a brief outline of that vision below, particularly as it impacts four key areas: scale, strategies, team and culture.

Scale

Regarding scale: though the firm has already grown faster than expected, our long-term plan calls for further expansion. We take nothing for granted, especially the prospect of future growth. Nevertheless, we are preparing for a long-term vision in which the firm attains a scale that is somewhat larger than it is today. However, I am determined that the firm will remain, unmistakably, a “boutique” in both its investment practices and its relationship with shareholders and clients – and therefore there are definitive limits to the growth we will pursue.

We believe growth will afford two main benefits to shareholders and clients: better cost efficiencies and greater investment resources. One of the long-term goals of the firm is to lower the cost associated with overseas investment.6 Our analysis suggests that greater size will yield meaningful economies of scale, which we will reflect in lower costs to the firm’s clients over time. We also believe that additional scale will allow the firm to augment the resources of the firm in a beneficial manner, particularly with respect to technology systems and personnel. Seafarer is committed to making substantial investments in its research team and its technology over time, in keeping with its scale.

As the firm pursues new avenues for growth, we intend to explore opportunities to attract clients abroad. We believe that diversification of the firm’s client base is essential to the firm’s long-term stability and strength; expansion overseas is one powerful way for us to diversify our business. Such efforts will undoubtedly introduce complexity to our business. However, we think this complexity will ultimately prompt us to serve all of our clients better, as we will continue to “raise the bar” with respect to our compliance standards and fiduciary obligations.

Strategies

Regarding strategies: the firm’s plans for the future include the management of at least two strategies, and perhaps one or two more beyond. Unlike some other small firms, I do not believe there is only “one right way” to invest in the emerging markets. Rather, our aim is to identify, study and exploit persistent market inefficiencies (i.e., inefficiencies we believe will endure 15 years or longer). Today, we are confident that there are at least two structural inefficiencies that we can harness to the benefit of our shareholders and clients; we intend to explore other possibilities over the next decade, and perhaps one or two will be manifest in new strategies.

4	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

Today, Seafarer is best known for its “Growth and Income” strategy. That strategy seeks to exploit a pervasive inefficiency whereby markets habitually undervalue companies growing at low but sustainable rates, and overvalue companies growing at high (but perhaps unsustainable) rates. Dividends and other current income act as a signal to identify and evaluate companies that might be capable of sustained growth.

I am pleased to introduce a second strategy at Seafarer, one that seeks “value” in the emerging markets. On May 31, 2016 Seafarer launched the Seafarer Overseas Value Fund. This strategy aims to exploit certain long-term structural changes in the developing world, changes that we believe will force various companies to realize a portion of the value that is embedded in their balance sheets. The strategy is founded on the premise that some shares have been overlooked because markets favor rapid growth prospects over balance sheet analysis. I am pleased to announce that my colleague, Paul Espinosa, will serve as Lead Manager to the new fund, and I will support him as the Fund’s Co-Manager.

Though Seafarer may one day expand beyond “Growth and Income” and “Value,” our vision does not allow for a plethora of strategies. Our curiosity and our desire to serve our clients and shareholders drive us to explore new possibilities; yet we are committed to being highly selective and responsible in our efforts. We will not proliferate strategies lightly.

Team

As the firm grows, so too will the team that supports the firm’s activities. Seafarer is committed to investing responsibly in its people, so as to ensure the organization is fit for long-term evolution. We are especially keen to expand the operational and administrative breadth of our team within the next 18 months.

Many investors are keen to understand how the investment research team might change or grow. The team will certainly expand, but at a measured pace.

I believe in teams comprised of highly-skilled generalists, in which all members are endowed with substantial authority and responsibility. I prefer to keep teams small to maximize communication, constructive criticism, decisiveness, and accountability. Small teams also tend to minimize politics and unnecessary bureaucracy. Our goal is to make informed decisions on a timely basis, something that I believe small teams do very well.

The expansion of the research team will be limited and selective. Our research process is one in which skilled analysts work to “discover” the rare securities that fit our strategic parameters over the long term. Accordingly, we see no need to “cover” the full extent of the emerging markets, as much of the universe is not germane to our investment strategies. We think a large team would do little to help our clients’ success, and might impede it.

Over time, the firm’s evolution will necessitate greater specialization by strategy. My intention is for the team to be comprised of generalists from a county/sector perspective, capable of analyzing a broad swathe of companies. Seafarer’s team will be organized by strategy, with portfolio managers and analysts named to clusters that support specific investment mandates and any associated portfolios.

As Seafarer’s research team grows, you will see it evolve in a manner that emphasizes accountability, integrity and strategic continuity. With this in mind, I am pleased to announce the promotion of Kate Jaquet and Paul Espinosa to Co-Managers for the Seafarer Overseas Growth and Income Fund. As lead manager of the Fund, I remain the author of its strategy. However, Kate and Paul will be afforded a higher degree of discretion in my planned absence (e.g. work-related travel or personal vacation). I have had the privilege to work alongside both for several years now, and both have developed a broad and deep understanding of the Growth and Income strategy, the Fund and its construction. I am very pleased to enact this promotion – Kate and Paul have earned it.

Annual Report – April 30, 2016	5

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

Apart from these promotions, I am pleased to welcome Jia Zhu to our research team as an Analyst. Jia joins us with a great deal of experience in East Asia, and she will contribute to our research efforts around the globe.

Culture

In my estimation, one of the hardest things to do in a growing company is to preserve the investment culture that gave rise to the firm’s initial success. A strong culture often has intangible elements that are not transmitted quickly or easily. The problem of transmission is compounded because any capable organization must remain open to change, progress and development. Thus it is no solution to rigidly enforce a historic culture simply for the sake of doing so. A capable organization must promote a culture that embodies continuity and change at once.

I believe Seafarer’s culture, though young, is worth preserving as the firm evolves. It is a culture that is suited to a small, focused boutique, managed by a team of accountable professionals. The firm is dedicated to delivering an investment experience to its clients that is founded on long-term performance, low costs, transparent communications, and whenever possible, risk adjusted returns.

My pledge to shareholders and clients is that Seafarer will not grow at a pace that overwhelms its unique culture. I do not want Seafarer to become so large that, culturally, the professionals at the firm lose sight of, or contact with, the clients they serve. Seafarer’s ownership structure and governance is arranged such that I have the control to deliver upon this commitment.

This promise will present certain challenges: even as the firm aspires to grow, it will remain “small at heart,” and small in terms of support personnel. We will not hire ghostwriters or large numbers of marketing staff to apply polish to the rough edges of our firm. Doing so will not only drive up costs, it will also dilute the intimate connection between the people at Seafarer and the clients they serve. We are committed to delivering insights directly from the individuals who manage your money.

We are honored to serve as your investment adviser in the emerging markets, and we appreciate your investment in the Funds.

Sincerely,

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. It is not possible to invest directly in this or any index.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in this or any index.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives. Diversification does not ensure a profit or guarantee against loss.

Information on the Seafarer website is provided for textual reference only, and is not incorporated by reference into this letter or report.

6	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

April 30, 2016

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Seafarer does not accept any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) declined -8.39% during the fiscal year.
[2]	The Fund’s Investor share class generated an annualized rate of return of 5.75% from the Fund’s inception through the end of the fiscal year.
[3]

The Fund’s Investor share class began the fiscal year with a net asset value of $12.64 per share. The Fund paid two distributions: $0.059 per share in June 2015 and $0.076 per share in December 2015. Those two payments brought the cumulative distribution per share, as measured from the Fund’s inception to the end of the fiscal year, to $1.130. The Fund finished the fiscal year with a value of $11.44 per share.

[4]	The Letter to Shareholders as of October 31, 2015 is available at: www.seafarerfunds.com/fund/shareholder-letter/2015/10/semi-annual
[5]	For additional discussion on this topic, refer to the portfolio review for the fourth quarter of 2015, which is available at: www.seafarerfunds.com/fund/portfolio-review/2015/12/Q4
[6]	The long-term goals of the firm are described in an essay from 2012 titled “What are the Firm’s Goals?”, which is available at: www.seafarerfunds.com/ask-seafarer/#what-are-the-firms-goals

Annual Report – April 30, 2016	7

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Seafarer Overseas Growth and Income Fund Performance

Total Return (As of April 30, 2016)	1 Year	3 Years	Since Inception* - Annualized	Gross Expense Ratio**
Investor Class (SFGIX)	-8.39%	1.67%	5.75%	1.15%
Institutional Class (SIGIX)	-8.32%	1.82%	5.88%	1.05%
MSCI Emerging Markets Total Return Index^	-17.56%	-4.23%	-2.64%

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

*	Inception Date: February 15, 2012.
**

Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2017.

^

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

8	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Performance of a $10,000 Investment Since Inception

* Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to April 30, 2016. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

Annual Report – April 30, 2016	9

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Fund Characteristics

Inception Date	February 15, 2012
Net Assets	$1,219.0M
Portfolio Turnover[1]	7%

	Investor Class	Institutional Class
Ticker	SFGIX	SIGIX
NAV	$11.44	$11.46
30-Day SEC Yield	1.86%	1.96%
Fund Distribution Yield	0.96%	1.01%
Gross Expense Ratio	1.14%	1.03%
Redemption Fee (within 90 calendar days)	2.00%	2.00%
Minimum Initial Investment	$2,500	$100,000
Minimum Initial Investment - Automatic Investment Plan	$1,500	$100,000
Minimum Initial Investment - Retirement Account	$1,000	$100,000

Underlying Portfolio Holdings

Number of Holdings	46
% of Net Assets in Top 10 Holdings	40%
Weighted Average Market Cap	$23.2B
Market Cap of Portfolio Median Dollar	$6.5B
Gross Portfolio Yield[2]	3.5%
Price / Book Value[2]	1.6
Price / Earnings[2,3]	12.9
Earnings Per Share Growth[2,3]	9%

[1]	For the year ended April 30, 2016.
[2]

Calculated as a harmonic average of the underlying portfolio holdings. A harmonic average is the reciprocal of the arithmetic mean of the reciprocals. Harmonic averages are generally preferable to weighted averages or other techniques when measuring the fundamental characteristics (e.g., earnings per share, book value per share) of a portfolio of securities.

[3]	Based on consensus earnings estimates for next year. Excludes securities for which consensus earnings estimates are not available.

30-Day SEC Yield: a standard yield calculation developed by the Securities and Exchange Commission (SEC). It represents net investment income earned by the Fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Fund Distribution Yield: a measure of the sum of the Fund’s income distributions during the trailing 380 days divided by the previous month’s NAV (adjusted upward for any capital gains distributed over the same time period).

Gross Portfolio Yield: gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

Price / Book Value: the value of a company’s common shares, divided by the company’s book value.

Price / Earnings: the market price of a company’s common shares divided by the earnings per common share as forecast for next year.

Earnings Per Share (EPS) Growth: forecast growth rate of earnings per common share next year, expressed as a percentage.

Past performance does not guarantee future results.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

10	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Top 10 Holdings

Holding	Sector	Country	Issuer Mkt Cap ($B)	Yield[1]	Price / Book	Price / Earnings[2]	EPS Growth[2]

Bank Pekao SA	Financials	Poland	$10.7	6.4%	1.7	18	12%

Hang Lung Properties, Ltd.	Financials	China / Hong Kong	$9.0	4.9%	0.5	14	1%

Samsung Electronics Co. Ltd., Pfd.	Information Technology	South Korea	$156.3	2.0%	0.7	8	-1%

Sanlam, Ltd.	Financials	South Africa	$10.4	3.6%	2.6	13	9%

Singapore Telecommunications Ltd.	Telecom. Services	Singapore	$45.9	4.5%	2.5	15	5%

Infosys, Ltd. ADR	Information Technology	India	$43.3	1.9%	4.6	17	10%

Banco Bradesco SA	Financials	Brazil	$43.2	3.4%	1.6	8	7%
Astra International Tbk PT	Consumer Discretionary	Indonesia	$20.7	3.2%	2.6	13	12%

TOTVS SA	Information Technology	Brazil	$1.3	2.6%	3.7	15	23%

Hisamitsu Pharmaceutical Co., Inc.	Health Care	Japan	$4.7	1.5%	2.0	24	-3%

Cumulative Weight of Top 10 Holdings:		40%
Total Number of Holdings:		46

[1]	Yield = dividend yield for common and preferred stocks and yield to maturity for bonds.
[2]	Based on consensus earnings estimates for next year.

Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

Annual Report – April 30, 2016	11

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Portfolio Composition

Region/Country	% Net Assets
East and South Asia	51
China / Hong Kong	15
India	8
Indonesia	4
Japan	3
Malaysia	1
Singapore	6
South Korea	8
Taiwan	5
Vietnam	1
Eastern Europe	13
Poland	8
Turkey	5
Latin America	22
Brazil	15
Mexico	7
Middle East and Africa	6
South Africa	6
Cash and Other Assets, Less Liabilities	8
Total	100

Asset Class	% Net Assets
Common Stock	72
Preferred Stock	9
ADR	5
Foreign Currency Government Bond	2
Foreign Currency Convertible Bond	2
Foreign Currency Corporate Bond	1
USD Convertible Bond	1
Cash and Other Assets, Less Liabilities	8
Total	100

Market Capitalization of Issuer	% Net Assets
Large Cap (over $10 billion)	39
Mid Cap ($1 - $10 billion)	41
Small Cap (under $1 billion)	10
Not Applicable	2
Cash and Other Assets, Less Liabilities	8
Total	100

Sector	% Net Assets
Consumer Discretionary	12
Consumer Staples	3
Energy	–
Financials*	24
Government	2
Health Care	11
Industrials	6
Information Technology	23
Materials	3
Telecommunication Services	6
Utilities	2
Cash and Other Assets, Less Liabilities	8
Total	100

*

The Fund’s holdings in the Financials sector include property-related stocks, which are classified within the “Financials sector” according to the Global Industry Classification Standard (GICS) methodology utilized herein. Property-related holdings comprised 5% of the Fund’s net assets as of April 30, 2016.

Due to rounding, percentage values may not sum to 100%. Values less than 0.5% may be rounded to 0%.

12	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

April 30, 2016

Top 5 Performance Contributors and Detractors

For the year ended April 30, 2016

Contributors	% Net Assets[1]
Infosys, Ltd. ADR	4.3
Aselsan Elektronik Sanayi Ve Ticaret AS	2.1
Bao Viet Holdings	0.8
Arcelik AS	1.9
Hisamitsu Pharmaceutical Co., Inc.	3.0

Detractors	% Net Assets[1]
Sun Pharma Advanced Research Co., Ltd.	2.3
Shandong Weigao Group Medical Polymer Co., Ltd.	2.6
PGE Polska Grupa Energetyczna SA	2.0
Valid Solucoes	1.9
Hang Lung Properties, Ltd.	4.4

[1]	As of end of period.

Source: Bloomberg.

Annual Report – April 30, 2016	13

Seafarer Overseas Growth and Income Fund	Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/01/15	Ending Account Value 04/30/16	Expense Ratio(a)	Expenses Paid During Period 11/01/15 - 04/30/16(b)
Investor Class
Actual	$ 1,000.00	$ 1,050.60	1.10%	$ 5.61
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52

Institutional Class
Actual	$ 1,000.00	$ 1,050.90	1.01%	$ 5.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.84	1.01%	$ 5.07

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

14	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2016

	Currency	Shares	Value

COMMON STOCKS (76.4%)
Brazil (8.0%)
TOTVS SA	BRL	4,738,000	$38,725,065
Odontoprev SA	BRL	11,575,000	35,641,274
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	BRL	2,315,100	23,263,751

Total Brazil			97,630,090

China / Hong Kong (13.4%)
Hang Lung Properties, Ltd.	HKD	26,750,000	53,383,439
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	53,500,000	32,209,388
Texwinca Holdings, Ltd.	HKD	28,849,000	28,116,701
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	21,500,000	20,095,012
Greatview Aseptic Packaging Co., Ltd.	HKD	35,719,000	18,142,926
Pico Far East Holdings, Ltd.	HKD	41,004,000	11,206,601

Total China / Hong Kong			163,154,067

India (8.0%)
Infosys, Ltd., Sponsored ADR	USD	2,765,000	51,982,000
Sun Pharma Advanced Research Co., Ltd.(a)	INR	6,114,274	27,649,276
Balkrishna Industries, Ltd.	INR	1,320,303	13,254,783
Cyient, Ltd.	INR	729,289	5,052,138

Total India			97,938,197

Indonesia (3.8%)
Astra International Tbk PT	IDR	91,500,000	46,658,894

Total Indonesia			46,658,894

Japan (3.0%)
Hisamitsu Pharmaceutical Co., Inc.	JPY	747,500	36,742,716

Total Japan			36,742,716

Malaysia (0.6%)
Hartalega Holdings Bhd	MYR	6,850,000	7,522,462

Total Malaysia			7,522,462

Annual Report – April 30, 2016	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2016

	Currency	Shares	Value

Mexico (5.8%)
Grupo Financiero Banorte SAB de CV	MXN	6,390,000	$36,331,446
Bolsa Mexicana de Valores SAB de CV	MXN	13,712,000	22,738,234
Grupo Herdez SAB de CV	MXN	5,176,622	11,388,499

Total Mexico			70,458,179

Poland (8.0%)
Bank Pekao SA	PLN	1,315,000	53,486,095
PGE SA	PLN	7,025,000	24,257,457
Asseco Poland SA	PLN	1,258,411	19,089,062

Total Poland			96,832,614

Singapore (6.1%)
Singapore Telecommunications, Ltd.	SGD	18,150,000	52,094,286
SIA Engineering Co., Ltd.	SGD	7,921,700	22,324,603

Total Singapore			74,418,889

South Africa (6.0%)
Sanlam, Ltd.	ZAR	10,925,000	52,954,813
EOH Holdings, Ltd.	ZAR	2,065,000	20,098,400

Total South Africa			73,053,213

South Korea (3.5%)
Dongsuh Co., Inc.	KRW	1,100,000	31,134,808
Sindoh Co., Ltd.	KRW	255,000	10,943,918

Total South Korea			42,078,726

Taiwan (5.1%)
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	7,175,000	33,368,989
Vanguard International Semiconductor Corp.	TWD	15,500,000	23,764,456
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	USD	200,000	4,718,000

Total Taiwan			61,851,445

Turkey (4.0%)
Aselsan Elektronik Sanayi Ve Ticaret AS	TRY	3,575,000	25,502,859

16	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2016

	Currency	Shares	Value

Turkey (continued)
Arcelik AS	TRY	3,521,000	$23,645,315

Total Turkey			49,148,174

Vietnam (1.1%)
Bao Viet Holdings	VND	3,425,000	9,373,878
Nam Long Investment Corp.	VND	3,150,000	3,307,161
Vietnam National Reinsurance Corp.	VND	815,790	677,141

Total Vietnam			13,358,180

TOTAL COMMON STOCKS (Cost $923,609,844)			930,845,846

PREFERRED STOCKS (9.3%)
Brazil (5.0%)
Banco Bradesco SA, ADR	USD	6,464,897	48,292,781
Vale SA	BRL	2,750,000	12,609,580

Total Brazil			60,902,361

South Korea (4.3%)
Samsung Electronics Co., Ltd.	KRW	58,000	53,092,856

Total South Korea			53,092,856

TOTAL PREFERRED STOCKS (Cost $87,789,655)			113,995,217

	Currency	Rate	Maturity Date	Principal Amount	Value

USD CORPORATE BONDS (1.0%)
Brazil (1.0%)
Cielo SA / Cielo USA, Inc.(b)	USD	3.75%	11/16/22	$ 13,440,000	12,183,360

Total Brazil					12,183,360

TOTAL CORPORATE BONDS (Cost $11,576,282)					12,183,360

Annual Report – April 30, 2016	17

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2016

	Currency	Rate	Maturity Date	Principal Amount	Value

FOREIGN CURRENCY CONVERTIBLE BONDS (1.6%)
China / Hong Kong (1.6%)
ASM Pacific Technology, Ltd.	HKD	2.00%	03/28/19	$ 150,000,000	$19,458,482

Total China / Hong Kong					19,458,482

TOTAL FOREIGN CURRENCY CONVERTIBLE BONDS (Cost $19,855,437)					19,458,482

FOREIGN CURRENCY CORPORATE BONDS (1.4%)
Mexico (1.4%)
America Movil SAB de CV	MXN	7.13%	12/09/24	144,710,000	8,171,382
America Movil SAB de CV	MXN	6.45%	12/05/22	145,000,000	8,196,185

Total Mexico					16,367,567

TOTAL FOREIGN CURRENCY CORPORATE BONDS (Cost $16,086,289)					16,367,567

FOREIGN CURRENCY GOVERNMENT BONDS (2.4%)
Brazil (0.9%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	40,000,000	10,700,007

Total Brazil					10,700,007

Indonesia (0.6%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	100,000,000,000	7,939,870

Total Indonesia					7,939,870

Turkey (0.9%)
Turkey Government Bond	TRY	8.80%	09/27/23	30,000,000	10,604,003

Total Turkey					10,604,003

TOTAL FOREIGN CURRENCY GOVERNMENT BONDS (Cost $28,356,179)					29,243,880

18	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

April 30, 2016

TOTAL INVESTMENTS (Cost $1,087,273,686) (92.1%)	$ 1,122,094,352

Cash and Other Assets, Less Liabilities (7.9%)	96,879,453

NET ASSETS (100.0%)	$ 1,218,973,805

(a)	Non-income producing security.
(b)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of April 30, 2016, the aggregate market value of those securities was $12,183,360, representing 1.0% of net assets.

Currency Abbreviations

BRL	-	Brazil Real
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TRY	-	Turkey Lira
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Annual Report – April 30, 2016	19

Seafarer Overseas Growth and Income Fund	Statement of Assets and Liabilities

April 30, 2016

ASSETS:

Investments, at value	$1,122,094,352
Cash	96,646,265
Foreign currency, at value (Cost $13,781,839)	13,861,121
Receivable for investments sold	189,953
Receivable for shares sold	4,011,813
Interest and dividends receivable	3,547,632
Prepaid expenses and other assets	20,430

Total Assets	1,240,371,566

LIABILITIES:
Payable for investments purchased	19,599,103
Administrative fees payable	75,538
Shareholder service plan fees payable	340,276
Payable for shares redeemed	308,123
Investment advisory fees payable	699,461
Payable for chief compliance officer fee	10,568
Trustee fees and expenses payable	11,801
Payable for principal financial officer fees	1,667
Audit and tax fees payable	20,253
Accrued expenses and other liabilities	330,971

Total Liabilities	21,397,761

NET ASSETS	$1,218,973,805

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,192,202,956
Accumulated net investment income	3,665,408
Accumulated net realized loss	(11,777,648)
Net unrealized appreciation	34,883,089

NET ASSETS	$1,218,973,805

INVESTMENTS, AT COST	$1,087,273,686
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.44
Net Assets	$613,795,442
Shares of beneficial interest outstanding	53,658,405
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.46
Net Assets	$605,178,363
Shares of beneficial interest outstanding	52,796,408

See Accompanying Notes to Financial Statements.

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Seafarer Overseas Growth and Income Fund	Statement of Operations

For the Year Ended April 30, 2016

INVESTMENT INCOME:
Dividends	$ 16,471,169
Foreign taxes withheld on dividends	(1,180,730)
Interest and other income	2,152,872

Total investment income	17,443,311

EXPENSES:
Investment advisory fees (Note 6)	4,856,230
Administrative and transfer agency fees	384,981
Trustee fees and expenses	18,866
Registration/filing fees	125,167
Shareholder service plan fees
Investor Class	475,338
Institutional Class	149,502
Recoupment of previously waived fees
Investor Class	200,614
Institutional Class	176,598
Legal fees	21,430
Audit fees	23,829
Reports to shareholders and printing fees	56,172
Custody fees	477,041
Chief compliance officer fees	10,568
Principal financial officer fees	3,333
Miscellaneous	17,125

Total expenses	6,996,794

NET INVESTMENT INCOME:	10,446,517

Net realized loss on investments	(11,401,544)
Net realized loss on foreign currency transactions	(681,378)

Net realized loss	(12,082,922)

Net change in unrealized appreciation on investments (net of foreign capital gains tax of $(233,737))	20,324,451
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	67,371

Net unrealized appreciation	20,391,822

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	8,308,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 18,755,417

See Accompanying Notes to Financial Statements.

Annual Report – April 30, 2016	21

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015

OPERATIONS:
Net investment income	$ 10,446,517	$ 1,478,828
Net realized gain/(loss)	(12,082,922)	3,072,569
Net change in unrealized appreciation	20,391,822	11,219,064

Net increase in net assets resulting from operations	18,755,417	15,770,461

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$ (2,584,508)	$ (553,066)
Institutional Class	(2,856,743)	(1,354,908)
From net realized gains on investments
Investor Class	(883,213)	(462,598)
Institutional Class	(865,671)	(1,176,662)

Net decrease in net assets from distributions	(7,190,135)	(3,547,234)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$ 641,922,494	$ 35,017,066
Institutional Class	559,784,411	82,647,370
Dividends reinvested
Investor Class	3,453,383	1,000,415
Institutional Class	2,613,473	2,292,073
Shares Redeemed, net of redemption fees
Investor Class	(95,043,203)	(12,562,924)
Institutional Class	(88,578,872)	(11,165,061)

Net increase in net assets derived from beneficial interest transactions	1,024,151,686	97,228,939

Net increase in net assets	$ 1,035,716,968	$ 109,452,166

NET ASSETS:
Beginning of period	$ 183,256,837	$ 73,804,671

End of period (including accumulated net investment income/(loss) of $3,665,408 and ($444,614), respectively)	$ 1,218,973,805	$ 183,256,837

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Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	Year Ended April 30, 2016	Year Ended April 30, 2015

Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	58,019,970	2,904,763
Distributions reinvested	324,192	90,196
Redeemed	(8,922,148)	(1,105,772)

Net increase in shares outstanding	49,422,014	1,889,187

Institutional Class
Sold	50,734,276	6,996,213
Distributions reinvested	243,396	206,966
Redeemed	(8,430,296)	(977,140)

Net increase in shares outstanding	42,547,376	6,226,039

See Accompanying Notes to Financial Statements.

Annual Report – April 30, 2016	23

Financial Highlights

For a share outstanding through the periods presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(g)

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)

Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%. (See Note 6).

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

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Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012
$12.64		$11.58		$11.91		$10.18		$10.00

0.16		0.14		0.19		0.10		0.05
(1.23)		1.26		0.02		1.74		0.13
(1.07)		1.40		0.21		1.84		0.18

(0.11)		(0.19)		(0.26)		(0.11)		–
(0.02)		(0.15)		(0.28)		(0.00)	(b)	–
(0.13)		(0.34)		(0.54)		(0.11)		–
0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	–
(1.20)		1.06		(0.33)		1.73		0.18
$11.44		$12.64		$11.58		$11.91		$10.18

(8.39%)		12.55%		1.93%		18.24%		1.80%

$613,795		$53,543		$27,181		$26,348		$1,443

1.14%		1.30%		1.78%		2.82%		18.96%	(e)
1.14%	(f)	1.30%	(f)	1.40%		1.49%		1.60%	(e)
1.50%		1.19%		1.66%		0.90%		2.61%	(e)
7%		28%		51%		39%		5%

See Accompanying Notes to Financial Statements.

Annual Report – April 30, 2016	25

Financial Highlights

For a share outstanding through the periods presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE(g)

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%. (See Note 6).
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

26	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2016	Year Ended April 30, 2015		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012
$12.66	$11.59		$11.91		$10.18		$10.00

0.19	0.15		0.21		0.14		0.04
(1.26)	1.28		0.02		1.71		0.14
(1.07)	1.43		0.23		1.85		0.18

(0.12)	(0.21)		(0.27)		(0.12)		–
(0.02)	(0.15)		(0.28)		(0.00)	(b)	–
(0.14)	(0.36)		(0.55)		(0.12)		–
0.01	0.00	(c)	0.00	(c)	0.00	(c)	–
(1.20)	1.07		(0.32)		1.73		0.18
$11.46	$12.66		$11.59		$11.91		$10.18

(8.32%)	12.76%		2.12%		18.33%		1.80%

$605,178	$129,714		$46,624		$11,486		$1,346

1.03%	1.18%		1.61%		2.88%		21.65%	(e)
1.03%	1.10%	(f)	1.25%		1.35%		1.45%	(e)
1.72%	1.30%		1.89%		1.28%		2.00%	(e)
7%	28%		51%		39%		5%

See Accompanying Notes to Financial Statements.

Annual Report – April 30, 2016	27

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes the Seafarer Overseas Growth and Income Fund (the “Fund”). The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Fund offers Investor Class and Institutional Class shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Fund’s valuation procedures set forth certain triggers that inform the Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Corporate bonds and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

information on comparable securities, and other relevant security specific information. Publicly traded foreign government debt securities and foreign corporate bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when Seafarer Capital Partners, LLC (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report – April 30, 2016	29

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

The following is a summary of each input used to value the Fund as of April 30, 2016:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$930,845,846	$–	$–	$930,845,846
Preferred Stocks	113,995,217	–	–	113,995,217
Corporate Bonds	–	12,183,360	–	12,183,360
Foreign Currency
Convertible
Bonds	–	19,458,482	–	19,458,482
Foreign Currency
Corporate
Bonds	–	16,367,567	–	16,367,567
Foreign Currency
Government
Bonds	–	29,243,880	–	29,243,880
Total	$1,044,841,063	$77,253,289	$–	$1,122,094,352

(a)	For detailed descriptions of security by country, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2016, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Security amounts the Fund transferred between Levels 1 and 2 at April 30, 2016 were as follows:

Seafarer Overseas
Growth and	Level 1		Level 2
Income Fund	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$600,306,800	$–	$–	$(600,306,800)
Preferred Stocks	$53,092,856	$–	$–	$(53,092,856)
Total	$653,399,656	$–	$–	$(653,399,656)

The Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Funds’ net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table above represent the value of the securities as of April 30, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at April 30, 2015.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

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Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to the Fund or class of shares of the Fund, including shareholder servicing fees, are charged directly to the Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Annual Report – April 30, 2016	31

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

Distributions to Shareholders:  The Fund normally pays dividends from net investment income, if any, on a semi-annual basis. The Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the tax character of distributions, PFICs and foreign currency. The reclassifications were as follows:

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Seafarer Overseas Growth and Income Fund	$213,491	$(895,244)	$681,753

Tax Basis of Investments:  As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation on Foreign Currencies	Net Unrealized Appreciation
Seafarer Overseas Growth and Income Fund	$1,090,230,033	$97,309,672	$(65,445,353)	$62,423	$31,926,742

Components of Distributable Earnings:   As of April 30, 2016, components of distributable earnings were as follows:

Accumulated net investment income	$4,003,091
Accumulated net realized loss	(9,158,984)
Net unrealized appreciation on investments	31,926,742
Total distributable earnings	$26,770,849

32	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

Capital Losses:   As of April 30, 2016, the Fund has available for Federal income tax purposes unused capital losses that may be used to offset future realized capital gains. The Fund has $267,648 in short-term losses and $246,508 in long-term losses that will be carried forward indefinitely to offset future realized gains.

The fund elects to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016 in the amount of $8,644,828.

Tax Basis of Distributions to Shareholders:   The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$5,441,611	$1,748,524

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain
Seafarer Overseas Growth and Income Fund	$1,973,654	$1,573,580

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities excluding short term securities during the year ended April 30, 2016, were as follows:

	Purchases of Securities	Proceeds From Sales of Securities
Seafarer Overseas Growth and Income Fund	$978,855,606	$43,356,209

Annual Report – April 30, 2016	33

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. During the years ended April 30, 2016, and April 30, 2015, the Fund retained the following redemption fees:

Fund	For the Year ended April 30, 2016	For the Year ended April 30, 2015
Seafarer Overseas Growth and Income Fund
Investor Class	$ 136,085	$ 10,091
Institutional Class	$ 152,697	$ 6,959

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, computed daily at an annual rate of 0.75% of the average daily net assets of the Fund. The management fee is paid on a monthly basis.

Effective September 1, 2014, the Adviser contractually agreed to limit certain Fund expenses (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses), to 1.25% and 1.05% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015. Effective September 1, 2015, the Adviser has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees. During the year ended April 30, 2016, the Adviser agreed that it will only seek to recoup waived management fees and will not recoup any reimbursed expenses from the prior three years. As of April 30, 2016, the Adviser has recouped all available waived management fees from the Fund. This amount is disclosed on the Statement of Operations as “Recoupment of previously waived fees”.

34	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees by the Fund, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $151,120 (subject to an annual cost of living increase), or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses. Administration fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statements of Operations.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”). ALPS is compensated based upon a $26,420 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $31,704 and is reimbursed for certain out-of-pocket expenses. Compliance service fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Fund under the Principal Financial Officer Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $10,000 and is reimbursed for certain out-of-pocket expenses. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

The Fund has adopted a Shareholder Services Plan (a “Services Plan”) for each of its share classes. Under the Services Plan, the Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. Shareholder service arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, and disbursing cash dividends as well as other investment or administrative services required for the particular Participating Organization’s products, programs, platform and accounts. The Services Plan will cause the Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the

Annual Report – April 30, 2016	35

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

April 30, 2016

average daily net asset value of the Investor and Institutional share classes, respectively. Such payment will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to the Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

36	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Report of Independent Registered Public Accounting Firm

April 30, 2016

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seafarer Overseas Growth and Income Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seafarer Overseas Growth and Income Fund of Financial Investors Trust as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from February 15, 2012 (inception) to April 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

Annual Report – April 30, 2016	37

Seafarer Overseas Growth and Income Fund	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2016 (Unaudited)

On December 15, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Seafarer Capital Partners, LLC (the “Adviser”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with the Adviser, the Trustees, including the Independent Trustees, considered the following factors with respect to the Seafarer Overseas Growth and Income Fund (the “Seafarer Fund”):

Investment Advisory Fee Rate:     The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Seafarer Fund, to the Adviser of 0.75% of the Seafarer Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Seafarer Fund.

The Board received and considered information including a comparison of the Seafarer Fund’s contractual and actual management fees and overall expenses with those of funds in the expense group and universes of funds selected by an independent provider of investment company data (the “Independent Data Provider”). The Trustees noted that the contractual management fee rate for the Institutional Class shares of the Seafarer Fund was below the average and median contractual management fee rates of the Independent Data Provider expense group.

Total Expense Ratios:   Based on such information, the Trustees further reviewed and considered the total expense ratio (after waivers) of 1.098% for the Institutional Class of the Seafarer Fund. The Trustees noted that the Seafarer Fund’s total expense ratio (after waivers) was below the average and median total expense ratios of the Independent Data Provider expense group.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement:   The Trustees received and considered information regarding the nature, extent and quality of services provided to the Seafarer Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Seafarer Fund.

The Trustees considered the background and experience of the Adviser’s management in connection with the Seafarer Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Seafarer Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance:   The Trustees reviewed performance information for the Seafarer Fund for the 1-year, 2-year, 3-year and since inception (February 15, 2012) periods ended October 31, 2015. That review included a comparison of the Seafarer Fund’s performance to the performance universe of a group of funds selected by Independent Data Provider. The Trustees noted the performance of the Seafarer Fund was above its respective performance universe average and benchmark for these periods. The Trustees also considered the Adviser’s discussion of the Seafarer Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance

38	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2016 (Unaudited)

and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts:  The Trustees noted certain information provided by the Adviser regarding fees charged to other Adviser clients and considered the Adviser’s statements indicating that there were no clients with investment mandates directly comparable to that of the Seafarer Fund.

Profitability:   The Trustees received and considered a retrospective, if applicable, and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to the Seafarer Fund. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Seafarer Fund. The Board then reviewed the Adviser’s unaudited financial statements, including profit and loss statements for the fiscal year 2014 and the period of October 1, 2014 to September 30, 2015 and balance sheets as of December 31, 2014 and September 30, 2015 in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale:    The Trustees considered whether economies of scale in the provision of services to the Seafarer Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Seafarer Fund, including whether soft dollar arrangements were used.

In renewing the Adviser as the Seafarer Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•	the contractual management fee rate was below the average and median expense group contractual management fee rate for the Institutional Class of the Seafarer Fund;
•	the total expense ratio (after waivers) was below the average and median expense group total expense ratios (after waivers) for the Institutional Class of the Seafarer Fund;
•	the nature, extent and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Seafarer Fund were adequate;
•

the performance of the Institutional Class of the Seafarer Fund was above the average of the funds in its Independent Data Provider performance universe for the 1-year, 2-year, 3- year and since inception periods ended October 31, 2015;

•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Seafarer Fund;

•	the profit, if any, realized by the Adviser in connection with the operation of the Seafarer Fund is not unreasonable to the Seafarer Fund; and
•	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Seafarer Fund.

Annual Report – April 30, 2016	39

Seafarer Overseas Growth and Income Fund	Disclosure Regarding Approval of Fund Advisory Agreement

April 30, 2016 (Unaudited)

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Investment Advisory Agreement, the Board had received sufficient information to renew and approve the Investment Advisory Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Seafarer Fund and its shareholders.

40	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Additional Information

April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS (UNAUDITED)

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2015:

Dividends Received Deduction	Qualified Dividend Income
0.00%	63.20%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

The Fund designates foreign taxes paid in the amount of $989,458 and foreign source income in the amount of $16,454,435 for federal income tax purposes for the year ended April 30, 2016.

Pursuant to section 852(b)(3), the Fund designates $1,748,524 as a long-term capital gain distribution.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns.

Annual Report – April 30, 2016	41

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

42	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Annual Report – April 30, 2016	43

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	34	None.

44	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Annual Report – April 30, 2016	45

Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

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Seafarer Overseas Growth and Income Fund	Trustees and Officers

April 30, 2016 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011- 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.
***

The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Seafarer Capital Partners, LLC provides investment advisory services (currently none).

Annual Report – April 30, 2016	47

Seafarer Funds distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

Stonebridge Small-Cap Growth Fund (SBSGX)
ANNUAL REPORT
APRIL 30, 2016

April 30, 2016

Stonebridge Small-Cap Growth Fund	Letter to Shareholders
April 30, 2016 (Unaudited)

May 13, 2016

Dear Shareholders:

On April 27, 2016, Stonebridge Capital Management informed the Board of Trustees of its contractually required 60-day notice of resignation as adviser to the Stonebridge Small-Cap Growth Fund. As such, this will be our last letter to shareholders of the Fund. We appreciate your loyalty over several decades and are saddened that the economics of advising to a small mutual fund have become so challenging.

OVERVIEW

The performance of the Fund has significantly improved over the last six months as several investments in the portfolio positively inflected due to improving fundamentals at the individual company level. Further, the Fund had much less exposure to industries such as biotech and social media that saw a major sell-off during the first calendar quarter of 2016. During the twelve-month period ending April 30, 2016, the Fund’s health care exposure added significant outperformance to the Fund as did the Fund’s exposure to the industrial sector. The biggest detractor to performance over the last twelve months was the Fund’s exposure to consumer discretionary companies and financials.

The top three performers over the last six months include Genomic Health (health care), Chefs’ Warehouse (consumer staples) and Tandem Diabetes Care (health care). The Fund continues to own all three positions. The three worst performing holdings over the last six months were Nimble Storage (technology), WisdomTree Investments (financials) and Advisory Board (health care). The Fund has exited its position of Advisory Board and is waiting for Nimble’s upcoming quarterly earnings release for additional data.

STONEBRIDGE SMALL-CAP GROWTH FUND

For the six months ending April 30, 2016, the Stonebridge Small-Cap Growth Fund declined by 0.82% versus a much broader decline of 4.98% for the Russell 2000 Growth Index, the Fund’s benchmark. During the last fiscal year, April 30, 2015 to April 30, 2016, the Stonebridge Small-Cap Growth Fund declined by 12.92%. Over the past twelve months, the Fund made some key adjustments to its sector allocations; increasing its financial and technology exposure while reducing its industrial and telecommunications exposure. As we indicated in our last shareholder letter dated November 12, 2015, the technology and health care sectors in combination remain greater than 50% of the Fund’s exposure and that remains true today. As such, these sectors continue to be key areas of focus for the Fund’s investment strategy and success in the near-term. The Fund also continues to favor energy companies as we believe crude oil prices remain too low and that demand for crude oil remains strong and that the growth in supply of crude oil is limited. Last, while the Fund’s strategy remains cautious on the overall state of consumer spending, it does have investment positions in consumer companies with strong growth opportunities and market-leading positions.

Annual Report | April 30, 2016	1

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2016 (Unaudited)

Stonebridge Small-Cap Growth Fund (SBSGX) Sector Allocation

as a Percent of Net Assets as of April 30, 2016*

* Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBSGX) vs. the Russell 2000® Growth Index and

the S&P 500® Total Return Index from April 30, 2006 to April 30, 2016

Average Annual Total Returns for the Years Ended April 30, 2016

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBSGX)	-12.92%	-2.54%	-0.45%
Russell 2000® Growth Index(1)	-8.27%	7.15%	6.14%
S&P 500® Total Return Index(2)	1.21%	11.02%	6.91%

2	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2016 (Unaudited)

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-800-639-3935.

Effective as of the close of business February 15, 2013, Stonebridge Small-Cap Growth Fund (SBAGX) (the “Acquired Fund”) and Stonebridge Institutional Small-Cap Growth Fund (SBSCX) (the “Acquiring Fund”), each a series of Stonebridge Funds Trust were reorganized into a newly created fund, which is named the Stonebridge Small-Cap Growth Fund (SBSGX) (the “Fund”), under the Financial Investors Trust. The Fund’s performance for periods prior to the close of business February 15, 2013 is that of the Acquiring Fund.

Stonebridge Capital Management, Inc. (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.96% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue the waiver without the approval by the Fund’s Board of Trustees.

As of the Prospectus dated August 31, 2015, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 2.12%. At October 31, 2015, the Fund’s gross annual expense ratio was 2.28% and the Fund’s annual net expense ratio was 2.20%.

CONCLUSION

While we remain the adviser to the Fund, we will continue to manage the Fund in accordance with its stated strategy. We seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, and healthy balance sheets, and that are poised to rapidly grow earnings in excess of market expectations. We are positioning the Fund toward those businesses and economic sectors that we believe contain the best opportunities for future growth and investment returns. Although we are most excited about the outlook for technology, health care and energy companies, we believe that we will continue to find opportunities for the Fund across sectors that can deliver solid performance results for shareholders.

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Annual Report | April 30, 2016	3

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

April 30, 2016 (Unaudited)

Performance quoted above represents past performance. Past Performance does not guarantee future results.

The views of Stonebridge Capital Management, Inc. and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Stonebridge Capital Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

The Stonebridge Small-Cap Growth Fund is distributed by ALPS Distributors, Inc.

The Fund is subject to investment risks, including possible loss of the principal amount invested and therefore is not suitable for all investors. The Fund may not achieve its objectives.

Diversification does not ensure a profit or guarantee against loss.

DEFINITIONS:

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

4	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Disclosure of Fund Expenses
April 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses — The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 11/01/15	Ending Account Value at 4/30/16	Expense Ratio(1)	Expense Paid During Period 11/01/15 to 4/30/16(2)
Actual Fund Return	$ 1,000.00	$ 991.80	1.96%	$ 9.71
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,015.12	1.96%	$ 9.82

(1)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2016	5

Stonebridge Small-Cap Growth Fund	Statement of Investments
April 30, 2016

	Shares	Market Value
COMMON STOCKS (98.20%)
CONSUMER DISCRETIONARY - (15.42%)
Hotels, Restaurants & Leisure (6.23%)
Belmond, Ltd. - Class A**	33,000	$302,280
El Pollo Loco Holdings, Inc.**	20,000	263,800
Interval Leisure Group, Inc.	18,000	254,160

		820,240

Household Durables (3.17%)
TRI Pointe Group, Inc.**	36,000	417,600

Media (3.23%)
MDC Partners, Inc. - Class A	21,000	425,040

Specialty Retail (2.79%)
GNC Holdings, Inc. - Class A	10,000	243,600
Select Comfort Corp.**	5,000	123,400

		367,000

TOTAL CONSUMER DISCRETIONARY		2,029,880

CONSUMER STAPLES - (0.88%)
Food & Staples Retailing (0.88%)
The Chefs’ Warehouse, Inc.**	6,000	115,620

TOTAL CONSUMER STAPLES		115,620

ENERGY - (6.38%)
Energy Equipment & Services (3.06%)
Superior Energy Services, Inc.	12,500	210,750
US Silica Holdings, Inc.	7,500	191,625

		402,375

Oil, Gas & Consumable Fuels (3.32%)
Sanchez Energy Corp.**	12,500	112,375
Synergy Resources Corp.**	45,000	324,900

		437,275

TOTAL ENERGY		839,650

FINANCIALS - (7.76%)
Capital Markets (4.67%)
Fifth Street Asset Management, Inc.	35,000	124,950
WisdomTree Investments, Inc.	45,000	490,050

		615,000

   See Notes to Financial Statements.

6	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2016

	Shares	Market Value
FINANCIALS (continued)
Thrifts & Mortgage Finance (3.09%)
BofI Holding, Inc.**	20,000	$407,400

TOTAL FINANCIALS		1,022,400

HEALTH CARE - (18.62%)
Biotechnology (10.29%)
ACADIA Pharmaceuticals, Inc.**	6,000	193,800
Array BioPharma, Inc.**	40,000	127,600
Cepheid**	13,000	371,020
Exact Sciences Corp.**	19,000	133,380
Genomic Health, Inc.**	14,500	381,060
PTC Therapeutics, Inc.**	20,000	148,400

		1,355,260

Health Care - Technology (2.04%)
Allscripts Healthcare Solutions, Inc.**	20,000	268,000

Health Care Equipment & Supplies (4.84%)
Merit Medical Systems, Inc.**	13,000	263,250
Tandem Diabetes Care, Inc.**	13,000	144,690
Trinity Biotech PLC - Sponsored ADR	20,000	230,000

		637,940

Life Sciences Tools & Services (1.45%)
Luminex Corp.**	9,500	190,950

TOTAL HEALTH CARE		2,452,150

INDUSTRIALS - (10.91%)
Aerospace & Defense (1.40%)
Astronics Corp.**	5,000	184,750

Commercial Services & Supplies (0.98%)
Ritchie Bros. Auctioneers, Inc.	4,500	129,105

Construction & Engineering (3.82%)
KBR, Inc.	15,000	233,400
Tutor Perini Corp.**	17,000	268,940

		502,340

   See Notes to Financial Statements.

Annual Report | April 30, 2016	7

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2016

	Shares	Market Value
INDUSTRIALS (continued)
Professional Services (4.71%)
The Advisory Board Co.**	11,500	$363,860
WageWorks, Inc.**	4,750	255,835

		619,695

TOTAL INDUSTRIALS		1,435,890

INFORMATION TECHNOLOGY - (35.65%)
Communication Equipment (2.11%)
NetScout Systems, Inc.**	12,500	278,250

Electronic Equipment, Instruments & Components (3.39%)
DTS, Inc.**	15,000	327,300
MicroVision, Inc.**	55,000	118,800

		446,100

Internet Software & Services (12.77%)
Apigee Corp.**	41,000	397,700
Bazaarvoice, Inc.**	90,000	301,500
Cornerstone OnDemand, Inc.**	9,500	326,325
Envestnet, Inc.**	7,500	235,350
Marin Software, Inc.**	45,000	115,200
SPS Commerce, Inc.**	6,000	305,580

		1,681,655

Semiconductors & Semiconductor Equipment (4.62%)
Applied Micro Circuits Corp.**	53,000	330,720
FormFactor, Inc.**	36,000	277,200

		607,920

Software (9.45%)
Callidus Software, Inc.**	28,500	521,550
FireEye, Inc.**	9,500	164,825
MobileIron, Inc.**	49,000	187,670
PROS Holdings, Inc.**	12,500	147,000
Zix Corp.**	60,000	223,800

		1,244,845

Technology Hardware, Storage & Peripherals (3.31%)
Nimble Storage, Inc.**	59,000	435,420

TOTAL INFORMATION TECHNOLOGY		4,694,190

   See Notes to Financial Statements.

8	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

April 30, 2016

	Shares	Market Value
TELECOMMUNICATION SERVICES - (2.58%)
Diversified Telecommunication Services (2.58%)
8x8, Inc.**	30,000	$340,200

TOTAL TELECOMMUNICATION SERVICES		340,200

TOTAL COMMON STOCKS
(Cost $12,536,557)		12,929,980

MONEY MARKET MUTUAL FUNDS (3.20%)
Fidelity® Institutional Money Market Government Portfolio - Class I (0.23% 7 Day Yield)	421,406	421,406

TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $421,406)		421,406

TOTAL INVESTMENTS (101.40%)
(Cost $12,957,963)		$13,351,386
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.40%)		(183,776)

NET ASSETS (100.00%)		$13,167,610

**	Non-Income Producing Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

   See Notes to Financial Statements.

Annual Report | April 30, 2016	9

Stonebridge Small-Cap Growth Fund	Statement of Assets and Liabilities

April 30, 2016

ASSETS:
Investments, at value	$13,351,386
Receivable for investments sold	704,883
Dividends receivable	57
Due from advisor	8,603
Prepaid and other assets	10,719

Total assets	14,075,648

LIABILITIES:
Payable for investments purchased	858,392
Payable for fund shares redeemed	9,575
Administration and fund accounting fees payable	7,817
Payable for transfer agent fees	9,211
Payable for professional fees	16,046
Payable for trustee fees and expenses	81
Payable for chief compliance officer fees	1,761
Accrued expenses and other liabilities	5,155

Total liabilities	908,038

Net Assets	$13,167,610

COMPOSITION OF NET ASSETS:
Paid-in capital (Note 5)	$15,391,324
Accumulated net investment loss	(63,916)
Accumulated net realized loss on investments	(2,553,221)
Net unrealized appreciation in value of investments	393,423

Net Assets	$13,167,610

NET ASSET VALUE PER SHARE:
Net Assets	$13,167,610
Shares outstanding	1,809,809
Net asset value, offering and redemption price per share*	$7.28

Investments, at cost	$12,957,963

*	A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less (Note 5).

   See Notes to Financial Statements.

10	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Operations

For the Year Ended April 30, 2016

INCOME:
Dividends	$111,306
Foreign taxes withheld on dividends	(4,046)

Total Income	107,260

EXPENSES:
Investment advisory fees (Note 6)	107,115
Administration fees	79,422
Transfer agent fees	74,458
Fund accounting fees and expenses	3,746
Custodian fees	5,000
Professional fees	26,887
Printing fees	10,751
Registration fees	17,077
Trustee fees and expenses	338
Chief compliance officer fees	21,136
Insurance	174
Other	10,748

Total Expenses	356,852

Less fees waived/reimbursed by investment advisor (Note 6)	(58,045)
Net Expenses	298,807

Net Investment Loss	(191,547)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(1,940,524)
Change in net unrealized appreciation of investments	66,315

Net Realized and Unrealized Loss on Investments	(1,874,209)

Net Decrease in Net Assets Resulting From Operations	$(2,065,756)

   See Notes to Financial Statements.

Annual Report | April 30, 2016	11

Stonebridge Small-Cap Growth Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS:
Net investment loss	$(191,547)	$(298,479)
Net realized loss on investments	(1,940,524)	(505,161)
Change in net unrealized appreciation of investments	66,315	110,963

Decrease in Net Assets Resulting from Operations	(2,065,756)	(692,677)

DISTRIBUTIONS (Note 3):
From net realized gains	–	(1,202,412)

Total distributions	–	(1,202,412)

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Net decrease in shareholder activity derived from beneficial interest transactions, net of redemption fees	(1,144,431)	(431,599)

NET DECREASE IN NET ASSETS	(3,210,187)	(2,326,688)

NET ASSETS:
Beginning of period	16,377,797	18,704,485

End of period*	$13,167,610	$16,377,797

* Includes accumulated net investment loss of:	$(63,916)	$(88,332)

   See Notes to Financial Statements.

12	Stonebridge Small-Cap Growth Fund

Page Intentionally Left Blank

Stonebridge Small-Cap Growth Fund

For a share outstanding through the periods presented

PER SHARE DATA
Net asset value, beginning of period

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net Increase/(Decrease) in Net Asset Value
Net asset value, end of period
Total Return

Ratios & Supplemental Data:
Net assets, end of period (in 000s)
Ratios to average net assets:
Expenses (excluding fee waivers)
Expenses (including fee waivers)
Net investment loss (including fee waivers)
Portfolio Turnover Rate

(1)	The Fund’s fiscal year end changed from October 31st to April 30th. See Note 1.
(2)	Calculated using the average shares method.
(3)	Total return not annualized for periods less than one full year.
(4)	Effective October 1, 2015, the Adviser contractually agreed to limit expenses to 1.96%. (See Note 6)
(5)	Annualized.
(6)	Portfolio turnover rate for periods less than one full year have not been annualized.

   See Notes to Financial Statements.

14	Stonebridge Small-Cap Growth Fund

Financial Highlights

Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Six Months Ended April 30, 2013(1)	Year Ended October 31, 2012	Year Ended October 31, 2011

$8.36	$9.42	$8.74	$8.42	$7.90	$7.91

(0.10)(2)	(0.15)(2)	(0.20)(2)	(0.15)(2)	(0.30)	(0.26)
(0.98)	(0.27)	1.26	0.47	0.82	0.25

(1.08)	(0.42)	1.06	0.32	0.52	(0.01)

–	(0.64)	(0.38)	–	–	–

–	(0.64)	(0.38)	–	–	–

(1.08)	(1.06)	0.68	0.32	0.52	(0.01)

$7.28	$8.36	$9.42	$8.74	$8.42	$7.90

(12.92)%	(3.83)%	12.20%	3.80%(3)	6.58%	(0.13)%

$13,168	$16,378	$18,704	$17,842	$12,673	$12,457

2.50%	2.12%	2.25%	3.86%(5)	3.89%	3.36%

2.09%(4)	N/A	N/A	N/A	N/A	N/A

(1.34)%(4)	(1.73)%	(2.09)%	(3.52)%(5)	(3.58)%	(2.96)%

157%	138%	152%	89%(6)	222%	195%

Annual Report | April 30, 2015	15

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements
April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. The Fund seeks long-term growth of capital.

The Fund is a successor to a previously operational fund which was a series of the Stonebridge Funds Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on February 15, 2013. As a result, the Fund’s fiscal year end changed from October 31 to April 30.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation:  The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when Stonebridge Capital Management, Inc. (the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

16	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of April 30, 2016:

	Valuation Inputs

Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Common Stocks*	$12,929,980	$–	$–	$12,929,980
Money Market Mutual Funds	421,406	–	–	421,406

Total	$13,351,386	$–	$–	$13,351,386

*   For detailed descriptions, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended April 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. For the year ended April 30, 2016, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Annual Report | April 30, 2016	17

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Reclassifications: As of April 30, 2016, permanent differences on book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to the differing treatment of a net investment loss. These reclassifications were as follows:

Undistributed Net Investment Loss	$215,963
Paid-in Capital	(215,963)

Included in those amounts reclassified was a net operating loss offset to Paid-in capital in the amount of $215,963.

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross appreciation (excess of value over tax cost)	$1,463,371
Gross depreciation (excess of tax cost over value)	(1,083,922)

Net unrealized appreciation	$379,449

Cost of investments for income tax purposes	$12,971,937

18	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

Components of Earnings: As of April 30, 2016, components of distributable earnings were as follows:

Accumulated capital losses	$(2,539,247)
Net unrealized appreciation on investments	379,449
Other cumulative effect of timing differences	(63,916)

Total	$(2,223,714)

Ordinary Losses: As of April 30, 2016, the Fund elects to defer to the period ending April 30, 2017, late year ordinary losses in the amount of $63,916.

Capital Losses: Capital loss carryovers used during the period ended April 30, 2016 were 39,199.

Capital losses deferred to the next tax year were as follows – Short-Term in the amount of $555,912.

As of April 30, 2016, the Fund elects to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016 in the amount of $1,983,335.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

There were no distributions paid during the year ended April 30, 2016.

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Ordinary Income	Long-Term Capital Gain

Stonebridge Small-Cap Growth Fund	$962,886	$239,526

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2016, was as follows:

	Purchases	Sales

Stonebridge Small-Cap Growth Fund	$22,094,193	$23,420,456

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder.

Annual Report | April 30, 2016	19

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors (other than the purchase price for the shares) or make contributions to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

	Year Ended April 30, 2016 Shares	Year Ended April 30, 2016 Amount	Year Ended April 30, 2015 Shares	Year Ended April 30, 2015 Amount

Shares sold	55,610	$404,839	22,272	$193,865
Shares issued in reinvestment of dividends	–	–	154,444	1,179,954

Total	55,610	404,839	176,716	1,373,819

Less shares redeemed, net of redemption fees	(203,700)	(1,549,270)	(204,934)	(1,805,418)

Net Decrease	(148,090)	$(1,144,431)	(28,218)	$(431,599)

Shares redeemed within 30 days of purchase will incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Net increase/(decrease) in shareholder activity derived from beneficial interest transactions, net of redemption fees” in the Statements of Changes in Net Assets.

For the years ended April 30, 2016 and April 30, 2015, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with the Adviser with respect to the Fund. The advisory agreement has been approved by the Board and shareholders. Pursuant to the advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.96% of the Fund’s average daily net assets. This agreement is in effect from October 1, 2015 through August 31, 2016. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue the waiver without the approval by the Fund’s Board.

20	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

For the year ended April 30, 2016, the fee waivers and/or reimbursements were as follows:

Fees Waived/ Reimbursed By Adviser

Stonebridge Small-Cap Growth Fund	$58,045

As of April 30, 2016, the balances of recoupable expenses for the Fund were as follows:

Fund	Expires 2019	Total

Stonebridge Small-Cap Growth Fund	$58,045	$58,045

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance service fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Principal Financial Officer

ALPS provides principal financial officer services to the Fund. The Fund is not charged a fee for principal financial officer services.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Annual Report | April 30, 2016	21

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

April 30, 2016

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. SUBSEQUENT EVENT

On April 27, 2016, Stonebridge Capital Management notified the Board of its intent to resign as Investment Adviser to the Fund. This resignation will be effective June 27, 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on June 27, 2016. On June 8, 2016, the Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated on June 27, 2016. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on June 8, 2016. However, any distributions declared to shareholders of the Fund after June 8, 2016, and until the close of trading on the New York Stock Exchange on June 27, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.

22	Stonebridge Small-Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Stonebridge Small-Cap Growth Fund (the “Fund”), one of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 1, 2012 to April 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 2012 were audited by other auditors whose report, dated December 11, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stonebridge Small-Cap Growth Fund of Financial Investors Trust as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 1, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, on April 27, 2016, Stonebridge Capital Management notified the Board of its intent to resign as Investment Adviser to the Fund effective June 27, 2016. On June 8, 2016, the Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated on June 27, 2016.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

Annual Report | April 30, 2016	23

Stonebridge Small-Cap Growth Fund	Additional Information

April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 800-639-3935 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction

Stonebridge Small-Cap Growth Fund	0.00%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stonebridge Small-Cap Growth Fund designated $0 as long-term capital gain dividends.

24	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees and Officers
April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	36	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	36	None.

Annual Report | April 30, 2016	25

Stonebridge Small-Cap Growth Fund	Trustees and Officers
INDEPENDENT TRUSTEES (continued)	April 30, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

*** The Fund Complex includes all series of the Trust (currently 36) and any other investment companies for which any Trustee serves as trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

26	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees and Officers
INDEPENDENT TRUSTEES (continued)	April 30, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.

Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

				34	None.

Annual Report | April 30, 2016	27

Stonebridge Small-Cap Growth Fund	Trustees and Officers
April 30, 2016 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

				34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

*** The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

28	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Trustees and Officers
April 30, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.

Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.

Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.

Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Annual Report | April 30, 2016	29

Stonebridge Small-Cap Growth Fund	Trustees and Officers
OFFICERS (continued)	April 30, 2016 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.

Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011- 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

*** The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Stonebridge Capital Management, Inc. provides investment advisory services (currently none).

30	Stonebridge Small-Cap Growth Fund

Page Intentionally Left Blank

This report and its financial statements are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

www.vulcanvaluepartners.com

Shareholder Letter

April 30, 2016 (Unaudited)

PORTFOLIO REVIEW

General

Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund have produced exceptional long-term returns as both funds have outperformed their respective benchmarks inception to date. Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund received a 4-Star Overall Morningstar Ranking. (As of April 30, 2016 out of 1,476 Large Growth, and 646 Small Blend Funds, respectively, derived from a weighted average of the Funds’ three-, five- and ten-year (if applicable) Morningstar metrics, which are based on risk-adjusted return performance.)*

As we have often said, we place no weight on short-term results, good or bad, and neither should you. In fact, we have made and will continue to make decisions that negatively impact short-term performance when we think we can improve our long-term returns and lower risk. We encourage you to focus on our long-term results, the consistent execution of our investment philosophy, our outstanding team, and our conflict-free, fiduciary structure. We feel our compliance department does excellent work and has an enviable operating environment. Everyone at Vulcan Value Partners is required to invest in publicly traded equities exclusively through Vulcan Value Partners. This policy eliminates a lot of conflicts and focuses energy on where it should be focused – you, our client partners. These characteristics are what drive our long-term results, which is all that we care about.

The lower our price to value ratios, the higher our margin of safety. Our goal is to mitigate risk. We believe returns will take care of themselves over our five year horizon. It is very important to understand that market volatility is not risk. We define risk as the probability of permanently losing capital over our five-year time horizon. Our investment discipline requires us only to invest in companies that we believe have inherently stable values. As a result, market price volatility creates opportunities for us to mitigate risk by improving our price to value ratios.

This counterintuitive result is possible because of our dual discipline. One critical variable is our ability to find the few businesses with stable values and to have the discipline to avoid the many that do not have stable values, no matter how discounted they might be at a point in time. Most of the businesses that qualify for investment at Vulcan Value Partners in terms of value stability are overpriced most of the time. So, the second critical variable is to be disciplined about the price we are willing to pay for these outstanding businesses.

Ironic to some, but not to us, historically when markets are volatile and when our short-term results are at their worst, we are mitigating risk and planting the seeds for exceptional long-term compounding. Your stable, long-term capital allows us to take advantage of sellers who confuse stock price volatility with risk and/or do not have our long-term time horizon. Together, we form a powerful partnership that gives us a sustainable advantage over other market participants.

Increasingly, these market participants include mindless index and exchange traded funds, and factor-based approaches such as “smart beta.”1 To paraphrase my business partner Adam McClain, smart beta reminds us of someone who thinks they have discovered something wonderful when they smell bacon cooking and then eat the grease instead of the meat. Thank you very much, but we prefer to do the real work and enjoy the bacon. With more capital being deployed based on

Annual Report | April 30, 2016	1

Shareholder Letter

April 30, 2016 (Unaudited)

flavor of the week factors instead of a coherent investment philosophy based on a comprehensive set of fundamentals, our opportunities to find mispriced companies should improve over time.

We have no idea where markets will head over the remainder of the year, but we hope they will decline. Please rest assured that if they do, we will rigorously follow our investment discipline and redeploy capital into companies with stable values at more attractive price to value ratios. For a real world example of this process taking place, keep on reading about Hilton in the Vulcan Value Partners Fund section below.

Vulcan Value Partners Large Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Fund.

Parker-Hannifin, one of our largest holdings, is the world’s leading motion control company.2 It is a wonderful business and extremely well managed. Parker-Hannifin’s short-term results have been hurt by the very strong dollar and weak demand in the global industrial economy. Despite these headwinds, which have reduced Parker-Hannifin’s top line, the company has done a terrific job of managing costs and protecting profit margins. We expect conditions to remain challenging over the course of 2016. While we wait for the global economy to improve, Parker-Hannifin is producing strong free cash flow and using its free cash to repurchase stock at a discount to our estimate of intrinsic worth.

Oracle is also one of our largest holdings. Like Parker-Hannifin, Oracle has faced a significant headwind from the strong dollar. More importantly, the company is rapidly shifting its business mix to Cloud-based delivery of its software products. Cloud-based revenues are more profitable over time than on-premise software license fees. However, Oracle’s consolidated growth has slowed because Cloud sales do not have one-time setup fees, while on-premise sales do. Investors with shorter time horizons than ours have punished Oracle’s stock for the last couple of years because of its slowing consolidated growth. Assuming Oracle’s Cloud business continues to grow at high double-digit rates, the company’s consolidated growth rate should begin to accelerate sometime over the next twelve months and continue to accelerate for many years to come. Recently, as an inflection point has become more visible to short-term investors, they have pushed up Oracle’s stock price, and we have been rewarded for our patience.

A new purchase during the period, Hilton Worldwide Holdings, is a company that I have followed and owned numerous times over my career, making very attractive returns each time over several decades. Shortly after Vulcan Value Partners was formed, Blackstone took Hilton private at a price well in excess of our estimate of fair value. Since it was private, it was no longer available to us. A little over two years ago, Hilton did an initial public offering (IPO) and was available again. Hilton came public at a price too high to be of interest to us but we continued to follow it as we do with the relatively small number of companies we have found with stable values. Following these sound but over-priced companies is a big benefit to us. Our values are based on a set of fundamental assumptions about the companies we follow. If the companies we follow exceed our expectations, then our assumptions are conservative as are our values. Hilton’s results were much better than we expected, and yet the stock price declined, particularly during the fourth quarter of 2015. When markets declined in January, Hilton declined more. With a steadily rising value and a declining stock price, we were able to purchase Hilton at a substantial discount to our conservative estimate of intrinsic worth.

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April 30, 2016 (Unaudited)

Please note that nothing changed about Hilton’s business except that its value grew. Stock market and stock price volatility created an opportunity for us to mitigate risk and improve our long-term prospects. Because we limit ourselves to companies with stable values like Hilton, stock price volatility is not risk. Instead, stock price volatility is a tool that can be used to lower risk for disciplined, long-term investors like Vulcan Value Partners and you, our client partners.

Chubb was our top contributor in the Fund over the period. On July 1, 2015, ACE, Ltd announced a takeover offer for Chubb. We bought Chubb during the financial crisis. It had been a steady compounder for us with both price and estimated value rising at double digit rates since we bought it. ACE’s offer is right on top of our estimate of fair value. Interestingly, using the same valuation criteria, Chubb sold for 55% of our estimate of fair value in March of 2009. With ACE’s bid, Chubb’s price rose 36%, and just before the 4th of July holiday weekend, we were able to sell our entire stake and redeploy our capital back into other outstanding businesses with larger estimated margins of safety. Consequently, we enjoyed a nice gain, roughly maintained our overall price to value ratio, and remained fully invested in Large Cap.

Fossil Group was our biggest detractor in the Large Cap Fund during the period. We forecasted that 2015 was going to be a down year when we purchased Fossil and factored it into our valuation. It now looks like 2016 is going to be a down year as well, which we did not expect. While we would prefer to have been more accurate in our forecast for Fossil, we understand the reasons why and remain supportive of Fossil’s management team. Fossil has a very strong competitive position in the watch industry with global distribution and scale, strong internally developed brands, and a broad portfolio of third party brands. Fossil is the preferred partner for leading lifestyle brands including Michael Kors, Burberry, Armani Exchange, DKNY, Diesel, Tory Burch, Kate Spade, Adidas, and others. We think Fossil’s competitive strengths will enable it to compete effectively in the rapidly expanding wearables market. Fossil is investing heavily to participate in the wearables market, which is the main reason we expect 2016 to be a down year. If Fossil fails in wearables and retreats to traditional watches, it is extremely discounted. If Fossil is modestly successful in wearables, it is one of the most discounted companies we have ever owned.3

Vulcan Value Partners Small Cap Fund Review

In the discussion that follows, we highlight a few holdings in the Vulcan Value Partners Small Cap Fund.

Fossil Group was our biggest detractor in the Small Cap Fund during the period. We forecasted that 2015 was going to be a down year when we purchased Fossil and factored it into our valuation. It now looks like 2016 is going to be a down year as well, which we did not expect. While we would prefer to have been more accurate in our forecast for Fossil, we understand the reasons why and remain supportive of Fossil’s management team. Fossil has a very strong competitive position in the watch industry with global distribution and scale, strong internally developed brands, and a broad portfolio of third party brands. Fossil is the preferred partner for leading lifestyle brands including Michael Kors, Burberry, Armani Exchange, DKNY, Diesel, Tory Burch, Kate Spade, Adidas, and others. We think Fossil’s competitive strengths will enable it to compete effectively in the rapidly expanding wearables market. Fossil is investing heavily to participate in the wearables market, which is the main reason we expect 2016 to be a down year. If Fossil fails in wearables and retreats to traditional watches, it is extremely discounted. If Fossil is modestly successful in wearables, it could be one of the most discounted companies we have ever owned.3

Annual Report | April 30, 2016	3

Shareholder Letter

April 30, 2016 (Unaudited)

La Quinta Holdings, a new purchase, is a small cap version of Hilton. In fact, it was also taken private by Blackstone and had an IPO roughly two years ago. La Quinta is a much smaller company than Hilton and focuses on the limited service segment of the hotel market. Its results, while positive, were below inflated expectations when it IPO’d. With the stock price down significantly and its value stable, we were able to purchase La Quinta at an attractive price to value ratio.

Nu Skin returned approximately negative 25% during the period. Since buying Nu Skin, following our investment discipline, we reduced our weight in Nu Skin prior to its stock price decline because its price had risen faster than its estimated value in the first quarter. We are optimistic that its estimated value could compound at double digit rates over the next five years.

Closing

Approximately a year ago we announced that we were closing to new investors to protect the high quality of our client base and to preserve investment capacity for you, our client partners. It was a great decision. Market volatility is not risk to disciplined, long-term investors. We define risk as the probability of permanently losing capital over our five-year time horizon. It is an opportunity to lower risk by improving our margin of safety. Your patient capital alongside of ours and our shared long-term time horizon allows us to execute our investment philosophy which is based upon using short-term market disruptions to improve our long-term prospects.

Thank you for the confidence you have placed in us.

C.T. Fitzpatrick

Chief Executive Officer

Vulcan Value Partners, LLC

[1]

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors or market inefficiencies in a rules-based and transparent way.

See http://www.investopedia.com/terms/s/smart-beta.asp

[2]	Parker-Hannifin has the number one position in the motion and control industry; sourced from the Parker Hannifin presentation for the Gabelli Aircraft Supplier Conference September 9, 2015.

[3]	Discount is the difference between our estimated intrinsic value and the market price of a security.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics, as of April 30, 2016. Morningstar Rating is for the retail share class only; other classes may

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Shareholder Letter

April 30, 2016 (Unaudited)

have different performance characteristics. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Vulcan Value Partners Fund (VVPLX) was rated 3 Stars out of 1,476 for the 3-year period and 5 Stars out of 1,296 for the 5 year period against Large Growth Funds. Vulcan Value Partners Small Cap Fund (VVPSX) was rated 3 Stars out of 646 for the 3-year period and 5 Stars out of 562 for the 5-year period against Small Blend Funds. All information in this report is as of the date shown in the upper right hand corner unless otherwise indicated.

This letter reflects our views, opinions, and portfolio holdings as of April 30, 2016. Our views may change at any time based upon market or other conditions and Vulcan Value Partners disclaims any responsibility to update our views. Our views should not be relied on as investment advice and, because investment decisions for the fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the fund. Certain statements that we make may constitute “forward-looking statements”. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Past Performance does not guarantee future results.

Please see page 6 and 9 for 1 year and inception to date returns for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated intrinsic value of those shares.

Free Cash Flow is a measure of how much a business generates after accounting for capital expenditures. It is calculated as operating cash flow less capital expenditures.

Return of Capital is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back, thus decreasing the value of the investment.

Price to Book Ratio is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

The views of the Vulcan Value Partners, LLC and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

Diversification does not assure a profit or protect against loss.

The primary and secondary benchmark indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

The Funds are distributed by ALPS Distributors, Inc.

Annual Report | April 30, 2016	5

Fund Overview

April 30, 2016 (Unaudited)

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (as of 4/30/16)

				Since	Expense Ratios
	1 Year	3 Year	5 Year	Inception*	Total	Net**

Vulcan Value Partners Fund	-6.49%	10.23%	12.50%	12.52%	1.08%	1.08%
S&P 500® Total Return Index***	1.21%	11.26%	11.02%	12.39%
Russell 1000® Value Index***	-0.40%	9.59%	10.13%	11.79%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2016 without the approval by the Fund’s Board of Trustees.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

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Fund Overview

April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2016)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | April 30, 2016	7

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)
As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expense Ratio(a)	Expenses Paid During period 11/1/15 - 4/30/16(b)

Actual	$ 1,000.00	$ 995.40	1.08%	$ 5.36
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.49	1.08%	$ 5.42

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

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Fund Overview

April 30, 2016 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (as of 4/30/16)

				Since	Expense Ratios
	1 Year	3 Year	5 Year	Inception*	Total	Net**

Vulcan Value Partners Small Cap Fund	-5.04%	6.88%	10.15%	13.98%	1.26%	1.25%
Russell 2000® Value Index***	-3.71%	6.50%	6.77%	10.15%
Russell 2000® Index***	-5.94%	7.53%	6.98%	11.07%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2016 without the approval by the Fund’s Board of Trustees.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Annual Report | April 30, 2016	9

Fund Overview

April 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended April 30, 2016)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

April 30, 2016 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2015 and held until April 30, 2016.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note the expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table below is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account Value 11/1/15	Ending Account Value 4/30/16	Expense Ratio(a)	Expenses Paid During period 11/1/15 - 4/30/16(b)

Actual	$ 1,000.00	$ 1,001.30	1.25%	$ 6.22
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182)/366 (to reflect the half-year period).

Annual Report | April 30, 2016	11

Statement of Investments	Vulcan Value Partners Fund
April 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (96.11%)
Communications (12.24%)
Media (7.07%)
Discovery Communications, Inc., Class C(a)	1,982,716	$53,097,134
Time Warner, Inc.	334,626	25,143,798
Walt Disney Co.	288,610	29,801,869

		108,042,801

Telecommunications (5.17%)
Cisco Systems, Inc.	2,268,831	62,370,164
Verizon Communications, Inc.	327,109	16,662,932

		79,033,096

TOTAL COMMUNICATIONS		187,075,897

Consumer, Cyclical (9.78%)
Apparel (0.77%)
LVMH Moet Hennessy Louis Vuitton SE	70,965	11,790,609

Auto Parts&Equipment (0.94%)
GKN PLC	3,500,000	14,252,797

Distribution/Wholesale (3.95%)
Fossil Group, Inc.(a)	1,489,979	60,344,149

Lodging (4.12%)
Hilton Worldwide Holdings, Inc.	1,751,449	38,619,451
Intercontinental Hotels Group PLC, ADR	607,009	24,365,341

		62,984,792

TOTAL CONSUMER, CYCLICAL		149,372,347

Consumer, Non-cyclical (5.06%)
Healthcare-Services (5.06%)
Aetna, Inc.	240,296	26,978,032
Anthem, Inc.	357,940	50,387,214

		77,365,246

TOTAL CONSUMER, NON-CYCLICAL		77,365,246

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Vulcan Value Partners Fund	Statement of Investments
April 30, 2016

	Shares	Value (Note 2)

Energy (7.69%)
Oil & Gas Services (7.69%)
National Oilwell Varco, Inc.	3,260,027	$117,491,373

TOTAL ENERGY		117,491,373

Financial (34.96%)
Banks (8.55%)
Bank of New York Mellon Corp.	1,457,422	58,646,661
State Street Corp.	1,155,030	71,958,369

		130,605,030

Diversified Financial Services (16.33%)
Aberdeen Asset Management PLC	10,575,157	46,154,826
Franklin Resources, Inc.	1,968,626	73,508,495
Mastercard, Inc., Class A	516,264	50,072,445
T. Rowe Price Group, Inc.	409,476	30,829,448
Visa, Inc., Class A	633,873	48,960,351

		249,525,565

Insurance (10.08%)
Axis Capital Holdings, Ltd.	1,007,288	53,658,232
Everest Re Group, Ltd.	226,170	41,818,833
Swiss Re AG	660,049	58,553,289

		154,030,354

TOTAL FINANCIAL		534,160,949

Industrial (12.59%)
Aerospace & Defense (5.13%)
Boeing Co.	411,735	55,501,878
United Technologies Corp.	219,314	22,889,802

		78,391,680

Miscellaneous Manufacturing (7.46%)
Dover Corp.	617,747	40,585,978
Parker-Hannifin Corp.	633,216	73,465,720

		114,051,698

TOTAL INDUSTRIAL		192,443,378

Technology (13.79%)
Computers (0.79%)
Apple, Inc.	128,629	12,057,682

Annual Report | April 30, 2016	13

Statement of Investments	Vulcan Value Partners Fund
April 30, 2016

		Shares	Value (Note 2)

Technology (continued)
Semiconductors (3.14%)
QUALCOMM, Inc.		948,167	$47,901,397

Software (9.86%)
Check Point Software Technologies, Ltd.(a)		363,325	30,108,743
Oracle Corp.		3,025,900	120,612,374

			150,721,117

TOTAL TECHNOLOGY			210,680,196

TOTAL COMMON STOCKS (Cost $1,391,374,309)			1,468,589,386

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (3.08%)
Money Market Fund (3.08%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.162%	46,988,436	46,988,436

TOTAL SHORT TERM INVESTMENTS (Cost $46,988,436)			46,988,436

TOTAL INVESTMENTS (99.19%) (Cost $1,438,362,745)			$1,515,577,822

Other Assets In Excess Of Liabilities (0.81%)			12,502,608

NET ASSETS (100.00%)			$1,528,080,430

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2016

	Shares	Value (Note 2)

COMMON STOCKS (78.93%)
Communications (3.29%)
Internet (0.95%)
Trade Me Group, Ltd.	3,407,727	$10,830,651

Media (2.34%)
SAI Global, Ltd.	9,680,569	26,866,261

TOTAL COMMUNICATIONS		37,696,912

Consumer, Cyclical (13.21%)
Distribution/Wholesale (5.19%)
Fossil Group, Inc.(a)	1,469,127	59,499,644

Home Furnishings (0.73%)
Select Comfort Corp.(a)	337,936	8,340,260

Housewares (1.83%)
Tupperware Brands Corp.	360,526	20,935,745

Lodging (1.97%)
La Quinta Holdings, Inc.(a)	1,774,012	22,654,133

Office Furnishings (0.90%)
Herman Miller, Inc.	343,816	10,372,929

Retail (2.59%)
Nu Skin Enterprises, Inc., Class A	727,987	29,680,030

TOTAL CONSUMER, CYCLICAL		151,482,741

Consumer, Non-cyclical (3.61%)
Commercial Services (3.61%)
Navigant Consulting, Inc.(a)	962,648	15,363,862
Savills PLC	2,402,559	26,047,920

		41,411,782

TOTAL CONSUMER, NON-CYCLICAL		41,411,782

Energy (2.09%)
Oil & Gas Services (2.09%)
Thermon Group Holdings, Inc.(a)	1,281,801	24,020,951

TOTAL ENERGY		24,020,951

Annual Report | April 30, 2016	15

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2016

	Shares	Value (Note 2)

Financial (25.71%)
Diversified Financial Services (8.31%)
Ashmore Group PLC	9,403,284	$42,194,364
Eaton Vance Corp.	643,834	22,231,588
Virtus Investment Partners, Inc.	394,731	30,875,859

		95,301,811

Insurance (16.93%)
Aspen Insurance Holdings, Ltd.	1,077,165	49,926,598
Axis Capital Holdings, Ltd.	821,083	43,739,091
Everest Re Group, Ltd.	165,386	30,579,871
Navigators Group, Inc.(a)	591,373	48,853,324
Safety Insurance Group, Inc.	371,931	21,055,014

		194,153,898

REITS (0.47%)
Outfront Media, Inc.	249,983	5,422,131

TOTAL FINANCIAL		294,877,840

Industrial (24.40%)
Aerospace & Defense (1.02%)
Curtiss-Wright Corp.	152,087	11,646,822

Electrical Components & Equipment (3.59%)
EnerSys	705,171	41,160,831

Electronics (5.91%)
Ituran Location and Control, Ltd.	1,583,952	32,946,202
Woodward, Inc.	643,416	34,879,581

		67,825,783

Industrial Services (1.42%)
MSC Industrial Direct Co., Inc., Class A	209,839	16,262,523

Machinery-Diversified (5.05%)
Concentric AB	2,123,280	24,060,729
Lindsay Corp.	443,673	33,923,237

		57,983,966

Metal Fabricate/Hardware (2.07%)
Timken Co.	666,298	23,740,198

Miscellaneous Manufacturing (2.99%)
Crane Co.	402,032	22,340,918

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments
April 30, 2016

		Shares	Value (Note 2)

Industrial (continued)
Miscellaneous Manufacturing (continued)
Donaldson Co., Inc.		367,240	$12,001,403

			34,342,321

Transportation (2.35%)
Forward Air Corp.		591,746	26,971,783

TOTAL INDUSTRIAL			279,934,227

Industrials (2.00%)
Miscellaneous Manufacturing (2.00%)
Actuant Corp., Class A		859,198	22,949,179

TOTAL INDUSTRIALS			22,949,179

Technology (4.62%)
Software (4.62%)
ACI Worldwide, Inc.(a)		2,649,969	52,972,880

TOTAL TECHNOLOGY			52,972,880

TOTAL COMMON STOCKS (Cost $874,942,883)			905,346,512

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (20.19%)
Money Market Fund (20.19%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.162%	231,550,483	231,550,483

TOTAL SHORT TERM INVESTMENTS (Cost $231,550,483)			231,550,483

TOTAL INVESTMENTS (99.12%) (Cost $1,106,493,366)			$1,136,896,995

Other Assets In Excess Of Liabilities (0.88%)			10,109,923

NET ASSETS (100.00%)			$1,147,006,918

(a)	Non-Income Producing Security.

Annual Report | April 30, 2016	17

Statement of Investments	Vulcan Value Partners Small Cap Fund
April 30, 2016

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.
18	www.vulcanvaluepartners.com

Statements of Assets and Liabilities
April 30, 2016

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund

ASSETS:
Investments, at value	$1,515,577,822	$1,136,896,995
Foreign currency, at value (Cost $2,042,478 and $–)	2,057,169	–
Receivable for investments sold	11,483,324	15,724,286
Receivable for shares sold	1,575,587	963,311
Dividends receivable	1,669,782	1,135,539
Other assets	23,161	20,563

Total assets	1,532,386,845	1,154,740,694

LIABILITIES:
Payable for investments purchased	–	4,858,738
Payable for shares redeemed	2,827,556	1,606,153
Payable to adviser	1,253,802	1,074,779
Payable for administration fees	35,161	26,400
Payable for transfer agency fees	14,589	11,143
Payable for delegated transfer agent equivalent services fees	21,402	50,957
Payable for professional fees	23,864	21,957
Payable for trustee fees and expenses	10,439	7,526
Payable for principal financial officer fees	490	344
Accrued expenses and other liabilities	119,112	75,779

Total liabilities	4,306,415	7,733,776

NET ASSETS	$1,528,080,430	$1,147,006,918

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$1,490,753,963	$1,158,155,077
Accumulated net investment income	9,450,857	2,656,416
Accumulated net realized loss	(49,418,194)	(44,219,575)
Net unrealized appreciation	77,293,804	30,415,000

NET ASSETS	$1,528,080,430	$1,147,006,918

INVESTMENTS, AT COST	$1,438,362,745	$1,106,493,366

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$17.17	$16.58
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	88,974,041	69,190,114

See Accompanying Notes to Financial Statements.
Annual Report | April 30, 2016	19

Statements of Operations
For the Year Ended April 30, 2016

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund

INVESTMENT INCOME:
Dividends	$37,120,339	$20,918,758
Foreign taxes withheld	(817,964)	(740,534)

Total investment income	36,302,375	20,178,224

EXPENSES:
Investment advisory fees (Note 6)	16,695,200	12,451,815
Administrative fees	457,897	298,485
Transfer agency fees	138,740	117,218
Delegated transfer agent equivalent services fees	146,428	332,051
Professional fees	50,040	38,877
Custodian fees	246,260	138,437
Principal financial officer fees	6,070	3,930
Trustee fees and expenses	44,485	29,079
Recoupment of previously waived fees	–	20,833
Other	168,450	103,857

Total net expenses	17,953,570	13,534,582

NET INVESTMENT INCOME	18,348,805	6,643,642

Net realized gain on investments	10,263,423	2,709,397
Net realized loss on foreign currency transactions	(14,845)	(35,259)

Net realized gain	10,248,578	2,674,138

Net change in unrealized depreciation of investments	(154,933,695)	(62,880,530)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	78,727	11,371

Net change in unrealized depreciation	(154,854,968)	(62,869,159)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(144,606,390)	(60,195,021)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(126,257,585)	$(53,551,379)

See Accompanying Notes to Financial Statements.
20	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statements of Changes in Net Assets

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS:
Net investment income	$18,348,805	$14,655,614
Net realized gain	10,248,578	98,001,413
Net change in unrealized appreciation/(depreciation)	(154,854,968)	79,272,468

Net increase/(decrease) in net assets resulting from operations	(126,257,585)	191,929,495

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(12,104,797)	(12,786,089)
From net realized gains on investments	(119,403,152)	(68,848,994)

Net decrease in net assets from distributions	(131,507,949)	(81,635,083)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	572,087,701	787,552,477
Issued to shareholders in reinvestment of distributions	108,659,155	66,389,769
Cost of shares redeemed, net of redemption fees	(665,005,259)	(123,961,345)

Net increase from share transactions	15,741,597	729,980,901

Net increase/(decrease) in net assets	(242,023,937)	840,275,313

NET ASSETS:
Beginning of year	1,770,104,367	929,829,054

End of year*	$1,528,080,430	$1,770,104,367

*Includes accumulated net investment income of:	$9,450,857	$3,221,845

See Accompanying Notes to Financial Statements.
Annual Report | April 30, 2016	21

Statements of Changes in Net Assets	Vulcan Value Partners Small Cap Fund

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015

OPERATIONS:
Net investment income	$6,643,642	$5,831,901
Net realized gain	2,674,138	75,800,547
Net change in unrealized appreciation/(depreciation)	(62,869,159)	22,946,461

Net increase/(decrease) in net assets resulting from operations	(53,551,379)	104,578,909

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	(3,951,718)	(5,724,213)
From net realized gains on investments	(63,400,984)	(94,956,634)

Net decrease in net assets from distributions	(67,352,702)	(100,680,847)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	333,969,377	286,238,909
Issued to shareholders in reinvestment of distributions	55,331,982	84,059,577
Cost of shares redeemed, net of redemption fees	(254,512,720)	(307,320,451)

Net increase from share transactions	134,788,639	62,978,035

Net increase in net assets	13,884,558	66,876,097

NET ASSETS:
Beginning of year	1,133,122,360	1,066,246,263

End of year*	$1,147,006,918	$1,133,122,360

*Includes accumulated net investment income/(loss) of:	$2,656,416	$–

See Accompanying Notes to Financial Statements.
22	www.vulcanvaluepartners.com

Intentionally Left Blank

Financial Highlights
For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:

Net investment income(a)
Net realized and unrealized gain/(loss) on investments

Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments

Total distributions

Redemption fees added to paid-in capital

Increase/(decrease) in net asset value

NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements
Net investment income to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.
24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
$19.97		$18.20		$15.28		$13.03		$11.66

0.20		0.22		0.14		0.15		0.02
(1.51)		2.77		3.33		2.35		1.45
(1.31)		2.99		3.47		2.50		1.47

(0.13)		(0.17)		(0.11)		(0.12)		(0.01)
(1.36)		(1.05)		(0.44)		(0.13)		(0.09)
(1.49)		(1.22)		(0.55)		(0.25)		(0.10)

0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
(2.80)		1.77		2.92		2.25		1.37
$17.17		$19.97		$18.20		$15.28		$13.03

(6.49%)		16.61%		22.84%		19.33%		12.73%

$1,528,080		$1,770,104		$929,829		$447,297		$125,087

1.08%		1.08%		1.09%		1.18%		1.51%
1.08%		1.08%		1.09%		1.18%		1.50%
1.10%		1.12%		0.80%		1.06%		0.16%

85%		64%		56%		24%		49%

Annual Report | April 30, 2016	25

Financial Highlights
For a share outstanding throughout the years presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF YEAR

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

See Accompanying Notes to Financial Statements.
26	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
$18.61		$18.74		$16.97		$13.18		$13.72

0.10		0.10		(0.01)		0.03		0.02
(1.05)		1.77		2.76		3.91		0.17
(0.95)		1.87		2.75		3.94		0.19

(0.06)		(0.11)		–		(0.06)		–
(1.02)		(1.89)		(0.98)		(0.09)		(0.73)
(1.08)		(2.00)		(0.98)		(0.15)		(0.73)

0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
(2.03)		(0.13)		1.77		3.79		(0.54)
$16.58		$18.61		$18.74		$16.97		$13.18

(5.04%)		10.74%		16.11%		30.07%		2.10%

$1,147,00	7	$1,133,12	2	$1,066,24	6	$425,152		$40,103

1.25%		1.26%		1.30%		1.38%		1.86%
1.25%		1.25%		1.25%		1.28%		1.50%

0.61%		0.56%		(0.05%)		0.21%		0.15%

80%		73%		70%		57%		57%

Annual Report | April 30, 2016	27

Notes to Financial Statements

April 30, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). As of April 30, 2016, the Trust had 34 registered funds. This annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Funds seek to achieve long-term capital appreciation. The Funds are classified as a non-diversified investment company for purpose of the 1940 Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security.

When such prices or quotations are not available, or when Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

28	www.vulcanvaluepartners.com

Notes to Financial Statements
April 30, 2016

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of April 30, 2016.

Vulcan Value Partners Fund:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
Investments in Securities at	Unadjusted	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)	$1,468,589,386	$–	$–	$1,468,589,386
Short Term Investments	46,988,436	–	–	46,988,436

TOTAL	$1,515,577,822	$–	$–	$1,515,577,822

Vulcan Value Partners Small Cap Fund:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
Investments in Securities at	Unadjusted	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)	$905,346,512	$–	$–	$905,346,512
Short Term Investments	231,550,483	–	–	231,550,483

TOTAL	$1,136,896,995	$–	$–	$1,136,896,995

(a)	For detailed descriptions, see the accompanying Statements of Investments

Annual Report | April 30, 2016	29

Notes to Financial Statements
April 30, 2016

The Funds recognize transfers between levels as of the end of period. For the year ended April 30, 2016, the Vulcan Small Cap Funds did have transfers between Level 1 and Level 2. The below transfers from Level 2 to Level 1 were due to the Funds’ ability to obtain a closing market price. For the year ended April 30, 2016, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Transfers into and out of Levels 1 and 2 as of April 30, 2016 were as follows:

	Level 1		Level 2
Vulcan Value
Partners Small
Cap Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	$69,062,625	$–	$–	$(69,062,625)

Total	$69,062,625	$–	$–	$(69,062,625)

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund.

30	www.vulcanvaluepartners.com

Notes to Financial Statements
April 30, 2016

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION:

Reclassifications: As of April 30, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to foreign currency reclassifications and book/tax distribution differences. The reclassifications were as follows:

		Accumulated Net	Accumulated Net
		Investment	Realized Loss on
Fund	Paid-in Capital	Income	Investments

Vulcan Value Partners Fund	$–	$(14,996)	$14,996
Vulcan Value Partners Small Cap Fund	–	(35,508)	35,508

Tax Basis of Investments: As of April 30, 2016, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners	Vulcan Value Partners
	Fund	Small Cap Fund

Gross appreciation
(excess of value over tax cost)	$186,735,663	$102,761,060
Gross depreciation
(excess of tax cost over value)	(141,636,640)	(74,165,067)
Net appreciation of foreign currency and derivatives	78,727	11,371

Net unrealized appreciation	$45,177,750	$28,607,364

Cost of investments for income tax purposes	$1,470,478,799	$1,108,301,002

Annual Report | April 30, 2016	31

Notes to Financial Statements
April 30, 2016

Components of Earnings: As of April 30, 2016, components of distributable earnings were as follows:

		Vulcan Value
	Vulcan Value	Partners Small Cap
	Partners Fund	Fund

Undistributed ordinary income	$9,450,857	$2,656,416
Accumulated capital losses	(17,302,140)	(42,411,939)
Net unrealized appreciation on investments	45,177,750	28,607,364

Total	$37,326,467	$(11,148,159)

As of April 30, 2016, the Vulcan Value Partners Fund and the Vulcan Value Small Cap Fund elect to defer to the period ending April 30, 2017, capital losses recognized during the period November 1, 2015 to April 30, 2016 in the amounts of $17,302,140 and $42,411,939, respectively.

Capital Losses: As of April 30, 2016, the Funds have no accumulated capital loss carryforwards.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal years ended April 30, 2016 and April 30, 2015 were as follows:

		Long-Term Capital
	Ordinary Income	Gain

2016
Vulcan Value Partners Fund	$48,548,716	$82,959,233
Vulcan Value Partners Small Cap Fund	10,661,578	56,691,124

		Long-Term Capital
	Ordinary Income	Gain

2015
Vulcan Value Partners Fund	$48,380,968	$33,254,115
Vulcan Value Partners Small Cap Fund	64,217,648	36,463,199

32	www.vulcanvaluepartners.com

Notes to Financial Statements
April 30, 2016

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended April 30, 2016 were as follows:

		Proceeds From Sales of
Fund	Purchase of Securities	Securities

Vulcan Value Partners Fund	$1,373,453,895	$1,528,274,216
Vulcan Value Partners Small Cap Fund	780,103,038	822,632,509

5. CAPITAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Trust or its creditors solely by reason of the purchasers’ ownership of the shares. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $100,356 and $10,334, respectively, for the year ended April 30, 2016, and $22,469 and $17,712, respectively, for the year ended April 30, 2015, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015

Shares Sold	32,133,506	40,549,413
Shares Issued in Reinvestment of Dividends	6,372,007	3,392,456
Less Shares Redeemed	(38,169,154)	(6,399,329)

Net Increase	336,359	37,542,540

Vulcan Value Partners Small Cap Fund

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015

Shares Sold	20,302,249	15,540,687
Shares Issued in Reinvestment of Dividends	3,358,435	4,815,937
Less Shares Redeemed	(15,350,234)	(16,362,540)

Net Increase	8,310,450	3,994,084

Annual Report | April 30, 2016	33

Notes to Financial Statements
April 30, 2016

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay the Adviser an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect from June 10, 2015 through August 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Funds’ expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. Notwithstanding the foregoing, the Funds will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were foregone or reimbursed. The Adviser may not discontinue or modify this waiver prior to August 31, 2016 without the approval by the Funds’ Board of Trustees.

For the year ended April 30, 2016, the fee waivers and/or reimbursements were as follows:

Fund	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$–
Vulcan Value Partners Small Cap Fund	20,833

As of April 30, 2016, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	161,158	400,224	79,989	641,371

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administration Agreement, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statements of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

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Notes to Financial Statements
April 30, 2016

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses. Transfer agent fees paid by the Funds for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Principal financial officer fees paid by the Fund for the year ended April 30, 2016 are disclosed in the Statement of Operations.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Funds. Transactions may be processed through the National Securities Clearing Corporation (“NSCC”) or similar systems or processed on a manual basis. These fees are paid by the Funds to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Funds may increase. Fees are disclosed on the Statements of Operations as “Delegated transfer agent equivalent services fees”.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | April 30, 2016	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (the “Funds”), two of the portfolios constituting Financial Investors Trust, as of April 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund of Financial Investors Trust as of April 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

June 28, 2016

36	www.vulcanvaluepartners.com

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2016 (Unaudited)

On December 15, 2015, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Vulcan Value Partners, LLC (the “Adviser”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with the Adviser, the Trustees, including the Independent Trustees, considered the following factors with respect to the Vulcan Value Partners Small Cap Fund and Vulcan Value Partners Fund (the “Vulcan Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Vulcan Funds, to the Adviser of 1.00% of the Vulcan Value Partners Fund’s daily average net assets and 1.15% of the Vulcan Value Partners Small Cap Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser to the Vulcan Funds.

The Board received and considered information including a comparison of each of the Vulcan Fund’s contractual and actual advisory fees and overall expenses with those of funds in the peer groups and universes of funds provided by an independent provider of investment company data (the “Independent Data Provider”) and by the Adviser. The Trustees noted that the contractual advisory fee rates for both Vulcan Funds were above the Independent Data Provider peer group average and median contractual advisory fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.08% for the Vulcan Value Partners Fund and 1.25% for the Vulcan Value Partners Small Cap Fund. The Trustees noted that each of the Vulcan Funds’ total expense ratios (after waivers) were above the Independent Data Provider peer group average and median total expense ratios (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Vulcan Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by the Adviser and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Vulcan Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Vulcan Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Vulcan Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

Annual Report | April 30, 2016	37

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2016 (Unaudited)

The Trustees also reviewed, among other things, the Adviser’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Vulcan Funds for the 3-month, 1-year, 3-year and 5-year periods ended September 30, 2015. That review included a comparison of each Vulcan Fund’s performance to the performance of a group of comparable funds selected by Independent Data Provider. The Trustees noted the performance of each Vulcan Fund was above its respective Independent Data Provider peer group average and median performance for the 1-year, 3-year and 5-year periods ended September 30, 2015. The Trustees also considered the Adviser’s discussion of each Vulcan Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by the Adviser regarding fees charged to its other clients utilizing a strategy similar to that employed by the Vulcan Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by the Adviser based on the fees payable under the Investment Advisory Agreement with respect to each Vulcan Fund. The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of each Vulcan Fund. The Board then reviewed the Adviser’s audited calendar year 2013-2014 financial statements in order to analyze the financial condition and stability and profitability of the Adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Vulcan Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Vulcan Funds, including whether soft dollar arrangements were used.

In renewing the Adviser as the Vulcan Funds’ investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	each Vulcan Fund’s contractual advisory fee rate was above its Independent Data Provider peer group average and median contractual advisory fee rates;

●	each Vulcan Fund’s total expense ratio (after waivers) was above its Independent Data Provider peer group average and median total expense ratios (after waivers);

●	the nature, extent and quality of services rendered by the Adviser under the Investment Advisory Agreement with respect to the Vulcan Funds were adequate;

38	www.vulcanvaluepartners.com

Disclosure Regarding Approval of Fund Advisory Agreements

April 30, 2016 (Unaudited)

●	the performance of each Vulcan Fund was above its Independent Data Provider peer group performance for the 1-year, 3-year and 5-year periods ended September 30, 2015;

●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to one or more of the Vulcan Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Vulcan Funds;

●	the profit, if any, realized by the Adviser in connection with the operation of each Vulcan Fund is not unreasonable to such Vulcan Fund; and

●	there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Vulcan Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation for investment advisory services is consistent with the best interests of the Vulcan Funds and their shareholders.

Annual Report | April 30, 2016	39

Additional Information

April 30, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds files their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Funds designate the following for federal income tax purposes for the calendar year ended December 31, 2015:

	Qualified Dividend Income	Dividend Received Deduction
Vulcan Value Partners Fund	58.67%	54.33%
Vulcan Value Partners Small Cap Fund	100.00%	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Vulcan Value Partners Fund designated $82,959,233, and the Vulcan Value Partners Small Cap Fund designated $56,691,124 as long-term capital gain dividends.

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Trustees and Officers

April 30, 2016 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 888-288-1121.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	34	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., 1930	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran formerly served as President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado, from 1991 to 2007. During his career as an attorney from 1958 to 1991, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	34	None.

Annual Report | April 30, 2016	41

Trustees and Officers

April 30, 2016 (Unaudited)

 INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	34	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds), Reaves Utility Income Fund (1 fund) and Clough Funds Trust (1 fund).
Jerry G. Rutledge 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Principal Real Estate Fund (1 fund), Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

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Trustees and Officers

April 30, 2016 (Unaudited)

 INDEPENDENT TRUSTEES (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee During Past 5 Years**
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	34	None.

Annual Report | April 30, 2016	43

Trustees and Officers

April 30, 2016 (Unaudited)

 INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	34	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund) and Clough Funds Trust (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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Trustees and Officers

April 30, 2016 (Unaudited)

 OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and ALPS Series Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.
JoEllen L. Legg, 1961	Secretary	Ms. Legg was elected Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President, Assistant General Counsel of ALPS. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation (February 2005 - March 2007). Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of ALPS Series Trust and Reaves Utility Income Fund.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Reaves Utility Income Fund, Centre Funds and Transparent Value Trust.
Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.
Nate Mandeville, 1977	Assistant Treasurer	Mr. Mandeville was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Mr. Mandeville joined ALPS in December 2013 and is Fund Controller for ALPS. Prior to joining ALPS, Mr. Mandeville worked for Great-West Financial (2011-2013), Virtuoso Sourcing Group (2008-2011) and Janus Capital Group (2000-2008). Because of his position with ALPS, Mr. Mandeville is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Mandeville also serves as Assistant Treasurer of ALPS Series Trust.
Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act.

Annual Report | April 30, 2016	45

Trustees and Officers

April 30, 2016 (Unaudited)

 OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Sareena Khwaja-Dixon 1980	Assistant Secretary	Ms. Khwaja-Dixon was elected Assistant Secretary of the Trust at the December 15, 2015 meeting of the Board of Trustees.	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011-2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected. Officers are elected on an annual basis.

***	The Fund Complex includes all series of the Trust (currently 34) and any other investment companies for which any Trustee serves as trustee for and which Vulcan Value Partners, LLC, Inc. provides investment advisory services (currently none).

46	www.vulcanvaluepartners.com

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The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.
This material must be accompanied or preceded by a prospectus.
Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees:  For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $316,200 and $259,000, respectively.

(b)

Audit-Related Fees:   For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $50,850 and $45,185, respectively. The fiscal year 2016 and 2015 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees:    For the Registrant’s fiscal years ended April 30, 2016 and April 30, 2015, no fees were billed to Registrant by the principal accountant for products and services, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures:    All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee. The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $85,069 in fiscal year ended April 30, 2016 and $68,301 in fiscal year ended April 30, 2015. These fees consisted of non-audit fees billed to (i) the Registrant of $50,850 in fiscal year ended April 30, 2016 and $45,185 in fiscal year ended April 30, 2015 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $34,219 in fiscal year ended April 30, 2016 and $23,116 in fiscal year ended April 30, 2015. The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	July 11, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	July 11, 2016